                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10183

                                   ----------

                           MET INVESTORS SERIES TRUST
               (Exact name of registrant as specified in charter)

                            22 Corporate Plaza Drive
                         Newport Beach, California 92660
               (Address of principal executive offices)(Zip code)

 (Name and Address of Agent for Service)                        Copy to:

            Elizabeth M. Forget                          Robert N. Hickey, Esq.
                President                               Sullivan & Worcester LLP
        Met Investors Series Trust                        1666 K Street, N.W.
22 Corporate Plaza Drive, Newport Beach,                 Washington, D.C. 20006
            California 92660

       Registrant's telephone number, including area code: (800) 848-3854

Date of fiscal year end: December 31

Date of reporting period: June 30, 2004

Item 1: Report of Shareholder

                                 MET INVESTORS
                                 SERIES TRUST

                     Met/AIM Mid Cap Core Equity Portfolio
                      Met/AIM Small Cap Growth Portfolio
                     Goldman Sachs Mid-Cap Value Portfolio
                    Harris Oakmark International Portfolio
                       Janus Aggressive Growth Portfolio
                      J.P. Morgan Quality Bond Portfolio
                      J.P. Morgan Select Equity Portfolio
                     Lord Abbett America's Value Portfolio
                     Lord Abbett Bond Debenture Portfolio
                    Lord Abbett Growth and Income Portfolio
                  Lord Abbett Growth Opportunities Portfolio
                      Lord Abbett Mid-Cap Value Portfolio
                     MFS Research International Portfolio
                            Money Market Portfolio
                    (Formerly PIMCO Money Market Portfolio)
                    Neuberger Berman Real Estate Portfolio
                  Oppenheimer Capital Appreciation Portfolio
                   PIMCO Inflation Protected Bond Portfolio
                        PIMCO PEA Innovation Portfolio
                     (Formerly PIMCO Innovation Portfolio)
                         PIMCO Total Return Portfolio
                  Met/Putnam Capital Opportunities Portfolio
                         Met/Putnam Research Portfolio
                    Third Avenue Small Cap Value Portfolio
                    T. Rowe Price Mid-Cap Growth Portfolio
                        Turner Mid-Cap Growth Portfolio

                              SEMI-ANNUAL REPORT

                                 JUNE 30, 2004

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio              For the period ended 6/30/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


In the first half of 2004, as the country focused on election year politics and instability in Iraq, the equity markets posted modest gains, and the U.S. economy grew at a healthy pace. The Dow Jones Industrial Average/1/ was up 0.87%, the NASDAQ Composite Index/2/ was up 2.22%, and the S&P 500 Index/3/ was up 3.44%. GDP growth for the first quarter was revised to 3.9%, which was slightly below expectations, and mostly due to a widening trade gap and an uptick in inflation. Consequently, estimates for second quarter Gross Domestic Product (GDP) growth have been revised lower to between 3.5-4%.

Manufacturing activity was robust as the widely recognized Institute for Supply Management index (ISM) remained above 60 in the first half of the year, a level far exceeding the economic expansion mark of 50. Within these reports, the employment component of the ISM showed signs of consistent improvement. In fact, the overall employment picture improved significantly in the first half of 2004 as the unemployment rate fell to 5.6% by the end of June. Job creation also picked up, particularly in the second quarter, as both the household survey and nonfarm payrolls rose by more than 200,000 jobs, on average, each month during the period.

Consumer confidence got a boost from the improving employment situation, and by the end of the second half, the Conference Board's Index of Consumer Confidence reached its highest level since 2002. Consumer spending also remained healthy, despite rising oil costs and creeping inflation as indicated by higher prices for staples such as milk and butter. Home sales remained particularly healthy in the first half as home buyers rushed to lock in historically low mortgage rates before the Federal Reserve took action.

In any case, an economic expansion appears to be underway as corporate profits have strengthened significantly, and the labor market has solidified. Preliminary inflation measures are elevated and higher inflation and interest rates are generally expected over the next few months. In response to these factors, the Federal Open Market Committee raised the fed funds target by 25 basis points at its June meeting, with more increases expected later this year. As we enter the second half of the year, the primary focus will be on the impact that the rate increases, presidential election outcome, and Iraq situation will have on the economy and markets.

PORTFOLIO OVERVIEW
In the first half of 2004, the Met/AIM Mid Cap Core Equity Portfolio Class B shares posted a return of 8.46%, out performing its benchmark, the Russell Midcap Index/4/, which posted a return of 6.67%. Portfolio managers held overweight positions in the industrials, materials, and energy sectors, and under weight positions in the consumer discretionary, financials, information technology, utilities and health care sectors, relative to the Russell Midcap Index. Throughout the year, portfolio managers took steps to increase exposure to the financials and materials sectors, and they reduced their allocation to the health care sector.

The bulk of the Portfolio's outperformance can be attributed to the portfolio's exposure to the industrials and energy sectors. Within the energy sector, oil & gas stocks performed particularly well. Stock selection in the health care sector benefited the Portfolio as health care equipment and supplies stocks posted double digit returns. An overweight position in the materials sector also positively contributed to the portfolio's performance as holdings in forest and paper products companies performed well. The Portfolio had weak relative performance from holdings in the consumer staples and utilities sectors.

Fund managers continued to invest cautiously, balancing any investments in companies that were leveraged to economic recovery with more defensive names. Given the Portfolio's generally conservative posture, portfolio managers have been careful to select economically sensitive companies that represent strong brands, are market leaders and are trading at very compelling valuations. Fund managers believe this investment philosophy will generate relatively consistent long-term performance.

RONALD S. SLOAN
Portfolio Manager
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              International Flavors & Fragrances, Inc.   2.65%
              ---------------------------------------------------
              Dover Corp.                                2.46%
              ---------------------------------------------------
              Mohawk Industries, Inc.                    2.20%
              ---------------------------------------------------
              Computer Associates International, Inc.    1.91%
              ---------------------------------------------------
              V.F. Corp.                                 1.86%
              ---------------------------------------------------
              Wisconsin Energy Corp.                     1.84%
              ---------------------------------------------------
              Campbell Soup Co.                          1.83%
              ---------------------------------------------------
              Republic Services, Inc.                    1.82%
              ---------------------------------------------------
              Ceridian Corp.                             1.78%
              ---------------------------------------------------
              Kroger Co.                                 1.76%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04
                                    [CHART]


Non-Cyclical           26.9%
Industrial             12.6%
Cyclical               12.4%
Financial              12.0%
Energy                  9.6%
Basic Materials         9.5%
Technology              5.4%
Diversified             4.7%
Communications          3.8%
Utilities               3.1%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Mid Cap Core Equity Portfolio              For the period ended 6/30/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



               Met/AIM Mid Cap Core Equity Portfolio, managed by
           AIM Capital Management, Inc., vs. Russell Midcap Index/4/
                           Growth Based on $10,000+
                                    [CHART]

                                         Met/AIM Mid Cap
            Russell Midcap Index/4/   Core Equity Portfolio
            -----------------------   ---------------------
10/9/2001         $10,000                    $10,000
12/31/2001         11,463                     11,026
3/31/2002          11,950                     11,606
6/30/2002          10,809                     10,826
9/30/2002           8,903                      9,275
12/31/2002          9,608                      9,843
3/31/2003           9,381                      9,402
6/30/2003          11,094                     10,874
9/30/2003          11,807                     11,314
12/31/2003         13,457                     12,406
3/31/2004          14,148                     12,840
6/30/2004          14,354                     13,456

    -----------------------------------------------------------
                                Average Annual Return/5/
                                (for the period ended 6/30/04)
    -----------------------------------------------------------
                                1 Year    Since Inception/6/
    -----------------------------------------------------------
    Met/AIM Mid Cap Core Equity
    Portfolio--Class A          24.16%          8.71%
--  Class B                     23.74%         11.50%
    Class E                     24.00%          6.96%
    -----------------------------------------------------------
- - Russell Midcap Index/4/     29.39%         14.15%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $6.1 billion; the median market capitalization was approximately $3.3 billion. The Index had a market capitalization range of approximately $13.4 billion to $1.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                 For the period ended 6/30/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


In the first half of 2004, as the country focused on election year politics and instability in Iraq, the equity markets posted modest gains, and the U.S. economy grew at a healthy pace. The Dow Jones Industrial Average/1/ was up 0.87%, the NASDAQ Composite Index/2/ was up 2.22%, and the S&P 500 Index/3/ was up 3.44%. Gross Domestic Product (GDP) growth for the first quarter was revised to 3.9%, which was slightly below expectations, and mostly due to a widening trade gap and an uptick in inflation. Consequently, estimates for second quarter GDP growth have been revised lower to between 3.5-4%.

Manufacturing activity was robust as the widely recognized Institute for Supply Management index (ISM) remained above 60 in the first half of the year, a level far exceeding the economic expansion mark of 50. Within these reports, the employment component of the ISM showed signs of consistent improvement. In fact, the overall employment picture improved significantly in the first half of 2004 as the unemployment rate fell to 5.6% by the end of June. Job creation also picked up, particularly in the second quarter, as both the household survey and nonfarm payrolls rose by more than 200,000 jobs, on average, each month during the period.

Consumer confidence got a boost from the improving employment situation, and by the end of the second half, the Conference Board's Index of Consumer Confidence reached its highest level since 2002. Consumer spending also remained healthy, despite rising oil costs and creeping inflation as indicated by higher prices for staples such as milk and butter. Home sales remained particularly healthy in the first half as home buyers rushed to lock in historically low mortgage rates before the Federal Reserve took action.

In any case, an economic expansion appears to be underway as corporate profits have strengthened significantly, and the labor market has solidified. Preliminary inflation measures are elevated and higher inflation and interest rates are generally expected over the next few months. In response to these factors, the Federal Open Market Committee raised the fed funds target by 25 basis points at its June meeting, with more increases expected later this year. As we enter the second half of the year, the primary focus will be on the impact that the rate increases, presidential election outcome, and Iraq situation will have on the economy and markets.

PORTFOLIO OVERVIEW
For the six months ended June 30, 2004, the Met/AIM Small Cap Growth Portfolio Class B shares posted a return of 3.43%, underperforming its benchmark, the Russell 2000 Index/4/, which posted a return of 6.76%. Portfolio managers held overweight positions in the consumer discretionary, health care, and information technology sectors, and underweight positions in the financials and materials sectors, relative to the Russell 2000 Index.

The Portfolio's underperformance relative to the Russell 2000 Index in the first half was largely due to performance in the first quarter of 2004. While the Portfolio's performance improved significantly in the second quarter, it did not compensate for the underperformance in the first quarter. Poor stock picking and limited exposure to the financials sector was largely responsible for the Portfolio's relative underperformance. Stock selection and an underweight position in the industrials sector also detracted from relative performance during the time period. Stock selection in the consumer discretionary sector detracted from absolute performance as media stocks and multi-line retailers performed poorly in the first half. Energy holdings in the Portfolio positively contributed to the Portfolio as oil & gas stocks performed particularly well.

As they have for the past several months, portfolio managers continue to select cyclical and economically sensitive holdings to capitalize on the expanding economy. Portfolio managers have recently been encouraged by the strong performance from companies with high quality earnings, as these types of stocks make up a significant part of the Portfolio. Fund managers hope these trends will continue for the remainder of the year as the market transitions from the low-quality rally of last year to an environment which will reward companies that actually outperform on an operating basis.

ROBERT M. KIPPES
Portfolio Manager
AIM Capital Management, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                  Percent of
                    Description                   Net Assets
                    ----------------------------------------
                    Urban Outfitters, Inc.          0.85%
                    ----------------------------------------
                    United Natural Foods, Inc.      0.83%
                    ----------------------------------------
                    CoStar Group, Inc.              0.83%
                    ----------------------------------------
                    Trimble Navigation, Ltd.        0.83%
                    ----------------------------------------
                    Red Hat, Inc.                   0.78%
                    ----------------------------------------
                    Corporate Executive Board Co.   0.78%
                    ----------------------------------------
                    Cal Dive International, Inc.    0.73%
                    ----------------------------------------
                    Getty Images, Inc.              0.72%
                    ----------------------------------------
                    MSC Industrial Direct, Inc.     0.71%
                    ----------------------------------------
                    Euronet Worldwide, Inc.         0.71%
                    ----------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04
      [CHART]


Non-Cyclical        30.1%
Technology          17.2%
Industrial          14.9%
Cyclical            14.0%
Financials           7.9%
Communications       7.8%
Energy               7.3%
Basic Materials      0.8%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/AIM Small Cap Growth Portfolio                 For the period ended 6/30/04
Managed by AIM Capital Management, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                Met/AIM Small Cap Growth Portfolio, managed by
            AIM Capital Management, Inc., vs. Russell 2000 Index/4/
                           Growth Based on $10,000+

                                    [CHART]


                   Russell              Met/AIM Small
                 2000 Index/4/      Cap Growth Portfolio
                --------------      --------------------
10/09/2001          $10,000                $10,000
12/31/2001           11,891                 11,890
03/31/2002           12,365                 11,540
06/30/2002           11,333                 10,040
09/30/2002            8,908                  8,190
12/31/2002            9,456                  8,620
03/31/2003            9,031                  8,290
06/30/2003           11,146                 10,010
09/30/2003           12,158                 10,749
12/31/2003           13,923                 11,969
03/31/2004           14,795                 12,229
06/30/2004           14,865                 12,380



    --------------------------------------------------------
                             Average Annual Return/5/
                             (for the period ended 6/30/04)
    --------------------------------------------------------
                             1 Year    Since Inception/6/
    --------------------------------------------------------
    Met/AIM Small Cap Growth
    Portfolio--Class A       23.86%          2.03%
    Class B                  23.68%          8.14%
--  Class E                  23.80%          3.36%
    --------------------------------------------------------
- - Russell 2000 Index/4/    33.37%         15.62%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/2/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $90 million; the median market capitalization was approximately $511 million; The Index had a market capitalization range of approximately $1.9 billion to $117 million. The Index does not include fees or expenses and is not available for direct investment.

/5/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/6/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value Portfolio              For the period ended 6/30/04
Managed by Goldman Sachs Asset Management, L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE REVIEW
For the period since the Portfolio's inception on May 1, 2004 through June 30, 2004, the Goldman Sachs Mid-Cap Value Portfolio returned 6.20% versus 6.22% for its benchmark, the Russell Midcap Value Index/1/.

MARKET REVIEW
The U.S. equity markets moved higher during the second quarter of 2004. On the economic front, positive data flow continued during the period supporting a continued economic expansion with a notable increase in new jobs. However, inflation fears had investors focused on the Federal Reserve Board's indication that it would increase short-term interest rates by 25 basis points. This ultimately occurred on the last day of the quarter. Commodity prices, led by crude oil, reached record highs because of increased global demand and geopolitical fears. Company earnings continue to be positive, though varied.

PORTFOLIO POSITIONING
Since the Portfolio's inception, its holdings in financial and basic materials were the largest contributors to relative performance while its holdings in the technology and services sectors detracted from results.

Top contributors to performance were representative of a cross section of the market and included Abercrombie & Fitch Co. (2.5%), SouthTrust Corp. (1.4%), Nucor Corp. (1.1%), and Williams Companies (2.0%). Our focus on solid stock picking across industries, rather than sweeping thematic or macroeconomic positioning contributed to the Portfolio's performance.

Abercrombie & Fitch Co. benefited from changes in its merchandising strategies which enabled the company to compete with department store labels more effectively while increasing same store sales. We believe SouthTrust benefited from its high credit quality and ability to maximize efficiency. During the reporting period, Wachovia Corp. came to terms to acquire SouthTrust, with the closing projected to occur later in the year. We trimmed the Portfolio's position in SouthTrust following the announced sale. With oil and natural gas at peak prices and historic low inventory levels, we continued to focus on energy companies that demonstrate capital discipline and focus on solid company returns. Williams Company, for example, enhanced performance results, and we believe it is well-positioned to provide the capacity and operational flexibility that the marketplace needs while repairing its balance sheet. Also contributing to performance was Nucor Corp. (the largest steel producer in the U.S.). We believe the company has benefited from improving margins, continued increase in demand, and record steel pricing.

Detractors from performance were Callaway Golf Co. (0.6%) and Lennar Corp. (1.9%). Callaway Golf Co., suffered from competitive pressures to cut prices on its hallmark products which resulted in lower than expected sales. We continue to monitor the situation very closely. Lennar Corp., one of the largest single-family home builders in the U.S., declined on speculation that the housing market would slow with the prospect of rising interest rates. However, we believe Lennar Corp's well diversified business model should give the company flexibility during different market conditions.

OUTLOOK
In our view, the notable trend of differentiation prevalent in the market during the first half of the year will continue into the second half of 2004 as investors reward those companies actually delivering earnings and positive cash flow. We believe this environment is typical of the second year of an economic recovery and should produce subdued broad market gains.

Against this backdrop, we believe our process, which is solidly grounded on bottom-up, fundamental research, is well positioned to benefit. We focus on individual stock selection to find what we believe are quality businesses that sell at a discount to our assessment of the business' fair value. We believe a company's prospective ability to generate high cash flow returns on capital will strongly influence investment success. In our view, using a strong valuation discipline to purchase and own well-positioned, cash-generating businesses run by shareholder-oriented management teams is the best formula for long-term portfolio performance.

TEAM MANAGED
Note to investors: The Portfolio is managed by a team headed by Eileen Rominger, Managing Director and Chief Investment Officer--Value. Ms. Rominger joined Goldman Sachs in 1999. From 1981 to 1999, Ms. Rominger worked at Oppenheimer Capital, most recently as a senior portfolio manager.

The returns represent past performance. Current performance may be lower or higher than the performance quoted above.

The Portfolio is subject to the risk of rising and falling stock prices. In recent years the U.S. stock market has experienced substantial price volatility.

Holdings are as of June 30, 2004 and are subject to change in the future. Portfolio holdings of stocks or bonds should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities.


--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  PPL Corp.                          2.69%
                  -------------------------------------------
                  Abercrombie & Fitch Co.--Class A   2.39%
                  -------------------------------------------
                  Cummins, Inc.                      2.07%
                  -------------------------------------------
                  CIT Group, Inc.                    2.02%
                  -------------------------------------------
                  istar Financial, Inc.              1.98%
                  -------------------------------------------
                  Williams Companies, Inc. (The)     1.95%
                  -------------------------------------------
                  Eaton Corp.                        1.91%
                  -------------------------------------------
                  PartnerRe, Ltd.                    1.90%
                  -------------------------------------------
                  Lennar Corp.--Class A              1.86%
                  -------------------------------------------
                  Lamar Advertising Co.--Class A     1.76%
                  -------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04
                                    [CHART]



Non-Cyclical             11.1%
Financials               25.8%
Cyclical                 17.8%
Technology                5.7%
Industrials               8.4%
Energy                    9.4%
Basic Materials           6.3%
Communications            7.8%
Utilities                 7.7%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Goldman Sachs Mid-Cap Value Portfolio              For the period ended 6/30/04
Managed by Goldman Sachs Asset Management, L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               Goldman Sachs Mid-Cap Value Portfolio, managed by
    Goldman Sachs Asset Management, L.P., vs. Russell Midcap Value Index/1/
                           Growth Based on $10,000+

                                    [CHART]

             Russell Mid Cap          Goldman Sachs
             Growth Index/1/     Mid-Cap Value Portfolio
             ---------------     -----------------------
 5/1/2004       $10,000                 $10,000
6/30/2004        10,622                  10,620


    ------------------------------------------------------------
                                       Cumulative Return/2/
                                  (for the period ended 6/30/04)
    ------------------------------------------------------------
                                        Since Inception/3/
    ------------------------------------------------------------
--  Goldman Sachs Mid Cap Value
    Portfolio--Class A                        6.20%
    Class B                                   6.20%
    ------------------------------------------------------------
- - Russell Midcap Value Index/1/             6.22%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book value ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio             For the period ended 6/30/04
Managed by Harris Associates L.P.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET & ECONOMIC REVIEW
The world from an economic perspective is in somewhat of a peaceful, balanced state. As a result, the question becomes, does this state make it easier or harder to find value-oriented investments? The answer really is not that simple. When the world is in flux, emotionally, there is a greater tendency for investors to dump equities, both good quality and bad, out of fear. This enables longer-term, patient investors such as us to take advantage of other peoples' short-term time horizon. In a way, it makes our job easier. But, in such situations, though there are more opportunities, they exist in difficult environments. Today, we have the opposite situation. Though the environment is "easier", it means there is less irrationality in the market. In such situations we focus more than ever on the fundamentals of a business. What type of sustainable returns are the assets generating? Is management being a good steward of the company's free cash flow? Can we buy this company at an interesting discount to its intrinsic value? These are our investment fundamentals. We strongly believe that if we focus on these issues, and behave in a disciplined fashion, we will continue to be successful investors over the medium and long term.

PORTFOLIO PERFORMANCE REVIEW
As of the half-year ended June 30, 2004, the Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia and FarEast) Index/1/ returned 4.6%. During this same period, your Portfolio outperformed the index with a 6.9% return, primarily attributable to stock selection in France and an overweight position in Mexico, offset somewhat by an underweight position in Japan.

Individual stocks which contributed most significantly to performance during the period were French pharmaceutical company Aventis S.A., UK food producer Cadbury Schweppes Plc, and UK publisher Reed Elsevier. Aventis S.A. was purchased at a premium by its French rival Sanofi-Synthelabo during the period. Cadbury Schweppes Plc's 2003 acquisition of Adams, the world's #2 gum company, drew much skepticism in the marketplace as to whether they could strengthen the brands that had grown so weak under previous ownership's neglect. However, the integration is to date looking like a success, coupled with Cadbury Schweppes Plc's strong confection know-how, operating efficiency, and distribution system. Reed Elsevier's outlook is improving as the trough in demand for its cyclical education and business products appear to be behind them.

The largest detractor from performance during the period was UK pharmaceutical company GlaxoSmithKline Plc. Our in-depth research approach allows us to divorce ourselves from emotion and focus on the economics of a company. For example, short-term sentiment could lead investors away from the pharmaceutical industry. The news is filled with talk of regulatory threats, patent expiries, generic competition, meager pipelines, etc. The stock prices of these companies have collapsed while in many cases business value per share has increased. This has greatly increased the value proposition for many of these businesses and therefore led us to make significant investments. While we think there is some validity to a few of the market concerns, pharmaceutical companies remain terrific economic enterprises, with high returns on capital, high barriers to entry, tremendous free cash flow, and above average long-term secular growth. Specifically, we are currently able to buy GlaxoSmithKline Plc. for 50% of fair value and less than 15x earnings.

OUTLOOK
Happily, we are still finding lots of value in the world today. Though we are often asked which geographic region offers the greatest investment deals, we rarely can single out one area. Though we are overweight in Europe, we are invested very broadly from Europe to the UK, Latin America and Asia. Whether it is a South Korean mobile phone stock or an Italian Bank, we are finding lots of opportunity. But, there are no "gimmies" and finding the right investment does require a strong focus on fundamental analysis. This is what we call our blocking and tackling. Thank you for your support and confidence.

DAVID G. HERRO
MICHAEL J. WELSH
Portfolio Managers
Harris Associates L.P.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                    Percent of
                  Description                       Net Assets
                  --------------------------------------------
                  GlaxoSmithKline Plc                 3.85%
                  --------------------------------------------
                  Diageo Plc                          3.59%
                  --------------------------------------------
                  Bank of Ireland                     3.32%
                  --------------------------------------------
                  Euronext N.V.                       3.11%
                  --------------------------------------------
                  Bayerische Motoren Werke (BMW) AG   3.07%
                  --------------------------------------------
                  Cadbury Schweppes Plc               2.98%
                  --------------------------------------------
                  Reed International Plc              2.94%
                  --------------------------------------------
                  Takeda Chemical Industries, Ltd.    2.92%
                  --------------------------------------------
                  Nestle S.A.                         2.85%
                  --------------------------------------------
                  Akzo Nobel N.V.                     2.75%
                  --------------------------------------------

--------------------------------------------------------------------------------
COUNTRY ALLOCATION (% of portfolio market value)
As of 6/30/04
                                    [CHART]


France                     13.7%
Germany                     7.5%
Italy                       6.1%
Japan                       7.7%
Mexico                      3.3%
Netherlands                 7.4%
South Korea                 3.3%
Switzerland                14.1%
United Kingdom             23.8%
Others                     13.1%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Harris Oakmark International Portfolio             For the period ended 6/30/04
Managed by Harris Associates L.P.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              Harris Oakmark International Portfolio, managed by
                Harris Associates L.P., vs. MSCI EAFE Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                    MSCI EAFE           Harris Oakmark
                    Index/1/       International Portfolio
                   ----------      -----------------------
10/09/2001          $10,000                $10,000
12/31/2001           10,391                 10,969
03/31/2002           10,450                 10,787
06/30/2002           10,249                 10,473
09/30/2002            8,231                  8,713
12/31/2002            8,765                  8,984
03/31/2003            8,052                  7,890
06/30/2003            9,627                  9,855
09/30/2003           10,415                 10,534
12/31/2003           12,196                 12,124
03/31/2004           12,733                 12,585
06/30/2004           12,789                 12,882


    ------------------------------------------------------------
                                 Average Annual Return/2/
                                 (for the period ended 6/30/04)
    ------------------------------------------------------------
                                 1 Year    Since Inception/3/
    ------------------------------------------------------------
--  Harris Oakmark International
    Portfolio--Class A           31.07%          7.05%
    Class B                      30.72%          9.74%
    Class E                      30.99%          8.17%
    ------------------------------------------------------------
- - MSCI EAFE Index/1/           32.85%          9.42%
    ------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International (MSCI) (EAFE) Europe, Australasia and Far East Index is an unmanaged, free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 1/2/02. Inception of the Class B shares is 10/9/01. Inception of the Class E shares is 4/2/02. Index returns are based on an inception date of 10/9/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                  For the period ended 6/30/04
Managed by Janus Capital Management LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE OVERVIEW
For the six months ended June 30, 2004, your Portfolio advanced 3.84%. This compares to the S&P 500 Index, which gained 3.44% for the period.

MARKET OVERVIEW
After finishing 2003 on a strong note, stocks treaded water during the first half of 2004, as concerns about rising interest rates, war, and oil prices offset good news on job growth and corporate earnings. Consequently, the S&P 500 Index/1/ rose 3.44% during the six months ended June 30 after rising 15.15% in the six months ended December 31, 2003. The S&P 500 Index outperformed both the Dow Jones Industrial Average/2 /and the Nasdaq Composite Index/3/, which posted returns of 0.87% and 2.22%, respectively. Value stocks were favored over growth stocks in this environment while smaller capitalization stocks overshadowed their larger counterparts.

On June 30, investors' predictions about increasing interest rates came true when, for the first time in four years, the Federal Reserve raised the short-term benchmark rate. The Fed's 0.25% hike was widely expected due to improving economic conditions, which, among other things, included a strong recovery in corporate profits. In describing its posture toward future monetary policy, the central bank said that while underlying inflation is expected to remain relatively low, it will respond to changes in economic prospects as needed to maintain price stability, albeit at a pace that is likely to be "measured."

MANAGER'S OVERVIEW
Q. Which individual holdings had the greatest positive impact on performance? The biggest contributor to the Portfolio's absolute results was online media giant Yahoo!, Inc., which continued to enjoy rapid growth in its search advertising business. Alcon, Inc. was another strong performer for the Portfolio. The pharmaceuticals and medical devices company reported impressive, first-quarter earnings growth during the period and maintained a burgeoning product pipeline. Other stocks that contributed substantially to our absolute results included security software developer Check Point Software Technologies Ltd., electricity company Reliant Energy, Inc., and Whole Foods Market, Inc., operator of a chain of natural and organic food supermarkets. With destructive viruses on the rise, more and more companies turned to Check Point Software Technologies Ltd., for their software needs during the period. Meanwhile, Reliant Energy, Inc. reaped rewards from the successful execution of a plan to reduce its debt, strengthen its balance sheet and reshape the capital structure of its business. For its part, Whole Foods Market, Inc. continued to produce strong quarter-over-quarter sales growth.

Q. Which individual holdings had the greatest negative impact on performance? The Portfolio's semiconductor holdings were among its most significant detractors on an absolute basis. These included Texas Instruments, Inc. and Applied Materials, Inc. Another detractor was discount airline easyJet, Plc. which suffered from higher fuel prices. Clear Channel Communications, Inc., the largest radio broadcaster in the U.S., also subtracted from our performance, as sluggish advertising sales continued to weigh down the entire industry. Tax and personal-finance software provider Intuit, Inc., also declined after announcing that quarterly earnings would come in at the low end of forecasts because of weakening sales of its QuickBooks small-business accounting software.

Q. Which sectors had the greatest impact on performance?
Though we gauge our results based on the combined growth of our individual stocks, sector performance can help to determine progress. With this in mind, the healthcare sector was the biggest contributor to the Portfolio's absolute performance, followed by the information technology (IT) group. It's noteworthy that our weighting in IT was nearly double that of our benchmark during the period and that strong stock selection in this sector aided our performance considerably. While none of the areas in which the Portfolio was invested detracted from our results, the industrials and telecommunications groups were among our weaker performers. With regard to the industrials sector, weakness can be attributed primarily to a few select holdings within this group, while a substantial underweighting compared to the Index contributed to weakness in the telecom sector.

Q. How will you manage the Portfolio in the months ahead?
Looking ahead, uncertainties remain. Global terrorism, China's efforts to rein in economic growth, this year's U.S. presidential election--we will be closely monitoring all of these as we seek out what we believe are exceptional companies that will reward our confidence. Meanwhile, I firmly believe the current market volatility provides compelling opportunities to invest in exceptional businesses at attractive prices. You can be assured that all of our efforts will be fully focused on finding those companies that we believe can perform best in this climate.

CLAIRE YOUNG
Portfolio Manager
Janus Capital Management LLC

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                  For the period ended 6/30/04
Managed by Janus Capital Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------



TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                   Percent of
                   Description                     Net Assets
                   ------------------------------------------
                   Yahoo!, Inc.                      4.39%
                   ------------------------------------------
                   Cisco System, Inc.                3.10%
                   ------------------------------------------
                   Maxim Integrated Products, Inc.   3.05%
                   ------------------------------------------
                   Gap, Inc.                         2.47%
                   ------------------------------------------
                   United Health Group, Inc.         2.12%
                   ------------------------------------------
                   Microsoft Corp.                   2.08%
                   ------------------------------------------
                   Total Fina Elf S.A. (ADR)         1.96%
                   ------------------------------------------
                   Time Warner, Inc.                 1.92%
                   ------------------------------------------
                   Roche Holdings AG                 1.79%
                   ------------------------------------------
                   Alcon, Inc.                       1.71%
                   ------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                     [CHART]


Technology            19.2%
Non-Cyclical          30.1%
Cyclical              18.8%
Industrials            5.4%
Financials             8.0%
Communications         9.3%
Energy                 6.5%
Diversified            2.7%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Janus Aggressive Growth Portfolio                  For the period ended 6/30/04
Managed by Janus Capital Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 Janus Aggressive Growth Portfolio, managed by
              Janus Capital Management LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                     [CHART]


                                   Janus Aggressive
             S&P 500 Index/1/      Growth Portfolio
             ----------------      ----------------
 2/01             $10,000             $10,000
 3/01               8,512               7,970
 6/01               9,010               8,300
 9/01               7,687               6,220
12/01               8,509               7,400
 3/02               8,533               7,430
 6/02               7,389               6,260
 9/02               6,113               5,250
12/02               6,628               5,341
 3/03               6,420               5,351
 6/03               7,408               6,041
 9/03               7,605               6,251
12/02               8,531               6,991
 3/04               8,675               7,042
 6/04               8,824               7,242



    --------------------------------------------------------
                               Average Annual Return/4/
                            (for the period ended 6/30/04)
    --------------------------------------------------------
                            1 Year 3 Year Since Inception/5/
    --------------------------------------------------------
    Janus Aggressive Growth
    Portfolio--Class A      20.26%     --      -0.73%
--  Class B                 19.87% -4.45%      -9.11%
    Class E                 20.03%     --      22.99%
    --------------------------------------------------------
- - S&P 500 Index/1/        19.10% -0.69%      -3.59%
    --------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Dow Jones Industrial Average is a price-weighted index comprised of 30 common stocks. The Index does not include fees or expenses and is not available for direct investment.

/3/The NASDAQ Composite Index is a market-value weighted index of all common stocks listed on NASDAQ. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of Class A shares is 1/2/02. Inception of Class B shares is 2/12/01. Inception of Class E shares is 4/17/03. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio                 For the period ended 6/30/04
Managed by J.P. Morgan Investment Management Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


HOW DID THE PORTFOLIO PERFORM?
The J.P. Morgan Quality Bond Portfolio, which seeks to provide high total return consistent with moderate risk of capital and to maintain liquidity, underperformed its benchmark index, the Citigroup Broad Investment Grade (BIG) Bond Index/1/, during the six months ended June 30, 2004.

HOW WAS THE PORTFOLIO MANAGED?
Economic data were mixed during the first quarter of 2004. On balance, they suggested that the recent trend of strong economic growth would continue near its trend rate of 4%. However, in the second quarter, the U.S. economy completed its transition from a stimulus-dependent to a self-sustaining expansion. The key marker was accelerated private employment growth, which was accompanied by an upswing in pretax income growth. However, overall economic growth moderated, and inflation increased. The combination of renormalizing economic conditions and rising inflation had a major effect on expected Federal Reserve Board policy. In June, the Fed raised interest rates by a quarter-percent to 1.25%--the first rate hike in four years.

During the first three months of the year, Treasury yields fell in response to continued labor market weakness, heightened geopolitical concerns, and bond-friendly rhetoric from the Fed. In the second quarter, the Treasury yield curve flattened and interest rates reversed the first quarter's decline as investors anticipated significantly higher short-term interest rates in the coming quarters. Between January 1st and June 30th, interest rates on the 30-year Treasury bond rose 23 basis points (1 basis point is equal to 1/100 of a percent) and increased 86 basis points on the two-year Treasury note.

During much of the period, we held a modestly long duration position, overweight at the front end of the curve. We reduced our holdings in residential mortgages during the first quarter on concerns about increasing fixed-rate supply, but moved to an overweight, mostly in lower coupons, in response to reduced supply and lower volatility in the second quarter. We overweighted investment-grade corporate bonds, focusing on select auto, telecom, and financial names. Treasuries and agency securities were underweighted. We maintained a modest overweight to asset-backed securities
(ABS). Based on our view that economy activity would pick up more quickly in the U.S. than in the Eurozone, we took a position in which we were long the Eurozone and short the U.S. We overweighted select issues in the high-yield and emerging markets.

WHY DID THE PORTFOLIO UNDERPERFORM ITS BENCHMARK?
Stronger than expected employment coupled with inflationary fears led to a significant increase in interest rates and a flattening of the yield curve. As a result, our duration position underperformed. Adding to performance was our active positioning in residential mortgages. Our position in the investment-grade sector was net neutral--strongly positive during the first half, but a drag on returns in the second quarter when the sector underperformed. After European interest rates outperformed five-year Treasuries, we took profits on the short-U.S./long-Eurozone trade. Our modest overweight to asset-backed and high-yield securities had a positive impact on performance. Detracting modestly was our position in emerging markets debt.

TIMOTHY H. NEUMANN
MARK SETTLES
Portfolio Managers
J.P. Morgan Investment Management Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                           Percent of
          Description                                      Net Assets
          -----------------------------------------------------------
          Federal National Mortgage Assoc. (5.50%, TBA)      9.93%
          -----------------------------------------------------------
          Federal National Mortgage Assoc. (5.00%, TBA)      8.52%
          -----------------------------------------------------------
          Government National Mortgage Assoc. (6.00%, TBA)   4.21%
          -----------------------------------------------------------
          Federal National Mortgage Assoc. (6.00%, TBA)      3.88%
          -----------------------------------------------------------
          Federal Home Loan Mortgage Corp. (6.00%, TBA)      3.88%
          -----------------------------------------------------------
          U.S. Treasury Note (4.750%, 05/15/14)              2.95%
          -----------------------------------------------------------
          U.S. Treasury Note (4.000%, 06/15/09)              2.79%
          -----------------------------------------------------------
          Federal Home Loan Mortgage Corp. (5.50%, TBA)      2.30%
          -----------------------------------------------------------
          Government National Mortgage Assoc. (5.50%, TBA)   2.23%
          -----------------------------------------------------------
          U.S. Treasury Bond (5.375%, 02/15/31)              1.83%
          -----------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

                                    [CHART]


U.S. Agency Mortgage Backed             37.8%
Corporate Bonds & Debt Securities       25.5%
Asset-Backed Securities                 10.9%
Foreign                                  7.4%
U.S. Treasury                           11.0%
Collateralized Mortgage Obligations      7.4%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Quality Bond Portfolio                 For the period ended 6/30/04
Managed by J.P. Morgan Investment Management Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 J.P. Morgan Quality Bond Portfolio managed by
    J.P. Morgan Investment Management Inc., vs. Citigroup BIG Bond Index/1/
                           Growth Based on $10,000+


                                    [CHART]

                  Citigroup Broad             J.P. Morgan Quality
            Investment Grade Bond Index/1/      Bond Portfolio
            ------------------------------    -------------------
  5/1/1996             $10,000                     $10,000
06/30/1996              10,122                      10,096
09/30/1996              10,311                      10,270
12/31/1996              10,623                      10,567
03/31/1997              10,567                      10,504
06/30/1997              10,948                      10,862
09/30/1997              11,312                      11,208
12/31/1997              11,646                      11,524
03/31/1998              11,834                      11,724
06/30/1998              12,107                      12,001
09/30/1998              12,609                      12,500
12/31/1998              12,661                      12,489
03/31/1999              12,603                      12,409
06/30/1999              12,486                      12,228
09/30/1999              12,576                      12,296
12/31/1999              12,555                      12,296
03/31/2000              12,830                      12,561
06/30/2000              13,049                      12,745
09/30/2000              13,447                      13,100
12/31/2000              14,011                      13,700
03/31/2001              14,443                      14,117
06/30/2001              14,517                      14,162
09/30/2001              15,202                      14,625
12/31/2001              15,205                      14,664
03/31/2002              15,215                      14,715
06/30/2002              15,751                      15,114
09/30/2002              16,475                      15,744
12/31/2002              16,739                      15,975
03/31/2003              16,973                      16,177
06/30/2003              17,408                      16,567
09/30/2003              17,378                      16,514
12/31/2003              17,441                      16,616
03/31/2004              17,910                      17,023
06/30/2004              17,473                      16,589


    ------------------------------------------------------------------
                                      Average Annual Return/2/
                                   (for the period ended 6/30/04)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/3/
    ------------------------------------------------------------------
--  J.P. Morgan Quality
    Bond Portfolio--Class A     0.12% 5.41%  6.29%        6.39%
    Class B                    -0.12% 5.16%     --        4.89%
    ------------------------------------------------------------------
    Citigroup Broad Investment
- - Grade Bond Index/1/         0.37% 6.37%  6.95%        7.07%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Citigroup Broad Investment Grade Bond Index (BIG Index) is a market-capitalized weighted index that includes fixed-rate Treasury, government sponsored, corporate (Baa3/BBB or better) and mortgage securities. The Index is not available for direct investment and does not reflect any expenses.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio                For the period ended 6/30/04
Managed by J.P. Morgan Investment Management Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


HOW DID THE PORTFOLIO PERFORM?
Year-to-date through June 30, 2004, the Portfolio appreciated 4.2%, outperforming the S&P 500 Index/1/ return of 3.4%.

WHY DID THE PORTFOLIO PERFORM THIS WAY?
The Portfolio has outperformed year-to-date on the back of solid stock selection, most notably within the systems hardware, finance and industrial cyclicals sectors. At the stock-specific level, the largest contributor was a position in Sepracor, Inc., the drug maker, whose stock rose 121%, driven by the FDA's approval of its promising anti-insomnia drug, Estorra. Our overweight position in Tyco International Ltd., spurred results as the company's portfolio of diversified industrial products, together with an improved balance sheet, resulted in strong cash flow generation, growing investor confidence and a recent upgrade by Moody's. A position in CDW Corp., a direct marketer of computers, peripherals and software also did well as sales continued to trend above expectations.

On the negative side, stock picking within media, consumer stable and energy detracted from results. Within media, an overweight in Viacom, Inc.--Class B and an underweight in Yahoo, Inc., pressured performance. Viacom, Inc.'s stock fell most recently on the news of the resignation of the company's COO, Mel Karmazin. Yahoo rose as the company's first quarter numbers exceeded consensus and on-line advertising continued to strengthen. We have maintained our positions in both names, however, believing that Yahoo is very expensive from a valuation perspective and that Viacom, Inc.--Class B's stock is cheap, has very strong free cash flow prospects ($3 bn+ this year according to our forecast) and has at least two potentially positive catalysts on the horizon (the spin-off of Blockbuster and a large share repurchase). An underweight in AT&T Wireless Services, Inc., on news of the Cingular acquisition of it also hurt performance over the first six months of the year.

HOW WAS THE PORTFOLIO MANAGED?
At a high level, we continued to manage the portfolio with a focus on stocks identified by our fundamental research work as being inexpensive relative to our long-term earnings and cash flow forecasts, and their sector peers. Our view has been (and continues to be) that large cap stocks would be range bound. As such, we have added to risk when the market has fallen significantly and reduced when it has appreciated meaningfully. We have also been overweight names in the basic materials sector, as we prefer companies exposed to corporate demand rather than the consumer. Energy, a large sector overweight, has been reduced somewhat more recently. We have also looked to neutralize our underweight to utilities and pharmaceuticals as valuations are beginning to look more compelling.

At a stock level, we have been building positions in names where we have high conviction in business models, balance sheets and management. This should provide cover should volatility in the markets pick up again. From a macro perspective, we are most focused on inflation as it has become a real factor earlier in the cycle than we would have hoped. The progression of inflation will determine if the Federal Reserve will move slowly or more aggressively on its way to an unfriendly posture. Our view is that the Fed will be slower to raise rates in order to ensure a self-sustaining recovery and risk some inflation (which will be positive for our basic material and energy overweights) along the way.

THOMAS M. LUDDY
JONATHAN N. GOLUB
Portfolio Managers
J.P. Morgan Investment Management Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Citigroup, Inc.            3.88%
                      -----------------------------------
                      General Electric Co.       3.44%
                      -----------------------------------
                      Tyco International, Ltd.   3.23%
                      -----------------------------------
                      Exxon Mobil Corp.          2.73%
                      -----------------------------------
                      Microsoft Corp.            2.68%
                      -----------------------------------
                      Pfizer, Inc.               2.67%
                      -----------------------------------
                      Morgan Stanley             2.35%
                      -----------------------------------
                      Johnson & Johnson, Inc.    2.24%
                      -----------------------------------
                      Praxair, Inc.              2.23%
                      -----------------------------------
                      Cisco Systems, Inc.        2.17%
                      -----------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Non-Cyclical                   21.9%
Financial                      20.1%
Cyclical                       10.4%
Technology                     11.2%
Industrial                      4.4%
Energy                          7.6%
Basic Materials                 5.0%
Utilities                       2.6%
Communications                 10.0%
Diversified                     6.8%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
J.P. Morgan Select Equity Portfolio                For the period ended 6/30/04
Managed by J.P. Morgan Investment Management Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                J.P. Morgan Select Equity Portfolio, managed by
         J.P. Morgan Investment Management Inc., vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                                      J.P. Morgan Select
               S&P 500 Index/1/        Equity Portfolio
               ----------------       ------------------
  5/1/1996          $10,000                 $10,000
06/30/1996           10,297                   9,854
09/30/1996           10,615                  10,073
12/31/1996           11,499                  10,852
03/31/1997           11,808                  10,932
06/30/1997           13,869                  12,966
09/30/1997           14,908                  14,372
12/31/1997           15,336                  14,275
03/31/1998           17,475                  15,931
06/30/1998           18,052                  16,147
09/30/1998           16,256                  14,385
12/31/1998           19,718                  17,497
03/31/1999           20,700                  17,780
06/30/1999           22,160                  19,477
09/30/1999           20,777                  16,955
12/31/1999           23,868                  19,195
03/31/2000           24,415                  19,815
06/30/2000           23,768                  19,009
09/30/2000           23,540                  19,419
12/31/2000           21,699                  18,008
03/31/2001           19,125                  16,097
06/30/2001           20,244                  17,669
09/30/2001           17,272                  14,722
12/31/2001           19,119                  16,919
03/31/2002           19,172                  16,577
06/30/2002           16,603                  13,973
09/30/2002           13,734                  11,473
12/31/2002           14,893                  12,580
03/31/2003           14,424                  12,315
06/30/2003           16,646                  14,382
09/30/2003           17,087                  14,753
12/31/2003           19,168                  16,794
03/31/2004           19,492                  17,101
06/30/2004           19,827                  17,435


    -----------------------------------------------------------------
                                     Average Annual Return/2/
                                  (for the period ended 6/30/04)
    -----------------------------------------------------------------
                              1 Year 3 Year 5 Year Since Inception/3/
    -----------------------------------------------------------------
    J.P. Morgan Select Equity
--  Portfolio--Class A        21.21% -0.45% -2.19%       7.04%
    Class B                   20.94% -0.70%     --       2.74%
    -----------------------------------------------------------------
- - S&P 500 Index/1/          19.10% -0.69% -2.20%       8.74%
    -----------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio              For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The U.S. economy began 2004 with much enthusiasm as it grew 4.5 percent during the first quarter, or significantly above potential. Meanwhile, second quarter economic growth, as measured by the Gross Domestic Product, is estimated at 3.0 percent. Despite having done relatively well, the economy's performance was not reflected in equity prices, for the early optimism faded as investor skepticism flourished leaving equity prices below their first quarter summit and prompting a mid-May trough in the stock market. Fortunately, by the end of the second quarter investor confidence returned and equity prices finished the first half of 2004 essentially flat.

Despite six months of above trend economic growth, which helped to generate approximately 1.2 million jobs, the unemployment rate held steady at 5.6 percent. The Federal Open Market Committee (FOMC)/1/ responded to the dynamic broad-based expansion of the U.S. economy with a shift it its policy statement regarding potential interest rate hikes; previously, it had emphasized "patience", but the new language implied imminent rate hikes, albeit at a "measured" pace. The altered vocabulary sent the 10-year Treasury yield soaring more than 100 basis points from its March low of 3.7 percent and drove equity prices down nearly 6 percent. The consolidation was a consequence of the market's fear of aggressive monetary tightening. (The second quarter ended with the FOMC raising the Fed Funds Rate by 25 basis points.) Also, speculators bid oil prices above $42 a barrel, which spread misguided panic of an oil supply-shock and surging inflation across the stock market and constrained equity performance. But fortunately in June, the Organization of Petroleum Exporting Countries (OPEC), at the prodding of Saudi Arabia, agreed to increase production quotas by 2.5 million barrels per day, and the price of oil stumbled off its highs; thereby, lifting an important burden off of the stock market. (As the first half expired the price of oil once again rose to about $40 a barrel.)

During the first six months of 2004, brisk economic expansion and productivity growth have enabled corporations to widen their profit margins. Corporate profits, as measured by the Department of Commerce, surged nearly 32 percent year-over-year during the first quarter, up from an impressive 29 percent in the fourth quarter of 2003. Fueled by low interest rates and a generous tax policy, robust consumer and business spending significantly contributed to the reported growth in corporate earnings. Corporate profits have also benefited from rapid productivity expansion, which has helped to contain unit labor costs--the largest on-going expense for most companies. We believe that productivity growth, currently forecasted to remain above its long-run average of 2.5 percent, should continue to foster wide corporate profit margins and justify higher equity prices through the duration of 2004.

EQUITY COMPONENT
Stock selection within the consumer discretionary sector was the primary contributor to relative performance for the six-month period ended June 30, 2004 versus the S&P 500 Index/2/. In particular, an auto parts distributor holding performed well based on reports of solid first quarter sales and earnings numbers and a favorable outlook. In its report, the company cited internal initiatives and an improving economy as reasons for the strong performance. Stock selection within the materials sector also aided relative returns. An agricultural products provider holding reported better than expected first quarter earnings and announced it expected to continue to build on its profitable seed business in the second quarter. Additionally, stock selection within the industrials sector benefited relative performance, as an industrial components maker holding announced that it would continue to build on reported record first quarter sales.

Stock selection within the utilities sector was the primary detractor from relative performance during the period, as the Portfolio's holdings in general, failed to keep pace with the S&P 500 Index returns. A certain utilities holding was the Portfolio's weakest performer and the a larger holding in the sector. Stock selection within the health care sector also hurt relative returns. The stock price of a pharmaceutical company holding suffered as it continued to struggle with previous accounting and legal issues. Additionally, stock selection within the telecomm services sector detracted from relative performance. A communications services company holding posted negative returns as investors reacted unfavorably to a company acquisition.

BOND COMPONENT
Lower rated high yield securities were among the top contributors to performance in the bond component of the Portfolio during the six-month period ended June 30, 2004. The Portfolio continued to benefit from its holdings in lower rated high yield securities during the period. Mortgage-backed securities, however, did not provide as strong a return as high-grade corporate holdings during the period. Holdings in convertible securities within the telecommunications sector were among the top performers for the semi-annual period. Convertibles within the technology sector were generally weak for the six-month period ended June 30, 2004.

OUTLOOK
In the equities market, the Portfolio continues to focus on the securities that offer high relative value and possess an attractive yield component. This 'bottoms-up' methodology is currently focused on stocks traditionally seen as cyclical - chemicals, paper, retailers and manufacturing companies primarily in North American markets. In our opinion, the U.S. dollar should continue to weaken and that, combined with a strengthening domestic economy, should benefit the Portfolio's holdings.

Within the bond market, we believe that good value opportunities may be found in the corporate market, particularly in high yield bonds. In general, fundamentals, such as cash flow, are currently quite favorable for many corporate issuers in our opinion. Moreover, we believe many bond market investors have over-compensated for the Fed's expected increases in interest rate targets.

Currently, in positioning the bond component of the Portfolio, we recognize three observations that we believe may help mitigate the negative effects of rising interest rates. First, significant assets, in our opinion, are currently held in money market and savings deposit accounts, earning negative real return. As such, we believe investors may soon turn to other asset classes to increase their rate of return. Second, as a larger percentage of Americans begins to enter retirement, we believe many will seek the reliable returns that fixed income investments have historically offered. Finally, we believe that companies are generally more focused on reducing their debt outstanding, compared with other periods. We believe that improving corporate fundamentals should also have a positive effect on the bond market.

TEAM MANAGED
Note to investors: The Portfolio is managed by a team of investment managers and analysts. The portfolio management team is headed by Edward von der Linde and Christopher J. Towle. Messrs. Von der Linde and Towle, Partners of Lord Abbett, have been with Lord Abbett since 1985 and 1980 respectively.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio holdings described in this report are as of June 30, 2004; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUES
As of 6/30/04

                                               Percent of
                      Description              Net Assets
                      -----------------------------------
                      Puget Energy, Inc.         2.46%
                      -----------------------------------
                      Tupperware Corp.           2.44%
                      -----------------------------------
                      R.R. Donnelley & Son Co.   2.43%
                      -----------------------------------
                      Genuine Parts Co.          2.40%
                      -----------------------------------
                      Eastman Chemical Co.       2.24%
                      -----------------------------------
                      H.J. Heinz Co.             2.20%
                      -----------------------------------
                      Ameren Corp.               2.17%
                      -----------------------------------
                      Chevron Texaco Corp.       2.15%
                      -----------------------------------
                      NiSource, Inc.             1.98%
                      -----------------------------------
                      Meadwestvaco Corp.         1.97%
                      -----------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett America's Value Portfolio              For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               Lord Abbett America's Value Portfolio, managed by
                 Lord, Abbett & Co. LLC, vs. S&P 500 Index/2/
                            Growth Based on $10,000

                                    [CHART]



                S&P 500        Lord Abbett America's
                Index/2/         Value Portfolio
                --------       ---------------------
 5/01/2003      $10,000             $10,000
 6/30/2003       10,662              10,440
 9/30/2003       10,945              10,770
12/31/2003       12,278              12,104
 3/31/2004       12,485              12,524
 6/30/2004       12,700              12,781





--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Common Stock                            72.1%
Corporate Bonds & Debt Securities       20.5%
Convertible Bonds                        4.8%
Preferred Stock                          2.6%

    ---------------------------------------------------------------------
                                          Average Annual Return/4/
                                          (for the period ended 6/30/04)
    ---------------------------------------------------------------------
                                          1 Year    Since Inception/5/
    ---------------------------------------------------------------------
--  Lord Abbett America's Value Portfolio 22.43%         23.34%
    ---------------------------------------------------------------------
- - S&P 500 Index/2/                      19.11%         22.67%
    ---------------------------------------------------------------------

/1/The Federal Reserve controls the three tools of monetary policy- open market operations, the discount rate, and reserve requirements. The Board of Governors of the Federal Reserve System is responsible for the discount rate and reserve requirements, and the Federal Open Market Committee (FOMC) is responsible for open market operations. The FOMC holds eight regularly scheduled meetings per year. At these meetings, the Committee reviews economic and financial conditions, determines the appropriate stance of monetary policy, and assesses the risks to its long-run goals of price stability and sustainable economic growth.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio               For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
Generally favorable worldwide economic conditions raised concern for many bond market investors in the first half of 2004. Inflation rose, as was evidenced by rising Consumer Price Index levels. Gross Domestic Product rose through the first quarter, the latest period for which data are available. The yield curve has shifted upward and flattened somewhat, as the spreads on shorter maturity notes have increased significantly. In addition, investors are keeping money on the sidelines as the money supply has continued to increase since the beginning of the year.

The yield on the bellwether 10-year Treasury note was somewhat volatile during the period. After declining for much of the first quarter, bond yields rose steadily through the second quarter. The back-up in rates was driven largely by anticipation of the Federal Reserve Board (the Fed) increase in target interest rates, which occurred at the June 30 meeting.

PORTFOLIO REVIEW
The Portfolio's performance was broad-based, encompassing all the major sectors, and reflecting the Portfolio's strategic shift toward economically sensitive, rather than interest-rate sensitive credits.

Higher rated yield securities were among the top performers in the six-months ended June 30, 2004. Mortgage-backed securities, however, did not provide as strong a return as high-grade corporate holdings during the period ended June 30, 2004. Holdings in convertible securities within the telecommunications sector were among the top performers for the semi-annual period ended June 30, 2004.

OUTLOOK
Within the bond market, we believe that good value opportunities may be found in the corporate market, particularly in high yield bonds. In general, fundamentals are currently quite favorable for many corporate issuers in our opinion. Moreover, we believe many bond market watchers have over-compensated for the Fed's expected increases in interest rate targets.

Currently, we are particularly cognizant of three aspects that can mitigate the negative effects of rising interest rates. First, significant assets, in our opinion, are currently held in money market and savings deposit accounts, earning negative real return. We believe: Investors may soon turn to other asset classes to increase their rate of return. Second, as a larger percentage of Americans begin to enter retirement, we believe many will seek the reliable returns that bonds have historically offered. Finally, companies are generally more focused on reducing their debt outstanding, compared with historic periods. We believe improving corporate fundamentals will also have a positive effect on the bond market.

CHRISTOPHER J. TOWLE
Portfolio Manager & Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2004; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (6.000%, 05/01/2033)   1.05%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Assoc.                       0.92%
        ----------------------------------------------------------------
        Fisher Scientific International, Inc.                   0.80%
        ----------------------------------------------------------------
        Quest Capital Funding, Inc.                             0.78%
        ----------------------------------------------------------------
        Iron Mountain, Inc.                                     0.73%
        ----------------------------------------------------------------
        Semco Energy, Inc.                                      0.72%
        ----------------------------------------------------------------
        Paxson Communications Corp.                             0.71%
        ----------------------------------------------------------------
        Insight Communications, Inc.                            0.71%
        ----------------------------------------------------------------
        Placer Dome, Inc.                                       0.70%
        ----------------------------------------------------------------
        AMC Entertainment, Inc.                                 0.67%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Corporate Bonds                  93.1%
Equity Securities                 4.0%
U.S. Government Agency            2.9%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Bond Debenture Portfolio               For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               Lord Abbett Bond Debenture Portfolio, managed by
               Lord, Abbett & Co. LLC, vs Indices 1/1/ and 2/2/
                           Growth Based on $10,000+

                                    [CHART]


                 First Boston
                  High Yield       Lehman Brothers       Lord Abbett Bond
                  Index/2/           Bond Index/1/      Debenture Portfolio
                 ----------          -------------      -------------------
 05/1/1996         $10,000            $10,000               $10,000
05/31/1996          10,081                                   10,000
06/30/1996          10,103             10,114                10,201
09/30/1996          10,482             10,300                10,790
12/31/1996          10,945             10,609                11,288
03/31/1997          11,106             10,550                11,432
06/30/1997          11,585             10,938                12,147
09/30/1997          12,130             11,302                12,778
12/31/1997          12,326             11,636                13,052
03/31/1998          12,697             11,815                13,709
06/30/1998          12,857             12,091                13,791
09/30/1998          12,067             12,603                13,197
12/31/1998          12,397             12,646                13,869
03/31/1999          12,601             12,581                14,082
06/30/1999          12,747             12,470                14,004
09/30/1999          12,543             12,555                13,812
12/31/1999          12,804             12,540                14,341
03/31/2000          12,639             12,817                14,479
06/30/2000          12,695             13,039                14,551
09/30/2000          12,782             13,433                14,871
12/31/2000          12,135             13,998                14,465
03/31/2001          12,733             14,422                14,859
06/30/2001          12,654             14,503                14,782
09/30/2001          12,151             15,173                14,180
12/31/2001          12,837             15,179                15,010
03/31/2002          13,159             15,194                15,089
06/30/2002          12,857             15,757                14,585
09/30/2002          12,494             16,480                14,264
12/31/2002          13,234             16,739                14,950
03/31/2003          14,148             16,971                15,505
06/30/2003          15,526             17,396                16,629
09/30/2003          15,998             17,371                16,950
12/31/2003          16,931             17,427                17,867
03/31/2004          17,383             17,889                18,194
06/30/2004          17,350             17,452                18,001


    ------------------------------------------------------------------
                                      Average Annual Return/3/
                                   (for the period ended 6/30/04)
    ------------------------------------------------------------------
                               1 Year 3 Year 5 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Bond Debenture
    Portfolio--Class A          8.25%  6.79% 5.15%        7.46%
--  Class B                     8.00%  6.53%    --        5.87%
    Class E                     8.09%     --    --        8.02%
    ------------------------------------------------------------------
    Lehman Brothers Aggregate
--  Bond Index/1/               0.33%  6.36% 6.95%        7.06%
    ------------------------------------------------------------------
    Credit Suisse First Boston
- - High Yield Index/2/        11.74% 11.10% 6.36%        6.98%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/The Credit Suisse First Boston High Yield Index is an unmanaged index representative of lower rated debt, including straight-preferred stocks. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Inception date Class E shares is 4/2/02. Index returns are based on an inception date of 5/1/96.

A NOTE ABOUT RISK: The Portfolio has the ability to invest up to 80% of total assets in debt securities, which may include high-yield debt securities. The risks of high-yield debt securities include, but are not limited to, price volatility and the possibility of default in the timely payment of interest and principal. In addition, the Portfolio may invest up to 20% of net assets at market value in equity securities of large cap companies including common stock, preferred stock, convertible preferred stock, warrants and similar investments. In addition, the Portfolio may invest up to 20% of net assets at market value in debt and equity securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio            For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The U.S. economy began 2004 with much enthusiasm as it grew 4.5 percent during the first quarter, or significantly above potential. Meanwhile, second quarter economic growth, as measured by Gross Domestic Product, is estimated at 3.0 percent. Despite having done relatively well, the economy's performance was not reflected in equity prices, for the early optimism faded as investor skepticism flourished leaving equity prices below their first quarter summit and prompting a mid-May trough in the stock market. Fortunately, by the end of the second quarter investor confidence returned and equity prices finished the first half of 2004 essentially flat.

Despite six months of above trend economic growth, which helped to generate approximately 1.2 million jobs, the unemployment rate held steady at 5.6 percent. The Federal Open Market Committee (FOMC)/ 1/ responded to the dynamic broad-based expansion of the U.S. economy with a shift it its policy statement regarding potential interest rate hikes; previously, it had emphasized "patience", but the new language implied imminent rate hikes, albeit at a "measured" pace. The altered vocabulary sent the 10-year Treasury yield soaring more than 100 basis points from its March low of 3.7 percent and drove equity prices down nearly 6 percent. The consolidation was a consequence of the market's fear of aggressive monetary tightening. (The second quarter ended with the FOMC raising the Fed Funds Rate by 25 basis points.) Also, speculators bid oil prices above $42 a barrel, which spread misguided panic of an oil supply-shock and surging inflation across the stock market and constrained equity performance. But fortunately in June, the Organization of Petroleum Exporting Countries (OPEC), at the prodding of Saudi Arabia, agreed to increase production quotas by 2.5 million barrels per day, and the price of oil stumbled off its highs; thereby, lifting an important burden off of the stock market. (As the first half expired the price of oil once again rose to about $40 a barrel.)

During the first six months of 2004, brisk economic expansion and productivity growth have enabled corporations to widen their profit margins. Corporate profits, as measured by the Department of Commerce, surged nearly 32 percent year-over-year during the first quarter, up from an impressive 29 percent in the fourth quarter of 2003. Fueled by low interest rates and a generous tax policy, robust consumer and business spending significantly contributed to the reported growth in corporate earnings. Corporate profits have also benefited from rapid productivity expansion, which has helped to contain unit labor costs--the largest on-going expense for most companies. We believe that productivity growth, currently forecasted to remain above its long-run average of 2.5 percent, should continue to foster wide corporate profit margins and justify higher equity prices through the duration of 2004.

PORTFOLIO REVIEW
Stock selection within the information technology sector aided performance relative to the S&P 500 Index/2/. Certain technology holdings benefited from reports of solid first quarter earnings announcements based on strong product sales. A relative overweight within the energy sector, compared to the S&P 500 Index, also benefited performance for the six-month period ended June 30, 2004. Within the consumer discretionary sector, certain media holdings have been hurt by disappointing advertising sales and announcements of first quarter earnings that fell short of expectations. Stock selection within the materials sector detracted from relative performance as certain holdings were hurt by lower-than-expected first quarter earnings announcements.

OUTLOOK
During the six-month period ended June 30, 2004, the Portfolio added selectively to the industrials and health care sectors. The Portfolio has reduced the cyclical bias, with new emphasis on health care and consumer staples stocks. The Portfolio will continue to maintain a bias toward technology and industrial companies. Lord Abbett & Co. LLC will continue to implement the disciplined investment process and philosophy that has guided the firm for seventy-five years.

TEAM MANAGED
Note to investors: The Portfolio is managed by a team of investment managers and analysts. The portfolio management team is headed by Robert G. Morris, W. Thomas Hudson, Jr. and Eli Salzman. Messrs. Morris, Hudson and Salzman, Partners of Lord Abbett, have been in the investment business since 1971, 1965 and 1986 respectively.

Note: The views of Lord, Abbett & Co. LLC and the Portfolio holdings described in this report are as of June 30, 2004; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                    Percent of
                 Description                        Net Assets
                 ---------------------------------------------
                 Exxon Mobil Corp.                    4.93%
                 ---------------------------------------------
                 Deere & Co.                          2.80%
                 ---------------------------------------------
                 Motorola, Inc.                       2.56%
                 ---------------------------------------------
                 International Paper Co.              2.26%
                 ---------------------------------------------
                 Bank One Corp.                       2.18%
                 ---------------------------------------------
                 Verizon Communications, Inc.         2.14%
                 ---------------------------------------------
                 American International Group, Inc.   2.09%
                 ---------------------------------------------
                 Citigroup, Inc.                      2.04%
                 ---------------------------------------------
                 Walt Disney Co.                      2.00%
                 ---------------------------------------------
                 Apple Computer, Inc.                 1.87%
                 ---------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04
                                    [CHART]

Basic Materials                 9.5%
Communications                  8.4%
Cyclical                        7.5%
Energy                          8.7%
Financials                     17.3%
Industrial                     20.9%
Non-Cyclical                   18.4%
Technology                      7.4%
Utilities                       1.9%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth and Income Portfolio            For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              Lord Abbett Growth and Income Portfolio, managed by
                 Lord, Abbett & Co. LLC, vs. S&P 500 Index/2/
                           Growth Based on $10,000+

                                    [CHART]

             S&P MidCap 500/        Lord Abbett Growth
             BARRA Value Index/2/   and Income Portfolio
             -------------------    --------------------
12/11/1989         $10,000                 $10,000
12/31/1989          10,210
03/31/2000          42,738                  45,130
06/30/2000          40,904                  44,336
09/30/2000          44,508                  47,921
12/31/2000          45,233                  51,971
03/31/2001          42,279                  47,127
06/30/2001          44,144                  49,814
09/30/2001          36,993                  42,989
12/31/2001          39,937                  48,973
03/31/2002          40,464                  50,927
06/30/2002          36,155                  45,397
09/30/2002          28,758                  36,408
12/31/2002          31,605                  40,184
03/31/2003          29,863                  38,074
06/30/2003          35,490                  44,851
09/30/2003          36,391                  46,233
12/31/2003          41,653                  52,664
03/31/2004          43,048                  53,917
06/30/2004          43,389                  54,650



    ------------------------------------------------------------------
                                  Average Annual Return/3/
                               (for the period ended 6/30/04)
    ------------------------------------------------------------------
                       1 Year 3 Year 5 Year 10 Year Since Inception/4/
    ------------------------------------------------------------------
    Lord Abbett Growth
    and Income
--  Portfolio--Class A 21.84%  3.14%  4.16% 12.35%       12.37%
    Class B            21.48%  2.89%     --     --        5.36%
    ------------------------------------------------------------------
- - S&P 500 Index/2/   19.10% -0.69% -2.22% 11.83%       10.92%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Federal Reserve controls the three tools of monetary policy- open market operations, the discount rate, and reserve requirements. The Board of Governors of the Federal Reserve System is responsible for the discount rate and reserve requirements, and the Federal Open Market Committee (FOMC) is responsible for open market operations. The FOMC holds eight regularly scheduled meetings per year. At these meetings, the Committee reviews economic and financial conditions, determines the appropriate stance of monetary policy, and assesses the risks to its long-run goals of price stability and sustainable economic growth.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 12/11/89. Returns shown for the Class A shares are the historical returns of the Lord Abbett Growth & Income Portfolio of Cova Series Trust (from January 8, 1999 through December 31, 2000) and of the Growth and Income Portfolio of Lord Abbett Series Fund, Inc. (from December 11, 1989 through January 7, 1999). Inception of the Class B shares is 3/22/01. Index returns are based on an inception date of 12/11/89.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of gross assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio         For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The U.S. economy began 2004 with much enthusiasm as it grew 4.5 percent during the first quarter, or significantly above potential. Meanwhile, second quarter economic growth, as measured by the Gross Domestic Product, is estimated at 3.0 percent. Despite having done relatively well, the economy's performance was not reflected in equity prices, for the early optimism faded as investor skepticism flourished leaving equity prices below their first quarter summit and prompting a mid-May trough in the stock market. Fortunately, by the end of the second quarter investor confidence returned and equity prices finished the first half of 2004 essentially flat.

Despite six months of above trend economic growth, which helped to generate approximately 1.2 million jobs, the unemployment rate held steady at 5.6 percent. The Federal Open Market Committee (FOMC)/1 /responded to the dynamic broad-based expansion of the U.S. economy with a shift it its policy statement regarding potential interest rate hikes; previously, it had emphasized "patience", but the new language implied imminent rate hikes, albeit at a "measured" pace. The altered vocabulary sent the 10-year Treasury yield soaring more than 100 basis points from its March low of 3.7 percent and drove equity prices down nearly 6 percent. The consolidation was a consequence of the market's fear of aggressive monetary tightening. (The second quarter ended with the FOMC raising the Fed Funds Rate by 25 basis points.) Also, speculators bid oil prices above $42 a barrel, which spread misguided panic of an oil supply-shock and surging inflation across the stock market and constrained equity performance. But fortunately in June, the Organization of Petroleum Exporting Countries (OPEC), at the prodding of Saudi Arabia, agreed to increase production quotas by 2.5 million barrels per day, and the price of oil stumbled off its highs; thereby, lifting an important burden off of the stock market. (As the first half expired the price of oil once again rose to about $40 a barrel.)

During the first six months of 2004, brisk economic expansion and productivity growth have enabled corporations to widen their profit margins. Corporate profits, as measured by the Department of Commerce, surged nearly 32 percent year-over-year during the first quarter, up from an impressive 29 percent in the fourth quarter of 2003. Fueled by low interest rates and a generous tax policy, robust consumer and business spending significantly contributed to the reported growth in corporate earnings. Corporate profits have also benefited from rapid productivity expansion, which has helped to contain unit labor costs--the largest on-going expense for most companies. We believe that productivity growth, currently forecasted to remain above its long-run average of 2.5 percent, should continue to foster wide corporate profit margins and justify higher equity prices through the duration of 2004.

PORTFOLIO REVIEW
The most significant detractor from relative performance versus the Russell Midcap Growth Index/2/ during the six-month period ending June 30, 2004 was the healthcare sector. The Portfolio suffered due to stock selection within pharmaceuticals, particularly, as certain holdings were affected by negative earnings announcements or news events. The materials & processing sector also detracted from performance, as the increasing costs of raw material acted as a drag on certain holdings earnings.

The most significant contributor to relative performance during the six-month period ended June 30, 2004, was technology. The Portfolio's modest underweight of this sector, especially semiconductors, added value as this sector was among the weakest during the first half of the year. The Portfolio also benefited from stock selection in financial services, as certain financial service firms enjoyed strong returns.

OUTLOOK
Moving forward into the second half of the year, we expect the global economic recovery to continue along its current pace into 2005. Corporate profit growth should remain robust, and we believe inflationary pressures are under control. The Federal Reserve has raised the fed funds rate 25 basis points, (the first time in four years) and is expected to incrementally raise rates further over the next year. These measures should act as a damper on inflation, but may also slow consumer spending somewhat. In addition, we expect U.S. corporate profit growth will slow over the next several quarters, as interest expense and employee wages trend higher. We believe business spending will play a larger role in fueling economic growth over the next year. Capital expenditure and inventory investment have increased, indicating optimism on the part of corporate executives, which should benefit the stock market in coming quarters. We believe that stock valuations are currently at reasonable levels, considering high profit growth and low interest rates. The team is carefully pruning the Portfolio to stay well positioned in those industries benefiting the most from the economic recovery.

KEVIN P. FERGUSON
Portfolio Manager
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2004; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                       Percent of
              Description                              Net Assets
              ---------------------------------------------------
              Caremark Rx, Inc.                          2.66%
              ---------------------------------------------------
              Nextel Partners, Inc.--Class A             2.12%
              ---------------------------------------------------
              Entercom Communications Corp.              1.90%
              ---------------------------------------------------
              Clorox Company (The)                       1.80%
              ---------------------------------------------------
              Ingersoll-Rand Co.--Class A                1.73%
              ---------------------------------------------------
              Electronics for Imaging, Inc.              1.67%
              ---------------------------------------------------
              MSC Industrial Direct Co., Inc.--Class A   1.66%
              ---------------------------------------------------
              PETCO Animal Supplies, Inc.                1.66%
              ---------------------------------------------------
              XTO Energy, Inc.                           1.65%
              ---------------------------------------------------
              Avaya, Inc.                                1.65%
              ---------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Basic Materials                  3.7%
Communications                  10.6%
Cyclical                        11.1%
Energy                           4.1%
Financials                       9.6%
Industrial                      17.2%
Non-Cyclical                    31.2%
Technology                      12.5%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Growth Opportunities Portfolio         For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


            Lord Abbett Growth Opportunities Portfolio, managed by
          Lord, Abbett & Co. LLC, vs. Russell Midcap Growth Index/2/
                           Growth Based on $10,000+

                                    [CHART]

                   Russell Midcap            Lord Abbett Growth
                   Growth Index/1/         Opportunities Portfolio
                ---------------------      -----------------------
 2/12/2001             $10,000                   $10,000
 3/31/2001               7,729                     8,440
 6/30/2001               8,979                     9,640
 9/30/2001               6,483                     7,710
12/31/2001               8,237                     8,930
 3/31/2002               8,092                     8,720
 6/30/2002               6,614                     7,800
 9/30/2002               5,478                     6,570
12/31/2002               5,980                     6,750
 3/31/2003               5,979                     6,770
 6/30/2003               7,101                     7,950
 9/30/2003               7,609                     8,160
12/31/2003               8,535                     9,160
 3/31/2004               8,948                     9,460
 6/30/2004               9,042                     9,471



    -----------------------------------------------------------------
                                        Average Annual Return/3/
                                     (for the period ended 6/30/04)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/4/
    -----------------------------------------------------------------
    Lord Abbett Growth Opportunities
--  Portfolio--Class A               19.48% -0.28%      -0.03%
    Class B                          19.12% -0.59%      -1.60%
    -----------------------------------------------------------------
- - Russell Midcap Growth Index/2/   27.33%  0.23%      -2.93%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Federal Reserve controls the three tools of monetary policy- open market operations, the discount rate, and reserve requirements. The Board of Governors of the Federal Reserve System is responsible for the discount rate and reserve requirements, and the Federal Open Market Committee (FOMC) is responsible for open market operations. The FOMC holds eight regularly scheduled meetings per year. At these meetings, the Committee reviews economic and financial conditions, determines the appropriate stance of monetary policy, and assesses the risks to its long-run goals of price stability and sustainable economic growth.

/2/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

A NOTE ABOUT RISK: The Portfolio invests primarily in common stocks of mid-sized companies with market capitalizations between $1 billion and $10 billion, which tend to be more volatile and can be less liquid than other types of stocks. Also, mid-cap companies may have more limited product lines, markets or financial resources, and typically experience a higher risk of failure than large-cap companies. These factors can affect portfolio performance.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET REVIEW
The U.S. economy began 2004 with much enthusiasm as it grew 4.5 percent during the first quarter, or significantly above potential. Meanwhile, second quarter economic growth, as measured by the Gross Domestic Product, is estimated at 3.0 percent. Despite having done relatively well, the economy's performance was not reflected in equity prices, for the early optimism faded as investor skepticism flourished leaving equity prices below their first quarter summit and prompting a mid-May trough in the stock market. Fortunately, by the end of the second quarter investor confidence returned and equity prices finished the first half of 2004 essentially flat.

Despite six months of above trend economic growth, which helped to generate approximately 1.2 million jobs, the unemployment rate held steady at 5.6 percent. The Federal Open Market Committee (FOMC)/1 /responded to the dynamic broad-based expansion of the U.S. economy with a shift it its policy statement regarding potential interest rate hikes; previously, it had emphasized "patience", but the new language implied imminent rate hikes, albeit at a "measured" pace. The altered vocabulary sent the 10-year Treasury yield soaring more than 100 basis points from its March low of 3.7 percent and drove equity prices down nearly 6 percent. The consolidation was a consequence of the market's fear of aggressive monetary tightening. (The second quarter ended with the FOMC raising the Fed Funds Rate by 25 basis points.) Also, speculators bid oil prices above $42 a barrel, which spread misguided panic of an oil supply-shock and surging inflation across the stock market and constrained equity performance. But fortunately in June, the Organization of Petroleum Exporting Countries (OPEC), at the prodding of Saudi Arabia, agreed to increase production quotas by 2.5 million barrels per day, and the price of oil stumbled off its highs; thereby, lifting an important burden off of the stock market. (As the first half expired the price of oil once again rose to about $40 a barrel.)

During the first six months of 2004, brisk economic expansion and productivity growth have enabled corporations to widen their profit margins. Corporate profits, as measured by the Department of Commerce, surged nearly 32 percent year-over-year during the first quarter, up from an impressive 29 percent in the fourth quarter of 2003. Fueled by low interest rates and a generous tax policy, robust consumer and business spending significantly contributed to the reported growth in corporate earnings. Corporate profits have also benefited from rapid productivity expansion, which has helped to contain unit labor costs--the largest on-going expense for most companies. We believe that productivity growth, currently forecasted to remain above its long-run average of 2.5 percent, should continue to foster wide corporate profit margins and justify higher equity prices through the duration of 2004.

PORTFOLIO REVIEW
Stock selection within the materials and processing sector was the primary contributor to relative performance for the six-month period ended June 30, 2004 versus the Russell Midcap Index/2/. In particular, an agricultural products provider holding reported better than expected first quarter earnings and continued to build on its profitable seed business in the second quarter. Stock selection within the consumer discretionary sector also aided relative performance. The primary contributor within the sector was a retailer holding. Investors reacted favorably to the company's strong sales and the expected sale of their wholly owned drugstore chain. Another stock that contributed significantly to performance was an energy exploration and production company holding which announced the discovery of a major new natural gas reserve that could meaningfully increase the company's future earnings.

The primary detractor from relative performance was stock selection within the utilities sector. Portfolio holdings in general failed to keep pace with the Russell Midcap Index. One particular holding was the Portfolio's weakest performer and the largest holding within the sector. Stock selection within the health care sector also hurt returns. A managed health care services provider was the weakest performer within the sector. The stock declined as ongoing operational issues caused analysts to lower their outlook for profits. Another detractor from relative performance was a technology company, which provides electronic design software primarily to the semi-conductor industry, announced disappointing new orders, leading to lower earnings confidence for 2004.

OUTLOOK
We remain focused on bottom-up selection of attractively valued stocks whose issuing companies are likely to experience a set of catalysts that we believe can enhance profitability. Neither economic nor interest rate forecasting are a primary part of our investment process. Nonetheless, conversations with our companies lead us to conclude that the current economic expansion will likely continue at least into next year.
Additionally, as inventories are low in a number of industries, we expect rising prices to become prevalent in an increasing number of product categories and industries. In our opinion, the combined effect of economic expansion, low inventories and increasing prices will likely prompt an increase in U.S. interest rates for some time to come. We believe the Portfolio is well positioned to benefit from this environment as it is overweighted in companies that would benefit from economic expansion and underweighted in companies that are likely to be disadvantaged in periods of rising interest rates.

So far this year, relative movements in stock prices seem to be driven more by fundamental company specific developments than by the indiscriminant multiple expansion that was dominant in 2003. We are comfortable that as this year progresses, the company specific catalysts which we have identified for our stocks will become recognized by other investors, leading to solid performance.

EDWARD VON DER LINDE
Portfolio Manager, Partner
Lord, Abbett & Co. LLC

Note: The views of Lord, Abbett & Co. LLC and the Portfolio's holdings described in this report are as of June 30, 2004; these views and the Portfolio's holdings may have changed subsequent to this date. Information provided in this report should not be considered a recommendation to purchase or sell securities. The Portfolio is not insured by the FDIC (Federal Deposit Insurance Corporation), is not a deposit or other obligation of, or guaranteed by banks, and are subject to investment risks including loss of principal amount invested. For a more detailed discussion of the risks associated with the Portfolio, see the Portfolio's Prospectus.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                              Percent of
                        Description           Net Assets
                        --------------------------------
                        Eastman Chemical Co.    2.63%
                        --------------------------------
                        Monsanto Co.            2.56%
                        --------------------------------
                        SAFECO Corp.            2.45%
                        --------------------------------
                        Genuine Parts Co.       2.41%
                        --------------------------------
                        Pactiv Corp.            2.37%
                        --------------------------------
                        EOG Resources, Inc.     2.35%
                        --------------------------------
                        Georgia-Pacific Corp.   2.31%
                        --------------------------------
                        Halliburton Co.         2.27%
                        --------------------------------
                        Aetna, Inc.             2.18%
                        --------------------------------
                        Dana Corp.              2.16%
                        --------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]




Basic Materials              22.1%
Communications                3.3%
Cyclical                     21.1%
Energy                       10.5%
Financials                    15.3%
Industrial                    6.4%
Non-Cyclical                 12.4%
Technology                    4.2%
Utilities                     4.7%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Lord Abbett Mid-Cap Value Portfolio                For the period ended 6/30/04
Managed by Lord, Abbett & Co. LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                Lord Abbett Mid-Cap Value Portfolio, managed by
                  Lord, Abbett & Co. LLC, vs. Indices 1 and 2
                           Growth Based on $10,000+


                                     [CHART]


                  S&P 400                                 Lord Abbett
               MidCap/BARRA           Russell            Mid-Cap Value
               Value Index/2/     MidCap Index/1/          Portfolio
              --------------     ----------------        -------------
08/20/1997        $10,000              $10,000              $10,000
09/30/1997         10,630               10,561               10,440
12/31/1997         11,204               10,678               10,490
03/31/1998         12,306               11,833               11,361
06/30/1998         11,797               11,654               11,308
09/30/1998         10,169                9,927                9,383
12/31/1998         11,727               11,757               10,606
03/31/1999         10,783               11,702               10,125
06/30/1999         12,392               12,973               11,829
09/30/1999         11,185               11,858               10,940
12/31/1999         12,000               13,902               11,211
03/31/2000         12,752               15,304               12,366
06/30/2000         12,413               14,614               13,198
09/30/2000         14,033               15,609               14,890
12/31/2000         15,341               15,049               17,139
03/31/2001         14,811               13,470               16,703
06/30/2001         16,497               14,754               17,659
09/30/2001         14,351               12,119               16,267
12/31/2001         16,436               14,203               18,527
03/31/2002         18,068               14,807               19,674
06/30/2002         17,007               13,393               18,472
09/30/2002         13,864               11,031               15,754
12/31/2002         14,775               11,904               16,802
03/31/2003         13,918               11,623               15,426
06/30/2003         16,588               13,746               17,910
09/30/2003         17,782               14,631               18,796
12/31/2003         20,716               16,675               21,196
03/31/2004         21,862               17,532               22,625
06/30/2004         22,122               17,786               23,245




    ---------------------------------------------------------------
                                   Average Annual Return/4/
                                (for the period ended 6/30/04)
    ---------------------------------------------------------------
                            1 Year 3 Year 5 Year Since Inception/5/
    ---------------------------------------------------------------
    Lord Abbett Mid-Cap
    Value
--  Portfolio--Class A      29.79%  9.60% 14.47%      13.08%
    Class B                 29.43%  9.30%     --      10.62%
    ---------------------------------------------------------------
    S&P MidCap 400/Barra
--  Value Index/3/          33.36% 10.27% 12.29%      12.16%
    ---------------------------------------------------------------
- - Russell Midcap Index/2/ 29.39%  6.42%  6.51%       8.75%
    ---------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Federal Reserve controls the three tools of monetary policy- open market operations, the discount rate, and reserve requirements. The Board of Governors of the Federal Reserve System is responsible for the discount rate and reserve requirements, and the Federal Open Market Committee (FOMC) is responsible for open market operations. The FOMC holds eight regularly scheduled meetings per year. At these meetings, the Committee reviews economic and financial conditions, determines the appropriate stance of monetary policy, and assesses the risks to its long-run goals of price stability and sustainable economic growth.

/2/The Russell Midcap Index is an unmanaged index and measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. As of the latest reconstitution, the average market capitalization was approximately $6.1 billion; the median market capitalization was approximately $3.3 billion. The Index had a market capitalization range of approximately $13.4 billion to $1.4 billion. The Index does not include fees or expenses and is not available for direct investment.

/3/The S&P MidCap 400/Barra Value Index consists of 400 domestic stocks chosen for market size, liquidity, and industry group representation. The blended index is constructed by selecting the stocks in each index with high book-to-price ratios. Indices cited are unmanaged, do not reflect the deduction of fees or expenses and are not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A shares is 8/20/97. Inception of the Class B shares is 4/3/01. The Russell Midcap Index returns are based on an inception date of 8/20/97. The S&P 400 Mid-Cap/BARRA Value Index returns are based on an inception date of 8/1/97.

A NOTE ABOUT RISK: The Portfolio may invest up to 10% of net assets at market value in securities primarily traded in foreign countries. Foreign securities markets may not be subject to the same degree of regulation as U.S. markets and may be more volatile and less liquid than major U.S. markets. Foreign investments are subject to currency exposure. These and other risks are more fully described in the prospectus. There can be no assurance that the Portfolio will meet its investment objective.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio               For the period ended 6/30/04
Managed by Massachusetts Financial Services Company

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET ENVIRONMENT
The turnaround in global stock markets that began in 2003 continued into the first quarter of 2004. The release of increasingly positive economic, corporate earnings, and corporate capital spending numbers helped drive global equity markets.

In the second quarter, many measures of the global economy--including employment, consumer spending, corporate capital expenditures, and earnings--continued to improve. However, stock prices, which made only modest gains in the second quarter, generally did not reflect these improvements.

We believe that several factors held back equity markets. One was the expectation that we were entering a period of rising interest rates, particularly in the United States. The U.S. Federal Reserve Board fulfilled these expectations with a rate increase of 0.25% on the last day of the period. The Bank of England, meanwhile, announced a pair of rate hikes and set the expectation for more in the future.

Investors may also have felt that corporations would have difficulty showing strong year-over-year gains in the latter half of 2004, after earnings growth had improved strongly in the second half of 2003.

Investor concerns about geopolitical instability seemed, in our view, to hold back stock prices as well. We believe the March 2004 train bombings in Spain, continued unrest in Iraq, and terrorism in Saudi Arabia brought international political concerns to the forefront of investors' minds. Political instability in the Mid East, which could constrict oil supplies and bring additional oil price hikes, caused many investors, we think, to assume that the global economic recovery might slow down. Finally, in our view, worries that the Chinese economic engine would sputter acted as a drag on the global economy. Companies around the world supply China with raw materials and finished goods. As a result, any changes in the conditions of China's economy can have considerable ripple effects around the world.

CONTRIBUTORS TO PERFORMANCE
Our stock selection in the financial services sector was the most prominent contributor to performance relative to the Portfolio's benchmark, the (Morgan Stanley Capital International (MSCI) EAFE (Europe, Australasia, Far East) Index/1/. Performance in this sector was paced by our position in OTP Bank Ltd., which posted strong positive absolute results during the period but is not a position measured by the benchmark. An overweighted position in Aiful Corp. also fueled performance in the financial services sector.

An overweighted position in autos and housing stocks helped generate strong relative returns during a period in which this sector outperformed the wider market. We also benefited from a number of selected positions in autos and housing stocks, such as an overweighted investment in Sekisui Chemical Co., Ltd. relative to the benchmark. This stock posted strong absolute returns and was the single greatest individual contributor to relative performance among all the holdings in the Portfolio. Autos and housing stock Bridgestone Corp. was another leading contributor to performance during the period.

Several other individual holdings also helped drive returns, including Softbank Corp., Kibun Food Chemifa., Ltd, BP Plc. and Reckitt Benckiser, Plc. In addition, we avoided positions in GlaxoSmithKline, Plc. and Nokia Oyj, both of which are tracked by the MSCI EAFE Index. This helped improve relative performance as both stocks sank over the period.

DETRACTORS FROM PERFORMANCE
Our selection of stocks in the health care sector was a significant drag on relative performance during the period. In particular, we had an overweighted position on Sanofi-Synthelabo S.A. at a time when the stock posted broadly negative results.

The Portfolio's cash position was also a leading detractor from relative performance. As with nearly all portfolios, this account holds some cash to buy new holdings and to cover account-holder redemptions. In a period when global equity markets rose, holding cash hurt performance against our benchmark, which has no cash position.

Several individual stocks from a variety of sectors helped inhibit the Portfolio's performance. These included easyJet, Plc., Kookmin Bank, Round One Corp., Companhia Vale do Rio Doce (ADR), and Molson, Inc. - Class A, all of which performed negatively during the period and are not tracked by the Portfolio's benchmark, thereby detracting from relative results. Seiko Epson Corp., Fujikura Ltd, and Ericsson also proved to be among the most negative contributors to the Portfolio's performance. Our positions in Round One Corp, Molson, Inc. - Class A, and Fujikura Ltd., were sold from the Portfolio by the end of the period.

TEAM MANAGED
Note to investors: The Portfolio is managed by a committee of MFS equity Research Analysts. David Antonelli monitors overall Portfolio management. Mr. Antonelli had previously managed the Portfolio independently.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 06/30/04

                                                   Percent of
                  Description                      Net Assets
                  -------------------------------------------
                  BP Plc (ADR)                       3.13%
                  -------------------------------------------
                  Vodafone Group Plc                 2.72%
                  -------------------------------------------
                  Softbank Corp.                     2.39%
                  -------------------------------------------
                  AstraZeneca Plc                    2.25%
                  -------------------------------------------
                  Sekisui Chemical Co., Ltd.         2.22%
                  -------------------------------------------
                  Royal Bank of Scotland Group Plc   2.19%
                  -------------------------------------------
                  UBS AG                             2.14%
                  -------------------------------------------
                  Axa                                1.91%
                  -------------------------------------------
                  Seiko Epson Corp.                  1.82%
                  -------------------------------------------
                  Tokyo Gas Co., Ltd.                1.81%
                  -------------------------------------------

--------------------------------------------------------------------------------
COUNTRY ALLOCATION (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Japan                  25.0%
Others                 20.9%
United Kingdom         19.8%
France                  7.9%
Switzerland             7.0%
Germany                 4.9%
Spain                   4.6%
Sweden                  4.3%
Mexico                  2.9%
Brazil                  2.7%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
MFS Research International Portfolio               For the period ended 6/30/04
Managed by Massachusetts Financial Services Company

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


               MFS Research International Portfolio, managed by
       Massachusetts Financial Services Company, vs. MSCI EAFE Index/1/
                           Growth Based on $10,000+

                                    [CHART]


                                             MFS Research
                 MSCI EAFE Index/1/     International Portfolio
                 ------------------     -----------------------
02/12/2001            $10,000                   $10,000
03/31/2001              8,991                     8,830
06/30/2001              8,913                     9,150
09/30/2001              7,669                     8,040
12/31/2001              8,205                     8,486
03/31/2002              8,251                     8,516
06/30/2002              8,092                     8,375
09/30/2002              6,499                     7,154
12/31/2002              6,920                     7,484
03/31/2003              6,357                     6,993
06/30/2003              7,601                     8,018
09/30/2003              8,223                     8,521
12/31/2003              9,630                     9,882
03/31/2004             10,053                    10,306
06/30/2004             10,097                    10,335




    -----------------------------------------------------------
                                  Average Annual Return/2/
                               (for the period ended 6/30/04)
    -----------------------------------------------------------
                               1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------
    MFS Research International
    Portfolio--Class A         29.12% 4.37%        2.74%
--  Class B                    28.91% 4.15%        0.99%
    Class E                    28.94%    --        9.46%
    -----------------------------------------------------------
- - MSCI EAFE Index/1/         32.85% 4.25%        0.29%
    -----------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Morgan Stanley Capital International (MSCI) (EAFE) Europe, Australasia and Far East Index is an unmanaged free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US & Canada. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Portfolio                             For the period ended 6/30/04
(Formerly PIMCO Money Market Portfolio)
Managed by Pacific Investment Management Company LLC
LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Interest rates rose sharply during the second quarter, causing bonds to give back modest gains from earlier in the year. The Citigroup 3-Month Treasury Bill Index/1/ returned 0.47% the first six months of 2004.

                                    [CHART]

                           U.S. Treasury Yield Curves

                                               Yield Changes   Yield Changes
        12/31/2003   03/31/2004   06/30/2004     2Q (bps)        YTD (bps)
        ----------   ----------   ----------    ------------   -------------
1 m        0.80        0.95          1.08
3 m        0.93        0.95          1.20          25.1            27.2
6 m        1.02        1.00          1.60
1 Y        1.56        1.39          2.32
2 Y        1.83        1.58          2.69         110.5            85.8
3 Y        2.31        1.94          3.08
4 Y        2.94        2.50          3.54
5 Y        3.25        2.78          3.77          98.9            51.9
6 Y        3.45        2.99          3.93
7 Y        3.65        3.20          4.10
8 Y        3.85        3.42          4.26
9 Y        4.05        3.63          4.42
10 Y       4.25        3.84          4.59          74.6            33.6
11 Y       4.29        3.89          4.62
12 Y       4.33        3.93          4.66
13 Y       4.37        3.98          4.69
14 Y       4.41        4.03          4.73
15 Y       4.46        4.07          4.76
16 Y       4.50        4.12          4.80
17 Y       4.54        4.17          4.83
18 Y       4.58        4.21          4.87
19 Y       4.62        4.26          4.90
20 Y       4.66        4.31          4.94
21 Y       4.70        4.35          4.97
22 Y       4.74        4.40          5.01
23 Y       4.79        4.45          5.04
24 Y       4.83        4.49          5.08
25 Y       4.87        4.54          5.11
26 Y       4.91        4.59          5.15
27 Y       4.95        4.63          5.18
28 Y       4.99        4.68          5.22
29 Y       5.03        4.73          5.25
30 Y       5.08        4.77          5.29          51.6            21.5


SOURCE: Bloomberg Financial Markets

As shown in the graphic above, rate increases for shorter maturities topped 100 basis points during the quarter. Continued growth in employment convinced the markets that the Federal Reserve would soon begin a long anticipated tightening cycle. That conviction proved justified at quarter end as the Fed met expectations with a 25 basis point rate hike. The central bank had held the federal funds rate at 1 percent, generating negative real short-term rates, since June of last year.

Investors that had profited handsomely from borrowing at low short- term rates and investing in higher yielding longer maturity bonds surrendered some of those profits in the second quarter. Concern that borrowing rates would rise led investors to liquidate long positions and unwind this trade, putting downward pressure on bond prices. Substantial leverage remained, however, among banks, hedge funds and other investors, making bond markets vulnerable to aggressive Fed rate increases.

Signs of rising inflation fueled anxiety that central banks would need to move aggressively to combat it. In the U.S., 12-month headline consumer price inflation rose above 3 percent in May, though the core rate remained below 2 percent. Inflation concerns were driven by higher oil prices as well as slower productivity growth. Helping calm the markets were suggestions by the Fed that it would raise rates gradually. Fed Governor Bernanke, in a speech supporting the gradualist approach, noted that higher long-term rates during the quarter were a sign that much of the financial adjustment to increases in inflation had already occurred.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
The Money Market Portfolio modestly lagged the Citigroup 3-Month Treasury Bill Index for the second quarter and year-to-date. The Portfolio maintained a AAA credit rating by investing in high quality short-term securities. The Portfolio's holdings remained very liquid, which helped to protect principal in a rising rate environment. In addition, holdings of top quality commercial paper and short-term corporate and agency securities offered relatively attractive yields and boosted performance, though they lagged Treasuries of comparable duration and maturity.

MARKET/PORTFOLIO OUTLOOK
GLOBAL ECONOMY TO WALK TIGHTROPE OVER NEXT 3-5 YEARS
The global economy is perched on a tightrope. With the U.S. government and consumers highly leveraged, conditions for instability that could tip the economy toward deflation or inflation will accelerate. While a tilt toward inflation is more likely, momentum swings will supplant more durable trends seen during periods of disinflation (1980-2000) or inflation (1965-1979). U.S. real growth will stabilize near 2 percent with Europe and Japan near that level. Longer-term risks to the global economy include:

  . MORE GOVERNMENT, MORE INFLATION--Historically, as government's share of GDP climbs, inflation rises. Signs of a "bull market for government" in the U.S. include securities industry litigation, Sarbanes-Oxley corporate governance reforms, and higher military spending and Homeland Security measures to fight terrorism. U.S. inflation could rise to 4 percent at cyclical peaks in the economy going forward.

  . IMBALANCES IN TRADE AND FINANCE--Asian central banks finance the U.S. trade deficit because buying Treasuries keeps their currencies cheap and supports growth. Geopolitical shocks could undermine this arrangement. A dispute over North Korea or Taiwan could spark a pullback in Chinese purchases of Treasuries, leading to higher interest rates and a plunge in the dollar.

  . GEOPOLITICAL RISKS--A seemingly endless struggle against terrorism, accompanied by constraints on travel and trade, will threaten American consumer confidence and spending.

With respect to Portfolio strategy, we plan to generate competitive yields by holding high-quality domestic and yankee commercial paper as core investments; these securities offer higher potential returns than T-bills and minimal incremental risk. The Portfolio plans to maintain a AAA credit rating by owning top quality short-term issues. Additionally, we intend to retain a modest allocation to short maturity corporate issues and floating rate notes; we believe these securities pose minimal interest rate and credit risk while enhancing Portfolio yield. Finally, we expect to continue to emphasize liquid securities that provide principal protection for the Portfolio and maintain average Portfolio maturity of approximately one month to ensure sufficient liquidity.

PAUL A. MCCULLEY
Portfolio Manager
Pacific Investment Management Company LLC

No part of this publication may be reproduced in any form, or referred to in any other publication, without express written permission.

Past performance is no guarantee of future results. This publication contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This publication is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Each sector of the bond market entails some risk. Municipals may realize gains & may incur a tax liability from time to time. The guarantee on Treasuries and Government Bonds is limited to the timely repayment of interest and does not eliminate market risk, shares of the funds are not guaranteed. Mortgage-backed securities & Corporate Bonds may be sensitive to interest rates, when they rise the value generally declines and there is no assurance that private guarantors or insurers will meet their obligations. An investment in high yield, lower rated securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-US securities may entail risk due to non-US economic and political developments and may be enhanced when investing in emerging markets. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a fund that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.37%, 09/08/04)      5.68%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (1.298%, 09/30/04)     5.67%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (1.00%, 7/19/04)       4.74%
        ----------------------------------------------------------------
        Credit Suisse First Boston Corp. Repurchase Agreement   4.65%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (1.465%, 09/28/04)     4.49%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.065%, 08/04/04)     3.79%
        ----------------------------------------------------------------
        CDC Commercial Paper, Inc.                              3.79%
        ----------------------------------------------------------------
        KFW International Finance, Inc.                         3.79%
        ----------------------------------------------------------------
        Barclays U.S. Funding LLC                               3.79%
        ----------------------------------------------------------------
        Rabobank USA Financial Corp.                            3.79%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Money Market Portfolio                             For the period ended 6/30/04
(Formerly PIMCO Money Market Portfolio)
Managed by Pacific Investment Management Company LLC
LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                            Money Market Portfolio
                    (Formerly PIMCO Money Market Portfolio)
  managed by Pacific Investment Management Company LLC, vs. Citigroup 3-Month
                            Treasury Bill Index/1/

                                    [CHART]

               Citigroup 3-Month        PIMCO Money Market
            Treasury Bill Index/1/           Portfolio
            ----------------------      ------------------
 2/12/2001         $10,000                    $10,000
 3/31/2001          10,087                     10,060
 6/30/2001          10,195                     10,157
 9/30/2001          10,288                     10,235
12/31/2001          10,355                     10,282
 3/31/2002          10,400                     10,310
 6/30/2002          10,446                     10,341
 9/30/2002          10,491                     10,368
12/31/2002          10,532                     10,393
 3/31/2003          10,563                     10,410
 6/30/2003          10,593                     10,422
 9/30/2003          10,619                     10,430
12/31/2003          10,645                     10,438
 3/31/2004          10,669                     10,448
 6/30/2004          10,695                     10,456




--------------------------------------------------------------------------------

    ----------------------------------------------------------------
                                       Average Annual Return/2/
                                    (for the period ended 6/30/04)
    ----------------------------------------------------------------
                                    1 Year 3 Year Since Inception/3/
    ----------------------------------------------------------------
    Money Market
--  Portfolio--Class A              0.58%     --        0.91%
    Class B                         0.33%  0.98%        1.33%
    ----------------------------------------------------------------
    Citigroup 3-Month Treasury Bill
- - Index/1/                        0.96%  1.61%        2.01%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/Citigroup 3-Month Treasury Bill Index--equal dollar amounts of three-month Treasury bills are purchased at the beginning of each of three consecutive months. As each bill matures, all proceeds are rolled over or reinvested in a new three-month bill. The income used to calculate the monthly return is derived by subtracting the original amount invested from the maturity value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee futures results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

               [CHART]

Commercial Paper                      47.7%
U.S. Government & Agency              41.0%
Repurchase Agreements                  4.7%
Foreign Government                     3.5%
Corporate Notes                        3.1%

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio             For the period ended 6/30/04
Managed by Neuberger Berman Management Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


Since the inception of the fund, we have fully invested the portfolio in accordance with its guidelines.

Our outlook is favorable and we expect REITs to post positive returns over the next several quarters. We anticipate total returns to be driven by a combination of current income and earnings per share growth.

Continued economic improvement should support commercial real estate fundamentals as limited supply combines with increased occupancy demand to drive higher revenue and operating results. We believe this cycle of improving real estate fundamentals could last for a sustained period. The Portfolio seeks out property sectors and individual companies that will benefit from a recovering economy. In particular, we look for benefit from good earnings per share growth in select retail segments and improving fundamentals in the apartment, industrials and office sectors.

STEVEN R. BROWN
Portfolio Manager
Neuberger Berman Management Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUES
As of 6/30/04

                                                        Percent of
             Description                                Net Assets
             -----------------------------------------------------
             Vornado Realty Trust (REIT)                  4.91%
             -----------------------------------------------------
             Simon Property Group, Inc. (REIT)            4.75%
             -----------------------------------------------------
             General Growth Properties, Inc. (REIT)       4.21%
             -----------------------------------------------------
             Avalonbay Communities, Inc. (REIT)           3.81%
             -----------------------------------------------------
             Manufactured Home Communities, Inc. (REIT)   3.49%
             -----------------------------------------------------
             Host Marriott Corp. (REIT)                   3.36%
             -----------------------------------------------------
             Boston Properties, Inc. (REIT)               3.11%
             -----------------------------------------------------
             Equity Residential (REIT)                    2.86%
             -----------------------------------------------------
             Macerich Company (The) (REIT)                2.85%
             -----------------------------------------------------
             PS Business Parks, Inc. (REIT)               2.83%
             -----------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

         [CHART]

Apartments             17.6%
Community Centers       8.9%
Diversified             6.7%
Health Care             2.4%
Industrial              6.8%
Lodging                 9.1%
Manufactured Homes      3.7%
Office                 27.8%
Regional Malls         17.0%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Neuberger Berman Real Estate Portfolio             For the period ended 6/30/04
Managed by Neuberger Berman Management Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


Neuberger Berman Real Estate Portfolio, managed by Neuberger Berman Management
                     Inc., vs. NAREIT Equity REIT Index/1/
                           Growth Based on $10,000+

                                    [CHART]

              NAREIT Equity        Neuberger Berman
              REITs Index/1/     Real Estate Portfolio
              --------------     ---------------------
 5/1/2004        $10,000               $10,000
6/30/2004         11,027                10,350




    -----------------------------------------------------------
                                      Cumulative Return/2/
                                 (for the period ended 6/30/04)
    -----------------------------------------------------------
                                       Since Inception/3/
    -----------------------------------------------------------
    Neuberger Berman Real Estate
    Portfolio--Class A                        3.50%
--  Class B                                   3.40%
    Class E                                   3.40%
    -----------------------------------------------------------
- - NAREIT Equity REIT Index/1/              10.27%
    -----------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share class.

/1/The NAREIT Equity REIT Index is an unmanaged index that reflects performance of all publicly traded equity REITs. The Index does not include fees or expenses and is not available for direct investment.

/2/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A, B and E shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio         For the period ended 6/30/04
Managed by OppenheimerFunds, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


The Portfolio participated in the stock market's mild rise during the period, providing gains that were stronger than the majority of the Portfolio's peers, and roughly equivalent to the Portfolio's benchmark, the S&P 500 Index/1/.

Conflicting forces buffeted the market, causing high levels of daily volatility, but little movement for the reporting period as a whole. On the positive side, stocks benefited from continuing improvements in U.S. economic fundamentals and corporate financial results. Most economic indicators showed evidence of gains, with rising levels of corporate capital spending, industrial production and manufacturing activity. Favorable economic conditions led to better-than-expected revenue and earnings growth among a wide range of businesses. Top-line and bottom-line gains contrasted sharply with the relatively weak results that had been posted by most companies during the recent recession.

On the other hand, the positive impact of these developments on the market was muted by geopolitical instability and concerns regarding incipient inflation. As a result, investors tended to avoid more volatile technology stocks in favor traditionally defensive issues in the health care and consumer staples areas, in addition to industrial issues that were particularly well positioned to benefit from the current phase of the economic cycle.

The Portfolio's investment strategy focused on companies that offered strong potential for above-average growth while exhibiting reasonable valuations relative to their future growth prospects. We achieved our best performance in health care with a relatively large exposure to the sector, particularly in the areas of generic drug makers and biotechnology concerns, such as Biogen Idec, Inc. As the period progressed, we also increased the Portfolio's holdings of attractively valued large-cap pharmaceutical companies, which further enhanced performance. Several other sectors contributed positively to returns as well. We overweighted industrials, such as General Electric Co., which we believe should show very attractive earnings growth starting in 2005 as the company has repositioned its portfolio of businesses to emphasize growth. Consumer staples holdings, such as PepsiCo, Inc. and Procter & Gamble Co. benefited from better-than-expected earnings as well.

On the other hand, the Portfolio's performance was somewhat constrained by our emphasis on media stocks, such as Comcast Corp., Viacom, Inc., Time Warner, Inc., and Clear Channel Communications, Inc. We overweighted such holdings to take advantage of attractive valuations and improving business fundamentals. However, the stocks lagged behind the market during the period despite increasing cash flows and declining capital expenditures. Performance also suffered due to our overweighted position in technology stocks, such as Nokia Oyj (ADR), Intel Corp., Cypress Semiconductor Corp., and Cisco Systems, Inc. Such holdings gave up some of the gains they achieved during the prior period as investors shifted assets into traditionally defensive investment areas. We responded by emphasizing high-quality large-cap technology stocks, which generally outperformed their smaller-cap, more speculative, more cyclical counterparts.

With most economic indicators continuing to show evidence of improvement, we are optimistic regarding the overall business environment and its impact on the Portfolio's disciplined, bottom-up investing approach. As of the end of the reporting period, we continue to emphasize industrials, large-cap technology, healthcare and media stocks. We continue to hold significant positions in media stocks, where we believe industry fundamentals remain attractive given the valuations. We remain underweight versus the S&P 500 Index in financials where the environment is not expected to be as favorable going forward.

JANE PUTNAM
Portfolio Manager
OppenheimerFunds, Inc.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                General Electric Co.                    4.57%
                ------------------------------------------------
                Microsoft Corp.                         3.49%
                ------------------------------------------------
                Pfizer, Inc.                            2.68%
                ------------------------------------------------
                Comcast Corp.--Class A                  2.50%
                ------------------------------------------------
                Citigroup, Inc.                         2.28%
                ------------------------------------------------
                Cisco Systems, Inc.                     2.21%
                ------------------------------------------------
                Intel Corp.                             2.19%
                ------------------------------------------------
                Viacom, Inc.--Class B                   2.10%
                ------------------------------------------------
                International Business Machines Corp.   2.05%
                ------------------------------------------------
                Time Warner, Inc.                       2.04%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Non-Cyclical            26.3%
Financials              11.0%
Cyclical                 7.8%
Technology              17.1%
Industrials              7.4%
Energy                   6.3%
Basic Materials          2.3%
Communications          16.1%
Diversified              5.7%




--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Oppenheimer Capital Appreciation Portfolio         For the period ended 6/30/04
Managed by OppenheimerFunds, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


            Oppenheimer Capital Appreciation Portfolio, managed by
                 OppenheimerFunds, Inc., vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                     [CHART]

                                         Oppenheimer Capital
               S&P 500 Index/1/        Appreciation Portfolio
               ----------------        -----------------------
 2/12/01           $10,000                    $10,000
 3/31/01             8,512                      8,740
 6/30/01             9,010                      9,350
 9/30/01             7,687                      7,750
12/31/01             8,509                      8,573
 3/31/02             8,533                      8,314
 6/30/02             7,389                      7,023
 9/30/02             6,113                      6,013
12/31/02             6,628                      6,453
 3/31/03             6,420                      6,263
 6/30/03             7,408                      7,174
 9/30/03             7,605                      7,463
12/31/03             8,531                      8,294
 3/31/04             8,675                      8,354
 6/30/04             8,824                      8,464



    -----------------------------------------------------------------
                                        Average Annual Return/2/
                                     (for the period ended 6/30/04)
    -----------------------------------------------------------------
                                     1 Year 3 Year Since Inception/3/
    -----------------------------------------------------------------
    Oppenheimer Capital Appreciation
--  Portfolio--Class A               18.36%     --      -0.26%
    Class B                          17.99% -3.27%      -4.81%
    -----------------------------------------------------------------
- - S&P 500 Index/1/                 19.10% -0.69%      -3.59%
    -----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A shares is 1/2/02. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 2/12/01.

Holdings are subject to change. The Portfolio's investment strategies and focus can change from time to time. The mention of specific Portfolio holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio           For the period ended 6/30/04
Managed by Pacific Management Company LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Real return bonds were one of the best performing fixed income assets in the first half of 2004 outpacing more volatile like-duration Treasuries in the second quarter. For example, 10-year real yields rose 62 basis points for the quarter and yields on maturity matched nominal bonds rose 78 basis points. This relative outperformance reflects a 16 basis point increase in inflation expectations, or break-even inflation (BEI). Inflation expectations can be measured as the difference in yields between nominal treasuries and Treasury Inflation Protected Securities (TIPS). For the first six months of the year, most of the rise in nominal yields has been due to rising inflation expectations, with BEI 29 basis points higher over that period, ending June at
2.59 percent. On a duration-adjusted basis, 10-year TIPS outperformed maturity matched nominal treasuries by 1.50 percent during the second quarter and approximately 3.51 percent for the first six months. April and June were months of relative underperformance for TIPS relative to nominal treasuries as markets anticipated a more proactive Fed, thereby limiting anticipated increases in inflation. The real yield curve steepened modestly for the six months, with real yields on the shortest maturity TIPS falling 7 basis points, while real yields on the longest maturity TIPS have risen about 5 basis points. This is due mostly to a significant steepening of the real yield curve during the first quarter and was largely reversed during the second quarter.

Rate increases for shorter maturity nominal bonds topped 100 basis points during the second quarter. Continued growth in employment convinced the markets that the Federal Reserve would soon begin a long anticipated tightening cycle. That conviction proved justified at quarter end as the Fed met expectations with a 25 basis point rate hike. The central bank had held the federal funds rate at 1 percent, generating negative real short-term rates, since June of last year.

Signs of rising inflation fueled anxiety that central banks would need to move aggressively. In the U.S., 12-month headline consumer price inflation rose to 3 percent in May, though the core rate remained below 2 percent. Inflation concerns were driven by higher oil prices as well as slower productivity growth. Helping calm the markets were suggestions by the Fed that it would raise rates gradually. Fed Governor Bernanke, in a speech supporting the gradualist approach, noted that higher long-term rates were a sign that much of the financial adjustment to increases in inflation had already occurred.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
The PIMCO Inflation Protected Bond Portfolio outperformed the Lehman Global
Real: U.S. Tips Bond Index/1/ for the first six months of the year and for the second quarter. Below benchmark duration from TIPS was positive for returns during the second quarter, as real interest rates rose sharply. Net short interest rate exposure to nominal bonds was positive for the period as nominal rates rose considerably in the second quarter. Emphasis on longer maturities was positive during the second quarter as the yield curve flattened in anticipation of Fed tightening. Non-U.S. positions were a net positive; Eurozone issues outperformed amid expectations for slower growth and lower inflation in Europe.

MARKET/PORTFOLIO OUTLOOK
GLOBAL ECONOMY TO WALK TIGHTROPE OVER NEXT 3-5 YEARS
The global economy is perched on a tightrope. With the U.S. government and consumers highly leveraged, conditions for instability that could tip the economy toward deflation or inflation will accelerate. While a tilt toward inflation is more likely, momentum swings will supplant more durable trends seen during periods of disinflation (1980-2000) or inflation (1965-1979). U.S. real growth will stabilize near 2 percent with Europe and Japan near that level. Longer-term risks to the global economy include:

  . MORE GOVERNMENT, MORE INFLATION--Historically, as government's share of GDP climbs, inflation rises. Signs of a "bull market for government" in the U.S. include securities industry litigation, Sarbanes-Oxley corporate governance reforms, and higher military spending and Homeland Security measures to fight terrorism. U.S. inflation could rise to 4 percent at cyclical peaks in the economy going forward.

  . IMBALANCES IN TRADE AND FINANCE--Asian central banks finance the U.S. trade deficit because buying Treasuries keeps their currencies cheap and supports growth. Geopolitical shocks could undermine this arrangement. A dispute over North Korea or Taiwan could spark a pullback in Chinese purchases of Treasuries, leading to higher interest rates and a plunge in the dollar.

  . GEOPOLITICAL RISKS--A seemingly endless struggle against terrorism, accompanied by constraints on travel and trade, will threaten American consumer confidence and spending.

With respect to Portfolio strategy, we plan to position the Portfolio for a mildly bullish environment for U.S. TIPS, a bearish environment for U.S.
nominal issues and a steeper yield curve than markets now expect. We plan to target the duration from TIPS modestly above index as Fed tightening could slow real growth prospects for the U.S. economy over the near-term. We intend to emphasize short/intermediate maturities, where yields price in more aggressive Fed tightening than we anticipate. The Portfolio expects to hold modest levels of emerging market bonds since fundamentals continue to improve despite a difficult second quarter. Finally, we plan to diversify interest rate risk with an emphasis on Europe. Our exposure will focus mainly on short maturities, as relatively weak European growth should put less pressure on inflation and rates.

JOHN B. BRYNJOLFSSON
Portfolio Manager
Pacific Investment Management Company LLC

No part of this publication may be reproduced in any form, or referred to in any other publication, without express written permission.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. This publication contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This publication is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Each sector of the bond market entails some risk. Municipals may realize gains & may incur a tax liability from time to time. The guarantee on Treasuries and Government Bonds is limited to the timely repayment of interest and does not eliminate market risk, shares of the funds are not guaranteed. Mortgage-backed securities & Corporate Bonds may be sensitive to interest rates, when they rise the value generally declines and there is no assurance that private guarantors or insurers will meet their obligations. An investment in high yield, lower rated securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-US securities may entail risk due to non-US economic and political developments and may be enhanced when investing in emerging markets. Inflation-indexed bonds issued by the U.S. Government, also known as TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a fund that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.00%, 07/15/12)    18.44%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (2.00%, 01/15/14)    17.72%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.375%, 01/15/07)   17.17%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Bond (3.875%, 04/15/29)   15.50%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.625%, 01/15/08)   10.37%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.875%, 01/15/09)    9.97%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.50%, 01/15/11)     6.58%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (4.25%, 01/15/10)     6.21%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (1.875%, 07/15/13)    3.23%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.15%, 08/18/04)       2.73%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Inflation Protected Bond Portfolio           For the period ended 6/30/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


             PIMCO Inflation Protected Bond Portfolio managed by,
 Pacific Investment Management Company LLC, vs. Lehman Global Real: U.S. TIPS
                                 Bond Index/1/
                           Growth Based on $10,000+

                                    [CHART]


             Lehman Global       PIMCO Inflation
              Real: U.S.         Protected Bond
           TIPS Bond Index/1/      Portfolio
           ------------------    --------------
 5/01/03         $10,000             $10,000
 6/30/03          10,367              10,360
 9/30/03          10,398              10,460
12/31/03          10,568              10,547
 3/31/04          11,111              11,173
 6/30/04          10,766              10,855



--------------------------------------------------------------------------------

    ------------------------------------------------------------------
                                       Average Annual Return/2/
                                       (for the period ended 6/30/04)
    ------------------------------------------------------------------
                                       1 Year    Since Inception/3/
    ------------------------------------------------------------------
    PIMCO Inflation Protected Bond
--  Portfolio--Class A                 4.77%           7.30%
    Class B                            4.46%           7.02%
    ------------------------------------------------------------------
    Lehman Global Real: U.S. TIPS Bond
- - Index/1/                           3.85%           6.52%
    ------------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Lehman Brothers Global Real: U.S. TIPS Index represents an unmanaged market index made up of U.S. Treasury Inflation Linked Index securities. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of Class A and Class B shares is 5/1/03. Index returns are based on an inception date of 4/30/03.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Municipals                                  0.3%
Asset-Backed Securities                     1.4%
Collateralized Mortgage Obligations         1.5%
Foreign Bonds & Debt Securities             1.5%
Corporate Bonds & Debt Securities           4.8%
U.S Treasuries                             90.5%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO PEA Innovation Portfolio                     For the period ended 6/30/04
(Formerly PIMCO Innovation Portfolio)
Managed by PEA Capital LLC
LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MARKET OVERVIEW
The tech sector made little progress during the second quarter of 2004, as it became more apparent that the Federal Reserve would raise rates in the near-term. Particular areas of technology performed well, such as wireless and Internet, while other more cyclical areas, such as semiconductors, proved disappointing.

PORTFOLIO SPECIFICS
Cell phone-related semiconductor stocks were weak in the quarter. OmniVision Technologies, Inc., which produces sensors used in camera phones and digital cameras, saw its stock price decline sharply due to a lowering of its earnings estimate caused by a delay in the adoption of its highest resolution products. SanDisk Corp. also declined on falling prices for flash memory, which is used in cell phones, mp3 players, and as portable storage.

Semiconductor foundry companies United Microelectronics Corp. (ADR) and Taiwan Semiconductor Manufacturing Co, Ltd. (ADR) were weak due to macro concerns raised by an increase in energy prices and the anticipated increase in interest rates by the Federal Reserve, as well as fears of terrorism around the June 30/th/ handover of control to Iraq. These stocks decreased significantly despite increases in earnings expectations.

EMC Corp. and other storage companies also proved to be a drag on performance. These stocks experienced weakness due to a preannouncement of negative results for the June quarter by Emulex Corp. which makes circuit boards that link storage systems up with computers.

Conversely, electronic manufacturing service ("EMS") companies, Celestica, Inc., and Solectron Corp. positively contributed to the Portfolio's performance in the quarter, driven largely by positive results from Celestica, Inc., that illustrated the potential operating leverage of these companies. In general, EMS companies are likely to be among the strongest beneficiaries of a sustained economic pickup, as they have significant operating leverage.

Companies that participate in the liquid crystal display ("LCD") market experienced gains in the quarter. The LCD market is experiencing explosive growth due to demand from its three key end-markets: laptop computers, desktop flat panel displays, and most recently, flat panel TVs.

Communication IC companies Marvell Technology Group, Ltd., and Broadcom Corp. also aided performance during the quarter. Both are experiencing robust demand for networking chips, which is being driven by a conversion to gigabit Ethernet. Meanwhile, Broadcom Corp. has benefited from sales of chips into Tivo, Inc. -like personal video recorders, and Marvell Technology Group, Ltd. has benefited from sales of a revolutionary low-cost solution for small disk drives, including the ones used in the popular iPod. Both have been experiencing healthy increases in earnings expectations.

OUTLOOK
In short, we believe recent tech weakness could present a wonderful opportunity for investors. We anticipate negative news flow reaching a maximum inflection point in the near term and then improving, boosting the stock market in general and the tech sector in particular. As always, we will monitor these factors and the tech sector closely.

DENNIS P. MCKECHNIE
Portfolio Manager
PEA Capital LLC

Opinions and estimates offered constitute the sub-adviser's judgment and are subject to change without notice, as are statements of financial market trends, which are based on current market conditions. There is no guarantee that any opinion, forecast, estimate or objective will be achieved. A list of all recommendations made by the Advisor for the preceding 12 months is available upon request. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as an offer, solicitation or recommendation to purchase or sell any financial instrument. Unless otherwise indicated, all data is as of 6/30/04. This information is intended solely to report on the trading activity of the PIMCO PEA Innovation Portfolio, as well as investment strategies and opportunities identified by PEA Capital LLC. The PIMCO PEA Innovation Portfolio is offered by Met Investors Series Trust. The Portfolio is an investment option in several of the MetLife Investors' variable products. The information has been developed internally and/or obtained from sources which PEA Capital LLC believes to be reliable; however, PEA Capital LLC does not guarantee the accuracy, adequacy or completeness of such information nor do we guarantee the appropriateness of any strategy referred to for any particular investor.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                     Percent of
                 Description                         Net Assets
                 ----------------------------------------------
                 Flextronics International, Ltd.       4.41%
                 ----------------------------------------------
                 National Semiconductor Corp.          3.40%
                 ----------------------------------------------
                 Comverse Technology, Inc.             3.28%
                 ----------------------------------------------
                 SAP AG (ADR)                          3.24%
                 ----------------------------------------------
                 Celestica, Inc.                       3.11%
                 ----------------------------------------------
                 Solectron Corp.                       2.66%
                 ----------------------------------------------
                 Monster Worldwide, Inc.               2.60%
                 ----------------------------------------------
                 Take-Two Interactive Software, Inc.   2.57%
                 ----------------------------------------------
                 Foundry Networks, Inc.                2.39%
                 ----------------------------------------------
                 Juniper Networks, Inc.                2.31%
                 ----------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO PEA Innovation Portfolio                     For the period ended 6/30/04
(Formerly PIMCO Innovation Portfolio)
Managed by PEA Capital LLC
LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  PIMCO PEA Innovation Portfolio, managed by
                     PEA Capital LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                 S&P 500            Pimco PEA Innovation
                 Index/1/               Portfolio
                 -------            --------------------
02/12/2001       $10,000                 $10,000
03/31/2001         8,512                   7,070
06/30/2001         9,010                   7,590
09/30/2001         7,687                   4,210
12/31/2001         8,509                   6,160
03/31/2002         8,533                   5,880
06/30/2002         7,389                   3,850
09/30/2002         6,113                   2,510
12/31/2002         6,628                   3,040
03/31/2003         6,420                   3,070
06/30/2003         7,408                   3,730
09/30/2003         7,605                   4,250
12/31/2003         8,531                   4,790
03/31/2004         8,675                   4,870
06/30/2004         8,824                   4,740




--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Technology        59.3%
Communications    21.6%
Industrials       14.3%
Non-Cyclical       2.2%
Cyclical           2.6%

    ------------------------------------------------------
                             Average Annual Return/2/
                          (for the period ended 6/30/04)
    ------------------------------------------------------
                         1 Year 3 Year  Since Inception/3/
    ------------------------------------------------------
    PIMCO PEA Innovation
    Portfolio--Class A   27.20% -14.38%      -15.27%
--  Class B              27.08% -14.50%      -19.80%
    Class E              27.01%      --       -3.62%
    ------------------------------------------------------
- - S&P 500 Index/1/     19.10%  -0.69%       -3.59%
    ------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                       For the period ended 6/30/04
Managed by Pacific Investment Management Company LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


MAJOR MARKET TRENDS AFFECTING THE PORTFOLIO'S PERFORMANCE
Interest rates rose sharply during the second quarter, causing bonds to give back modest gains from earlier in the year. The Lehman Brothers Aggregate Bond Index/1/, a widely used index for the high-grade bond market, was nearly flat during the first six months of 2004, returning 0.15 percent after a 2.44 percent loss for the second quarter. The yield on the benchmark 10-year Treasury ended the second quarter at 4.59 percent, up 75 basis points from the end of the first quarter.

                                    [CHART]

                           U.S. Treasury Yield Curves

                                               Yield Changes   Yield Changes
        12/31/2003   03/31/2004   06/30/2004     2Q (bps)        YTD (bps)
        ----------   ----------   ----------    ------------   -------------
1 m        0.80        0.95          1.08
3 m        0.93        0.95          1.20          25.1            27.2
6 m        1.02        1.00          1.60
1 Y        1.56        1.39          2.32
2 Y        1.83        1.58          2.69         110.5            85.8
3 Y        2.31        1.94          3.08
4 Y        2.94        2.50          3.54
5 Y        3.25        2.78          3.77          98.9            51.9
6 Y        3.45        2.99          3.93
7 Y        3.65        3.20          4.10
8 Y        3.85        3.42          4.26
9 Y        4.05        3.63          4.42
10 Y       4.25        3.84          4.59          74.6            33.6
11 Y       4.29        3.89          4.62
12 Y       4.33        3.93          4.66
13 Y       4.37        3.98          4.69
14 Y       4.41        4.03          4.73
15 Y       4.46        4.07          4.76
16 Y       4.50        4.12          4.80
17 Y       4.54        4.17          4.83
18 Y       4.58        4.21          4.87
19 Y       4.62        4.26          4.90
20 Y       4.66        4.31          4.94
21 Y       4.70        4.35          4.97
22 Y       4.74        4.40          5.01
23 Y       4.79        4.45          5.04
24 Y       4.83        4.49          5.08
25 Y       4.87        4.54          5.11
26 Y       4.91        4.59          5.15
27 Y       4.95        4.63          5.18
28 Y       4.99        4.68          5.22
29 Y       5.03        4.73          5.25
30 Y       5.08        4.77          5.29          51.6            21.5


SOURCE: Bloomberg Financial Markets

As shown in the graphic above, rate increases for shorter maturities topped 100 basis points during the quarter. Continued growth in employment convinced the markets that the Federal Reserve would soon begin a long anticipated tightening cycle. That conviction proved justified at quarter end as the Fed met expectations with a 25 basis point rate hike. The central bank had held the federal funds rate at 1 percent, generating negative real short-term rates, since June of last year.

Investors that had profited handsomely from borrowing at low short- term rates and investing in higher yielding longer maturity bonds surrendered some of those profits in the second quarter. Concern that borrowing rates would rise led investors to liquidate long positions and unwind this trade, putting downward pressure on bond prices. Substantial leverage remained, however, among banks, hedge funds and other investors, making bond markets vulnerable to aggressive Fed rate increases.

Signs of rising inflation fueled anxiety that central banks would need to move aggressively to combat it. In the U.S., 12-month headline consumer price inflation rose above 3 percent in May, though the core rate remained below 2 percent. Inflation concerns were driven by higher oil prices as well as slower productivity growth. Helping calm the markets were suggestions by the Fed that it would raise rates gradually. Fed Governor Bernanke, in a speech supporting the gradualist approach, noted that higher long-term rates during the quarter were a sign that much of the financial adjustment to increases in inflation had already occurred.

OTHER FACTORS ATTRIBUTED TO THE PORTFOLIO'S POSITIVE/NEGATIVE PERFORMANCE VS. THE BENCHMARK
The PIMCO Total Return Portfolio outperformed the Lehman Brothers Aggregate Bond Index for the first six months of the year and for the quarter ended 6/30/04. Positioning the Portfolio's duration below benchmark was positive for returns during the second quarter as interest rates rose sharply; however, this detracted from the overall period returns, as interest rates declined over the first quarter. Emphasis on short/intermediate maturities for the period was negative as the yield curve flattened in anticipation of Fed tightening. Real return bonds added to returns, as these securities' strong first quarter performance helped them to outperform more volatile Treasury securities for the period. A mortgage emphasis and positive security selection added to returns; mortgages outpaced comparable Treasuries as volatility declined late in the second quarter. Underweighting corporates was slightly negative as this sector outperformed Treasuries modestly on a like-duration basis Municipal bonds helped returns; muni yields rose less than Treasuries as rising rates caused muni issuance to decline. Emerging market bonds detracted from performance; leveraged tactical investors sold Emerging Market bonds as rates rose. Non-U.S. positions, mainly Eurozone issues, added value amid expectations for lower growth and inflation in Europe.

MARKET/PORTFOLIO OUTLOOK
GLOBAL ECONOMY TO WALK TIGHTROPE OVER NEXT 3-5 YEARS
The global economy is perched on a tightrope. With the U.S. government and consumers highly leveraged, conditions for instability that could tip the economy toward deflation or inflation will accelerate. While a tilt toward inflation is more likely, momentum swings will supplant more durable trends seen during periods of disinflation (1980-2000) or inflation (1965-1979). U.S. real growth will stabilize near 2 percent with Europe and Japan near that level. Longer-term risks to the global economy include:

  . MORE GOVERNMENT, MORE INFLATION--Historically, as government's share of
    Gross Domestic Product climbs, inflation rises. Signs of a "bull market for government" in the U.S. include securities industry litigation, Sarbanes-Oxley corporate governance reforms, and higher military spending and Homeland Security measures to fight terrorism. U.S. inflation could rise to 4 percent at cyclical peaks in the economy going forward.

  . POLICY MISTAKES--A leveraged U.S. economy is vulnerable to policy mistakes by a Federal Reserve that is no longer preemptively battling inflation but reacting to economic data.

  . IMBALANCES IN TRADE AND FINANCE--Asian central banks finance the U.S. trade deficit because buying Treasuries keeps their currencies cheap and supports growth. Geopolitical shocks could undermine this arrangement. A dispute over North Korea or Taiwan could spark a pullback in Chinese purchases of Treasuries, leading to higher interest rates and a plunge in the dollar.

  . GEOPOLITICAL RISKS--A seemingly endless struggle against terrorism will threaten American consumer confidence and spending.

With respect to Portfolio strategy, we plan to position the Portfolio in expectation of a mildly bearish environment for U.S. bonds and a steeper yield curve than markets now expect. We intend to target duration near to slightly below index as rates largely price in expected growth and inflation in the near term. Furthermore, the Portfolio will emphasize short/intermediate maturities, where yields price in more aggressive Fed tightening than we anticipate. We plan to underweight mortgages and corporates in the face of full valuations in these core bond sectors. The Portfolio also expects to hold Treasury bonds, which now offer better value after the rate increases of the second quarter. An allocation to Treasury Inflation Protected Securities (TIPS) should help to hedge secular inflation risk but do not plan on adding to positions; this sector is no longer cheap after its recent rally. We plan to maintain modest levels of emerging market bonds in light of the continued improvement in their credit fundamentals. In addition, we intend to diversify interest rate risk with an emphasis on European bonds as relatively weak European growth will put less pressure on inflation and interest rates than in the U.S. Finally, we may emphasize municipal bonds since higher tax revenue and rising rates should support valuations and reduce supply.

WILLIAM H. GROSS
Portfolio Manager
Pacific Investment Management Company LLC

No part of this publication may be reproduced in any form, or referred to in any other publication, without express written permission.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. This publication contains the current opinions of the manager and should not be considered as investment advice or a recommendation of any particular security, strategy or investment product. Such opinions are subject to change without notice. This publication is distributed for informational purposes only. Information contained herein has been obtained from sources believed reliable, but not guaranteed.

Each sector of the bond market entails some risk. Municipals may realize gains & may incur a tax liability from time to time. The guarantee on Treasuries and Government Bonds is to the timely repayment of interest and does not eliminate market risk, shares of the funds are not guaranteed. Mortgage-backed securities & corporate bonds may be sensitive to interest rates, when they rise the value generally declines and there is no assurance that private guarantors or insurers will meet their obligations. An investment in high yield, lower rated securities generally involves greater risk to principal than an investment in higher-rated bonds. Investing in non-US securities may entail risk due to non-US economic and political developments and may be enhanced when investing in emerging markets. Inflation-indexed bonds issued by the U.S. Government, also known as TIPS, are fixed-income securities whose principal value is periodically adjusted according to the rate of inflation. Repayment upon maturity of the original principal as adjusted for inflation is guaranteed by the U.S. Government. Neither the current market value of inflation-indexed bonds nor the value of shares of a fund that invests in inflation-indexed bonds is guaranteed, and either or both may fluctuate.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                              Percent of
        Description                                           Net Assets
        ----------------------------------------------------------------
        U.S. Treasury Note (1.625%, 04/30/05)                   5.27%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.625%, 01/15/08)   4.63%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.50%, TBA)           3.67%
        ----------------------------------------------------------------
        U.S. Treasury Note (1.25%, 05/31/05)                    3.55%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.00%, TBA)           3.46%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (5.00%, TBA)           3.16%
        ----------------------------------------------------------------
        U.S. Treasury Inflation Index Note (3.375%, 01/15/07)   1.56%
        ----------------------------------------------------------------
        Federal National Mortgage Assoc. (1.88%, 08/25/43)      1.49%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (5.00%, 06/15/18)      1.35%
        ----------------------------------------------------------------
        Federal Home Loan Mortgage Corp. (6.00%, 10/01/22)      1.26%
        ----------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PIMCO Total Return Portfolio                       For the period ended 6/30/04
Managed by Pacific Investment Management Company, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                    PIMCO Total Return Portfolio managed by
 Pacific Investment Management Company LLC, vs. Lehman Brothers Aggregate Bond
                                   Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                    Lehman Brothers               PIMCO Total
                 Aggregate Bond Index/1/       Return Portfolio
                 -----------------------       ----------------
02/12/2001             $10,000                     $10,000
03/31/2001              10,137                      10,100
06/30/2001              10,194                      10,110
09/30/2001              10,664                      10,640
12/31/2001              10,669                      10,669
03/31/2002              10,680                      10,669
06/30/2002              11,075                      11,041
09/30/2002              11,583                      11,444
12/31/2002              11,765                      11,661
03/31/2003              11,929                      11,837
06/30/2003              12,227                      12,117
09/30/2003              12,210                      12,158
12/31/2003              12,249                      12,191
03/31/2004              12,573                      12,486
06/30/2004              12,267                      12,232







--------------------------------------------------------------------------------
PORTFOLIO COMPOSITION (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Asset Backed Securities                      0.2%
Collateralized Mortgage Obligations          7.4%
Corporate Bonds & Debt Securities            8.9%
Foreign Bonds & Debt Securities              2.4%
Foreign Government                           2.5%
Municipals                                   5.1%
U.S. Agencies                               46.0%
U.S. Treasuries                             27.5%

    ---------------------------------------------------------------
                                      Average Annual Return/2/
                                   (for the period ended 6/30/04)
    ---------------------------------------------------------------
                                   1 Year 3 Year Since Inception/3/
    ---------------------------------------------------------------
    PIMCO Total Return
    Portfolio--Class A             1.14%  6.77%        6.73%
--  Class B                        0.96%  6.54%        6.13%
    Class E                        1.05%     --        4.61%
    ---------------------------------------------------------------
    Lehman Brothers Aggregate Bond
- - Index/1/                       0.33%  6.36%        6.16%
    ---------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Lehman Brothers Aggregate Bond Index is a broad measure of the taxable bonds in the U.S. market, with maturities of at least one year. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio         For the period ended 6/30/04
Managed by Putnam Investment Management, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE
For the six month period ended June 30, 2004, the Met/Putnam Capital Opportunities Portfolio slightly outpaced the Russell 2500 Index/1/, while lagging the Russell 2000 Index/2/. Steady gains early in the year, followed by a furious rally in the final week of the first quarter, overcame a devastating terrorist attack in Spain in mid-March, leaving most U.S. indices in positive territory for the first quarter. U.S. equities moved higher in the second quarter, lifted by signs of robust economic expansion. However, rising interest rates, soaring oil prices, and a series of destabilizing events in Iraq continued to keep markets in check for much of the second quarter.

An overweight to machinery names (Briggs & Stratton Corp.) and good stock selection in engineering & construction (Eagle Materials, Inc.) made the capital goods sector the Portfolio's largest relative contributor. Shares of Briggs & Stratton Corp. were supported in the second quarter by investor enthusiasm for the company's announced acquisition of Simplicity Manufacturing Co. Inc., which allows Briggs & Stratton Corp. to further leverage their strong brand name. The acquisition is expected to be accretive to earnings beginning in fiscal 2005. Eagle Materials, Inc., benefited from strong demand and favorable weather conditions during the period.

The energy sector also contributed positively to relative outperformance due to an overweight to the strong oil & gas area. Shares of both Denbury Resource, Inc. and Cabot Oil & Gas Corp. were up primarily due to increased commodity prices, which will help each company's bottom-line.

Adept stock selection in software (Hyperion Solutions Corp., Amdocs Ltd.) and communications equipment (Coinstar, Inc.) helped relative performance in the technology sector. Both Hyperion Solutions and Amdocs benefited early in the period amid strong quarterly earnings and improving fundamentals in the technology sector. Shares of Coinstar appreciated during the quarter due to investor enthusiasm surrounding the company's acquisition of American Coin Merchandising.

The transportation sector was the Portfolio's largest relative detractor. Returns were constrained by our position in Mesa Air Group, Inc. (airlines). Mesa Air Group, Inc has continued to decline following the company's failed hostile attempt to acquire Atlantic Coast Airlines Holdings, Inc.

Unrewarded stock selection in health-care services (Health Net, Inc.) and pharmaceuticals (King Pharmaceuticals, Inc.) offset the relative strength in medical technology (C.R. Bard, Inc., INAMED Corp.). Shares of Health Net, Inc. fell in the first quarter after the company lowered its first-quarter earnings outlook, and again during the second quarter amid continued price competition across the managed care industry. King Pharmaceuticals, Inc. was hurt by disappointing first-quarter earnings and by the withdrawal of full-year guidance due to inventory control issues.

Our position in Primus Telecommunications Group, Inc., (telecommunications) hampered relative performance in the communication services sector. Shares of Primus Telecommunications Group, Inc. were down approximately 50% over the first half of the year--our position hurt relative performance.

OUTLOOK: U.S. EQUITY MARKETS
Benign equilibrium has resulted in a meandering market that has delivered no prominent pockets of weakness, yet no real progress either. This may reflect an odd best-case scenario for stocks in 2004. As the Fed fights against inflation on the one hand, and deflation on the other, success may well imply that stock market losses (and significant gains) are averted for the year. Should the Fed lose the battle on either front, though, the consequences would probably be distinctly negative for equities.

Historically, the stock market has tended to move sideways during the first six months of an election year. The record also suggests that stocks respond better to continuity than to a change in administration. With the presidential race currently so close, the ebbs and flows of election polls could well affect markets over the next several months. We continue to believe that the market's focus will turn from companies benefiting from liquidity to those demonstrating earnings quality.

PORTFOLIO STRATEGY
The Met/Putnam Capital Opportunities Portfolio management team takes a bottom-up approach, seeking to identify the most attractive investment opportunities based on valuation while considering overall portfolio construction. We continue to manage the fund with a 12- to 18-month time horizon, and have positioned it for a gradual economic recovery.

During the period, the Portfolio's largest purchases were: United Online Corp. (technology services), Citrix Systems, Inc. (software), and VeriSign, Inc. (technology services). Our largest sells during the period were: Briggs & Stratton Corp. (machinery), Hyperion Solutions Corp. (software), and Brunswick Corp. (leisure products).

TEAM MANAGED
Putnam Investment Management, LLC

The views expressed are exclusively those of Putnam Investment Management, LLC as of June 30, 2004. There can be no assurance or guarantee that their expectations for future capital markets developments will be realized.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                 Percent of
                    Description                  Net Assets
                    ---------------------------------------
                    SUPERVALU, Inc.                2.79%
                    ---------------------------------------
                    C.R. Bard, Inc.                2.19%
                    ---------------------------------------
                    United Online, Inc.            2.06%
                    ---------------------------------------
                    BMC Software, Inc.             1.94%
                    ---------------------------------------
                    Autoliv, Inc.                  1.80%
                    ---------------------------------------
                    RenaissanceRe Holdings, Ltd.   1.78%
                    ---------------------------------------
                    Ryland Group, Inc.             1.74%
                    ---------------------------------------
                    Rent-A-Center, Inc.            1.70%
                    ---------------------------------------
                    Michaels Stores, Inc.          1.69%
                    ---------------------------------------
                    VeriSign, Inc.                 1.68%
                    ---------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Capital Opportunities Portfolio         For the period ended 6/30/04
Managed by Putnam Investment Management, LLC
LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                 Met/Putnam Capital Opportunities, managed by
         Putnam Investment Management, LLC, vs. Russell 2000 Index/2/
                           Growth Based on $10,000+

                                    [CHART]


              Russell 2000      Met/Putnam Capital
                Index/1/      Opportunities Portfolio
              ------------    -----------------------
 05/01/1996     $10,000               $10,000
 06/30/1996       9,978                 9,977
 09/30/1996      10,012                10,149
 12/31/1996      10,533                10,859
 03/31/1997       9,988                10,083
 06/30/1997      11,607                11,623
 09/30/1997      13,334                13,363
 12/31/1997      12,888                13,128
 03/31/1998      14,184                14,730
 06/30/1998      13,523                13,746
 09/30/1998      10,798                10,791
 12/31/1998      12,559                12,419
 03/31/1999      11,877                11,828
 06/30/1999      13,724                13,165
 09/30/1999      12,857                13,285
 12/31/1999      15,229                17,953
 03/31/2000      16,307                19,471
 06/30/2000      15,691                18,097
 09/30/2000      15,865                18,484
 12/31/2000      14,769                16,058
 03/31/2001      13,809                13,599
 06/30/2001      15,781                15,845
 09/30/2001      12,500                12,201
 12/31/2001      15,135                14,706
 03/31/2002      15,739                15,232
 06/30/2002      14,424                13,654
 09/30/2002      11,338                11,112
 12/31/2002      12,035                11,612
 03/31/2003      11,495                10,559
 06/30/2003      14,187                12,652
 09/30/2003      15,473                13,329
 12/31/2003      17,722                14,947
 03/31/2004      18,831                15,587
 06/30/2004      18,919                15,826




--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Basic Materials     2.4%
Communications      6.1%
Cyclical           15.2%
Diversified         0.4%
Energy              7.1%
Financial          19.5%
Industrials        13.3%
Non-Cyclical       18.4%
Technology         15.3%
Utilities           2.3%

    -------------------------------------------------------------
                                 Average Annual Return/3/
                              (for the period ended 6/30/04)
    -------------------------------------------------------------
                          1 Year 3 Year 5 Year Since Inception/4/
    -------------------------------------------------------------
    Met/Putnam Capital
    Opportunities
--  Portfolio--Class A    25.07% -0.05% 3.75%        5.78%
    Class B               24.80% -0.27%    --        5.33%
    -------------------------------------------------------------
- - Russell 2000 Index/2/ 33.36%  6.23% 6.63%        8.11%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The Russell 2500 Index offers investors access to the small to mid-cap segment of the U.S. equity universe, commonly referred to as "mid" cap. The Russell 2500 is constructed to provide a comprehensive and unbiased barometer for the small to mid-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small to mid-cap opportunity set. The Russell 2500 includes the smallest 2500 securities in the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $1.83 billion; the median market capitalization was approximately $.62 billion. The Index had a market capitalization range of approximately $4.73 billion to $0.07 billion. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $900 million; the median market capitalization was approximately $511 million. The Index had a market capitalization range of approximately $1.9 billion to $117 million. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/96. Inception of the Class B shares is 4/3/01. Index returns are based on an inception date of 5/1/96.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio                      For the period ended 6/30/04
Managed by Putnam Investment Management, LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE
The Met/Putnam Research Fund portfolio posted positive absolute returns but lagged its benchmark in the semi-annual period ended June 30, 2004. Steady gains early in the year, followed by a furious rally in the final week of the first quarter, overcame a devastating terrorist attack in Spain in mid-March, leaving most U.S. indices in positive territory for the first quarter. U.S. equities moved higher in the second quarter, lifted by signs of robust economic expansion. However, rising interest rates, soaring oil prices, and a series of destabilizing events in Iraq continued to keep markets in check for much of the second quarter.

Strong stock selection in the telecommunications service sector was the most significant contributor to relative performance. Owning Verizon Communications, Inc., and avoiding other Regional Bell Operating Companies added most to relative performance. Verizon Communications, Inc. reported strong results based on cost cutting and above-forecast wireless subscriber growth. Regional Bells continue to face increased competition and capital expenditure requirements.

The Portfolio's position in industrials, one of the strongest performing sectors of the S&P 500 Index/1/, was also positive. Tyco International Ltd. was a leading contributor, as Chairman Ed Breen has taken significant steps to repair the company's tarnished reputation and has boosted investor confidence by continuing to generate strong cash flow, reduce debt, and divest low-margin businesses. Manufacturer Illinois Tool Works and aerospace giant Boeing Co. also performed well. Union Pacific Corp. was the weakest stock in the sector, lagging due to crew shortages, cold weather, rising fuel costs, and the loss of a court appeal.

Utilities, the smallest sector weight at 2.9%, was also a strong contributor. Overweighting Edison International, which emerged successfully from the 2000 deregulation power crisis in California, added most to returns.

Consumer stocks were the largest detractors from relative performance during the period. Increasing oil prices, which moved from $32 at the beginning of the year to $42 by June, had a negative impact on consumer spending. Interest rates moved significantly higher, pressuring companies who have been beneficiaries of low mortgage rates and numerous refinance waves over the past several years. Lowes CO., Inc., and Bed Bath &Beyond, Inc., (home furnishing companies) were hurt by profit taking. Retailers Kohl's Corp. and Family Dollar Stores, Inc. weakened on lower-than-expected sales results. AutoZone, Inc., the do-it-yourself auto parts store, had a choppy first six months, but by June shares had outpaced the market for the period. However, at period end, AutoZone, Inc. announced disappointing sales figures and shares declined, making our overweight position a drag on performance.

Health care was the second-largest detractor from relative performance. Specialty pharmaceutical company Forest Laboratories, Inc. was the leading detractor for the first six months of 2004. After outpacing the market through most of the period, Forest Laboratories, Inc., shares fell 10% late in June over unfavorable news alleging a lack of disclosure during pediatric clinical trials for Forest Laboratories, Inc., older antidepressant drug Celexa. Concerns that New York Attorney General Eliot Spitzer is investigating this "off label" use weighed on the stock. There is also concern that the overall market for antidepressant drugs is slowing while competition increases. Wyeth, Pfizer, Inc., and Abbott Laboratories, all of which had a negative impact on performance in the first six months impacted by continued concerns related to the Wyeth's diet drug settlement and election year rhetoric regarding drug reimportation, price controls and proposed Medicare changes. However, not holding Bristol-Myers Squibb Co. and Johnson & Johnson, Inc. offset a portion of the weakness.

The information technology sector also detracted from relative returns. The semiconductor industry was the weakest in the sector. The combination of overweighting Intel Corp. and Fairchild Semiconductor Corp. and underweighting Motorola, Inc., detracted from relative performance. Software was also a detractor, as VERITAS Software Corp. and Siebel Systems, Inc., were hurt by a change in buying patterns by corporate customers toward incremental purchases instead of large-deal end-of-quarter purchases. Hewlett-Packard was also weak, as investors remained skeptical that the company would be able achieve its stated annual growth target.

OUTLOOK: U.S. EQUITY MARKETS
Benign equilibrium has resulted in a meandering market that has delivered no prominent pockets of weakness, yet no real progress either. This may reflect an odd best-case scenario for stocks in 2004. As the Fed fights against inflation on the one hand, and deflation on the other, success may well imply that stock market losses (and significant gains) are averted for the year. Should the Fed lose the battle on either front, though, the consequences would probably be distinctly negative for equities.

Historically, the stock market has tended to move sideways during the first six months of an election year. The record also suggests that stocks respond better to continuity than to a change in administration. With the presidential race currently so close, the ebbs and flows of election polls could well affect markets over the next several months. We continue to believe that the market's focus will turn from companies benefiting from liquidity to those demonstrating earnings quality.

PORTFOLIO STRATEGY
The Met/Putnam Research Portfolio, as always, concentrates on stock selection, maintaining a neutral sector weighting. The Portfolio is currently positioned for continued economic improvement, which we expect will lead to additional corporate profitability and rising household income. Our bottom-up fundamental process has led us to overweight consumer, diversified and retail cyclical, chemical, and software companies.

Recent portfolio additions include EMC Corp. in the technology sector, Ingersoll-Rand in industrials, and Toyota Motor in consumer stocks. Our reductions include selling insurance company American International Group, Inc., Motorola, Inc. in technology, and Express Scripts, Inc. within health care.

PUTNAM GLOBAL EQUITY RESEARCH COMMITTEE
Putnam Investment Management, LLC

The views expressed are exclusively those of Putnam Investment Management, LLC as of June 30, 2004. There can be no assurance or guarantee that their expectations for future capital markets developments will be realized.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                              Percent of
                        Description           Net Assets
                        --------------------------------
                        Pfizer, Inc.            3.91%
                        --------------------------------
                        Microsoft Corp.         3.81%
                        --------------------------------
                        Citigroup, Inc.         3.81%
                        --------------------------------
                        General Electric Co.    3.29%
                        --------------------------------
                        Lowes Co., Inc.         2.33%
                        --------------------------------
                        Fifth Third Bancorp     2.29%
                        --------------------------------
                        Wal-Mart Stores, Inc.   2.26%
                        --------------------------------
                        Intel Corp.             2.23%
                        --------------------------------
                        Cisco Systems, Inc.     2.09%
                        --------------------------------
                        Coca-Cola Co.           1.96%
                        --------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Met/Putnam Research Portfolio                      For the period ended 6/30/04
Managed by Putnam Investment Management, LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                   Met/Putnam Research Portfolio, managed by
            Putnam Investment Management, LLC, vs. S&P 500 Index/1/
                           Growth Based on $10,000+

                                    [CHART]

                                   Met/Putnam Research
                S&P 500 Index/1/        Portfolio
                ----------------   -------------------
 02/12/2001         $10,000              $10,000
 03/31/2001           8,512                8,350
 06/30/2001           9,010                9,000
 09/30/2001           7,687                7,229
 12/31/2001           8,509                8,166
 03/31/2002           8,533                8,106
 06/30/2002           7,389                6,991
 09/30/2002           6,113                5,896
 12/31/2002           6,628                6,467
 03/31/2003           6,420                6,134
 06/30/2003           7,408                7,093
 09/30/2003           7,605                7,265
 12/31/2003           8,531                8,041
 03/31/2004           8,675                8,112
 06/30/2004           8,824                8,122




--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Basic Materials     4.2%
Communications     10.0%
Cyclical           13.2%
Diversified         3.6%
Energy              9.2%
Financials         20.3%
Industrials         5.3%
Non-Cyclical       19.1%
Technology         12.7%
Utilities           2.4%


    ----------------------------------------------------
                           Average Annual Return/2/
                        (for the period ended 6/30/04)
    ----------------------------------------------------
                        1 Year 3 Year Since Inception/3/
    ----------------------------------------------------
    Met/Putnam Research
--  Portfolio--Class A  14.76%     --       2.66%
    Class B             14.51% -3.36%      -5.96%
    ----------------------------------------------------
- - S&P 500 Index/1/    19.10% -0.69%      -3.59%
    ----------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the Class A shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/3/Inception of the Class A shares is 10/16/01. Inception of the Class B shares is 2/12/01. Index returns are based on an inception date of 1/31/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio             For the period ended 6/30/04
Managed by Third Avenue Management LLC

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


During the first six months of 2004, the Third Avenue Small Cap Value Portfolio
- Class A Shares ("the Portfolio") appreciated by 11.96%, compared to increases of 3.44%, 6.76% and 7.83%, for the S&P 500 Index/1/, the Russell 2000 Index/2/ and the Russell 2000 Value Index/3/, respectively. The strong performance during the first half of 2004 was driven by meaningful appreciation from several consumer-related holdings, including Kmart Holding Corp. (acquired during 2004 and up 142% from our cost) and JAKKS Pacific, Inc. (up 58%). Other investments that contributed significantly to the impressive overall performance of the Portfolio include Ichiyoshi Securities Co., Ltd. (up 79%), Cavco Industries, Inc. (up 65%), and CommScope, Inc. (up 31%).

During the six-month period we acquired 18 new positions and eliminated 7 positions, increasing the number of holdings in the Portfolio to 79. The primary focus for new ideas in 2004 has been Oil and Gas Exploration and Production (E&P) companies, including Equity Oil, St. Mary Land & Exploration Co., and Whiting Petroleum Corp. Owing to recent favorable commodity prices; E&P companies have been generating very strong cash flow, enabling them to reduce their leverage while still growing reserves. As a result, these companies currently have strong financial positions based on only modest debt levels and the presence of high quality assets in the form of proven reserves of oil and gas. The companies also have management teams with impressive track records for growing reserves through several commodity cycles. Furthermore, the shares of these companies are attractively valued at discounts to net asset value, based on recent industry transaction multiples, and only modest multiples of earnings and book value. These valuations attribute little value to the company's future growth prospects and appear to discount a much lower, future commodity price environment.

One might reasonably ask whether Portfolio management needs to predict commodity prices in order to invest in this sector. We can't, and we don't try. However, even in the absence of a crystal ball, we believe the odds remain stacked in our favor. Though E&P company results are inextricably tied to oil and gas prices, the great weight of probability would seem to suggest that over the next three to five years, oil and gas prices can stay in a reasonable enough range, on average (e.g., crude oil between $28 to $45, and natural gas between $4 to $6), to enable E&P companies to continue to make a nice living, improve their balance sheets, and grow their reserves on a per share basis. Several observations support this reasoning. First, oil prices may not be all that high, when considered on an inflation-adjusted basis, compared to what they were in the late 1970's/early 1980's. Furthermore, supply may not be as assured or as secure as many assume. Some significant sources of supply have already peaked in terms of production and/or are depleted. Technology used in the industry (e.g., 3-D Seismic, horizontal drilling, subsea production) seems to have accelerated decline rates, and recent terrorist attacks on Mid East energy-related facilities only highlight the precarious reserve/supply situation. Meanwhile, longer-term demand, worldwide, seems likely to continue to grow at an above-average rate, considering the fact that China's oil use has doubled in the last seven years, and that consumption by growing countries like India may very well follow a similar path. These observations seem to support our favorable outlook for the E&P companies, and the Portfolio's odds of investment success in this area may be enhanced by a rising tide of mergers and acquisitions that has washed over the industry in recent months.

Resource conversions involving two of the investments in the Portfolio led to the elimination of those positions in the first half of 2004. Butler Manufacturing Co. was acquired in an all-cash acquisition for $22.50 per share. Fund management opposed the transaction and encouraged Butler Manufacturing Co. management to delay the shareholder meeting and vote in order to consider an offer from another company that submitted what appeared to be a superior acquisition proposal (albeit late in the process). Fund management believes that the company's board of directors agreed to sell the company for less than its full value. In this regard, the Portfolio dissented from the merger and has taken steps to demand an appraisal of its shares in accordance with Delaware statutory procedures. In another resource conversion, the Portfolio's position in Maxwell Shoe Co., Inc.,--Class A was eliminated in response to a tender offer by Jones Apparel Group, Inc.

We eliminated our position in Circuit City Stores, Inc., after significant appreciation, due to a deteriorating financial position. The Portfolio's investment in CyberOptics Corp. was eliminated, following a significant increase in its share price, as part of a program to reduce exposure to high-tech companies. We eliminated our position in SWS Group, Inc. as we believed that the shares were grossly overvalued, particularly following the spin-off of its money management operations, which resulted, in our view, in less clarity about the long-term earning power of the Company. We sold our Modtech Holdings, Inc. common stock after making the determination that the business was permanently impaired, following two quarters of operating losses and the resultant violations of debt covenants.

Looking forward, we remain pleased with the overall quality of names in the Portfolio. We will continue to strive to find securities of companies that we believe to be "Safe and Cheap," based on their financial strength, reasonable management teams, readily available financial information and disclosure, and pricing below their private market values.

CURTIS JENSEN
IAN LAPEY
Portfolio Managers
Third Avenue Management LLC

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                      Percent of
               Description                            Net Assets
               -------------------------------------------------
               LNR Property Corp.                       2.35%
               -------------------------------------------------
               JAKKS Pacific, Inc.                      2.34%
               -------------------------------------------------
               CommScope, Inc.                          2.27%
               -------------------------------------------------
               Forest City Enterprises, Inc.--Class A   2.21%
               -------------------------------------------------
               Trammell Crow Co.                        2.06%
               -------------------------------------------------
               Alexander & Baldwin, Inc.                2.05%
               -------------------------------------------------
               St. Joe Co. (The)                        2.02%
               -------------------------------------------------
               St. Mary Land & Exploration Co.          1.90%
               -------------------------------------------------
               Agrium, Inc.                             1.83%
               -------------------------------------------------
               Catellus Development Corp.               1.76%
               -------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Financial                 31.9%
Industrial                20.8%
Cyclical                  14.2%
Energy                    10.2%
Non-Cyclical               5.1%
Basic Materials            6.9%
Communications             0.8%
Technology                 8.2%
Diversified                1.9%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Third Avenue Small Cap Value Portfolio             For the period ended 6/30/04
Managed by Third Avenue Management LLC

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              Third Avenue Small Cap Value Portfolio, managed by
         Third Avenue Management LLC, vs. Russell 2000 Value Index/3/
                           Growth Based on $10,000+

                                    [CHART]

               Russell 2000           Third Avenue Small
               Value Index/3/         Cap Value Portfolio
               --------------         -------------------
05/01/2002       $10,000                    $10,000
06/30/2002         9,455                      9,240
09/30/2002         7,442                      7,380
12/31/2002         7,808                      8,322
03/31/2003         7,412                      8,040
06/30/2003         9,096                      9,506
09/30/2003         9,799                     10,490
12/31/2003        11,403                     11,777
03/31/2004        12,192                     12,690
06/30/2004        12,295                     13,186



    ------------------------------------------------------------
                                 Average Annual Return/4/
                                 (for the period ended 6/30/04)
    ------------------------------------------------------------
                                 1 Year    Since Inception/5/
    ------------------------------------------------------------
    Third Avenue Small Cap Value
--  Portfolio--Class A           38.71%         13.59%
    Class B                      38.37%         13.40%
    ------------------------------------------------------------
- - Russell 2000 Value Index/3/  35.17%          9.98%
    ------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share class.

/1/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell 2000 Index is an unmanaged index and measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. As of the latest reconstitution, the average market capitalization was approximately $900 million; the median market capitalization was approximately $511 million. The Index had a market capitalization range of approximately $1.9 billion to $117 million. The Index does not include fees or expenses and is not available for direct investment.

/3/The Russell 2000 Value Index is an unmanaged index and measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. The Index does not include fees or expenses and is not available for direct investment. The Index does not include fees or expenses and is not available for direct investment.

/4/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/5/Inception of the Class A and Class B shares is 5/1/02. Index returns are based on an inception date of 5/1/02.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio             For the period ended 6/30/04
Managed by T. Rowe Price Associates, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


PERFORMANCE
The Portfolio registered a strong gain in the first half, outpacing the S&P MidCap 400 Index/1 /and the Russell Midcap Growth Index/2/, which returned 6.08% and 5.94% respectively. Relative to the S&P MidCap 400 Index, information technology, industrials and business services, and telecommunications contributed positively, while the consumer discretionary and materials sectors weighed on performance.

MARKET ENVIRONMENT
U.S. stocks extended last year's rally in the first half of 2004, although gains were more modest. Most indexes closed below their highest levels of the year as positive investor sentiment was tempered by concerns about inflation, high oil prices, and rising interest rates. Mid-caps strongly outperformed their larger peers, and value stocks surpassed growth.

PORTFOLIO REVIEW
Information technology was the best relative performer, although a more modest absolute gainer for the fund. Technology was the only sector to post a negative return in the benchmark. Strength among our communications equipment and software holdings aided relative performance. In communications equipment, Research In Motion Ltd., the maker of the popular Blackberry handheld device, gained over 104% and was our second-largest absolute contributor. The company is in the early stages of market penetration with a premier product. The software and services Research In Motion Ltd., provides for the Blackberry are the key drivers to the business model, as opposed to the device itself. Additionally, Harris Corp., a communications equipment company serving both the commercial and government markets, was among the top 10 absolute contributors. Within software, VeriSign, Inc., Adobe Systems, Inc. and McAfee, Inc., were strong gainers on the expectation of the recovery of IT spending.

Continued economic strength benefited industrials and business services holdings, and the sector was a strong relative and absolute contributor. The commercial services industry comprised two of our top 10 absolute contributors as Choicepoint, Inc., and employment services provider Robert Half International, Inc., rebounded after first-quarter weakness. Choicepoint, Inc., an identification services and fraud prevention company, is benefiting from strength in each of its business units--insurance, business and government, and in marketing services. Demand for finance and accounting staffing--a core business at Robert Half International, Inc., has increased due to stricter regulations. Additionally, our education holdings performed well in the period, anchored by Apollo Group, Inc.--Class A.

The energy sector was the second-best performer in the index for the quarter, behind consumer staples. Strong commodity prices continue to benefit the sector and drilling activity is increasing. Our continued overweight in the sector and good stock selection bolstered relative performance. Oil and gas producers EOG Resources, Inc., and Western Gas Resources, Inc., were strong gainers, in addition to equipment and services stocks BJ Services Co., and Smith International, Inc.

Media stocks hampered relative performance in the consumer discretionary sector, as a slower-than-expected recovery in radio advertising spending hurt holdings Citadel Broadcasting Corp, Cox Radio, Inc.--Class A, and Cablevision Systems New York Group--Class A. Additionally, retail stocks were weak over concerns about consumer spending in a rising interest rate environment. Discount retailers were among the worst hit, including Family Dollar Stores, Inc.

The materials sector was a relative detractor due to our metals and mining holdings, despite the solid performance of Nucor Corp. and Potash Corp. of Saskatachewan, Inc., Newmont Mining Corp. and International Steel Group, Inc. were especially weak.

OUTLOOK
Despite some risks, the economy and corporate profits appear strong, providing a moderately positive backdrop for stocks. We continue to see opportunities in the marketplace and believe the Portfolio is well-positioned for the current environment.

TEAM MANAGED

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                Percent of
                      Description               Net Assets
                      ------------------------------------
                      Omnicare, Inc.              1.82%
                      ------------------------------------
                      ChoicePoint, Inc.           1.58%
                      ------------------------------------
                      BJ Services Co.             1.46%
                      ------------------------------------
                      Medimmune, Inc.             1.32%
                      ------------------------------------
                      Smith International, Inc.   1.30%
                      ------------------------------------
                      DST Systems, Inc.           1.22%
                      ------------------------------------
                      Western Wireless Corp.      1.21%
                      ------------------------------------
                      Rockwell Collins, Inc.      1.19%
                      ------------------------------------
                      Manpower, Inc.              1.16%
                      ------------------------------------
                      Harris Corp.                1.16%
                      ------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]

Non-Cyclical               32.9%
Technology                 13.0%
Communications             12.9%
Cyclical                   12.1%
Industrials                 9.1%
Energy                      8.4%
Financials                  8.3%
Basic Materials             3.3%


--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
T. Rowe Price Mid-Cap Growth Portfolio             For the period ended 6/30/04
Managed by T. Rowe Price Associates, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


              T. Rowe Price Mid-Cap Growth Portfolio, managed by
      T. Rowe Price Associates, Inc., vs. Russell Midcap Growth Index/2/
                           Growth Based on $10,000+

                                    [CHART]

                       Russell Midcap               T. Rowe Price Mid-Cap
                        Growth Index/2/               Growth Portfolio
                        ---------------               ----------------
 2/12/2001                  $10,000                       $10,000
 3/31/2001                    7,729                         7,950
 6/30/2001                    8,980                         9,500
 9/30/2001                    6,483                         6,570
12/31/2001                    8,238                         8,340
 3/31/2002                    8,092                         7,701
 6/30/2002                    6,614                         5,340
 9/30/2002                    5,478                         4,350
12/31/2002                    5,981                         4,668
 3/31/2003                    5,979                         4,577
 6/30/2003                    7,101                         5,463
 9/30/2003                    7,609                         5,684
12/31/2003                    8,535                         6,378
 3/31/2004                    8,947                         6,589
 6/30/2004                    9,041                         6,851


    ----------------------------------------------------------------
                                       Average Annual Return/3/
                                    (for the period ended 6/30/04)
    ----------------------------------------------------------------
                                   1 Year 3 Year  Since Inception/4/
    ----------------------------------------------------------------
    T. Rowe Price Mid-Cap Growth
    Portfolio--Class A             26.01% -10.05%      -10.29%
--  Class B                        25.41% -10.33%      -10.58%
    Class E                        25.74%      --       -2.79%
    ----------------------------------------------------------------
- - Russell Midcap Growth Index/2/ 27.32%   0.23%       -2.94%
    ----------------------------------------------------------------

+The chart reflects the performance of Class B shares of the portfolio. The performance of Class B shares will differ from that of the other Classes because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The S&P MidCap 400 Index consists of 400 domestic stocks of midsize companies (market cap range of $4 billion to $1 billion) in the U.S. market. The Index does not include fees or expenses and is not available for direct investment.

/2/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/3/"Average Annual Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A shares is 5/1/01. Inception of the Class B shares is 2/12/01. Inception of the Class E shares is 10/31/01. Index returns are based on an inception date of 2/12/01.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Turner Mid-Cap Growth Portfolio                    For the period ended 6/30/04
Managed by Turner Investment Partners, Inc.

LETTER TO POLICYHOLDERS

--------------------------------------------------------------------------------


Turner Investment Partners began managing the Turner Mid-Cap Growth Portfolio on May 3, 2004. Since that time the Portfolio has returned a positive 4.10% vs. the 3.99 % gain posted by the Russell Midcap Growth Index/1/.

The Portfolio benefited from a modestly rising stock market, which was caught in a tug of war between the bulls and bears throughout the quarter. Bullish pundits point to an improving economy, stronger-than-expected corporate earnings, increased capital spending, strong demand for commodities and industrial products worldwide, and the historically positive catalyst of a presidential election year as reasons for the stock market to rise going forward. Bearish observers make the case that oil prices of about $40 a barrel, higher interest rates, above-average valuations, and the specter of new terrorist attacks and continued turmoil in Iraq bode ill for the stock market. On balance, the bulls won out in the quarter, with cyclical stocks in general and stocks in the energy and autos/transportation sectors in particular performing best. Conversely, utilities/communication, financial-services, consumer-discretionary/services, and technology stocks--which constitute the majority of the stock market's total capitalization--recorded losses or subpar gains.

The majority of positive performance for the period can be attributed to holdings in the technology, producer durables, utilities and healthcare sectors. In the technology sector, positive performance came from Broadcom Corp.--Class A in the semiconductor industry and from Akamai Technologies, Inc., in the internet software/services industry. In the producer durables sector, Lam Research Corp. added to performance in the electronic production equipment industry. The utilities sector contributed positive performance from holdings in the telecommunications equipment industry and the wireless telecommunications industry. The healthcare sector also had a positive impact on the Portfolio. In fact, the top performing individual stock overall for the time period was Gen-Probe, Inc., a biotechnology stock. Gen-Probe, Inc., is a global leader in the development, manufacture and marketing of rapid, accurate and cost-effective nucleic acid testing (NAT) products used for the clinical diagnosis of human diseases and for screening donated human blood.

Select holdings in the consumer staples sector detracted from performance during the time period. Within that sector, NBTY, Inc., a manufacturer, marketer and retailer of nutritional supplements in the specialty food industry detracted from performance. Overall, holdings in the consumer discretionary and technology sectors contributed positively to performance, but a number of underlying industries within those sectors including casinos/gambling and consumer services had a negative impact on performance. The medical specialty industry in the healthcare sector also had an adverse affect on performance with Henry Schein, Inc. detracting from performance.

We think stocks that offer especially good return potential now (and that we are emphasizing in the Portfolio) include retailers of premium-priced goods; Internet-services firms; software providers; makers of biotechnology products and broadband-communications systems; investment managers; financial-transaction processors; and firms in cyclical industries such as metals and industrial products that tend to perform well when the economic cycle is maturing.

We think the outlook for the stock market remains favorable in 2004, based on our conviction that earnings are likely to continue to exceed expectations. In the first quarter, for instance, the rate of positive earnings surprises for the S&P 500 Index/2/ companies was 75%, notably above the long-term average. We anticipate that trend will continue. And First Call projects the S&P 500 companies will post increases in operating earnings per share of 17.5% in 2004 and 11.1% in 2005. We think those numbers (as well as the numbers for mid-cap companies) may actually be too conservative and further positive surprises in earnings may be in the offing.

TEAM MANAGED
Note to investors: The Portfolio is managed by a committee composed of Christopher K. McHugh, Bill McVail, CFA, and Robert E. Turner, CFA. Mr. McHugh, Senior Portfolio Manager/Security Analyst, co-founded Turner in 1990 and is the Portfolio's lead manager. Mr. McVail, Senior Portfolio Manager/Security Analyst, joined Turner in 1998. Mr. Turner, Chairman and Chief Investment Officer--Growth Equities, co-founded Turner in 1990.

--------------------------------------------------------------------------------
TOP TEN HOLDINGS BY MARKET VALUE
As of 6/30/04

                                                      Percent of
                Description                           Net Assets
                ------------------------------------------------
                Marriott International, Inc.--Class A   1.50%
                ------------------------------------------------
                Lexmark International, Inc.--Class A    1.46%
                ------------------------------------------------
                Fisher Scientific Int'l, Inc.           1.35%
                ------------------------------------------------
                Bard (C.R.), Inc.                       1.33%
                ------------------------------------------------
                Lam Research, Inc.                      1.31%
                ------------------------------------------------
                CDW Corp.                               1.28%
                ------------------------------------------------
                Citrix Systems, Inc.                    1.26%
                ------------------------------------------------
                Coach, Inc.                             1.23%
                ------------------------------------------------
                Broadcom Corp.--Class A                 1.19%
                ------------------------------------------------
                Juniper Networks, Inc.                  1.12%
                ------------------------------------------------

--------------------------------------------------------------------------------
PORTFOLIO SECTORS (% of portfolio market value)
As of 6/30/04

                                    [CHART]


Non-Cyclical               28.6%
Technology                 26.0%
Cyclical                   14.7%
Communications              8.2%
Financials                  6.8%
Industrials                 4.8%
Diversified                 3.8%
Energy                      2.9%
Basic Materials             3.8%
Utilities                   0.4%



--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Turner Mid-Cap Growth Portfolio                    For the period ended 6/30/04
Managed by Turner Investment Partners, Inc.

LETTER TO POLICYHOLDERS (CONTINUED)

--------------------------------------------------------------------------------


                  Turner Mid-Cap Growth Portfolio, managed by
     Turner Investment Partners, Inc., vs. Russell Midcap Growth Index/1/
                           Growth Based on $10,000+

                                    [CHART]

             Russell Mid Cap              Turner
              Growth Index/1/    Mid-Cap Growth Portfolio
             ----------------    ------------------------
 5/1/2004        $10,000                $10,000
6/30/2004         10,399                 10,410

    -------------------------------------------------------------
                                        Cumulative Return/3/
                                   (for the period ended 6/30/04)
    -------------------------------------------------------------
                                         Since Inception/4/
    -------------------------------------------------------------
    Turner Mid-Cap Growth
--  Portfolio--Class A                         4.10%
    Class B                                    4.10%
    -------------------------------------------------------------
- - Russell Midcap Growth Index/1/             3.99%
    -------------------------------------------------------------

+The chart reflects the performance of Class A shares of the portfolio. The performance of Class A shares will differ from that of the Class B shares because of the difference in expenses paid by policyholders investing in the different share classes.

/1/The Russell Midcap Growth Index is an unmanaged index and measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. The Index does not include fees or expenses and is not available for direct investment.

/2/The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Index does not include fees or expenses and is not available for direct investment.

/3/"Cumulative Return" is calculated including reinvestment of all income dividends and capital gain distributions. Results represent past performance and do not indicate future results.

/4/Inception of the Class A and Class B shares is 5/1/04. Index returns are based on an inception date of 4/30/04.

Past performance does not guarantee future results. The investment return and principal value of an investment in the portfolio will fluctuate, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

--------------------------------------------------------------------------------

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                              SHARES    (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 93.2%
         AUTO COMPONENTS - 1.3%
         Genuine Parts Co........................  85,900 $   3,408,512
                                                          -------------
         BANKS - 8.7%
         AmSouth Bancorp.........................  83,500     2,126,745
         Banknorth Group, Inc....................  59,800     1,942,304
         City National Corp......................  32,500     2,135,250
         Comerica, Inc...........................  35,750     1,961,960
         Compass Bancshares, Inc.................  47,850     2,057,550
         Hibernia Corp. - Class A................  84,800     2,060,640
         Hudson United Bancorp...................  52,000     1,938,560
         Marshall & Ilsley Corp..................  58,000     2,267,220
         TCF Financial Corp......................  69,800     4,051,890
         Webster Financial Corp..................  39,800     1,871,396
                                                          -------------
                                                             22,413,515
                                                          -------------
         CHEMICALS - 7.5%
         Engelhard Corp..........................  69,500     2,245,545
         International Flavors & Fragrances, Inc. 183,400     6,859,160
         Scotts Company (The) - Class A*(a)......  67,500     4,311,900
         Sigma-Aldrich Corp.(a)..................  47,900     2,855,319
         Valspar Corp............................  63,800     3,218,072
                                                          -------------
                                                             19,489,996
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 10.8%
         Ceridian Corp.*......................... 205,200     4,617,000
         Certegy, Inc............................ 102,100     3,961,480
         Fair Isaac Corp.(a).....................  73,300     2,446,754
         Pitney Bowes, Inc.......................  66,900     2,960,325
         Republic Services, Inc.................. 163,100     4,720,114
         Valassis Communications, Inc.*.......... 111,400     3,394,358
         Viad Corp...............................  90,100     2,433,601
         Xerox Corp.*............................ 244,700     3,548,150
                                                          -------------
                                                             28,081,782
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 1.2%
         CenturyTel, Inc......................... 104,500     3,139,180
                                                          -------------
         CONTAINERS & PACKAGING - 2.8%
         Ball Corp...............................  40,400     2,910,820
         Pactiv Corp.*........................... 172,500     4,302,150
                                                          -------------
                                                              7,212,970
                                                          -------------
         ELECTRIC UTILITIES - 2.9%
         FPL Group, Inc..........................  41,800     2,673,110
         Wisconsin Energy Corp................... 146,100     4,764,321
                                                          -------------
                                                              7,437,431
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 5.5%
         Agilent Technologies, Inc.*.............  83,900     2,456,592
         Amphenol Corp. - Class A*...............  85,500     2,848,860
         L-3 Communications Holdings, Inc.(a)....  58,600     3,914,480
         Microchip Technology, Inc...............  88,850     2,802,329
         Xilinx, Inc.............................  64,400     2,145,164
                                                          -------------
                                                             14,167,425
                                                          -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         ENERGY EQUIPMENT & SERVICES - 1.1%
         Cooper Cameron Corp.*..................  57,400 $   2,795,380
                                                         -------------
         FOOD PRODUCTS - 2.9%
         Campbell Soup Co....................... 176,400     4,741,632
         Tate & Lyle Plc........................ 482,790     2,888,327
                                                         -------------
                                                             7,629,959
                                                         -------------
         FOOD RETAILERS - 2.7%
         Kroger Co.*............................ 249,800     4,546,360
         Safeway, Inc.*.........................  98,000     2,483,320
                                                         -------------
                                                             7,029,680
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 2.7%
         Mettler-Toledo International, Inc.*(a).  80,500     3,955,770
         Waters Corp.*..........................  62,900     3,005,362
                                                         -------------
                                                             6,961,132
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 1.0%
         Medco Health Solutions, Inc.*..........  71,000     2,662,500
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 2.7%
         Brunswick Corp.........................  93,100     3,798,480
         Lee Enterprises, Inc...................  29,300     1,406,693
         Outback Steakhouse, Inc................  44,600     1,844,656
                                                         -------------
                                                             7,049,829
                                                         -------------
         HOUSEHOLD DURABLES - 3.3%
         Herman Miller, Inc.(a).................  99,400     2,876,636
         Mohawk Industries, Inc.*...............  77,700     5,697,741
                                                         -------------
                                                             8,574,377
                                                         -------------
         HOUSEHOLD PRODUCTS - 1.7%
         Newell Rubbermaid, Inc................. 184,500     4,335,750
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 4.4%
         ITT Industries, Inc....................  27,400     2,274,200
         Pentair, Inc...........................  80,850     2,719,794
         Roper Industries, Inc.(a)..............  60,900     3,465,210
         SPX Corp...............................  64,600     3,000,024
                                                         -------------
                                                            11,459,228
                                                         -------------
         INSURANCE - 2.5%
         ACE, Ltd...............................  77,000     3,255,560
         Principal Financial Group, Inc.........  94,800     3,297,144
                                                         -------------
                                                             6,552,704
                                                         -------------
         IT CONSULTING & SERVICES - 1.0%
         Affiliated Computer Services,
           Inc. - Class A*......................  49,000     2,594,060
                                                         -------------
         MACHINERY - 3.5%
         Dover Corp............................. 151,200     6,365,520
         Rockwell Automation, Inc...............  73,000     2,738,230
                                                         -------------
                                                             9,103,750
                                                         -------------
         MEDIA - 1.4%
         New York Times Co. - Class A...........  78,700     3,518,677
                                                         -------------
         OIL & GAS - 7.9%
         Amerada Hess Corp......................  35,500     2,811,245

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM MID CAP CORE EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         OIL & GAS - CONTINUED
         Devon Energy Corp......................  48,653 $   3,211,098
         Murphy Oil Corp........................  33,550     2,472,635
         Noble Corp.*...........................  70,200     2,659,878
         Pioneer Natural Resources Co...........  84,800     2,974,784
         Williams Companies, Inc................ 281,300     3,347,470
         XTO Energy, Inc........................  97,125     2,893,354
                                                         -------------
                                                            20,370,464
                                                         -------------
         PAPER & FOREST PRODUCTS - 1.3%
         Georgia-Pacific Corp...................  91,100     3,368,878
                                                         -------------
         PHARMACEUTICALS - 3.2%
         AmerisourceBergen Corp.................  62,770     3,752,390
         IMS Health, Inc........................ 192,200     4,505,168
                                                         -------------
                                                             8,257,558
                                                         -------------
         RETAIL - SPECIALTY - 2.3%
         Family Dollar Stores, Inc..............  79,400     2,415,348
         Mattel, Inc............................ 196,100     3,578,825
                                                         -------------
                                                             5,994,173
                                                         -------------
         SEMICONDUCTOR EQUIPMENT & PRODUCTS - 2.0%
         ASML Holding N.V.*(a).................. 155,800     2,665,738
         Emulex Corp.*(a)....................... 170,800     2,444,148
                                                         -------------
                                                             5,109,886
                                                         -------------
         SOFTWARE - 3.0%
         Computer Associates International, Inc. 176,700     4,958,202
         Diebold, Inc...........................  54,600     2,886,702
                                                         -------------
                                                             7,844,904
                                                         -------------
         TEXTILES, APPAREL & LUXURY GOODS - 1.9%
         V.F. Corp..............................  99,100     4,826,170
                                                         -------------
         Total Common Stocks
         (Cost $219,367,831)                               241,389,870
                                                         -------------

     ----------------------------------------------------------------------
     SECURITY                                    SHARES/PAR      VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 14.0%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 1.30% to
       be repurchased at $17,429,629 on
       07/01/04 collateralized by $17,415,000
       FHLB 4.125% due 05/13/05 with a value
       of $17,782,352........................... $17,429,000 $  17,429,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  18,939,536    18,939,536
                                                             -------------
     Total Short-Term Investments
     (Cost $36,368,536)                                         36,368,536
                                                             -------------

     TOTAL INVESTMENTS - 107.2%
     (Cost $255,736,367)                                       277,758,406

     Other Assets and Liabilities (net) - (7.2%)               (18,743,833)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 259,014,573
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                           SHARES       (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 93.0%
         AEROSPACE & DEFENSE - 0.6%
         Engineered Support Systems, Inc.(a)      39,050 $    2,284,816
                                                         --------------
         AIRLINES - 0.5%
         AirTran Holdings, Inc.*(a).........     131,000      1,852,340
                                                         --------------
         AUTOMOBILES - 0.3%
         CarMax, Inc.*(a)...................      50,600      1,106,622
                                                         --------------
         BANKS - 3.2%
         East West Bancorp, Inc.(a).........      79,400      2,437,580
         Greater Bay Bancorp(a).............      49,300      1,424,770
         PrivateBancorp, Inc.(a)............      52,900      1,452,634
         Prosperity Bancshares, Inc.(a).....      51,900      1,263,765
         Silicon Valley Bancshares*(a)......      44,100      1,748,565
         Southwest Bancorp of Texas, Inc.(a)      37,200      1,641,264
         UCBH Holdings, Inc.(a).............      50,200      1,983,904
         W Holding Co., Inc.(a).............      58,800      1,009,596
                                                         --------------
                                                             12,962,078
                                                         --------------
         BIOTECHNOLOGY - 2.8%
         Affymetrix, Inc.*(a)...............      49,200      1,610,316
         Cytyc Corp.*.......................     113,300      2,874,421
         Digene Corp.*(a)...................      50,900      1,859,377
         Genencor Intl., Inc.*(a)...........      62,500      1,023,125
         Harvard Bioscience, Inc.*(a).......      78,800        353,024
         Inveresk Research Group, Inc.*(a)..      48,900      1,508,076
         VISX, Inc.*........................      88,200      2,356,704
                                                         --------------
                                                             11,585,043
                                                         --------------
         CHEMICALS - 0.3%
         Spartech Corp......................      49,300      1,278,842
                                                         --------------
         COMMERCIAL SERVICES & SUPPLIES - 10.4%
         Administaff, Inc.*(a)..............      55,100        914,660
         Advisory Board Co.*(a).............      49,600      1,765,760
         ASE Test, Ltd.*(a).................     151,900      1,119,503
         Charles River Associates, Inc.*(a).      43,500      1,346,325
         Corporate Executive Board Co.(b)...      55,200      3,190,008
         CoStar Group, Inc.*................      74,000      3,398,820
         Digital Insight Corp.*(a)..........      68,600      1,422,078
         Education Management Corp.*........      55,400      1,820,444
         eResearch Technology, Inc.*(a).....      71,374      1,998,458
         Euronet Worldwide, Inc.*(a)........     124,900      2,888,937
         Forrester Research, Inc.*(a).......      70,400      1,312,960
         Gen Probe, Inc.*...................      54,100      2,560,012
         Gevity HR, Inc.(a).................      58,800      1,539,972
         Global Payments, Inc.(a)...........      39,200      1,764,784
         ICON Plc (ADR)*....................      46,900      2,063,131
         iPayment Holdings, Inc.*...........      24,500      1,004,500
         Iron Mountain, Inc.*(a)............      36,800      1,775,968
         Laureate Education, Inc.*(a).......      46,900      1,793,456
         Pediatrix Medical Group, Inc.*.....      22,600      1,578,610
         ScanSource, Inc.*(a)...............      37,200      2,210,424

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                               SHARES       (NOTE 2)
       ------------------------------------------------------------------

       COMMERCIAL SERVICES & SUPPLIES - CONTINUED
       Stericycle, Inc.*(a)...................      47,600 $    2,462,824
       Tetra Technologies, Inc.*..............      98,000      1,599,360
       Wireless Facilities, Inc.*(a)..........      90,800        892,564
                                                           --------------
                                                               42,423,558
                                                           --------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 3.9%
       ADTRAN, Inc.(a)........................      39,200      1,308,104
       Aeroflex, Inc.*(a).....................     156,800      2,246,944
       C-COR.net Corp.*(a)....................      89,200        917,868
       CACI International, Inc. - Class A*....      25,100      1,015,044
       Intrado, Inc.*(a)......................      60,300        970,227
       Plantronics, Inc.*(a)..................      46,900      1,974,490
       Polycom, Inc.*.........................      63,700      1,427,517
       Powerwave Technologies, Inc.*(a).......     138,100      1,063,370
       SafeNet, Inc.*(a)(b)...................      83,400      2,308,512
       Sierra Wireless, Inc.*(a)..............      24,500        907,235
       UTStarcom, Inc.*(a)....................      37,500      1,134,375
       WJ Communications, Inc.*...............     216,800        767,472
                                                           --------------
                                                               16,041,158
                                                           --------------
       COMPUTERS & PERIPHERALS - 0.9%
       Intergraph Corp.*......................      58,800      1,520,568
       M-Systems Flash Disk Pioneers, Ltd.*(a)     107,800      1,607,298
       PalmOne, Inc.*(a)......................      20,000        695,400
                                                           --------------
                                                                3,823,266
                                                           --------------
       CONSTRUCTION MATERIALS - 1.1%
       Insight Enterprises, Inc.*(a)..........     104,100      1,848,816
       Toll Brothers, Inc.*(a)................      24,500      1,036,840
       Trex Co., Inc.*(a).....................      44,100      1,664,775
                                                           --------------
                                                                4,550,431
                                                           --------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 11.0%
       Actel Corp.*...........................      58,800      1,087,800
       Applied Films Corp.*(a)(b).............      93,300      2,707,566
       Avocent Corp.*(a)......................      53,700      1,972,938
       Cymer, Inc.*(a)........................      46,900      1,755,936
       Daktronics, Inc.*(a)...................      58,800      1,467,060
       FEI Co.*(a)............................      59,200      1,415,472
       FLIR Systems, Inc.*(a).................      52,000      2,854,800
       II-VI, Inc.*(a)........................      52,000      1,594,320
       Imax Corp.*(a).........................     197,300      1,093,042
       Integrated Circuit Systems, Inc.*......      69,200      1,879,472
       Intersil Corp. - Class A(a)............      41,776        904,868
       Keithley Instruments, Inc.(a)..........      82,400      1,825,160
       LeCroy Corp.*..........................      84,800      1,527,248
       Littelfuse, Inc.*(a)...................      41,200      1,747,292
       Mykrolis Corp.*(a).....................     139,000      2,421,380
       OmniVision Technologies, Inc.*(a)......      67,600      1,078,220
       PerkinElmer, Inc.......................      74,700      1,496,988
       Photon Dynamics, Inc.*(a)..............      63,700      2,233,959
       Pixelworks, Inc.*(a)...................     100,500      1,539,660

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                               SHARES       (NOTE 2)
       ------------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
       Rogers Corp.*..........................      26,500 $    1,852,350
       Taser International, Inc.*(a)..........      20,000        866,600
       Tektronix, Inc.........................      53,700      1,826,874
       Trimble Navigation, Ltd.*(b)...........     121,500      3,376,485
       Tripath Technology, Inc.*(a)...........     197,300        641,225
       TTM Technologies, Inc.*(a).............     147,000      1,741,950
       Wilson Greatbatch Techologies, Inc.*(a)      35,700        997,815
       Zoran Corp.*(a)........................      67,700      1,242,295
                                                           --------------
                                                               45,148,775
                                                           --------------
       ENERGY EQUIPMENT & SERVICES - 0.6%
       FMC Technologies, Inc.*................      78,100      2,249,280
                                                           --------------
       FINANCIAL SERVICES - 2.4%
       Affiliated Managers Group, Inc.*(a)....      37,200      1,873,764
       eSPEED, Inc. - Class A*(a).............      73,500      1,297,275
       Investors Financial Services Corp.(a)..      28,600      1,246,388
       Jeffries Group, Inc....................      46,900      1,450,148
       Knight Trading Group, Inc.*(a).........     107,800      1,080,156
       Piper Jaffray Companies, Inc.*.........      29,400      1,329,762
       Strayer Education, Inc.(a).............      14,300      1,595,451
                                                           --------------
                                                                9,872,944
                                                           --------------
       FOOD & DRUG RETAILING - 0.2%
       Sunopta, Inc.*(a)......................     109,300        933,422
                                                           --------------
       FOOD PRODUCTS - 0.8%
       United Natural Foods, Inc.*............     117,600      3,399,816
                                                           --------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 5.6%
       Advanced Neuromodulation Systems,
         Inc.*(a).............................      48,999      1,607,167
       American Medical Systems Holdings,
         Inc.*(a).............................      44,100      1,486,170
       Closure Medical Corp.*(a)..............      63,700      1,599,507
       Cyberonics, Inc.*(a)...................      39,900      1,331,064
       Integra LifeSciences Holdings*(a)......      49,000      1,728,230
       Martek Biosciences Corp.*(a)...........      31,200      1,752,504
       NuVasive, Inc.*........................      88,200        962,262
       OraSure Technologies, Inc.*(a).........     142,700      1,388,471
       Possis Medical, Inc.*(a)...............      39,200      1,338,680
       ResMed, Inc.*(a).......................      37,100      1,890,616
       STERIS Corp.*..........................      58,800      1,326,528
       Techne Corp.*(a).......................      42,300      1,837,935
       Varian, Inc.*..........................      59,200      2,495,280
       Wright Medical Group, Inc.*............      40,500      1,441,800
       Zoll Medical Corp.*(a).................      24,600        862,968
                                                           --------------
                                                               23,049,182
                                                           --------------
       HEALTH CARE PROVIDERS & SERVICES - 4.4%
       Accredo Health, Inc.*(b)...............      71,549      2,786,834
       American Healthways, Inc.*.............      32,200        857,164
       Amsurg Corp.*(a).......................      64,400      1,618,372
       DaVita, Inc.*..........................      44,550      1,373,476

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                              SHARES       (NOTE 2)
       -----------------------------------------------------------------

       HEALTH CARE PROVIDERS & SERVICES - CONTINUED
       LifePoint Hospitals, Inc.*............      65,100 $    2,423,022
       NBTY, Inc.*(a)........................      55,800      1,639,962
       Odyssey Healthcare, Inc.*(a)..........      68,623      1,291,485
       Select Medical Corp...................     102,900      1,380,918
       Triad Hospitals, Inc.*................      46,300      1,723,749
       VCA Antech, Inc.*(a)..................      59,900      2,684,718
                                                          --------------
                                                              17,779,700
                                                          --------------
       HOTELS, RESTAURANTS & LEISURE - 5.2%
       Buffalo Wild Wings, Inc.*(a)..........      38,000      1,050,700
       Kerzner International, Ltd.*..........      34,800      1,655,088
       Krispy Kreme Doughnuts, Inc.*(a)......      39,200        748,328
       Marvel Enterprises, Inc.*(a)..........      94,050      1,835,856
       P.F. Chang's China Bistro, Inc.*(a)(b)      46,900      1,929,935
       Panera Bread Co. - Class A*(a)........      59,300      2,127,684
       Penn National Gaming, Inc.*...........      58,800      1,952,160
       RARE Hospitality International, Inc.*.      83,250      2,072,925
       Shuffle Master, Inc.*(a)..............      62,700      2,276,637
       Sonic Corp.*(a).......................      73,500      1,672,125
       Station Casinos, Inc.(a)..............      52,100      2,521,640
       Steiner Leisure, Ltd.*................      58,800      1,293,600
                                                          --------------
                                                              21,136,678
                                                          --------------
       INSURANCE - 1.4%
       Assured Guaranty Ltd.*................      58,800        996,660
       Direct General Corp.(a)...............      29,400        948,444
       HCC Insurance Holdings, Inc.(a).......      46,300      1,546,883
       Navigators Group, Inc.*(a)............      36,400      1,051,596
       ProAssurance Corp.*(a)................      34,400      1,173,384
                                                          --------------
                                                               5,716,967
                                                          --------------
       INTERNET & CATALOG RETAIL - 0.5%
       Coldwater Creek, Inc.*................      30,400        804,688
       Netflix, Inc.*(a).....................      39,200      1,409,240
                                                          --------------
                                                               2,213,928
                                                          --------------
       INTERNET SOFTWARE & SERVICES - 2.1%
       Ask Jeeves, Inc.*(a)..................      35,300      1,377,759
       CNET Networks, Inc.*(a)...............     138,100      1,528,767
       Digitas, Inc.*(a).....................     176,400      1,945,692
       Internet Security Systems, Inc.*(a)...      67,600      1,036,984
       SINA Corp.*(a)........................      41,200      1,359,188
       United Online, Inc.*(a)...............      78,400      1,380,624
                                                          --------------
                                                               8,629,014
                                                          --------------
       MACHINERY - 0.3%
       Cognex Corp.(a).......................      29,400      1,131,312
                                                          --------------
       MEDIA - 3.3%
       Cox Radio, Inc. - Class A*(a).........      46,900        815,122
       Cumulus Media, Inc. - Class A*(a).....      88,500      1,487,685
       Entravision Communications Corp.*.....     110,600        849,408
       Getty Images, Inc.*...................      49,000      2,940,000
       Lions Gate Entertainment Corp.*(a)....     280,000      1,954,400

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      -------------------------------------------------------------------------
      SECURITY                                                     VALUE
      DESCRIPTION                                 SHARES          (NOTE 2)
      -------------------------------------------------------------------------

      MEDIA - CONTINUED
      Macrovision Corp.*.......................      79,900    $    1,999,897
      Pixar, Inc.*(a)..........................      17,400         1,209,474
      Radio One, Inc. - Class A*(a)............      53,100           855,441
      Radio One, Inc. - Class D*(a)............      93,100         1,490,531
                                                               --------------
                                                                   13,601,958
                                                               --------------
      METALS & MINING - 0.4%
      Gibraltar Steel Corp.(a).................      49,300         1,618,026
                                                               --------------
      MUTUAL FUNDS - 0.4%
      iShares Nasdaq Biotechnology
        Index Fund.............................      21,200         1,592,120
                                                               --------------
      OIL & GAS - 6.2%
      Cal Dive International, Inc.*............      98,000         2,971,360
      Core Laboratories N.V.*..................      53,300         1,225,900
      Grey Wolf, Inc.*(a)......................     300,500         1,274,120
      GulfMark Offshore, Inc.*(a)..............      71,100         1,121,958
      Harvest Natural Resources, Inc.*.........     107,800         1,607,298
      Key Energy Services, Inc.*(a)............     124,900         1,179,056
      National-Oilwell, Inc.*(a)...............      53,900         1,697,311
      Patterson-UTI Energy, Inc.*(a)...........      46,100         1,540,201
      Pride International, Inc.*(a)............      75,800         1,296,938
      Quicksilver Resources, Inc.*(a)..........      39,200         2,629,144
      Spinnaker Exploration Co.*...............      58,800         2,315,544
      TETRA Technologies, Inc.*................      47,850         1,284,772
      Ultra Petroleum Corp.*(a)................      60,400         2,254,732
      Universal Compression Holdings, Inc.*....      49,600         1,521,728
      Varco International, Inc.*...............      67,700         1,481,953
                                                               --------------
                                                                   25,402,015
                                                               --------------
      PHARMACEUTICALS - 3.7%
      American Pharmaceutical Partners,
        Inc.*(a)...............................      39,200         1,190,896
      Angiotech Pharmaceuticals, Inc.*.........      64,700         1,303,705
      Cephalon, Inc.*(a).......................      15,200           820,800
      Charles River Laboratories International,
        Inc.*(a)...............................       7,700           376,299
      Connetics Corp.*(a)......................      48,100           971,620
      Corcept Therapeutics, Inc.*(a)...........      76,800           592,896
      Covance, Inc.*...........................      46,100         1,778,538
      Invitrogen Corp.*(a).....................      29,900         2,152,501
      Medicis Pharmaceutical Corp. - Class A...      59,800         2,389,010
      Salix Pharmaceuticals Ltd.*(a)...........      60,800         2,003,360
      Taro Pharmaceutical Industries, Ltd.
        (Israel) - Class A*(a).................      35,500         1,544,250
                                                               --------------
                                                                   15,123,875
                                                               --------------
      RETAIL - SPECIALTY - 5.8%
      Aeropostale, Inc.*.......................      70,600         1,899,846
      Chico's FAS, Inc.*(a)....................      41,998         1,896,630
      Fred's, Inc. - Class A(a)................      73,550         1,624,720
      GameStop Corp. - Class A*(a).............      98,000         1,491,560

      --------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                 SHARES       (NOTE 2)
      --------------------------------------------------------------------

      RETAIL - SPECIALTY - CONTINUED
      Hot Topic, Inc.*(a)......................      65,325 $    1,338,509
      Jos. A. Bank Clothiers, Inc.*(a).........      49,000      1,538,110
      MSC Industrial Direct Co., Inc. - Class A      88,200      2,896,488
      Pacific Sunwear of California, Inc.*(b)..      68,625      1,342,991
      Quiksilver, Inc.*........................      88,200      2,100,042
      Select Comfort Corp.*(a).................      64,500      1,831,800
      Tractor Supply Co.*......................      57,700      2,413,014
      Urban Outfitters, Inc.*(a)...............      56,800      3,459,688
                                                            --------------
                                                                23,833,398
                                                            --------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 5.7%
      02Micro International, Ltd.*(a)..........      98,000      1,668,940
      AMIS Holdings, Inc.*(a)..................      68,600      1,160,712
      Artisan Components, Inc.*(a).............      39,200      1,011,360
      Asyst Technologies, Inc.*(a).............     102,900      1,063,986
      ChipPAC, Inc. - Class A*(a)..............     263,200      1,650,264
      Entegris, Inc.*(a).......................     120,600      1,395,342
      Exar Corp.*(a)...........................      72,900      1,068,714
      FormFactor, Inc.*(a).....................      73,500      1,650,075
      Genesis Microchip, Inc.*(a)..............      59,500        819,315
      Microsemi Corp.*.........................     102,900      1,462,209
      NVIDIA Corp.*............................      49,000      1,004,500
      Power Integrations, Inc.*(a).............      45,200      1,125,480
      Semtech Corp.*...........................      83,300      1,960,882
      Skyworks Solutions, Inc.*(a).............     156,800      1,368,864
      Varian Semiconductor Equipment
        Associates, Inc.*......................      51,800      1,997,408
      Veeco Instruments, Inc.*(a)..............      41,600      1,073,696
      Xicor, Inc.*.............................     117,600      1,779,288
                                                            --------------
                                                                23,261,035
                                                            --------------
      SOFTWARE - 7.8%
      Activision, Inc.*(a).....................     136,600      2,171,940
      Alliance Data Systems Corp.*.............      49,900      2,108,275
      Anteon International Corp.*(a)...........      53,900      1,758,218
      Autodesk, Inc............................      49,300      2,110,533
      Avid Technology, Inc.*...................      43,100      2,351,967
      Cerner Corp.*(a).........................      22,000        980,760
      Cognizant Technology Solutions Corp. -
        Class A*(a)............................      58,800      1,494,108
      Cognos, Inc.*(a).........................      45,500      1,645,280
      Interwoven, Inc.*(a).....................      80,350        811,535
      Macromedia, Inc.*(a)(b)..................     104,100      2,555,655
      Magma Design Automation, Inc.*(a)........      58,800      1,130,724
      Micromuse, Inc.*(a)......................     170,800      1,142,652
      National Instruments Corp.(a)............      61,500      1,884,975
      Netegrity, Inc.*(a)......................     135,700      1,148,022
      Network Associates, Inc.*................      68,577      1,243,301
      Novell, Inc.*............................      98,000        822,220
      Red Hat, Inc.*(a)........................     139,200      3,197,424
      Take - Two Interactive Software, Inc.*(a)      39,200      1,201,088

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/AIM SMALL CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


    ------------------------------------------------------------------------
    SECURITY                                      SHARE/PAR       VALUE
    DESCRIPTION                                    AMOUNTS       (NOTE 2)
    ------------------------------------------------------------------------

    SOFTWARE - CONTINUED
    Websense, Inc.*.............................       54,100 $   2,014,143
                                                              -------------
                                                                 31,772,820
                                                              -------------
    TEXTILES, APPAREL & LUXURY GOODS - 0.8%
    Bebe stores, Inc.*(a).......................       71,049     1,420,980
    Fossil, Inc.*(a)............................       67,875     1,849,594
                                                              -------------
                                                                  3,270,574
                                                              -------------
    TRANSPORTATION - 0.4%
    UTI Worldwide, Inc.(a)......................       29,400     1,549,086
                                                              -------------
    Total Common Stocks
    (Cost $329,380,783)                                         380,194,079
                                                              -------------

    SHORT-TERM INVESTMENTS - 31.6%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/04 at 1.30% to
      be repurchased at $28,728,037 on
      07/01/04 collateralized by $29,575,000
      FNMA 2.625% due 01/19/07 with a
      value of $29,305,424...................... $ 28,727,000    28,727,000
    State Street Navigator Securities Lending
      Prime Portfolio(c)........................   99,753,495    99,753,495
    United States Treasury Bill,
      0.010%, due 9/16/04....................... $    500,000       498,674
                                                              -------------
    Total Short-Term Investments
    (Cost $128,978,899)                                         128,979,169
                                                              -------------

    TOTAL INVESTMENTS - 124.6%
    (Cost $458,359,682)                                         509,173,248

    Other Assets and Liabilities (net) - (24.6%)               (100,487,316)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 408,685,932
                                                              =============

                                                 STRIKE NUMBER OF  VALUE
     CALL OPTIONS                     EXPIRATION PRICE  CONTRACTS (NOTE 2)
     ----------------------------------------------------------------------
     Taser International, Inc.         07/17/04  $45.00   (100)   $(28,500)
     Urban Outfitters, Inc.            07/17/04   55.00    (28)    (15,680)
     Urban Outfitters, Inc.            07/17/04   65.00    (28)     (1,400)
                                                                  --------
     (Written Option Premium $30,282)                             $(45,580)
                                                                  ========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) All or a portion of these securities have been segregated to cover open futures contracts.

(c) Represents investment of collateral received from securities lending transactions.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                               SHARES    (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 95.80%
        AEROSPACE & DEFENSE - 1.0%
        Rockwell Collins, Inc....................  37,640 $   1,254,165
                                                          -------------
        BIOTECHNOLOGY - 0.9%
        MedImmune, Inc.*.........................  46,140     1,079,676
                                                          -------------
        CHEMICALS - 4.0%
        Agrium, Inc.............................. 131,120     1,907,796
        Monsanto Co..............................  52,630     2,026,255
        Rohm & Haas Co...........................  22,540       937,213
                                                          -------------
                                                              4,871,264
                                                          -------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 1.0%
        Tellabs, Inc.*........................... 137,510     1,201,837
                                                          -------------
        COMPUTER HARDWARE - 3.9%
        CDW Corp.................................  17,480     1,114,525
        Hutchinson Technology, Inc.*.............  34,090       838,273
        Storage Technology Corp.*................  50,310     1,458,990
        Xerox Corp.*.............................  43,680       633,360
        Zebra Technologies Corp. - Class A*......   7,650       665,550
                                                          -------------
                                                              4,710,698
                                                          -------------
        CONSUMER DURABLES - 1.7%
        Ethan Allen Interiors, Inc...............  31,360     1,126,137
        Stanley Works............................  21,060       959,915
                                                          -------------
                                                              2,086,052
                                                          -------------
        DIVERSIFIED ENERGY - 3.2%
        Western Gas Resources, Inc...............  45,760     1,486,285
        Williams Companies, Inc. (The)........... 198,940     2,367,386
                                                          -------------
                                                              3,853,671
                                                          -------------
        DRUGS & HEALTH CARE - 2.5%
        AmerisourceBergen Corp...................  13,900       830,942
        Charles River Laboratories International,
          Inc.*..................................  25,740     1,257,914
        Covance, Inc.*...........................  25,990     1,002,694
                                                          -------------
                                                              3,091,550
                                                          -------------
        ELECTRIC UTILITIES - 7.9%
        Energy East Corp.........................  23,300       565,025
        Entergy Corp.............................  21,510     1,204,775
        FirstEnergy Corp.........................  47,950     1,793,809
        PG&E Corp.*..............................  28,230       788,746
        Pinnacle West Capital Corp...............  16,130       651,491
        PPL Corp.................................  71,290     3,272,211
        Puget Energy, Inc........................  21,510       471,284
        Wisconsin Energy Corp....................  24,650       803,837
                                                          -------------
                                                              9,551,178
                                                          -------------
        ENERGY RESOURCES - 2.9%
        EOG Resources, Inc.......................  15,120       902,815
        Patina Oil & Gas Corp....................  52,800     1,577,136
        XTO Energy, Inc..........................  35,160     1,047,417
                                                          -------------
                                                              3,527,368
                                                          -------------

          ------------------------------------------------------------
          SECURITY                                          VALUE
          DESCRIPTION                             SHARES   (NOTE 2)
          ------------------------------------------------------------

          ENVIRONMENTAL SERVICES - 0.7%
          Republic Services, Inc................. 30,240 $     875,146
                                                         -------------
          FINANCIAL SERVICES - 0.9%
          Bear Stearns Cos., Inc................. 13,430     1,132,283
                                                         -------------
          FOOD & BEVERAGE - 1.2%
          Archer-Daniels-Midland Co.............. 52,880       887,326
          Pepsi Bottling Group, Inc.............. 20,170       615,992
                                                         -------------
                                                             1,503,318
                                                         -------------
          HEALTH CARE PROVIDERS & SERVICES - 2.0%
          Aetna, Inc............................. 13,610     1,156,850
          Health Net, Inc.*...................... 48,390     1,282,335
                                                         -------------
                                                             2,439,185
                                                         -------------
          HOTELS, RESTAURANTS & LEISURE - 2.6%
          Harrah's Entertainment, Inc............ 20,510     1,109,591
          Hilton Hotels Corp..................... 50,190       936,545
          Yum! Brands, Inc.*..................... 28,230     1,050,721
                                                         -------------
                                                             3,096,857
                                                         -------------
          HOUSEHOLD DURABLES - 1.9%
          Lennar Corp. - Class A................. 50,620     2,263,726
                                                         -------------
          HOUSEHOLD PRODUCTS - 2.0%
          Clorox Company (The)................... 25,920     1,393,977
          Estee Lauder Cos., Inc. - Class A...... 20,610     1,005,356
                                                         -------------
                                                             2,399,333
                                                         -------------
          INFORMATION SERVICES - 0.7%
          Anteon International Corp.*............ 26,460       863,125
                                                         -------------
          INTERNET SOFTWARE & SERVICES - 0.5%
          Getty Images, Inc.*.................... 10,750       645,000
                                                         -------------
          LEISURE EQUIPMENT & PRODUCTS - 0.5%
          Callaway Golf Co....................... 58,240       660,442
                                                         -------------
          LIFE INSURANCE - 1.0%
          Torchmark Corp......................... 21,960     1,181,448
                                                         -------------
          MEDIA - 3.0%
          Emmis Communications Corp. - Class A*.. 68,780     1,443,005
          Lamar Advertising Co. - Class A*....... 49,280     2,136,288
                                                         -------------
                                                             3,579,293
                                                         -------------
          METALS & MINING - 1.1%
          Nucor Corp............................. 17,030     1,307,223
                                                         -------------
          MOTOR VEHICLE - 1.8%
          American Axle & Manufacturing Holdings,
            Inc.................................. 25,890       941,360
          Lear Corp.............................. 20,610     1,215,784
                                                         -------------
                                                             2,157,144
                                                         -------------
          OIL REFINING - 1.0%
          Sunoco, Inc............................ 19,280     1,226,594
                                                         -------------
          OIL SERVICES - 1.4%
          Patterson-UTI Energy, Inc.............. 52,010     1,737,654
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
GOLDMAN SACHS MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                                SHARES   (NOTE 2)
        ---------------------------------------------------------------

        PAPER & PACKAGING - 1.5%
        Packaging Corp. of America................ 47,060 $   1,124,734
        Sealed Air Corp.*......................... 13,900       740,453
                                                          -------------
                                                              1,865,187
                                                          -------------
        PARTS & EQUIPMENT - 5.5%
        American Standard Cos., Inc.*............. 45,200     1,822,012
        Cummins, Inc.............................. 40,330     2,520,625
        Eaton Corp................................ 35,850     2,320,929
                                                          -------------
                                                              6,663,566
                                                          -------------
        PROPERTY INSURANCE - 6.3%
        Ambac Financial Group, Inc................ 21,150     1,553,256
        PartnerRe, Ltd............................ 40,770     2,312,882
        RenaissanceRe Holdings, Ltd............... 33,600     1,812,720
        Willis Group Holdings, Ltd................ 54,220     2,030,539
                                                          -------------
                                                              7,709,397
                                                          -------------
        PUBLISHING - 0.9%
        Belo Corp. - Class A...................... 40,410     1,085,009
                                                          -------------
        REAL ESTATE - 6.5%
        Avalonbay Communities, Inc. (REIT)........ 21,060     1,190,311
        Developers Diversified Realty Corp. (REIT) 31,360     1,109,203
        istar Financial, Inc. (REIT).............. 60,040     2,401,600
        Liberty Property Trust (REIT)............. 26,890     1,081,247
        Plum Creek Timber Co., Inc. (REIT)........ 36,290     1,182,328
        Prentiss Properties Trust (REIT).......... 26,440       886,269
                                                          -------------
                                                              7,850,958
                                                          -------------
        REGIONALS - 8.0%
        Banknorth Group, Inc...................... 53,770     1,746,450
        City National Corp........................ 17,710     1,163,547
        FirstMerit Corp........................... 50,680     1,336,432
        Keycorp................................... 19,280       576,279
        M&T Bank Corp............................. 23,440     2,046,312
        North Fork Bancorporation, Inc............ 32,710     1,244,615
        SouthTrust Corp........................... 41,140     1,596,643
                                                          -------------
                                                              9,710,278
                                                          -------------
        RETAIL - MULTILINE - 2.7%
        Federated Department Stores, Inc.......... 35,400     1,738,140
        J.C. Penney Co., Inc...................... 41,670     1,573,459
                                                          -------------
                                                              3,311,599
                                                          -------------
        RETAIL - SPECIALTY - 3.1%
        Abercrombie & Fitch Co. - Class A......... 74,840     2,900,050
        Ross Stores, Inc.......................... 32,740       876,123
                                                          -------------
                                                              3,776,173
                                                          -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.0%
        Integrated Circuit Systems, Inc.*......... 28,680       778,949
        Power Integrations, Inc.*................. 17,920       446,208
                                                          -------------
                                                              1,225,157
                                                          -------------

         -------------------------------------------------------------
         SECURITY                             SHARES/PAR    VALUE
         DESCRIPTION                            AMOUNT     (NOTE 2)
         -------------------------------------------------------------

         SOFTWARE - 2.2%
         Activision, Inc.*...................   86,560   $   1,376,304
         NetIQ Corp.*........................   54,710         722,172
         PeopleSoft, Inc.*...................   31,990         591,815
                                                         -------------
                                                             2,690,291
                                                         -------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.0%
         CenturyTel, Inc.....................   38,980       1,170,959
                                                         -------------
         TOBACCO - 0.7%
         R.J. Reynolds Tobacco Holdings, Inc.   12,990         877,994
                                                         -------------
         TRANSPORTATION - 2.1%
         Landstar System, Inc.*..............   12,280         649,244
         Teekay Shipping Corp................   27,780       1,038,416
         Yellow Roadway Corp.*...............   21,970         875,724
                                                         -------------
                                                             2,563,384
                                                         -------------
         SPECIALTY FINANCIALS - 3.0%
         American Capital Strategies, Ltd....   43,120       1,208,223
         CIT Group, Inc......................   64,070       2,453,240
                                                         -------------
                                                             3,661,463
                                                         -------------
         Total Common Stocks
         (Cost $108,108,552)                               116,456,645
                                                         -------------


       SHORT-TERM INVESTMENTS - 3.5%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 06/30/04 at 0.100%
         to be repurchased at $4,196,012 on
         07/01/04 collaterized by $4,265,000
         FHLMC 2.375% due 01/23/06 with a
         value of $4,280,994 (Cost
         $4,196,000)............................ $4,196,000    4,196,000
                                                            ------------

       TOTAL INVESTMENTS - 99.3%
       (Cost $112,304,552)                                   120,652,645

       Other Assets and Liabilities (net) - 0.7%                 836,636
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $121,489,281
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                               SHARES       (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 96.7%
       AUSTRALIA - 4.1%
       Australia & New Zealand Banking Group,
         Ltd. Npv............................    1,057,000 $   13,430,694
       John Fairfax Holdings, Ltd.(a)........    4,359,000     11,301,679
                                                           --------------
                                                               24,732,373
                                                           --------------
       CANADA - 0.7%
       Molson, Inc. - A Shares(a)............      156,000      3,954,110
                                                           --------------
       FINLAND - 1.4%
       Metso Corp.(a)........................      645,300      8,174,812
                                                           --------------
       FRANCE - 13.3%
       Aventis S.A.(a).......................      147,400     11,140,945
       BNP Paribas S.A.(a)...................      135,300      8,331,088
       Compagnie Generale des Establissements
         Michelin(a).........................      193,400     10,707,131
       Neopost S.A.(a).......................      196,500     11,627,941
       Pernod-Ricard S.A.(a).................       58,000      7,425,291
       Publicis Groupe(a)....................      480,700     14,246,199
       Total SA(a)...........................       11,000      2,099,638
       Vivendi Universal S.A.(a)*............      503,600     13,986,316
                                                           --------------
                                                               79,564,549
                                                           --------------
       GERMANY - 7.2%
       Bayerische Motoren Werke
         (BMW) AG(a).........................      415,700     18,416,457
       Deutsche Boerse AG(a).................      257,400     13,096,516
       Henkel KGaA(a)........................      150,400     11,734,099
                                                           --------------
                                                               43,247,072
                                                           --------------
       HONG KONG - 0.7%
       Giordano International, Ltd...........    6,384,000      4,031,078
                                                           --------------
       IRELAND - 3.3%
       Bank of Ireland.......................    1,495,000     19,958,804
                                                           --------------
       ISRAEL - 0.9%
       Orbotech, Ltd.(a)*....................      265,000      5,392,750
                                                           --------------
       ITALY - 5.9%
       Banco Popolare di Verona e Novara Scrl      672,500     11,566,707
       Bulgari S.p.A.(a).....................      911,000      9,221,513
       Sanpaolo IMI S.p.A.(a)................      325,000      3,919,235
       UniCredito Italiano S.p.A.(a).........    2,213,000     10,944,356
                                                           --------------
                                                               35,651,811
                                                           --------------
       JAPAN - 7.4%
       Daiwa Securities Group, Inc...........      764,000      5,477,855
       Meitec Corp...........................      303,500     11,990,672
       OLYMPUS Corp.(a)......................      508,000      9,570,442
       Takeda Chemical Industries, Ltd.......      400,100     17,526,901
                                                           --------------
                                                               44,565,870
                                                           --------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                              SHARES       (NOTE 2)
       -----------------------------------------------------------------

       MEXICO - 3.2%
       Fomento Economico Mexicano, S.A. de
         C.V. (ADR)(a)......................      146,700 $    6,724,728
       Grupo Televisa, S.A. (ADR)(a)........      281,000     12,720,870
                                                          --------------
                                                              19,445,598
                                                          --------------
       NETHERLANDS - 7.1%
       Akzo Nobel N.V.(a)...................      448,000     16,496,770
       Euronext N.V.(a).....................      669,600     18,678,143
       Heineken Holding NV - Series A*......      188,300      5,523,185
       Heineken NV*.........................       64,375      2,117,993
                                                          --------------
                                                              42,816,091
                                                          --------------
       SINGAPORE - 1.6%
       United Overseas Bank, Ltd............    1,260,400      9,811,979
                                                          --------------
       SOUTH KOREA - 3.2%
       Lotte Chilsung Beverage Co., Ltd.....       11,510      6,673,907
       SK Telecom Co., Ltd..................       75,270     12,376,720
                                                          --------------
                                                              19,050,627
                                                          --------------
       SWITZERLAND - 13.7%
       Credit Suisse Group..................      100,600      3,575,925
       Givaudan S.A.........................       27,920     16,169,023
       Lonza Group AG.......................      311,700     15,797,879
       Nestle S.A...........................       64,200     17,128,205
       Novartis AG..........................      369,800     16,320,353
       Swatch Group AG(a)...................      176,500      4,708,922
       Syngenta AG..........................       99,400      8,336,928
                                                          --------------
                                                              82,037,235
                                                          --------------
       UNITED KINGDOM - 23.0%
       Aegis Group Plc......................    6,107,500      9,937,385
       Associated British Ports Holdings Plc    1,614,800     11,834,310
       BP Plc...............................      774,000      6,833,514
       Cadbury Schweppes Plc................    2,076,000     17,905,247
       Diageo Plc...........................    1,598,900     21,551,447
       GlaxoSmithKline Plc..................    1,143,700     23,139,314
       J Sainsbury Plc(a)...................    1,510,300      7,796,526
       Lloyds TSB Group Plc.................      383,000      2,997,818
       Michael Page International Plc.......    2,095,000      6,798,471
       Reed International Plc...............    1,815,000     17,636,629
       Signet Group Plc.....................    5,633,000     11,692,824
                                                          --------------
                                                             138,123,485
                                                          --------------
       Total Common Stocks
       (Cost $510,785,544)                                   580,558,244
                                                          --------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
HARRIS OAKMARK INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

   --------------------------------------------------------------------------
   SECURITY                                      SHARES/PAR       VALUE
   DESCRIPTION                                     AMOUNT        (NOTE 2)
   --------------------------------------------------------------------------

   SHORT-TERM INVESTMENTS - 23.4%
   State Street Bank & Trust Co.,
     Repurchase Agreement, dated
     06/30/04 at 0.15% to be repurchased
     at $22,857,095 on 07/01/04
     collateralized by $23,185,000 FNMA
     1.875% due 02/15/05 with a value of
     $23,315,416............................... $  22,857,000 $   22,857,000
   State Street Navigator Securities Lending
     Prime Portfolio(b)........................   117,663,480    117,663,480
                                                              --------------

   TOTAL INVESTMENTS - 120.1%
   (Cost $651,306,024)                                           721,078,724

   Other Assets and Liabilities (net) - (20.1%)                 (120,432,644)
                                                              --------------

   TOTAL NET ASSETS - 100.0%                                  $  600,646,080
                                                              ==============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association
SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION 6/30/2004

                                            VALUE   PERCENT OF NET
             INDUSTRY                       (000)       ASSETS
             -----------------------------------------------------
             Apparel & Textiles            $  9,221       1.5%
             Automotive                      29,123       4.8%
             Banks                           71,106      11.9%
             Beverages, Food, & Tobacco      65,497      10.9%
             Biotechnology                   15,798       2.6%
             Business Services                6,798       1.1%
             Chemicals                       41,003       6.8%
             Communications                  60,583      10.1%
             Electronics                     14,963       2.5%
             Financial Services              50,683       8.4%
             Food & Drug Retailing           31,304       5.2%
             Household Products              11,734       2.0%
             Industrial Machinery             8,175       1.4%
             Media                           31,623       5.3%
             Office Furnishings & Supplies   11,628       1.9%
             Oil & Gas                        8,933       1.5%
             Pharmaceuticals                 68,128      11.4%
             Retailers                       20,433       3.4%
             Software                        11,991       2.0%
             Transportation                  11,834       2.0%
                                           --------      ----
                                           $580,558      96.7%
                                           ========      ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         COMMON STOCKS - 96.7%
         AIR FREIGHT & LOGISTICS - 2.9%
         C.H. Robinson Worldwide, Inc.(a).......  76,670 $   3,514,553
         FedEx Corp.............................  61,180     4,997,794
         United Parcel Service, Inc. - Class B..  80,180     6,027,131
                                                         -------------
                                                            14,539,478
                                                         -------------
         AUTO COMPONENTS - 1.5%
         Advance Auto Parts, Inc.*.............. 176,060     7,778,331
                                                         -------------
         BANKS - 2.9%
         Mitsubishi Tokyo Financial Group, Inc..     583     5,385,066
         Northern Trust Corp....................  85,030     3,595,068
         UCBH Holdings, Inc.(a)................. 145,395     5,746,010
                                                         -------------
                                                            14,726,144
                                                         -------------
         BIOTECHNOLOGY - 1.0%
         Invitrogen Corp.*......................  73,385     5,282,986
                                                         -------------
         BUILDING PRODUCTS - 0.9%
         American Standard Companies, Inc.*..... 109,680     4,421,201
                                                         -------------
         COMMERCIAL SERVICES & SUPPLIES - 4.4%
         Canon, Inc.............................  74,000     3,891,353
         Iron Mountain, Inc.*(a)................  98,040     4,731,411
         Manpower, Inc..........................  23,290     1,182,433
         Paychex, Inc........................... 136,055     4,609,543
         ServiceMaster Co.(a)................... 290,130     3,574,402
         Vedior NV*............................. 287,416     4,194,213
                                                         -------------
                                                            22,183,355
                                                         -------------
         COMMUNICATIONS EQUIPMENT - 1.3%
         Corning, Inc.*......................... 494,290     6,455,427
                                                         -------------
         CONTAINERS & PACKAGING - 1.5%
         Ball Corp.............................. 103,015     7,422,231
                                                         -------------
         ENERGY EQUIPMENT & SERVICES - 1.9%
         Kennametal, Inc........................  59,040     2,704,032
         Reliant Energy, Inc.*.................. 632,745     6,852,628
                                                         -------------
                                                             9,556,660
                                                         -------------
         FINANCIALS - DIVERSIFIED - 4.9%
         Chicago Mercantile Exchange............  19,370     2,796,447
         Citigroup, Inc......................... 147,410     6,854,565
         J.P. Morgan Chase & Co................. 132,180     5,124,619
         Providian Financial Corp.*............. 304,575     4,468,115
         SLM Corp............................... 129,410     5,234,634
                                                         -------------
                                                            24,478,380
                                                         -------------
         FOOD & DRUG RETAILING - 1.2%
         Whole Foods Market, Inc.(a)............  63,460     6,057,257
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 5.0%
         Guidant Corp...........................  94,910     5,303,571
         Medtronic, Inc......................... 138,205     6,733,347
         Varian Medical Systems, Inc.*..........  81,100     6,435,285
         Zimmer Holdings, Inc.*.................  76,050     6,707,610
                                                         -------------
                                                            25,179,813
                                                         -------------

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         HEALTH CARE PROVIDERS & SERVICES - 3.7%
         Neurocrine Biosciences, Inc.*(a)....... 152,675 $   7,916,199
         UnitedHealth Group, Inc................ 171,630    10,683,967
                                                         -------------
                                                            18,600,166
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 3.7%
         Four Seasons Hotels, Inc.(a)........... 118,425     7,130,369
         Royal Caribbean Cruises, Ltd.(a)....... 112,260     4,873,207
         Starwood Hotels & Resorts Worldwide,
           Inc. - Class B....................... 147,255     6,604,387
                                                         -------------
                                                            18,607,963
                                                         -------------
         HOUSEHOLD DURABLES - 2.5%
         Harman International Industries, Inc...  68,755     6,256,705
         Lennar Corp. - Class A................. 138,670     6,201,322
                                                         -------------
                                                            12,458,027
                                                         -------------
         HOUSEHOLD PRODUCTS - 1.0%
         Procter & Gamble Co....................  94,470     5,142,947
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 2.6%
         3M Co..................................  72,850     6,557,228
         Tyco International, Ltd................ 193,350     6,407,619
                                                         -------------
                                                            12,964,847
                                                         -------------
         INTERNET & CATALOG RETAIL - 2.4%
         Amazon.com, Inc.*...................... 123,540     6,720,576
         eBay, Inc.*............................  60,000     5,517,000
                                                         -------------
                                                            12,237,576
                                                         -------------
         INTERNET SOFTWARE & SERVICES - 4.4%
         Yahoo!, Inc.*.......................... 609,360    22,138,049
                                                         -------------
         MEDIA - 3.3%
         British Sky Broadcasting Group Plc..... 302,789     3,414,323
         Clear Channel Communications, Inc......  90,385     3,339,726
         Time Warner, Inc.*..................... 550,755     9,682,273
                                                         -------------
                                                            16,436,322
                                                         -------------
         OIL & GAS - 4.4%
         BJ Services Co.*.......................  81,265     3,725,188
         BP Plc (ADR)...........................  67,950     3,640,082
         GlobalSantaFe Corp..................... 192,615     5,104,297
         Total Fina Elf S.A. (ADR).............. 102,650     9,862,612
                                                         -------------
                                                            22,332,179
                                                         -------------
         PERSONAL PRODUCTS - 0.5%
         Avon Products, Inc.....................  50,000     2,307,000
                                                         -------------
         PHARMACEUTICALS - 12.2%
         Alcon, Inc............................. 109,705     8,628,298
         Amgen, Inc.*........................... 120,850     6,594,784
         Celgene Corp.*(a)...................... 104,595     5,989,110
         Elan Corp. Plc (ADR)*(a)............... 132,240     3,271,617
         Eli Lilly & Co.........................  65,725     4,594,835
         Forest Laboratories, Inc.*.............  59,635     3,377,130
         Genentech, Inc.*....................... 109,395     6,147,999
         MGI Pharma, Inc.*(a)................... 208,720     5,637,527

                       See notes to financial statements

MET INVESTORS SERIES TRUST
JANUS AGGRESSIVE GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        PHARMACEUTICALS - CONTINUED
        Pharmion Corp.*...........................  17,305 $     846,561
        Roche Holding AG..........................  91,246     9,037,866
        Sanofi-Synthelabo S.A.....................  51,470     3,266,440
        Teva Pharmaceutical Industries, Ltd. (ADR)  63,703     4,286,575
                                                           -------------
                                                              61,678,742
                                                           -------------
        RETAIL - MULTILINE - 0.8%
        LVMH Moet Hennessy Louis Vuitton S.A......  56,557     4,095,633
                                                           -------------
        RETAIL - SPECIALTY - 7.2%
        Bed Bath & Beyond, Inc.*.................. 186,205     7,159,582
        Best Buy Co., Inc......................... 114,370     5,803,134
        Lowe's Companies, Inc..................... 104,000     5,465,200
        The Gap, Inc.............................. 513,485    12,452,012
        Tiffany & Co.............................. 153,685     5,663,292
                                                           -------------
                                                              36,543,220
                                                           -------------
        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 6.9%
        Advanced Micro Devices, Inc.*(a).......... 310,625     4,938,937
        Intel Corp................................ 222,000     6,127,200
        Maxim Integrated Products, Inc............ 293,435    15,381,863
        Texas Instruments, Inc.................... 348,595     8,429,027
                                                           -------------
                                                              34,877,027
                                                           -------------
        SOFTWARE - 7.2%
        Check Point Software Technologies, Ltd.*.. 172,655     4,659,958
        Electronic Arts, Inc.*.................... 148,270     8,088,129
        Mercury Interactive Corp.*................ 129,455     6,450,743
        Microsoft Corp............................ 367,645    10,499,941
        SAP AG....................................  40,198     6,671,993
                                                           -------------
                                                              36,370,764
                                                           -------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 4.3%
        Cisco Systems, Inc.*...................... 658,930    15,616,641
        Motorola, Inc............................. 318,975     5,821,294
                                                           -------------
                                                              21,437,935
                                                           -------------
        TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
        Amdocs, Ltd.*.............................  21,775       510,188
        Nextel Partners, Inc. - Class A*(a).......  23,795       378,817
                                                           -------------
                                                                 889,005
                                                           -------------
        Total Common Stocks
        (Cost $437,084,246)                                  487,198,665
                                                           -------------

     ---------------------------------------------------------------------
     SECURITY                                    SHARES/PAR     VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 12.2%
     U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 4.0%
     Federal Home Loan Bank, 1.200%,
       due 07/01/04............................. $20,400,000 $ 20,400,000
                                                             ------------
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  41,375,108   41,375,108
                                                             ------------
     Total Short-Term Investments
     (Cost $61,775,108)                                        61,775,108
                                                             ------------

     TOTAL INVESTMENTS - 108.9%
     (Cost $498,859,354)                                      548,973,773

     Other Assets and Liabilities (net) - (8.9%)              (45,053,151)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $503,920,622
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     DOMESTIC BONDS & DEBT SECURITIES - 88.5%
     AEROSPACE & DEFENSE - 0.3%
     General Dynamics Corp. 2.125%, due
       05/15/06................................ $    325,000 $     319,828
     Lockheed Martin Corp. 8.500%, due
       12/01/29................................      100,000       125,807
                                                             -------------
                                                                   445,635
                                                             -------------
     ASSET-BACKED SECURITIES - 10.6%
     American Express Credit Account Master,
       Class A 1.690%, due 01/15/09(d).........      715,000       696,803
     AmeriCredit Automobile Receivables Trust,
       Class A
       2.750%, due 10/09/07(d).................      285,000       285,277
      3.480%, due 05/06/10(d)..................      450,000       450,319
     Capital Auto Receivables Asset Trust
       1.960%, due 01/15/09(d).................      545,000       527,443
     Capital One Auto Financial Trust 3.180%,
       due 09/15/10(d).........................      220,000       216,638
     Capital One Master Trust 4.600%, due
       08/17/09(d).............................      820,000       843,450
     Capital One Multi-Asset Execution Trust
       3.650%, due 07/15/11(d).................    1,000,000       979,603
     Capital One Multi-Asset Execution Trust, -
       Class A1 1.628%, due 01/15/09(d)^.......    1,450,000     1,457,548
     Citibank Credit Card Issuance Trust
       2.550%, due 01/20/09(d).................    1,490,000     1,460,281
     Citibank Credit Card Master Trust 6.150%,
       due 03/10/11 - Class B(d)...............    1,230,000     1,324,800
     Countrywide Asset-Backed Certificates
       3.613%, due 04/25/30....................      375,000       373,982
      5.413%, due 01/25/34.....................      340,000       334,848
     Ford Credit Auto Owner Trust 3.540%, due
       11/15/08................................      380,000       379,290
     Honda Auto Receivables Owner Trust
       3.300%, due 06/16/08....................    1,500,000     1,499,063
     Long Beach Mortgage Loan Trust 1.640%,
       due 08/25/33^...........................      987,580       989,842
     M&I Auto Loan Trust 2.970%, due
       04/20/09................................      275,000       271,656
     Morgan Stanley Auto Loan Trust, Class A
       2.170%, due 04/15/11....................      415,000       406,002
     Onyx Acceptance Owner Trust 2.660%, due
       05/17/10................................      400,000       392,481
     Option One Mortgage Loan Trust 1.620%,
       due 08/25/33^...........................      322,540       323,111
     Peco Energy Transition Trust, 1999-A A4
       5.800%, due 03/01/07....................      312,839       318,998
     PSE&G Transition Funding LLC 6.610%, due
       06/15/15................................      470,000       519,539

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      ASSET-BACKED SECURITIES - CONTINUED
      Residential Asset Securities Corp.
        3.372%, due 11/25/28................... $    445,000 $     442,577
       1.550%, due 07/25/32^...................      231,835       231,979
       1.590%, due 07/25/33^...................      524,143       524,825
      SLM Student Loan Trust 2.990%, due
        12/15/22 (144A)........................      910,000       902,624
      Triad Automobile Receivables Owner Trust
        3.200%, due 12/13/10...................      465,000       457,916
      Volkswagen Auto Loan Enhanced Trust
        2.940%, due 03/22/10...................      550,000       541,785
      Wachovia Asset Securitization 1.560%, due
        07/25/33^..............................      576,229       577,243
      WFS Financial Owner Trust 3.150%, due
        05/20/11...............................      350,000       346,616
                                                             -------------
                                                                18,076,539
                                                             -------------
      AUTOMOBILES - 1.1%
      DaimlerChrysler NA Holdings 7.200%, due
        09/01/09...............................      255,000       279,046
      General Motors Corp.
        7.200%, due 01/15/11(a)................      555,000       582,281
       8.250%, due 07/15/23....................      180,000       188,965
       8.375%, due 07/15/33....................      625,000       663,423
      TRW Automotive, Inc. 9.375%, due
        02/15/13...............................       76,000        86,070
                                                             -------------
                                                                 1,799,785
                                                             -------------
      BANKS - 4.0%
      Abbey National Capital Trust 8.963%, due
        12/29/49(d)^...........................       80,000       100,053
      ABN Amro NA Holding Capital 6.523%,
        due 12/29/49 (144A)(b)(d)^.............      425,000       448,785
      ANZ Capital Trust 5.360%, due 12/29/49
        (144A)(b)(d)...........................      685,000       656,478
      Cadets Trust 4.800%, due 07/15/13
        (144A)(d)..............................      220,000       206,295
      Fleet Boston Corp. 7.375%, due
        12/01/09...............................       70,000        79,021
      HSBC Capital Funding LP
        4.610%, due 12/29/49 (144A)(b)^........      585,000       530,325
       9.547%, due 12/31/49 (144A)(b)^.........      350,000       427,695
      Independence Community Bank Corp.
        3.750%, due 04/01/14^..................      365,000       347,665
      KBC Bank Funding Trust III 9.860%, due
        11/29/49 (144A)(b)^....................      215,000       263,249
      Popular N.A. 4.700%, due 06/30/09........      455,000       455,899
      Rabobank Capital Fund II 5.260%, due
        12/29/49 (144A)(b)^....................      305,000       295,686
      RBS Capital Trust I
        4.709%, due 12/29/49^..................      760,000       701,954
       6.425%, due 12/29/49^...................      120,000       115,285

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     BANKS - CONTINUED
     SunTrust Banks, Inc. 2.500%, due
       11/01/06................................ $    525,000 $     514,643
     US Bank NA 2.850%, due 11/15/06...........      695,000       694,328
     Westpac Capital Trust III 5.819%, due
       12/29/49 (144A)(b)^.....................      450,000       447,860
     Westpac Capital Trust IV 5.256%, due
       12/29/49 (144A)(b)......................      550,000       507,760
                                                             -------------
                                                                 6,792,981
                                                             -------------
     CHEMICALS - 0.4%
     Dow Chemical Co. 7.375%, due
       11/01/29................................       70,000        76,393
     Huntsman International LLC 9.875%, due
       03/01/09................................       70,000        75,950
     ICI Wilmington, Inc. 5.625%, due
       12/01/13................................      340,000       332,945
     Lyondell Chemical Co. 10.875%, due
       05/01/09(a).............................      120,000       126,000
     PolyOne Corp. 10.625%, due
       05/15/10(a).............................      120,000       127,800
                                                             -------------
                                                                   739,088
                                                             -------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 7.6%
     Banc of America Commercial Mortgage, Inc.
       4.429%, due 11/10/39....................    3,070,000     2,958,209
      5.061%, due 03/11/41.....................    1,025,000     1,009,168
     Bear Stearns Commercial Mortgage
       Securities, Inc. 4.680%, due
       08/13/39................................      980,000       940,791
     Countrywide Home Loans 5.500%, due
       08/25/33................................      788,888       801,135
     CS First Boston Mortgage Securities Corp.
       6.380%, due 12/16/35....................    1,075,000     1,160,281
     Greenwich Capital Commercial Funding
       Corp. 4.111%, due 07/05/35..............      575,000       530,646
     LB-UBS Commercial Mortgage Trust
       3.246%, due 03/01/29....................      510,000       486,323
      4.685%, due 07/15/32.....................      890,000       854,245
     Morgan Stanley Capital I, Inc. 4.660%, due
       09/13/45................................      990,000       943,317
     Morgan Stanley Dean Witter Capital
       4.920%, due 03/12/35....................      495,000       485,286
     Wachovia Bank Commercial Mortgage Trust
       4.980%, due 11/15/34....................    2,790,000     2,751,421
                                                             -------------
                                                                12,920,822
                                                             -------------
     COMMERCIAL SERVICES & SUPPLIES - 0.3%
     Allied Waste North America, Inc.
       6.125%, due 02/15/14 (144A)(b)(d).......      315,000       289,800
      7.375%, due 04/15/14 (144A)(b)(d)........       15,000        14,662

      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      COMMERCIAL SERVICES & SUPPLIES - CONTINUED
      Iron Mountain, Inc. 6.625%, due
        01/01/16.............................. $     70,000 $      64,050
      Von Hoffmann Corp. 10.250%, due
        03/15/09..............................       90,000        93,038
      Xerox Corp. 7.625%, due 06/15/13........       50,000        51,375
                                                            -------------
                                                                  512,925
                                                            -------------
      COMPUTERS & PERIPHERALS - 0.1%
      Electronic Data System Corp. 6.000%, due
        08/01/13..............................      120,000       114,807
      Unisys Corp. 6.875%, due 03/15/10.......       85,000        87,975
                                                            -------------
                                                                  202,782
                                                            -------------
      CONTAINERS & PACKAGING - 0.1%
      Owens-Brockway Glass Container
        8.875%, due 02/15/09..................      150,000       162,750
       7.750%, due 05/15/11...................       55,000        57,475
                                                            -------------
                                                                  220,225
                                                            -------------
      ELECTRIC UTILITIES - 2.9%
      AEP Texas Central Co. 5.500%, due
        02/15/13(a)(d)........................      260,000       260,655
      Alabama Power Co. 2.800%, due
        12/01/06(d)...........................      250,000       246,818
      Arizona Public Service Co. 4.650%, due
        05/15/15(a)(d)........................      165,000       149,957
      Columbus Southern Power Co. 5.500%, due
        03/01/13(d)...........................      115,000       115,762
      Dominion Resources, Inc., Series A
        8.125%, due 06/15/10..................      335,000       387,054
      DTE Energy Co. 6.375%, due 04/15/33.....      260,000       244,254
      Duke Capital Corp. 6.250%, due
        02/15/13(a)...........................      615,000       624,537
      FPL Group Capital, Inc. 7.625%, due
        09/15/06..............................      405,000       441,776
      Pacific Gas & Electric Co.
        4.200%, due 03/01/11..................      240,000       228,854
       4.800%, due 03/01/14...................      265,000       251,574
      Pacificorp 4.300%, due 09/15/08.........      250,000       250,234
      Pepco Holdings, Inc.
        6.450%, due 08/15/12..................       90,000        93,370
       7.450%, due 08/15/32(a)................      180,000       191,055
      PSEG Power 5.500%, due 12/01/15(a)......      420,000       402,075
      Southern California Edison Co.
        5.000%, due 01/15/14(a)...............      180,000       175,448
       6.000%, due 01/15/34...................      105,000       100,948
      TXU Energy Co. 7.000%, due 03/15/13.....      355,000       387,213
      Westar Energy, Inc. 6.000%, due
        07/01/14..............................      365,000       371,523
                                                            -------------
                                                                4,923,107
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     ENERGY EQUIPMENT & SERVICES - 0.1%
     Calpine Corp. 8.750%, due 07/15/13
       (144A)(b)(a)(d)........................... $    85,000 $      70,125
     Peabody Energy Corp. 6.875%, due
       03/15/13..................................      70,000        71,225
                                                              -------------
                                                                    141,350
                                                              -------------
     FINANCIALS - DIVERSIFIED - 6.1%
     American General Finance Corp.
       3.000%, due 11/15/06(d)...................     605,000       598,150
      4.500%, due 11/15/07(d)....................     280,000       284,629
     Capital One Financial Corp. 8.750%, due
       02/01/07(d)...............................     705,000       780,613
     Credit Suisse First Boston USA, Inc. 5.125%,
       due 01/15/14(a)...........................     260,000       251,730
     Ford Motor Credit Co.
       7.375%, due 10/28/09......................      60,000        64,104
      7.875%, due 06/15/10.......................   1,070,000     1,165,615
      7.000%, due 10/01/13(a)....................     920,000       930,276
     General Electric Capital Corp., Series A
       5.450%, due 01/15/13......................     375,000       380,858
      6.750%, due 03/15/32.......................     165,000       177,954
     Goldman Sachs Group, Inc.
       6.600%, due 01/15/12......................     175,000       188,596
      5.700%, due 09/01/12.......................      55,000        55,881
      4.750%, due 07/15/13.......................     290,000       272,916
      6.345%, due 02/15/34.......................     395,000       372,125
     ING Capital Funding Trust III 8.439%, due
       12/31/49^.................................     200,000       232,589
     Mantis Reef, Ltd. 4.692%, due 11/14/08
       (144A)(b).................................      65,000        64,261
     Mizuho Financial Group, Inc.
       8.790%, due 12/29/49 (144A)(b)............     390,000       429,000
      9.870%, due 12/29/49 (144A)(b)^............     410,000       464,175
     Morgan Stanley
       3.875%, due 01/15/09......................      20,000        19,492
      4.750%, due 04/01/14.......................     310,000       286,557
     National Rural Utilities Cooperative Finance
       Corp. 3.875%, due 02/15/08(a).............     250,000       249,500
     Nisource Finance Corp. 6.150%, due
       03/01/13..................................     475,000       492,954
     Pricoa Global Funding I 3.900%, due
       12/15/08 (144A)...........................     655,000       643,767
     Prudential Holdings LLC 8.695%, due
       12/18/23 (144A)(b)........................     150,000       180,531
     SLM Corp. 5.625%, due 04/10/07..............     775,000       814,940
     TRAINS HY-2004-1 8.218%, due 08/01/15
       (144A)(b)(f)^.............................     920,000       956,236
                                                              -------------
                                                                 10,357,449
                                                              -------------

      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      FOOD & DRUG RETAILING - 0.3%
      Safeway, Inc. 4.125%, due 11/01/08........ $   480,000 $     470,303
      Ingles Markets, Inc. 8.875%, due
        12/01/11................................      90,000        92,925
                                                             -------------
                                                                   563,228
                                                             -------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 0.0%
      Medex, Inc. 8.875%, due 05/15/13..........      35,000        37,100
                                                             -------------
      HEALTH CARE PROVIDERS & SERVICES - 0.6%
      HCA, Inc. 5.250%, due 11/06/08............     450,000       447,645
      Tenet Healthcare Corp. 5.000%, due
        07/01/07(a).............................     100,000       100,000
      UnitedHealth Group, Inc. 3.300%, due
        01/30/08................................     340,000       332,605
      Fresenius Medical Capital Trust II 7.875%,
        due 02/01/08............................      85,000        89,675
                                                             -------------
                                                                   969,925
                                                             -------------
      HOMEBUILDERS - 0.1%
      Toll Brothers, Inc. 5.950%, due
        09/15/13(a).............................     180,000       181,057
                                                             -------------
      HOUSEHOLD DURABLES - 0.6%
      Centex Corp. 5.700%, due
        05/15/14(a)(d)..........................     280,000       274,496
      D.R. Horton, Inc. 8.500%, due 04/15/12....      60,000        66,600
      KB Home 5.750%, due 02/01/14..............     430,000       397,750
      Pulte Homes, Inc. 5.250%, due 01/15/14....     290,000       274,322
      Standard Pacific Corp. 6.875%, due
        05/15/11................................      85,000        83,513
                                                             -------------
                                                                 1,096,681
                                                             -------------
      INSURANCE - 1.3%
      Ace Ina Holdings, Inc. 5.875%, due
        06/15/14(d).............................     265,000       268,600
      Arch Capital Group Limited 7.350%, due
        05/01/34(d).............................     205,000       206,982
      Assurant, Inc.
        5.625%, due 02/15/14(d).................      80,000        78,688
       6.750%, due 02/15/34(d)..................     105,000       104,239
      Fund American Co, Inc. 5.875%, due
        05/15/13................................     245,000       244,896
      Genworth Financial, Inc.
        5.750%, due 06/15/14....................     265,000       268,115
       6.500%, due 06/15/34.....................      95,000        95,937
      Liberty Mutual Group, Inc. 5.750%, due
        03/15/14 (144A)(b)......................     535,000       517,243
      Nationwide Financial Services, Inc.
        6.250%, due 11/15/11....................      55,000        58,757
       5.900%, due 07/01/12.....................      60,000        62,457
      Penn Mutual Life Insurance Co. 6.650%, due
        06/15/34 (144A)(b)......................     230,000       229,552
                                                             -------------
                                                                 2,135,466
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

    ------------------------------------------------------------------------
    SECURITY                                          PAR         VALUE
    DESCRIPTION                                      AMOUNT      (NOTE 2)
    ------------------------------------------------------------------------

    MEDIA - 0.8%
    Comcast Corp. 7.050%, due
      03/15/33(d)................................ $     75,000 $      77,934
    Echostar DBS Corp. 6.375%, due
      10/01/11...................................       70,000        69,300
    Liberty Media Corp. 5.700%, due
      05/15/13...................................       90,000        88,813
    Mediacom LLC 9.500%, due 01/15/13............       70,000        67,900
    MediaNews Group, Inc. 6.875%, due
      10/01/13...................................       85,000        80,750
    News America Holdings, Inc.
      8.250%, due 08/10/18.......................      110,000       131,113
     7.280%, due 06/30/28........................       25,000        27,144
    Tele-Communications TCI Group 7.875%,
      due 02/15/26...............................      175,000       198,037
    Time Warner, Inc.
      7.625%, due 04/15/31.......................      430,000       466,707
     7.700%, due 05/01/32........................      100,000       109,571
                                                               -------------
                                                                   1,317,269
                                                               -------------
    METALS & MINING - 0.0%
    Arch Western Finance 6.750%, due
      07/01/13 (144A)(b)(d)......................       85,000        85,425
                                                               -------------
    MUNICIPALS - 0.8%
    California Street Department of
      Transportation Revenue
      5.000%, due 02/01/14(d)....................      255,000       274,681
    Chicago Illinois Board of Education
      5.000%, due 12/01/14(d)....................       25,000        26,801
     5.000%, due 12/01/15(d).....................       50,000        53,081
     5.000%, due 12/01/16(d).....................      100,000       105,646
     5.000%, due 12/01/17(d).....................       70,000        73,473
     5.000%, due 12/01/18(d).....................       65,000        68,769
    Colorado Department of
      Transportation Revenue
      5.000%, due 12/15/14(d)....................       25,000        26,939
     5.000%, due 12/15/15(d).....................      155,000       166,169
     5.000%, due 12/15/16(d).....................       80,000        85,155
    New Jersey State
      5.000%, due 04/01/14.......................       55,000        59,258
     5.000%, due 04/01/15........................       55,000        59,258
     5.000%, due 04/01/16........................       55,000        58,801
     5.000%, due 04/01/17........................       60,000        63,701
    Ohio State Common Schools - Series A
      5.000%, due 06/15/14.......................       20,000        21,542
     5.000%, due 06/15/16........................       25,000        26,444
    South Carolina State Public Service Authority
      5.000%, due 01/01/14.......................       10,000        10,767
     5.000%, due 01/01/15........................       15,000        16,040
     5.000%, due 01/01/16........................       25,000        26,491
     5.000%, due 01/01/17........................       40,000        42,098

     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     MUNICIPALS - CONTINUED
      5.000%, due 01/01/18..................... $     60,000 $      62,672
      5.000%, due 01/01/19.....................       40,000        41,499
                                                             -------------
                                                                 1,369,285
                                                             -------------
     OIL & GAS - 1.2%
     Amerada Hess Corp.
       6.650%, due 08/15/11(d).................      175,000       185,448
      7.300%, due 08/15/31(d)..................       60,000        61,101
     Anadarko Finance Co., Series B 7.500%,
       due 05/01/31(d).........................       45,000        51,396
     Enterprise Products Partners LP, Series B
       6.375%, due 02/01/13....................      175,000       173,626
     Halliburton Company 5.500%, due
       10/15/10................................      305,000       308,971
     Husky Energy Inc. 6.150%, due
       06/15/19................................      215,000       216,412
     Kerr-McGee Corp. 6.950%, due
       07/01/24................................      235,000       234,870
     Kinder Morgan Energy Partners
       7.400%, due 03/15/31....................      225,000       240,473
      7.300%, due 08/15/33.....................       90,000        95,248
     Plains All American Pipeline LP 5.625%,
       due 12/15/13 (144A)(b)..................      350,000       333,991
     Reliant Resource, Inc. 9.500%, due
       07/15/13................................      120,000       129,900
     Transcontinental Gas Pipe Line Corp.
       8.875%, due 07/15/12....................       35,000        39,725
     Williams Companies, Inc. (The) 8.125%,
       due 03/15/12............................       35,000        37,538
                                                             -------------
                                                                 2,108,699
                                                             -------------
     PAPER & FOREST PRODUCTS - 0.1%
     Georgia-Pacific Corp. 7.375%, due
       07/15/08................................       15,000        16,050
     International Paper Co. 5.850%, due
       10/30/12................................      115,000       116,995
                                                             -------------
                                                                   133,045
                                                             -------------
     PHARMACEUTICALS - 0.3%
     Hospira, Inc. 4.950%, due 06/15/09
       (144A)(b)...............................      305,000       307,048
     Wyeth 6.450%, due 02/01/24................      160,000       152,562
                                                             -------------
                                                                   459,610
                                                             -------------
     REAL ESTATE - 0.3%
     Cendant Corp. 7.125%, due
       03/15/15(d).............................      240,000       263,340
     IStar Financial, Inc. 6.000%, due 12/15/10
       (REIT)..................................      225,000       224,718
                                                             -------------
                                                                   488,058
                                                             -------------

     RETAIL - MULTILINE - 0.0%
     Federated Department Stores, Inc.
       6.300%, due 04/01/09....................       60,000        64,305
                                                             -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
      Sprint Capital Corp.
        6.900%, due 05/01/19.................. $    220,000 $     221,821
       8.750%, due 03/15/32...................      215,000       251,253
      Verizon Global Funding Corp.
        7.375%, due 09/01/12(a)...............      185,000       208,406
       7.750%, due 12/01/30...................      145,000       163,349
      Verizon New York, Inc.
        6.875%, due 04/01/12..................      325,000       348,962
                                                            -------------
                                                                1,193,791
                                                            -------------
      TELECOMMUNICATION SERVICES - WIRELESS - 1.0%
      AT&T Wireless Services, Inc.
        7.875%, due 03/01/11(d)...............      260,000       296,130
       8.125%, due 05/01/12(d)................        5,000         5,789
       8.750%, due 03/01/31(d)................      245,000       299,565
      Comcast Cable Communications Holdings
        8.375%, due 03/15/13(d)...............      506,000       594,962
      Nextel Communications, Inc. 7.375%, due
        08/01/15..............................       70,000        71,050
      Rogers Wireless, Inc. 6.375%, due
        03/01/14 (144A)(b)....................      435,000       402,375
                                                            -------------
                                                                1,669,871
                                                            -------------
      TRANSPORTATION - 0.1%
      Norfolk Southern Corp. 7.800%, due
        05/15/27..............................      100,000       116,229
      Union Pacific Corp. 6.625%, due
        02/01/29..............................       50,000        51,524
                                                            -------------
                                                                  167,753
                                                            -------------
      U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 34.9%
      Federal Home Loan Mortgage Corp.
        5.500%, due TBA(c)....................    3,945,000     3,927,741
       6.000%, due TBA(c).....................    6,500,000     6,609,687
      Federal National Mortgage Association
        5.000%, due TBA(c)....................   14,500,000    14,512,500
       5.500%, due TBA(c).....................   17,000,000    16,920,305
       6.000%, due TBA(c).....................    6,500,000     6,609,688
      Government National Mortgage Association
        5.500%, due TBA(c)....................    3,800,000     3,794,064
       6.000%, due TBA(c).....................    7,000,000     7,168,434
                                                            -------------
                                                               59,542,419
                                                            -------------
      U.S. GOVERNMENT AGENCY - 1.3%
      Federal Home Loan Mortgage Corp.
        6.250%, due 07/15/32..................    1,785,000     1,886,586
                                                            -------------
      Federal National Mortgage Association
        6.625%, due 11/15/30..................      335,000       369,891
                                                            -------------

       -----------------------------------------------------------------
       SECURITY                                   PAR         VALUE
       DESCRIPTION                               AMOUNT      (NOTE 2)
       -----------------------------------------------------------------

       U.S. TREASURY SECURITIES - 10.5%
       U.S. Treasury Bond
         8.875%, due 02/15/19(d)............. $    435,000 $     602,407
        7.875%, due 02/15/21(d)..............    1,000,000     1,291,172
        6.125%, due 11/15/27(d)..............      875,000       959,116
        5.250%, due 02/15/29(d)..............      220,000       215,772
        5.375%, due 02/15/31(d)..............    3,095,000     3,122,447
                                                           -------------
                                                               6,190,914
                                                           -------------
       U.S. Treasury Note
         3.875%, due 05/15/09(d).............      550,000       552,019
        4.000%, due 06/15/09(d)..............    4,720,000     4,761,857
        4.250%, due 11/15/13(d)..............    1,420,000     1,382,559
        4.750%, due 05/15/14(d)..............    4,970,000     5,023,393
                                                           -------------
                                                              17,910,742
                                                           -------------
       Total Domestic Bonds & Debt Securities
       (Cost $151,124,059)                                   150,882,894
                                                           -------------

       FOREIGN BONDS & DEBT SECURITIES - 7.4%
       ARUBA - 0.1%
       UFJ Financial Aruba AEC 6.750%, due
         07/15/13............................      220,000       227,879
                                                           -------------
       AUSTRALIA - 0.1%
       QBE Insurance Group, Ltd. 5.647%, due
         07/01/23 (144A)(b)^.................      155,000       147,705
                                                           -------------
       BAHAMAS - 0.1%
       Teekay Shipping Corp. 8.875%, due
         07/15/11............................       85,000        94,456
                                                           -------------
       BRAZIL - 0.2%
       Federal Republic of Brazil
         14.500%, due 10/15/09...............      100,000       117,000
        10.000%, due 08/07/11................      115,000       112,125
        8.000%, due 04/15/14.................       70,366        64,315
        12.750%, due 01/15/20................       55,000        58,193
                                                           -------------
                                                                 351,633
                                                           -------------
       CANADA - 0.7%
       Abitibi Consolidated, Inc. 6.000%, due
         06/20/13(d).........................       15,000        13,351
       Bombardier, Inc. 6.300%, due 05/01/14
         (144A)(b)(a)(d).....................      115,000        97,845
       Canadian National Railway Co. (Yankee)
         6.900%, due 07/15/28(d).............      165,000       179,133
       NOVA Chemicals Corp. 6.500%, due
         01/15/12............................      345,000       341,550
       Quebecor World, Inc. 6.125%, due
         11/15/13............................      340,000       324,446
       Tembec Industries, Inc. 8.500%, due
         02/01/11............................      170,000       172,550
                                                           -------------
                                                               1,128,875
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                       PAR         VALUE
     DESCRIPTION                                   AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     CAYMAN ISLANDS - 0.3%
     Hutchison Whampoa International, Ltd.
       6.250%, due 01/24/14 (144A)(a)(b)........ $   245,000 $     238,024
     Mizuho Finl Group Cayman Ltd 5.790%, due
       04/15/14 (144A)(b).......................     315,000       310,212
                                                             -------------
                                                                   548,236
                                                             -------------
     COLOMBIA - 0.3%
     Republic of Colombia 9.750%, due
       04/09/11.................................     419,874       466,060
                                                             -------------
     DENMARK - 0.3%
     Danske Bank A/S 5.914%, due 12/29/49
       (144A)(b)^...............................     465,000       472,202
                                                             -------------
     FRANCE - 0.6%
     AXA S.A. (Yankee) 8.600%, due
       12/15/30(d)..............................     270,000       331,618
     Crown European Holdings S.A. 9.500%, due
       03/01/11.................................      80,000        87,600
     France Telecom S.A. 9.500%, due
       03/01/31.................................     165,000       207,668
     France Telecom S.A., 8.750%/ 8.500%, due
       03/01/11+................................     400,000       464,130
                                                             -------------
                                                                 1,091,016
                                                             -------------
     GERMANY - 0.3%
     Deutsche Telekom Finance B.V. (Yankee)
       8.750%, due 06/15/30.....................      50,000        61,032
     Deutsche Telekom International Finance
       5.250%, due 07/22/13.....................     185,000       180,423
     Deutsche Telekom International Finance
       (Yankee) 8.500%, due 06/15/10............     310,000       362,684
                                                             -------------
                                                                   604,139
                                                             -------------
     ITALY - 0.2%
     Telecom Italia Capital 4.000%, due 11/15/08
       (144A)(b)................................     270,000       265,495
                                                             -------------
     KOREA - 0.7%
     Industrial Bank of Korea 4.000%, due
       05/19/14 (144A)(b)^......................     225,000       210,750
     Korea First Bank 7.267%, due 03/03/34
       (144A)(b)................................     485,000       467,073
     Woori Bank Korea 5.750%, due 03/13/14
       (144A)(b)................................     550,000       543,761
                                                             -------------
                                                                 1,221,584
                                                             -------------
     MEXICO - 0.8%
     Pemex Project Funding Master Trust
       8.625%, due 02/01/22.....................     144,000       150,480
     United Mexican States
       9.875%, due 02/01/10.....................     120,000       144,480
      8.375%, due 01/14/11......................     185,000       209,513
      6.375%, due 01/16/13......................     285,000       285,142

       ------------------------------------------------------------------
       SECURITY                                    PAR         VALUE
       DESCRIPTION                                AMOUNT      (NOTE 2)
       ------------------------------------------------------------------

       MEXICO - CONTINUED
        11.500%, due 05/15/26.................. $   130,000 $     182,585
        8.300%, due 08/15/31...................     325,000       341,250
                                                            -------------
                                                                1,313,450
                                                            -------------
       NORWAY - 0.1%
       Den Norske Bank 7.729%, due 06/29/49
         (144A)(b).............................     115,000       131,178
                                                            -------------
       PERU - 0.2%
       Republic of Peru 8.375%, due 05/03/16...     345,000       322,575
                                                            -------------
       RUSSIA - 0.5%
       Russian Federation
         8.750%, due 07/24/05..................     395,000       415,737
        5.000%, due 03/31/30...................     385,000       352,179
       Ukraine Government 6.875%, due 03/04/11
         (144A)(b).............................     175,000       165,375
                                                            -------------
                                                                  933,291
                                                            -------------
       SWEDEN - 0.6%
       Nordbanken AB 8.950%, due 11/29/49
         (144A)(b)^............................     305,000       361,968
       Skandinaviska Enskilda Baken AB 4.958%,
         due 03/29/49 (144A)(b)^...............     415,000       388,686
       Swedbank 9.000%, due 12/29/49
         (144A)(b)^............................     180,000       214,504
                                                            -------------
                                                                  965,158
                                                            -------------
       UNITED KINGDOM - 1.3%
       BP Capital Markets Plc 2.750%, due
         12/29/06(d)...........................     380,000       375,384
       British Telecom Plc 8.375%, due
         12/15/10(d)...........................     190,000       222,167
       HBOS Capital Funding LP 6.071%, due
         06/30/49 (144A)(b)^...................     345,000       347,020
       HBOS Plc 5.375%, due 11/01/49
         (144A)(b)^............................     485,000       468,241
       Northern Rock Plc 5.600%, due 04/30/49
         (144A)(b).............................     500,000       486,713
       Royal Bank of Scotland Group Plc 7.648%,
         due 08/31/49..........................      50,000        56,309
       Standard Chartered Bank 8.000%, due
         05/30/31 (144A)(b)....................     235,000       278,654
                                                            -------------
                                                                2,234,488
                                                            -------------
       Total Foreign Bonds & Debt Securities
       (Cost $12,560,560)                                      12,519,420
                                                            -------------

       SHORT-TERM INVESTMENTS - 41.1%
       U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 6.8%
       Federal Home Loan Bank Consolidated
         Discount Note
         1.250%, due 07/01/04(d)...............   3,031,000     3,031,000
        1.210%, due 07/23/04(d)................   4,250,000     4,246,857

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                      PAR         VALUE
      DESCRIPTION                                  AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - CONTINUED
      Federal National Mortgage Association
        Discount Note 1.430%, due
        09/22/04(d)............................ $  4,250,000 $   4,235,988
                                                             -------------
                                                                11,513,845
                                                             -------------
      COMMERCIAL PAPER - 31.4%
      Alliance & Leicester Plc 1.085%, due
        07/15/04(d)............................    1,997,000     1,996,157
      Aspen Funding Corp. 1.180%, due
        07/12/04 (144A)(d).....................    2,000,000     1,999,279
      Atlantis One Funding Corp. 1.070%, due
        10/01/04 (144A)(b)(d)..................    2,000,000     1,994,531
      Bankamerica Corp. 1.060%, due
        07/06/04(d)............................    2,000,000     1,999,706
      Banque Generale du Luxembourg SA
        1.085%, due 07/12/04(d)................    2,000,000     1,999,337
      Charta Corp. 1.070%, due 07/06/04
        (144A)(d)..............................    3,400,000     3,399,495
      Compass Securities 1.240%, due
        07/22/04 (144A)(d).....................    2,000,000     1,998,553
      Crown Point Capital Company 1.170%, due
        08/06/04 (144A)(d).....................    2,000,000     1,997,660
      Danske Corp. 1.120%, due 07/30/04(d).....    2,000,000     1,998,196
      Edison Asset Securitization 1.140%, due
        10/01/04 (144A)(b)(d)..................    2,160,000     2,153,707
      Fairway Finance Corp. 1.240%, due
        07/20/04 (144A)(d).....................    2,000,000     1,998,691
      Galaxy Funding, Inc. 1.080%, due 07/09/04
        (144A)(d)..............................    2,000,000     1,999,520
      Gemini Securitization Corp. 1.180%, due
        07/12/04 (144A)(b)(d)..................    2,000,000     1,999,279
      Govco Incorporated 1.160%, due 08/10/04
        (144A)(d)..............................    2,000,000     1,997,422
      Grampian Funding LLC 1.130%, due
        07/02/04 (144A)(d).....................    2,000,000     1,999,937

    ------------------------------------------------------------------------
    SECURITY                                      SHARES/PAR      VALUE
    DESCRIPTION                                     AMOUNT       (NOTE 2)
    ------------------------------------------------------------------------

    COMMERCIAL PAPER - CONTINUED
    HSH Nordbank Ag London 1.220%, due
      07/19/04 (144A)(d)........................ $  2,000,000 $   1,998,780
    Natexis Banques Populaires U. S. 1.120%,
      due 08/04/04(d)...........................    2,000,000     1,997,885
    Santander Central Hispano Financial
      Delaware 1.140%, due 10/01/04(d)..........    2,000,000     1,994,173
    Sheffield Receivables Corp. 1.200%, due
      07/16/04 (144A)(d)........................    2,000,000     1,999,000
    Sigma Finance, Inc. 1.090%, due 07/23/04
      (144A)(d).................................    2,000,000     1,998,668
    Silver Tower U.S. Funding, LLC 1.220%, due
      10/15/04 (144A)(d)........................    2,000,000     1,992,816
    Surrey Funding Corp. 1.220%, due
      07/15/04 (144A)(d)........................    2,000,000     1,999,051
    Thames Asset Global Securitization 1.240%,
      due 07/20/04 (144A)(d)....................    2,000,000     1,998,691
    Tulip Funding Corp. 1.080%, due 07/23/04
      (144A)(d).................................    2,000,000     1,998,680
    West LB 1.110%, due 08/04/04
      (144A)(d).................................    2,000,000     1,997,903
    Yorktown Capital LLC 1.220%, due
      07/19/04 (144A)(d)........................    2,000,000     1,998,780
                                                              -------------
                                                                 53,505,897
                                                              -------------
    MONEY MARKET - 2.9%
    State Street Navigator Securities
      Lending Prime Portfolio(e)................    5,017,598     5,017,598
                                                              -------------
    Total Short-Term Investments
    (Cost $70,037,308)                                           70,037,340
                                                              -------------

    TOTAL INVESTMENTS - 137.0%
    (Cost $233,721,927)                                         233,439,654

    Other Assets and Liabilities (net) - (37.0%)                (63,011,858)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 170,427,796
                                                              =============


                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN QUALITY BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

+ Security is a "step" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2004.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d) All or a portion of these securities have been segregated to cover open futures contracts and when-issued/delayed delivery transactions

(e) Represents investment of collateral received from securities lending transactions.

(f) A TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed.

REIT - Real Estate Investment Trust

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the portfolio composition of the Portfolios' holdings at June 30, 2004, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency        53.61%
                  AA                                       0.99
                  A                                       30.65
                  BBB                                     10.58
                  BB                                       2.96
                  B                                        1.21
                                                         ------
                  Total:                                 100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

          -----------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                           SHARES    (NOTE 2)
          -----------------------------------------------------------

          COMMON STOCKS - 97.6%
          AEROSPACE & DEFENSE - 1.9%
          Lockheed Martin Corp.................  18,000 $     937,440
          United Technologies Corp.............  15,570     1,424,344
                                                        -------------
                                                            2,361,784
                                                        -------------
          AIR FREIGHT & LOGISTICS - 1.1%
          United Parcel Service, Inc. - Class B  17,500     1,315,475
                                                        -------------
          AUTO COMPONENTS - 1.4%
          Johnson Controls, Inc................  31,900     1,702,822
                                                        -------------
          BANKS - 4.6%
          Bank of America Corp.................  16,938     1,433,294
          Bank of New York Co., Inc............  52,800     1,556,544
          FirstMerit Corp......................   4,000       105,480
          North Fork Bancorporation, Inc.......  15,700       597,385
          Wells Fargo Co.......................  36,500     2,088,895
                                                        -------------
                                                            5,781,598
                                                        -------------
          BEVERAGES - 3.4%
          Anheuser-Busch Cos., Inc.............  20,800     1,123,200
          Coca-Cola Co.........................  39,100     1,973,768
          PepsiCo, Inc.........................  21,000     1,131,480
                                                        -------------
                                                            4,228,448
                                                        -------------
          BUILDING PRODUCTS - 0.8%
          Masco Corp...........................  32,200     1,003,996
                                                        -------------
          CHEMICALS - 2.5%
          Dow Chemical Co......................   7,700       313,390
          Praxair, Inc.........................  69,780     2,784,920
                                                        -------------
                                                            3,098,310
                                                        -------------
          COMMERCIAL SERVICES & SUPPLIES - 1.2%
          Accenture, Ltd. - Class A*...........  22,278       612,199
          First Data Corp......................   8,300       369,516
          Waste Management, Inc................  16,800       514,920
                                                        -------------
                                                            1,496,635
                                                        -------------
          COMMUNICATIONS EQUIPMENT - 2.4%
          Cisco Systems, Inc.*................. 114,400     2,711,280
          Tellabs, Inc.(a)*....................  38,100       332,994
                                                        -------------
                                                            3,044,274
                                                        -------------
          COMPUTERS & PERIPHERALS - 1.9%
          Dell, Inc.*..........................  29,800     1,067,436
          Hewlett-Packard Co...................  31,400       662,540
          International Business Machines Corp.   7,300       643,495
                                                        -------------
                                                            2,373,471
                                                        -------------
          EDUCATION - 0.2%
          Apollo Group, Inc. - Class A*........   2,700       238,383
                                                        -------------
          ELECTRIC UTILITIES - 2.6%
          Dominion Resources, Inc..............  15,500       977,740
          FPL Group, Inc.......................  10,400       665,080

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         ELECTRIC UTILITIES - CONTINUED
         Pinnacle West Capital Corp.............  16,195 $     654,116
         PPL Corp...............................  19,900       913,410
                                                         -------------
                                                             3,210,346
                                                         -------------
         ELECTRICAL EQUIPMENT - 0.5%
         Cooper Industries, Ltd. - Class A......  11,500       683,215
                                                         -------------
         FINANCIAL SERVICES - 8.5%
         Charles Schwab Corp....................  23,000       221,030
         Chicago Merchantile Exchange (The)(a)..   3,000       433,110
         CIT Group, Inc.........................  27,864     1,066,913
         Citigroup, Inc......................... 104,209     4,845,718
         Legg Mason, Inc........................   4,000       364,040
         Morgan Stanley.........................  55,600     2,934,012
         Wachovia Corp..........................   8,600       382,700
         Washington Mutual, Inc.................   9,400       363,216
                                                         -------------
                                                            10,610,739
                                                         -------------
         FOOD & DRUG RETAILING - 0.5%
         CVS Corp...............................  14,200       596,684
                                                         -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 4.5%
         Boston Scientific Corp.*...............  10,700       457,960
         Guidant Corp...........................  42,472     2,373,335
         Johnson & Johnson, Inc.................  50,172     2,794,581
                                                         -------------
                                                             5,625,876
                                                         -------------
         HEALTH CARE PROVIDERS & SERVICES - 1.3%
         Anthem, Inc.*..........................  11,600     1,038,896
         HCA, Inc...............................  12,600       524,034
                                                         -------------
                                                             1,562,930
                                                         -------------
         HOTELS, RESTAURANTS & LEISURE - 2.9%
         Carnival Corp..........................  36,900     1,734,300
         Hilton Hotels Corp.....................  33,100       617,646
         McDonald's Corp........................  22,600       587,600
         Yum! Brands, Inc.*.....................  19,600       729,512
                                                         -------------
                                                             3,669,058
                                                         -------------
         HOUSEHOLD PRODUCTS - 2.2%
         Colgate-Palmolive Co...................  10,800       631,260
         Procter & Gamble Co....................  39,200     2,134,048
                                                         -------------
                                                             2,765,308
                                                         -------------
         INDUSTRIAL - DIVERSIFIED - 6.7%
         General Electric Co.................... 132,800     4,302,720
         Tyco International, Ltd................ 121,939     4,041,058
                                                         -------------
                                                             8,343,778
                                                         -------------
         INSURANCE - 5.0%
         Ambac Financial Group, Inc.............  24,337     1,787,309
         American International Group, Inc......   8,100       577,368
         RenaissanceRe Holdings, Ltd............  36,900     1,990,755
         Willis Group Holdings, Ltd.............  50,100     1,876,245
                                                         -------------
                                                             6,231,677
                                                         -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                   SHARES   (NOTE 2)
       ------------------------------------------------------------------

       INTERNET & CATALOG RETAIL - 0.8%
       CDW Corp.....................................  8,800 $     561,088
       eBay, Inc.*..................................  5,200       478,140
                                                            -------------
                                                                1,039,228
                                                            -------------
       IT CONSULTING & SERVICES - 0.3%
       Affiliated Computer Services, Inc. - Class A*  7,500       397,050
                                                            -------------
       MEDIA - 3.7%
       Cox Communications, Inc. - Class A*.......... 21,800       605,822
       E.W. Scripps Co. - Class A...................  4,700       493,500
       Gannett Co., Inc.............................  7,300       619,405
       Liberty Media Corp. - Class A................ 67,500       606,825
       Viacom, Inc. - Class B....................... 59,000     2,107,480
       Walt Disney Co...............................  9,800       249,802
                                                            -------------
                                                                4,682,834
                                                            -------------
       METALS & MINING - 2.0%
       Alcoa, Inc................................... 46,416     1,533,121
       United States Steel Corp..................... 27,900       979,848
                                                            -------------
                                                                2,512,969
                                                            -------------
       OIL & GAS - 7.4%
       Anadarko Petroleum Corp......................  6,443       377,560
       ChevronTexaco Corp........................... 12,045     1,133,555
       ConocoPhillips............................... 13,740     1,048,224
       Devon Energy Corp............................ 21,100     1,392,600
       Exxon Mobil Corp............................. 76,700     3,406,247
       GlobalSantaFe Corp........................... 32,000       848,000
       Premcor, Inc.*...............................  5,100       191,250
       Rowan Companies, Inc.*....................... 16,700       406,311
       Unocal Corp.................................. 11,000       418,000
                                                            -------------
                                                                9,221,747
                                                            -------------
       PAPER & FOREST PRODUCTS - 0.4%
       Smurfit-Stone Container Corp.*............... 21,800       434,910
                                                            -------------
       PHARMACEUTICALS - 7.0%
       Amgen, Inc.*................................. 19,400     1,058,658
       Bristol-Myers Squibb Co...................... 14,900       365,050
       Eli Lilly & Co............................... 16,200     1,132,542
       Forest Laboratories, Inc.*...................  9,500       537,985
       Medicis Pharmaceutical Corp. - Class A....... 11,557       461,702
       Merck & Co., Inc............................. 12,600       598,500
       Pfizer, Inc.................................. 97,393     3,338,632
       Sepracor, Inc.(a) *.......................... 14,000       740,600
       Wyeth........................................ 15,400       556,864
                                                            -------------
                                                                8,790,533
                                                            -------------

          ------------------------------------------------------------
          SECURITY                                           VALUE
          DESCRIPTION                             SHARES    (NOTE 2)
          ------------------------------------------------------------

          RETAIL - MULTILINE - 1.4%
          Family Dollar Stores, Inc..............  14,300 $    435,006
          Kohl's Corp.*..........................  20,300      858,284
          Target Corp............................  11,000      467,170
                                                          ------------
                                                             1,760,460
                                                          ------------
          RETAIL - SPECIALTY - 3.6%
          Home Depot, Inc........................  33,100    1,165,120
          Lowe's Companies., Inc.................   9,100      478,205
          NIKE, Inc. - Class B...................   6,300      477,225
          Wal-Mart Stores, Inc...................  44,600    2,353,096
                                                          ------------
                                                             4,473,646
                                                          ------------
          SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.0%
          Altera Corp.*..........................  82,600    1,835,372
          Analog Devices, Inc....................  19,400      913,352
          Intel Corp.............................  30,100      830,760
          Intersil Corp. - Class A...............  20,300      439,698
          Linear Technology Corp.................   9,000      355,230
          Novellus Systems, Inc.*................  18,800      591,072
                                                          ------------
                                                             4,965,484
                                                          ------------
          SOFTWARE - 5.1%
          Mercury Interactive Corp.*.............   9,400      468,402
          Microsoft Corp......................... 117,300    3,350,088
          Oracle Corp.*.......................... 195,300    2,329,929
          VERITAS Software Corp.*................   6,800      188,360
                                                          ------------
                                                             6,336,779
                                                          ------------
          TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.5%
          Corning, Inc.*.........................  42,300      552,438
          Sprint Corp............................  16,200      285,120
          Verizon Communications, Inc............  30,038    1,087,075
                                                          ------------
                                                             1,924,633
                                                          ------------
          TELECOMMUNICATION SERVICES - WIRELESS - 1.7%
          Motorola, Inc..........................  27,400      500,050
          Nextel Communications, Inc. - Class A*.  18,500      493,210
          QUALCOMM, Inc..........................   6,500      474,370
          SBC Communications, Inc................  28,777      697,842
                                                          ------------
                                                             2,165,472
                                                          ------------
          TOBACCO - 1.1%
          Altria Group, Inc......................  28,000    1,401,400
                                                          ------------
          U.S. GOVERNMENT AGENCY - 1.5%
          Federal Home Loan Mortgage Corp........  30,500    1,930,650
                                                          ------------
          Total Common Stocks
          (Cost $111,539,782)                              121,982,602
                                                          ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
J.P. MORGAN SELECT EQUITY PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      SHORT-TERM INVESTMENTS - 3.9%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/04 at 0.100% to
        be repurchased at $3,326,009 on
        07/01/04 collaterized by $3,420,000
        FHLMC 2.450% due 08/25/06 with a
        value of $3,393,519...................... $3,326,000 $  3,326,000
      State Street Navigator Securities Lending
        Prime Portfolio(b).......................  1,325,096    1,325,096
      U.S. Treasury Note,
        1.750%, due 12/31/04..................... $  240,000      240,141
                                                             ------------
      Total Short-Term Investments
      (Cost $4,892,066)                                         4,891,237
                                                             ------------

      TOTAL INVESTMENTS - 101.5%
      (Cost $116,431,848)                                     126,873,839

      Other Assets and Liabilities (net) - (1.5%)              (1,905,532)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $124,968,307
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of these securities have been segregated to cover open futures contracts.

(b) Represents investment of collateral received from securities lending transactions.

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     DOMESTIC BONDS & DEBT SECURITIES -18.6%
     AEROSPACE & DEFENSE - 0.2%
     DRS Technologies, Inc. 6.875%, due
       11/01/13................................... $    40,000 $     39,200
                                                               ------------
     CHEMICALS - 1.1%
     Airgas, Inc. 7.750%, due 09/15/06............      25,000       26,625
     Nalco Co. 8.875%, due 11/15/13
       (144A)(a)..................................     100,000      105,250
     Rayovac Corp. 8.500%, due 10/01/13...........      50,000       52,750
     Terra Industries, Inc. 11.500%, due
       06/01/10...................................      15,000       16,500
                                                               ------------
                                                                    201,125
                                                               ------------
     COMMERCIAL SERVICES & SUPPLIES - 0.5%
     Iron Mountain, Inc. 6.625%, due 01/01/16.....     100,000       91,500
                                                               ------------
     CONSTRUCTION & ENGINEERING - 0.2%
     Shaw Group, Inc. (The) 10.750%, due
       03/15/10...................................      35,000       34,475
                                                               ------------
     CONSTRUCTION MATERIALS - 0.2%
     Trinity Industries, Inc. 6.500%, due 03/15/14
       (144A)(a)..................................      40,000       36,800
                                                               ------------
     CONTAINERS & PACKAGING - 1.8%
     BWAY Corp. 10.000%, due 10/15/10.............      25,000       26,375
     Constar International, Inc. 11.000%, due
       12/01/12...................................      75,000       70,500
     Graham Packaging Holdings Co. 10.750%,
       due 01/15/09...............................      45,000       46,519
     Owens-Brockway Glass Container 7.750%,
       due 05/15/11...............................     100,000      104,500
     Solo Cup Co. 8.500%, due 02/15/14
       (144A)(a)..................................     100,000       93,500
                                                               ------------
                                                                    341,394
                                                               ------------
     ELECTRIC SERVICES - 0.3%
     Mission Energy Holding Co. 13.500%, due
       07/15/08...................................      45,000       50,569
                                                               ------------
     ELECTRICAL EQUIPMENT - 0.2%
     Sensus Metering System, Inc. 8.625%, due
       12/15/13 (144A)(a).........................      35,000       33,775
                                                               ------------
     FOOD & DRUG RETAILING - 0.7%
     Le-Natures, Inc. 10.000%, due 06/15/13
       (144A)(a)..................................      30,000       31,200
     Stater Brothers Holdings, Inc. 8.125%, due
       06/15/12 (144A)(a).........................     100,000      100,875
                                                               ------------
                                                                    132,075
                                                               ------------
     FOOD PRODUCTS - 1.1%
     Dole Food Co., Inc. 8.875%, due 03/15/11.....     125,000      132,813
     Land O Lakes, Inc. 9.000%, due 12/15/10
       (144A)(a)..................................      65,000       68,006
                                                               ------------
                                                                    200,819
                                                               ------------

      --------------------------------------------------------------------
      SECURITY                                       PAR         VALUE
      DESCRIPTION                                   AMOUNT      (NOTE 2)
      --------------------------------------------------------------------

      HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
      Medex, Inc. 8.875%, due 05/15/13........... $    50,000 $     53,000
                                                              ------------
      HEALTH CARE PROVIDERS & SERVICES - 0.4%
      Beverly Enterprises, Inc. 7.875%, due
        06/15/14 (144A)(a).......................      25,000       24,719
      Triad Hospitals, Inc. 7.000%, due
        11/15/13.................................      50,000       47,750
                                                              ------------
                                                                    72,469
                                                              ------------
      HOTELS, RESTAURANTS & LEISURE - 1.9%
      Friendly Ice Cream Corp. 8.375%, due
        06/15/12 (144A)(a).......................      60,000       58,500
      Gaylord Entertainment Co. 8.000%, due
        11/15/13.................................     125,000      127,344
      Hard Rock Hotel, Inc. 8.875%, due
        06/01/13.................................     100,000      101,500
      River Rock Entertainment Authority 9.750%,
        due 11/01/11.............................      50,000       54,750
                                                              ------------
                                                                   342,094
                                                              ------------
      HOUSEHOLD DURABLES - 0.3%
      Fedders North America, Inc. 9.875%, due
        03/01/14 (144A)(a).......................      55,000       50,600
                                                              ------------
      MACHINERY - 0.2%
      Manitowoc, Inc. 7.125%, due 11/01/13.......      30,000       30,150
                                                              ------------
      MARINE - 0.2%
      Great Lakes Dredge & Dock Corp. 7.750%,
        due 12/15/13.............................      50,000       42,500
                                                              ------------
      MEDIA - 2.0%
      Dex Media West LLC 9.875%, due
        08/15/13.................................      70,000       77,175
      Insight Communications Co., Inc., 0.000%/
        12.250%, due 02/15/11+...................     100,000       90,500
      Mediacom LLC 9.500%, due 01/15/13..........     100,000       97,000
      Paxson Communications Corp. 10.750%,
        due 07/15/08.............................     100,000      102,000
                                                              ------------
                                                                   366,675
                                                              ------------
      METALS & MINING - 0.3%
      International Steel Group, Inc. 6.500%, due
        04/15/14 (144A)(a).......................      35,000       32,987
      Neenah Foundry Co. 13.000%, due 09/30/13
        (144A)(a)................................      30,000       29,550
                                                              ------------
                                                                    62,537
                                                              ------------
      OIL & GAS - 2.5%
      Dynegy Holdings, Inc. 9.875%, due 07/15/10
        (144A)(a)................................      50,000       54,000
      EXCO Resources, Inc. 7.250%, due
        01/15/11.................................      50,000       51,000
      NRG Energy, Inc. 8.000%, due 12/15/13
        (144A)(a)................................     100,000      101,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                        PAR         VALUE
     DESCRIPTION                                    AMOUNT      (NOTE 2)
     ---------------------------------------------------------------------

     OIL & GAS - CONTINUED
     Range Resources Corp.
       7.375%, due 07/15/13...................... $    35,000 $     35,000
      7.375%, due 07/15/13 (144A)(a).............      25,000       25,000
     Semco Energy, Inc. 7.125%, due 05/15/08.....      25,000       25,750
     Sonat, Inc. 7.625%, due 07/15/11............      10,000        8,975
     Teco Energy, Inc. 7.500%, due 06/15/10......     100,000      101,500
     Williams Companies, Inc. (The)
       8.625%, due 06/01/10......................      25,000       27,625
      7.875%, due 09/01/21.......................      25,000       24,187
                                                              ------------
                                                                   454,537
                                                              ------------
     PAPER & FOREST PRODUCTS - 0.3%
     Buckeye Technologies, Inc. 8.000%, due
       10/15/10..................................      55,000       50,738
                                                              ------------
     PERSONAL PRODUCTS - 0.5%
     Elizabeth Arden, Inc 7.750%, due
       01/15/14..................................      65,000       66,462
     Elizabeth Arden, Inc. 7.750%, due 01/15/14
       (144A)(a).................................      35,000       35,788
                                                              ------------
                                                                   102,250
                                                              ------------
     RETAIL - SPECIALTY - 0.7%
     Ferrellgas Partners LLP 6.750%, due 05/01/14
       (144A)(a).................................     100,000       97,000
     Saks, Inc. 7.375%, due 02/15/19.............      25,000       24,000
                                                              ------------
                                                                   121,000
                                                              ------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.8%
     Cincinnati Bell, Inc. 8.375%, due 01/15/14..      35,000       31,325
     Qwest Capital Funding, Inc. 7.900%, due
       08/15/10..................................     100,000       89,000
     Qwest Communications International, Inc.
       7.250%, due 02/15/11 (144A)(a)............      25,000       23,437
                                                              ------------
                                                                   143,762
                                                              ------------

     TELECOMMUNICATION SERVICES - WIRELESS - 1.1%
     Centennial Communications Corp. 10.125%,
       due 06/15/13..............................     100,000      103,750
     Nextel Partners, Inc. 8.125%, due
       07/01/11..................................     100,000      102,500
                                                              ------------
                                                                   206,250
                                                              ------------

     TEXTILES, APPAREL & LUXURY GOODS - 0.3%
     Invista, Inc. 9.250%, due 05/01/12
       (144A)(a).................................      35,000       35,350
     Tommy Hilfiger U.S.A, Inc. 6.850%, due
       06/01/08..................................      25,000       25,156
                                                              ------------
                                                                    60,506
                                                              ------------

     ----------------------------------------------------------------------
     SECURITY                                         PAR         VALUE
     DESCRIPTION                                     AMOUNT      (NOTE 2)
     ----------------------------------------------------------------------

     TRANSPORTATION - 0.1%
     Horizon Lines LLC 9.000%, due 11/01/12
       (144A)(a).................................. $    15,000 $     15,000
                                                               ------------
     U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 0.4%
     Federal National Mortgage Association
       6.000%, due 05/01/33.......................      78,171       79,970
                                                               ------------
     Total Domestic Bonds & Debt Securities
     (Cost $3,433,612)                                            3,415,770
                                                               ------------
     CONVERTIBLE BONDS - 4.4%
     AEROSPACE & DEFENSE - 0.4%
     Alliant Techsystems, Inc. 2.750%, due
       02/15/24 (144A)(a).........................      75,000       78,000
                                                               ------------
     COMMERCIAL SERVICES & SUPPLIES - 0.3%
     Kroll, Inc. 1.750%, due 01/15/14
       (144A)(a)..................................      50,000       53,000
                                                               ------------
     COMPUTERS & PERIPHERALS - 0.1%
     Maxtor Corp. 6.800%, due 04/30/10............      10,000       10,600
                                                               ------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.1%
     Fisher Scientific International, Inc. 2.500%,
       due 10/01/23...............................     100,000      140,625
     FLIR Systems, Inc. 3.000%, due 06/01/23......     100,000      142,875
     LSI Logic Corp. 4.000%, due 05/15/10.........      50,000       50,250
     Mentor Graphics Corp. 6.875%, due
       06/15/07...................................      50,000       52,875
                                                               ------------
                                                                    386,625
                                                               ------------
     MACHINERY - 0.3%
     Agco Corp. 1.750%, due 12/31/33
       (144A)(a)..................................      50,000       55,313
                                                               ------------
     MEDIA - 0.3%
     Liberty Media Corp. 3.250%, due 03/15/31.....      50,000       45,000
     Sinclair Broadcast Group, Inc., 4.875%/
       2.000%, due 07/15/18+......................       5,000        4,650
                                                               ------------
                                                                     49,650
                                                               ------------

     METALS & MINING - 0.3%
     Placer Dome, Inc. 2.750%, due 10/15/23
       (144A)(a)..................................      50,000       56,750
                                                               ------------
     SOFTWARE - 0.4%
     EMC Corp. 4.500%, due 04/01/07...............      70,000       77,087
                                                               ------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.2%
     RF Micro Devices, Inc. 1.500%, due
       07/01/10...................................      35,000       41,475
                                                               ------------
     Total Convertible Bonds
     (Cost $757,850)                                                808,500
                                                               ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


           -----------------------------------------------------------
           SECURITY                                          VALUE
           DESCRIPTION                            SHARES    (NOTE 2)
           -----------------------------------------------------------

           COMMON STOCKS - 65.5%
           AUTO COMPONENTS - 4.2%
           Cummins, Inc..........................  2,700  $    168,750
           Dana Corp.............................  8,400       164,640
           Genuine Parts Co...................... 11,100       440,448
                                                          ------------
                                                               773,838
                                                          ------------
           BIOTECHNOLOGY - 0.4%
           Amgen, Inc.*..........................  1,200        65,484
                                                          ------------
           CHEMICALS - 8.0%
           Crompton Corp......................... 29,100       183,330
           Dow Chemical Co.......................  8,500       345,950
           Eastman Chemical Co...................  8,900       411,447
           IMC Global, Inc....................... 18,100       242,540
           Monsanto Co...........................  7,300       281,050
                                                          ------------
                                                             1,464,317
                                                          ------------
           COMMERCIAL SERVICES & SUPPLIES - 4.0%
           R.R. Donnelley & Son Co............... 13,500       445,770
           The ServiceMaster Co.................. 23,200       285,824
                                                          ------------
                                                               731,594
                                                          ------------
           ELECTRICAL EQUIPMENT - 3.5%
           Hubbell, Inc. - Class B...............  6,600       308,286
           Snap-On, Inc..........................  9,800       328,790
                                                          ------------
                                                               637,076
                                                          ------------
           ENERGY EQUIPMENT & SERVICES - 1.4%
           Halliburton Co........................  8,500       257,210
                                                          ------------
           FOOD & DRUG RETAILING - 3.8%
           Archer-Daniels-Midland Co.............  2,400        40,272
           H.J. Heinz Co......................... 10,300       403,760
           Kellogg Co............................  6,200       259,470
                                                          ------------
                                                               703,502
                                                          ------------
           FOOD RETAILERS - 1.1%
           Albertson's, Inc.*....................  7,600       201,704
                                                          ------------

           HOUSEHOLD APPLIANCES & HOME FURNISHINGS - 1.3%
           Newell Rubbermaid, Inc................ 10,500       246,750
                                                          ------------
           HOUSEHOLD DURABLES - 2.4%
           Tupperware Corp....................... 23,100       448,833
                                                          ------------
           INSURANCE - 6.4%
           Arthur J. Gallagher & Co..............  4,500       137,025
           Chubb Corp............................  1,000        27,940
           Lincoln National Corp.................  3,800       179,550
           Max Re Capital, Ltd...................  3,600        70,128
           PartnerRe, Ltd........................  2,300       130,479
           SAFECO Corp...........................  6,600       290,400
           St. Paul Companies, Inc...............  3,157       127,985
           XL Capital, Ltd. - Class A............  2,900       218,834
                                                          ------------
                                                             1,182,341
                                                          ------------

        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                 SHARES   (NOTE 2)
        ---------------------------------------------------------------

        MACHINERY - 0.5%
        CNH Global N.V.............................  4,200 $     86,688
                                                           ------------
        MEDIA - 0.3%
        Metro-Goldwyn-Mayer, Inc.*.................  4,100       49,610
                                                           ------------
        METALS & MINING - 2.5%
        Ball Corp..................................  1,900      136,895
        Timken Co.................................. 12,400      328,476
                                                           ------------
                                                                465,371
                                                           ------------
        OIL & GAS - 12.2%
        Ameren Corp................................  9,300      399,528
        ChevronTexaco Corp.........................  4,200      395,262
        EOG Resources, Inc.........................    900       53,739
        FPL Group, Inc.............................  1,500       82,215
        Kerr-McGee Corp............................  3,300      177,441
        NiSource, Inc.............................. 17,600      362,912
        Northeast Utilities........................ 16,100      313,467
        Puget Energy, Inc.......................... 20,600      451,346
                                                           ------------
                                                              2,235,910
                                                           ------------
        PAPER & FOREST PRODUCTS - 3.8%
        Georgia-Pacific Corp.......................  9,300      343,914
        MeadWestvaco Corp.......................... 12,300      361,497
                                                           ------------
                                                                705,411
                                                           ------------
        PHARMACEUTICALS - 2.0%
        Bristol-Myers Squibb Co.................... 13,400      328,300
        Mylan Laboratories, Inc....................  1,850       37,462
                                                           ------------
                                                                365,762
                                                           ------------

        REAL ESTATE - 3.3%
        Health Care Property Investors, Inc. (REIT) 14,900      358,196
        Healthcare Realty Trust, Inc. (REIT).......  6,400      239,872
                                                           ------------
                                                                598,068
                                                           ------------

        RETAIL - MULTILINE - 2.0%
        J.C. Penney Co., Inc.......................  5,600      211,456
        May Department Stores Co...................  5,900      162,191
                                                           ------------
                                                                373,647
                                                           ------------
        RETAIL - SPECIALTY - 0.5%
        Foot Locker, Inc...........................  3,700       90,058
                                                           ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.9%
        SBC Communications, Inc.................... 14,700      356,475
                                                           ------------
        Total Common Stocks
        (Cost $10,704,133)                                   12,039,649
                                                           ------------
        PREFERRED STOCK - 2.4%
        ELECTRICAL EQUIPMENT - 0.9%
        CMS Energy Corp. 4.500% (144A)(a)..........  3,000      169,500
                                                           ------------
        FINANCIAL SERVICES - 0.1%
        Doral Financial Corp. 4.75%................     35        9,242
                                                           ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT AMERICA'S VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      FOOD RETAILERS - 0.5%
      Albertson's, Inc...........................      3,500 $     96,915
                                                             ------------
      INSURANCE - 0.7%
      XL Capital, Ltd. 6.50%.....................      5,000      126,950
                                                             ------------
      MEDIA - 0.2%
      Interpublic Group of Companies, Inc.
        5.370%...................................        650       33,170
                                                             ------------
      Total Preferred Stock
      (Cost $408,331)                                             435,777
                                                             ------------

      SHORT-TERM INVESTMENTS - 9.6%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/04 at 0.10% to be
        repurchased at $1,766,005 on 07/01/04
        collateralized by $1,795,000 FNMA
        2.000% due 03/15/05 with a value of
        $1,804,937 (Cost $1,766,000)............. $1,766,000    1,766,000
                                                             ------------

      TOTAL INVESTMENTS - 100.5%
      (Cost $17,069,926)                                       18,465,696

      Other Assets and Liabilities (net) - (0.5%)                 (92,260)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $ 18,373,436
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

REIT - Real Estate Investment Trust

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      DOMESTIC BONDS & DEBT SECURITIES - 76.7%
      AEROSPACE & DEFENSE - 1.9%
      Alliant Techsystems, Inc. 8.500%, due
        05/15/11............................ $     750,000 $       813,750
      Armor Holdings, Inc. 8.250%, due
        08/15/13............................     2,000,000       2,150,000
      DRS Technologies, Inc. 6.875%, due
        11/01/13(b).........................     4,000,000       3,920,000
      Esterline Technologies Corp. 7.750%,
        due 06/15/13........................     3,000,000       3,105,000
      L 3 Communications Corp. 6.125%, due
        01/15/14............................     3,000,000       2,880,000
      L-3 Communications Corp. 7.625%, due
        06/15/12............................     2,000,000       2,120,000
      Raytheon Co. 4.850%, due
        01/15/11(b).........................     6,000,000       5,963,256
      Titan Corp. 8.000%, due 05/15/11
        (144A)(a)...........................     1,000,000       1,015,000
                                                           ---------------
                                                                21,967,006
                                                           ---------------
      AIRLINES - 0.4%
      American Airlines, - Class B 8.608%,
        due 04/01/11(b).....................     2,000,000       1,820,107
      Continental Airlines, Inc. 7.461%, due
        04/01/13............................     1,011,572         801,746
      Delta Air Lines 7.711%, due
        09/18/11(b).........................     2,500,000       1,615,978
                                                           ---------------
                                                                 4,237,831
                                                           ---------------
      AUTO COMPONENTS - 2.1%
      ArvinMeritor, Inc. 8.750%, due
        03/01/12(b).........................     2,500,000       2,725,000
      Collins & Aikman Products Co.
        10.750%, due 12/31/11...............     2,000,000       2,020,000
      Cummins, Inc. 9.500%, due
        12/01/10............................     2,500,000       2,843,750
      Dana Corp.
        10.125%, due 03/15/10...............     2,000,000       2,275,000
       7.000%, due 03/01/29.................       725,000         699,625
      Delco Remy International, Inc.
        11.000%, due 05/01/09...............     3,000,000       3,180,000
      Eaglepicher, Inc. 9.750%, due
        09/01/13............................     1,200,000       1,296,000
      Goodyear Tire & Rubber Co. 7.857%,
        due 08/15/11(b).....................     3,500,000       3,211,250
      Tenneco Automotive, Inc., - Series B
       11.625%, due 10/15/09(b).............     2,000,000       2,160,000
       10.250%, due 07/15/13(b).............       900,000       1,021,500
      TRW Automotive, Inc. 9.375%, due
        02/15/13............................     1,785,000       2,021,513
                                                           ---------------
                                                                23,453,638
                                                           ---------------

    ------------------------------------------------------------------------
    SECURITY                                       PAR           VALUE
    DESCRIPTION                                   AMOUNT        (NOTE 2)
    ------------------------------------------------------------------------

    AUTOMOTIVE LOANS - 0.3%
    Ford Motor Credit Co. 7.250%, due
      10/25/11(b)............................. $   3,000,000 $     3,137,304
                                                             ---------------
    AUTOMOBILES - 0.3%
    General Motors Corp. 7.125%, due
      07/15/13(b).............................     3,000,000       3,086,250
                                                             ---------------
    BANKS - 0.9%
    Bank of America Corp. 3.250%, due
      08/15/08(b).............................     7,500,000       7,248,187
    Regions Financial Corp. 7.000%, due
      03/01/11................................     1,500,000       1,683,653
    Wachovia Corp. 6.605%, due
      10/01/25................................     1,000,000       1,059,771
                                                             ---------------
                                                                   9,991,611
                                                             ---------------
    BUILDING PRODUCTS - 0.1%
    American Standard, Inc. 8.250%, due
      06/01/09................................     1,500,000       1,687,500
                                                             ---------------
    BUILDING MATERIALS - 0.2%
    Jacuzzi Brands, Inc. 9.625%, due
      07/01/10................................     2,500,000       2,687,500
                                                             ---------------
    CAPITAL GOODS - DIVERSIFIED - 1.9%
    Blount, Inc. 13.000%, due 08/01/09........     2,800,000       3,013,500
    J.B. Poindexter & Co.
      8.750%, due 03/15/14 (144A)(a)..........     1,500,000       1,530,000
    Sensus Metering Systems, Inc.
      8.625%, due 12/15/13 (144A)(a)..........     4,000,000       3,860,000
    TriMas Corp. 9.875%, due 06/15/12.........     1,025,000       1,091,625
    Trinity Industries, Inc. 6.500%, due
      03/15/14 (144A)(a)......................     2,500,000       2,300,000
    Tyco International Group S.A.
      6.000%, due 11/15/13....................     4,000,000       4,119,388
    Tyco International Group S.A., - Series A,
      Convertible 2.750%, due 01/15/18........     4,000,000       6,030,000
                                                             ---------------
                                                                  21,944,513
                                                             ---------------
    CHEMICALS - 2.9%
    Airgas, Inc.
      9.125%, due 10/01/11....................     1,000,000       1,132,500
     6.250%, due 07/15/14 (144A)(a)...........     2,000,000       1,925,000
    Ferro Corp. 9.125%, due 01/01/09..........     1,000,000       1,149,435
    Hercules, Inc. 6.750%, due 10/15/29
      (144A)(a)...............................     3,500,000       3,377,500
    Huntsman International Holdings LLC
      0.002%, due 12/31/09+...................       500,000         247,500
    IMC Global, Inc., - Series B
      11.250%, due 06/01/11...................     4,000,000       4,630,000
    Kraton Polymers LLC
      8.125%, due 01/15/14 (144A)(a)..........     3,000,000       3,045,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                     PAR           VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     CHEMICALS - CONTINUED
     Lyondell Chemical Co., - Series A
       9.625%, due 05/01/07(b)............... $   3,000,000 $     3,150,000
     Nalco Co. 8.875%, due 11/15/13
       (144A)(a).............................     4,000,000       4,210,000
     Nova Chemicals Corp. 6.500%, due
       01/15/12..............................     2,800,000       2,772,000
     Rhodia S.A. 8.875%, due 06/01/11
       (144A)(a)(b)..........................     3,000,000       2,550,000
     Terra Capital, Inc. 11.500%, due
       06/01/10..............................     3,000,000       3,300,000
     United Industries Corp., - Series D
       9.875%, due 04/01/09..................     1,150,000       1,201,750
                                                            ---------------
                                                                 32,690,685
                                                            ---------------
     COMMERCIAL SERVICES & SUPPLIES - 1.2%
     Iron Mountain, Inc.
       8.625%, due 04/01/13..................     3,000,000       3,195,000
      7.750%, due 01/15/15...................     8,400,000       8,379,000
     JohnsonDiversey Holdings, Inc., -
       Series B 9.625%, due 05/15/12(b)......     2,000,000       2,190,000
                                                            ---------------
                                                                 13,764,000
                                                            ---------------
     COMPUTERS & PERIPHERALS - 0.3%
     ASML Holding N.V., Convertible
       5.750%, due 10/15/06..................     2,000,000       2,345,000
     Seagate Technology HDD Holdings
       8.000%, due 05/15/09(b)...............     1,500,000       1,575,000
                                                            ---------------
                                                                  3,920,000
                                                            ---------------
     CONSTRUCTION & ENGINEERING - 0.1%
     Shaw Group, Inc. (The) 10.750%, due
       03/15/10(b)...........................     1,500,000       1,477,500
                                                            ---------------
     CONSUMER PRODUCTS - 0.6%
     Rayovac Corp. 8.500%, due
       10/01/13..............................     6,000,000       6,330,000
                                                            ---------------
     CONTAINERS & PACKAGING - 3.5%
     AEP Industries, Inc. 9.875%, due
       11/15/07(b)...........................     2,500,000       2,575,000
     Anchor Glass Container Corp., - Series B
       11.000%, due 02/15/13.................     3,000,000       3,446,250
     Bway Corp. 10.000%, due 10/15/10........     4,000,000       4,220,000
     Constar International, Inc. 11.000%,
       due 12/01/12(b).......................     2,000,000       1,880,000
     Crown Cork & Seal, Inc. 7.375%, due
       12/15/26(b)...........................     7,500,000       6,262,500
     Graham Packaging Holdings Co.
       1.000%, due 01/15/09(b)...............     1,750,000       1,809,063
     Owens Brockway Glass Container, Inc.
      8.875%, due 02/15/09...................     4,000,000       4,340,000
      7.750%, due 05/15/11...................     5,500,000       5,747,500

    -----------------------------------------------------------------------
    SECURITY                                      PAR           VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------

    CONTAINERS & PACKAGING - CONTINUED
    Portola Packaging, Inc. 8.250%, due
      02/01/12 (144A)(a)(b).................. $   3,000,000 $     2,415,000
    Solo Cup Co. 8.500%, due 02/15/14
      (144A)(a)(b)...........................     4,000,000       3,740,000
    Tekni-Plex, Inc. 8.750%, due 11/15/13
      (144A)(a)..............................     3,500,000       3,360,000
                                                            ---------------
                                                                 39,795,313
                                                            ---------------
    DRUG RETAIL - 0.1%
    Cole National Group, Inc. 8.875%, due
      05/15/12...............................     1,500,000       1,608,750
                                                            ---------------
    ELECTRIC SERVICES - 3.8%
    AES Corp. (The)
      8.875%, due 02/15/11(b)................     1,000,000       1,042,500
     8.750%, due 05/15/13 (144A)(a)..........     3,500,000       3,766,875
     7.750%, due 03/01/14....................     1,800,000       1,739,250
    Calpine Corp.
      7.875%, due 04/01/08(b)................     2,300,000       1,506,500
     11.500%, due 04/01/11
       (144A)(a)(b)..........................     3,000,000       2,655,000
    Duke Energy Co. 5.375%, due
      01/01/09...............................     6,500,000       6,674,505
    Midwest Generation LLC 8.750%, due
      05/01/34 (144A)(a).....................     4,000,000       4,060,000
    Mission Energy Holding Co. 13.500%,
      due 07/15/08...........................     2,000,000       2,247,500
    NRG Energy, Inc. 8.000%, due 12/15/13
      (144A)(a)..............................     7,500,000       7,612,500
    Pacific Gas and Electric Co. 4.800%, due
      03/01/14...............................     4,000,000       3,797,344
    PP&L, Inc. 6.550%, due 03/01/06..........     1,250,000       1,318,833
    PSE&G Energy Holdings, Inc. 8.500%,
      due 06/15/11...........................     1,500,000       1,612,500
    Virginia Electric & Power Co. 4.500%,
      due 12/15/10(b)........................     5,000,000       4,892,405
    Virginia Electric & Power Co., - Series A
      7.000%, due 01/01/24...................       700,000         715,096
                                                            ---------------
                                                                 43,640,808
                                                            ---------------
    ELECTRIC UTILITIES - 0.9%
    Dynegy Holdings, Inc.
     9.875%, due 07/15/10 (144A)(a)..........     4,500,000       4,860,000
    Teco Energy, Inc.
     7.500%, due 06/15/10(b).................     5,500,000       5,582,500
                                                            ---------------
                                                                 10,442,500
                                                            ---------------

    ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.5%
    Amkor Technology, Inc. 7.125%, due
      03/15/11 (144A)(a)(b)..................     3,000,000       2,827,500
    Communications & Power Industries,
      Inc. 8.000%, due 02/01/12..............     6,500,000       6,532,500

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      ELECTRONIC EQUIPMENT & INSTRUMENTS - CONTINUED
      Corning, Inc. 5.900%,
        due 03/15/14(b).................... $   3,000,000 $     2,820,000
      Sanmina Scientific Corp. 10.375%,
        due 01/15/10.......................     1,500,000       1,725,000
      Stmicroelectronics N.V., Convertible
        (0.279)%, due 07/05/13(a)+.........     3,000,000       2,933,037
                                                          ---------------
                                                               16,838,037
                                                          ---------------
      ENERGY EQUIPMENT & SERVICES - 0.6%
      PPL Corp. 6.400%, due 11/01/11.......     2,000,000       2,122,888
      Reliant Resources, Inc.
        9.500%, due 07/15/13...............     4,500,000       4,871,250
                                                          ---------------
                                                                6,994,138
                                                          ---------------
      ENVIRONMENTAL SERVICES - 1.0%
      Allied Waste North America, Inc.
        6.500%, due 11/15/10 (144A)(a).....     2,000,000       1,990,000
       5.750%, due 02/15/11 (144A)(a)......     4,000,000       3,810,000
       7.875%, due 04/15/13................     5,000,000       5,250,000
                                                          ---------------
                                                               11,050,000
                                                          ---------------
      FINANCIAL SERVICES - 0.2%
      JSG Funding 9.625%, due 10/01/12.....     1,850,000       2,035,000
                                                          ---------------
      FOOD PRODUCTS - 3.2%
      American Seafoods Group LLC
        10.125%, due 04/15/10..............     1,000,000       1,200,000
      ConAgra Foods, Inc. 6.000%, due
        09/15/06...........................     1,000,000       1,052,736
      Corn Products International, Inc.
        8.450%, due 08/15/09...............     1,250,000       1,390,625
      Dean Foods Co. 6.625%, due
        05/15/09...........................     3,000,000       3,105,000
      Del Monte Corp.
        9.250%, due 05/15/11(b)............     1,500,000       1,646,250
       8.625%, due 12/15/12................       750,000         811,875
      Dole Food Co., Inc.
        8.875%, due 03/15/11...............     2,000,000       2,125,000
       1.000%, due 07/15/13................     2,000,000       2,100,000
      Land O Lakes, Inc.
        9.000%, due 12/15/10 (144A)(a).....     1,900,000       1,987,875
       8.750%, due 11/15/11(b).............     1,000,000         925,000
      Le-Natures, Inc. 9.000%, due 06/15/13
        (144A)(a)..........................     3,500,000       3,640,000
      Michael Foods, Inc. 8.000%, due
        11/15/13...........................     4,000,000       4,150,000
      Nestle Holdings, Inc.
        3.000%, due 05/09/05...............     5,000,000       5,897,000
      Pinnacle Foods Holdings Corp.
        8.250%, due 12/01/13 (144A)(a).....     6,750,000       6,547,500
                                                          ---------------
                                                               36,578,861
                                                          ---------------

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      FOOD RETAILERS - 2.0%
      Ahold USA, Inc. 8.250%, due
        07/15/10............................ $   2,000,000 $     2,120,000
      Alimentation Couch-Tard, Inc. 7.500%,
        due 12/15/13........................     2,725,000       2,738,625
      B & G Foods, Inc. 9.625%, due
        08/01/07............................     5,000,000       5,112,500
      Dominos, Inc. 8.250%, due 07/01/11....     3,000,000       3,195,000
      Ingles Markets, Inc. 8.875%, due
        12/01/11(b).........................     3,000,000       3,097,500
      Roundys, Inc., - Series B 8.875%, due
        06/15/12............................     1,500,000       1,597,500
      Stater Brothers Holdings, Inc. 8.125%,
        due 06/15/12 (144A)(a)..............     5,000,000       5,043,750
                                                           ---------------
                                                                22,904,875
                                                           ---------------
      HEALTH CARE EQUIPMENT & SUPPLIES - 0.9%
      Fisher Scientific International, Inc.
        8.000%, due 09/01/13(b).............     2,000,000       2,150,000
      Fresenius Med Cap Trust II
        7.875%, due 02/01/08................     1,050,000       1,107,750
      Hanger Orthopedic Group, Inc.
        10.375%, due 02/15/09(b)............     1,000,000       1,027,500
      Medex, Inc. 8.875%, due 05/15/13......     5,500,000       5,830,000
                                                           ---------------
                                                                10,115,250
                                                           ---------------
      HEALTH CARE PROVIDERS & SERVICES - 3.0%
      Ameripath, Inc. 10.500%, due
        04/01/13(b).........................     4,000,000       4,060,000
      Ardent Health Services, Inc. 10.000%,
        due 08/15/13........................     2,000,000       2,150,000
      Beverly Enterprises, Inc. 7.875%, due
        06/15/14 (144A)(a)..................     1,000,000         988,750
      Coventry Health Care, Inc. 8.125%, due
        02/15/12............................     1,500,000       1,650,000
      HCA, Inc. 7.690%, due 06/15/25........     1,500,000       1,491,405
      HealthSouth Corp.
        10.750%, due 10/01/08(b)............       500,000         517,500
       8.375%, due 10/01/11(b)..............     1,500,000       1,458,750
      National Nephrology Associations, Inc.
        9.000%, due 11/01/11 (144A)(a)......     1,500,000       1,725,000
      OMEGA Healthcare Investors, Inc.(REIT)
        7.000%, due 04/01/14 (144A)(a)......     1,000,000         950,000
      PacifiCare Health Systems, Inc.
        10.750%, due 06/01/09...............     1,950,000       2,232,750
      Perkinelmer, Inc. 8.875%, due
        01/15/13............................     3,500,000       3,841,250
      Rotech Healthcare, Inc. 9.500%, due
        04/01/12............................     2,000,000       2,145,000
      Senior Housing Properties Trust (REIT)
        7.875%, due 04/15/15................     1,000,000       1,027,469

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     HEALTH CARE PROVIDERS & SERVICES - CONTINUED
     Tenet Healthcare Corp. 7.375%, due
       02/01/13(b).......................... $   6,000,000 $     5,460,000
     Triad Hospitals, Inc. 7.000%, due
       11/15/13(b)..........................     2,500,000       2,387,500
     UnitedHealth Group, Inc. 4.875%, due
       04/01/13.............................     1,500,000       1,466,517
     Ventas Realty LP (REIT) 8.750%, due
       05/01/09.............................     1,000,000       1,085,000
                                                           ---------------
                                                                34,636,891
                                                           ---------------
     HOMEBUILDERS - 0.7%
     Beazer Homes USA, Inc.
       8.375%, due 04/15/12(b)..............     1,000,000       1,060,000
      6.500%, due 11/15/13..................     4,500,000       4,275,000
     Schuler Homes, Inc. 9.375%, due
       07/15/09.............................     1,500,000       1,653,750
     William Lyon Homes, Inc. 10.750%, due
       04/01/13.............................     1,150,000       1,276,500
                                                           ---------------
                                                                 8,265,250
                                                           ---------------
     HOTELS, RESTAURANTS & LEISURE - 6.5%
     Aztar Corp.
       9.000%, due 08/15/11(b)..............     1,000,000       1,112,500
      7.875%, due 06/15/14 (144A)(a)........     1,000,000       1,015,000
     Boyd Gaming Corp. 8.750%, due
       04/15/12.............................     4,000,000       4,280,000
     Friendly Ice Cream Corp. 8.375%, due
       06/15/12 (144A)(a)...................     3,500,000       3,412,500
     Gaylord Entertainment Co. 8.000%, due
       11/15/13.............................     7,500,000       7,640,625
     Hard Rock Hotel, Inc. 8.875%, due
       06/01/13.............................     6,000,000       6,090,000
     Harrah's Operation Co., Inc. 7.500%,
       due 01/15/09.........................     1,700,000       1,864,064
     Hilton Hotels Corp. 8.250%, due
       02/15/11(b)..........................     1,500,000       1,676,250
     Host Marriott Corp. (REIT), - Series B
       7.875%, due 08/01/08(b)..............     2,821,000       2,905,630
     Host Marriott LP (REIT), - Series G
       9.250%, due 10/01/07.................     2,250,000       2,491,875
     Isle of Capri Casinos, Inc.
       9.000%, due 03/15/12.................     3,000,000       3,247,500
      7.000%, due 03/01/14 (144A)(a)........     3,500,000       3,263,750
     John Q Hammons Hotels, Inc., - Series B
       8.875%, due 05/15/12.................     1,500,000       1,635,000
     Mandalay Resort Group 9.375%, due
       02/15/10(b)..........................     2,000,000       2,190,000
     Mohegan Tribal Gaming Authority
       6.375%, due 07/15/09.................     3,000,000       3,022,500
     O' Charleys, Inc. 9.000%, due
       11/01/13.............................     2,000,000       2,080,000

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      HOTELS, RESTAURANTS & LEISURE - CONTINUED
      Park Place Entertainment Corp.
        7.875%, due 12/15/05................ $   3,250,000 $     3,424,687
       9.375%, due 02/15/07.................     1,750,000       1,905,313
      Penn National Gaming, Inc. 6.875%,
        due 12/01/11 (144A)(a)..............     3,000,000       2,958,750
      Premier Entertainment Biloxi LLC
        10.750%, due 02/01/12 (144A)(a).....     1,225,000       1,292,375
      River Rock Entertainment Authority
        9.750%, due 11/01/11................     4,500,000       4,927,500
      Seneca Gaming Corp. 7.250%, due
        05/01/12 (144A)(a)..................       750,000         752,812
      Six Flags, Inc. 9.500%, due
        02/01/09(b).........................     2,000,000       2,065,000
      Station Casinos Inc. 6.500%, due
        02/01/14............................     5,500,000       5,321,250
      Turning Stone Casino Resort Enterprise
        9.125%, due 12/15/10 (144A)(a)......     1,500,000       1,575,000
      Venetian Casino Resort 11.000%, due
        06/15/10............................     2,000,000       2,320,000
                                                           ---------------
                                                                74,469,881
                                                           ---------------
      HOUSEHOLD DURABLES - 0.4%
      D. R. Horton, Inc. 6.875%, due
        05/01/13(b).........................     1,000,000       1,025,000
      Fedders North America, Inc.
        9.875%, due 03/01/14 (144A)(a)......     4,000,000       3,680,000
                                                           ---------------
                                                                 4,705,000
                                                           ---------------
      LEISURE EQUIPMENT & PRODUCTS - 0.4%
      K2, Inc. 7.375%, due 07/01/14
        (144A)(a)...........................       350,000         357,875
      Warner Music Group 7.375%, due
        04/15/14 (144A)(a)..................     3,950,000       3,831,500
                                                           ---------------
                                                                 4,189,375
                                                           ---------------

      MACHINERY - 0.7%
      AGCO Corp. 9.500%, due 05/01/08.......     1,250,000       1,368,750
      Case New Holland, Inc. 9.250%, due
        08/01/11 (144A)(a)..................     1,200,000       1,266,000
      Dresser, Inc. 9.375%, due 04/15/11....     1,000,000       1,075,000
      JLG Industries, Inc. 8.250%, due
        05/01/08(b).........................     2,150,000       2,268,250
      Manitowoc Co., Inc. 7.125%, due
        11/01/13............................     2,500,000       2,512,500
                                                           ---------------
                                                                 8,490,500
                                                           ---------------
      MEDIA - 7.9%
      Allbritton Communications Co.
        7.750%, due 12/15/12................     7,500,000       7,425,000
      AMC Entertainment, Inc. 8.000%, due
        03/01/14 (144A)(a)..................     8,000,000       7,680,000
      AMFM, Inc. 8.000%, due 11/01/08.......       450,000         511,355

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - CONTINUED
     Block Communications, Inc. 9.250%,
       due 04/15/09......................... $   2,000,000 $     2,110,000
     Carmike Cinemas, Inc. 7.500%, due
       02/15/14 (144A)(a)(b)................     1,500,000       1,440,000
     Century Communications Corp. 8.375%,
       due 11/15/17(c)(b)...................       700,000         763,875
     Century Communications Corp., -
       Class A 9.500%, due
       03/01/05(c)(b).......................     1,850,000       2,044,250
     Charter Communications Holdings
       10.000%, due 04/01/09(b).............     5,000,000       4,200,000
      10.250%, due 09/15/10 (144A)(a).......     4,000,000       4,050,000
     Cinemark USA, Inc. 9.000%, due
       02/01/13.............................     1,750,000       1,918,438
     Clear Channel Communications, Inc.
       4.625%, due 01/15/08.................     2,500,000       2,528,405
     Comcast Corp. 5.850%, due
       01/15/10.............................     1,500,000       1,567,044
     CSC Holdings, Inc. 6.750%, due
       04/15/12 (144A)(a)...................     1,150,000       1,109,750
      7.625%, due 07/15/18(b)...............       900,000         843,750
     CSC Holdings, Inc., - Series B
       8.125%, due 08/15/09.................     4,000,000       4,180,000
     DirecTV Holdings LLC 8.375%, due
       03/15/13.............................     2,500,000       2,778,125
     EchoStar DBS Corp.
       10.375%, due 10/01/07................       600,000         644,250
      9.125%, due 01/15/09..................     1,625,000       1,789,531
      6.375%, due 10/01/11..................     3,000,000       2,970,000
     Emmis Operating Co. 6.875%, due
       05/15/12 (144A)(a)...................     4,000,000       3,940,000
     FrontierVision Operating Partners LP, -
       Series B 1.000%, due 09/15/07(c).....     1,000,000       1,245,000
     Globo Comunicacoes Participacao
       10.625%, due 12/05/08
       (144A)(a)(c).........................       750,000         438,750
     Insight Communications Co., Inc.
       0.000% / 12.250%, due
       02/15/11++(b)........................     9,000,000       8,145,000
     Lin Television Corp. 6.500%, due
       05/15/13(b)..........................     2,000,000       1,940,000
     Mediacom LLC
       8.500%, due 04/15/08(b)..............     6,350,000       6,413,500
      9.500%, due 01/15/13(b)...............     5,000,000       4,850,000
     Paxson Communications Corp.
       10.750%, due 07/15/08................     8,000,000       8,160,000
     Renaissance Media Group LLC 10.000%,
       due 04/15/08++.......................       750,000         776,250
     Sinclair Broadcast Group, Inc. 8.750%,
       due 12/15/11.........................     2,000,000       2,150,000

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     MEDIA - CONTINUED
     TV Azteca S.A. de C.V., - Series B,
       (Yankee) 10.500%, due
       02/15/07(b).......................... $   1,500,000 $     1,537,500
                                                           ---------------
                                                                90,149,773
                                                           ---------------
     METALS & MINING - 1.3%
     Century Aluminum Co. 11.750%, due
       04/15/08.............................     1,500,000       1,680,000
     Peabody Energy Corp.
       6.875%, due 03/15/13.................     1,000,000       1,017,500
      5.875%, due 04/15/16..................     2,500,000       2,287,500
     Placer Dome, Inc., Convertible
       2.750%, due 10/15/23 (144A)(a).......     7,000,000       7,945,000
     Timken Co. 5.750%, due 02/15/10........     1,500,000       1,504,926
     Valmont Industries, Inc.
       6.875%, due 05/01/14 (144A)(a).......       900,000         888,750
                                                           ---------------
                                                                15,323,676
                                                           ---------------

     OIL & GAS - 3.8%
     Ferrellgas Partners LLP
       8.750%, due 06/15/12.................     2,000,000       2,145,000
      6.750%, due 05/01/14 (144A)(a)........     2,000,000       1,940,000
     Hanover Compressor Co. 8.625%, due
       12/15/10.............................     3,000,000       3,120,000
     J Ray McDermott S.A. 11.000%, due
       12/15/13 (144A)(a)...................     1,250,000       1,212,500
     Key Energy Services, Inc.
       8.375%, due 03/01/08.................     1,000,000       1,040,000
      6.375%, due 05/01/13..................     1,750,000       1,662,500
     Northwest Pipeline Corp.
       8.125%, due 03/01/10.................     1,500,000       1,623,750
     Nuevo Energy Co., - Series B
       9.375%, due 10/01/10(b)..............        21,000          23,670
     Pioneer Natural Resources Co., -
       Series A 7.200%, due 01/15/28........     1,510,000       1,612,728
     Pride International, Inc. 7.375%, due
       07/15/14 (144A)(a)...................       550,000         558,250
     Schlumberger, Ltd. (Convertible)
       1.500%, due 06/01/23.................     6,000,000       6,382,500
     SEMCO Energy, Inc. 7.125%, due
       05/15/08.............................     8,000,000       8,240,000
     Sonat, Inc. 7.625%, due 07/15/11.......     1,500,000       1,346,250
     Suburban Propane Partners LP
       6.875%, due 12/15/13.................     4,875,000       4,765,313
     Swiss Life Financial, Ltd., Convertible
       2.000%, due 05/20/05.................     1,225,000       1,376,594
     Williams Cos, Inc.
       8.625%, due 06/01/10.................     1,250,000       1,381,250
      7.875%, due 09/01/21..................     5,000,000       4,837,500
                                                           ---------------
                                                                43,267,805
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      OIL & GAS EXPLORATION & PRODUCTION - 2.5%
      Chesapeake Energy Corp.
        8.375%, due 11/01/08................ $   1,000,000 $     1,085,000
       7.500%, due 09/15/13(b)..............     3,150,000       3,291,750
      El Paso Production Holding Co. 7.750%,
        due 06/01/13........................     6,250,000       5,765,625
      EXCO Resources, Inc. 7.250%, due
        01/15/11............................     6,000,000       6,120,000
      Forest Oil Corp. 8.000%, due
        06/15/08(b).........................     1,500,000       1,605,000
      Houston Exploration Co. 7.000%,
        due 06/15/13........................     3,000,000       3,030,000
      KCS Energy, Inc. 7.125%, due
        04/01/12 (144A)(a)..................     1,700,000       1,700,000
      Magnum Hunter Resources, Inc.
        9.600%, due 03/15/12................     2,000,000       2,210,000
      Range Resources Corp.
        7.375%, due 07/15/13................     2,000,000       2,000,000
       7.375%, due 07/15/13 (144A)(a).......       575,000         575,000
      Stone Energy Corp. 8.250%, due
        12/15/11............................       750,000         785,625
                                                           ---------------
                                                                28,168,000
                                                           ---------------

      PAPER & FOREST PRODUCTS - 3.3%
      Abitibi-Consolidated, Inc. (Yankee)
        8.550%, due 08/01/10................     3,000,000       3,178,296
      Boise Cascade Corp. 6.500%, due
        11/01/10(b).........................     4,000,000       4,090,000
      Bowater, Inc. 6.500%, due
        06/15/13(b).........................     2,300,000       2,175,271
      Buckeye Technologies, Inc. 8.000%,
        due 10/15/10........................     5,400,000       4,981,500
      Georgia-Pacific Corp.
        8.250%, due 03/01/23(b).............     4,000,000       4,130,000
       8.125%, due 06/15/23(b)..............     1,950,000       2,013,375
      Jefferson Smurfit Corp. 7.500%, due
        06/01/13............................     2,500,000       2,487,500
      Longview Fibre Co. 10.000%, due
        01/15/09............................     1,500,000       1,627,500
      Norske Skog Canada, Ltd. 7.375%, due
        03/01/14 (144A)(a)..................     4,900,000       4,765,250
      Smurfit-Stone Container Corp. 8.250%,
        due 10/01/12........................     1,750,000       1,828,750
      Stone Container Corp.
        9.250%, due 02/01/08(b).............     1,000,000       1,097,500
       8.375%, due 07/01/12(b)..............       600,000         630,000
      Tembec Industries, Inc. 7.750%, due
        03/15/12............................     2,000,000       1,940,000
      Tembec Industries, Inc., (Yankee)
        8.625%, due 06/30/09(b).............     1,000,000       1,017,500

      -------------------------------------------------------------------
      SECURITY                                  PAR           VALUE
      DESCRIPTION                              AMOUNT        (NOTE 2)
      -------------------------------------------------------------------

      PAPER & FOREST PRODUCTS - CONTINUED
      Temple-Inland, Inc. 7.875%, due
        05/01/12........................... $   1,250,000 $     1,416,556
                                                          ---------------
                                                               37,378,998
                                                          ---------------
      PERSONAL PRODUCTS - 0.5%
      Elizabeth Arden, Inc.
        7.750%, due 01/15/14 (144A)(a).....     6,000,000       6,135,000
                                                          ---------------
      PHARMACEUTICALS - 1.0%
      Alpharma, Inc. 8.625%, due 05/01/11
        (144A)(a)..........................     6,750,000       7,020,000
      Biovail Corp., (Yankee) 7.875%, due
        04/01/10(b)........................     5,000,000       4,962,500
                                                          ---------------
                                                               11,982,500
                                                          ---------------
      PUBLISHING - 2.1%
      American Color Graphics, Inc.
        10.000%, due 06/15/10..............     2,000,000       1,795,000
      American Media Operations, Inc., -
        Series B 10.250%, due 05/01/09.....     1,000,000       1,042,500
      Dex Media West - Series B 9.875%, due
        08/15/13...........................     3,500,000       3,858,750
      Dex Media, Inc. 8.000%, due 11/15/13
        (144A)(a)..........................     7,500,000       7,237,500
      Houghton Mifflin Co. 8.250%, due
        02/01/11...........................     6,000,000       6,030,000
      PRIMEDIA, Inc. 8.875%, due
        05/15/11(b)........................     3,950,000       3,930,250
                                                          ---------------
                                                               23,894,000
                                                          ---------------

      REAL ESTATE - 0.2%
      Felcor Lodging LP (REIT) 1.000%, due
        06/01/11(b)........................     2,260,000       2,344,750
                                                          ---------------
      RETAIL - MULTILINE - 1.1%
      JC Penney, Inc.
        8.000%, due 03/01/10...............     2,000,000       2,245,000
       6.875%, due 10/15/15................     1,750,000       1,804,688
       7.950%, due 04/01/17(b).............     1,500,000       1,674,375
      Rite Aid Corp. 8.125%, due 05/01/10..     6,000,000       6,345,000
                                                          ---------------
                                                               12,069,063
                                                          ---------------
      RETAIL - SPECIALTY - 0.7%
      Foot Locker, Inc. 8.500%, due
        01/15/22...........................     1,110,000       1,179,375
      J Crew Intermediate LLC 0.000% /
        16.000%, due 05/15/08++............       475,000         413,250
      Remington Arms Co. 10.500%, due
        02/01/11...........................     1,000,000         975,000
      Saks, Inc.
        9.875%, due 10/01/11...............     3,500,000       4,086,250
       7.375%, due 02/15/19................     1,000,000         960,000
                                                          ---------------
                                                                7,613,875
                                                          ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     STEEL - 0.4%
     Armco, Inc. 9.000%, due 09/15/07....... $   1,500,000 $     1,481,250
     International Steel Group, Inc.
       6.500%, due 04/15/14 (144A)(a).......     3,000,000       2,827,500
                                                           ---------------
                                                                 4,308,750
                                                           ---------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.7%
     Cincinnati Bell, Inc. 8.375%, due
       01/15/14(b)..........................     5,000,000       4,475,000
     Eircom Funding 8.250%, due
       08/15/13.............................     1,750,000       1,828,750
     Level 3 Financing, Inc. 10.750%, due
       10/15/11 (144A)(a)(b)................     3,000,000       2,662,500
     MCI, Inc.
       5.908%, due 05/01/07(b)..............     2,078,514       2,021,354
      6.688%, due 05/01/09(b)...............     2,078,514       1,927,821
      7.735%, due 05/01/14..................     1,781,583       1,598,971
     Qwest Capital Funding, Inc. 7.900%, due
       08/15/10(b)..........................    10,000,000       8,900,000
     Qwest Communications International,
       Inc.
       4.750%, due 02/15/09 (144A)(a)^......     1,600,000       1,504,000
      7.250%, due 02/15/11 (144A)(a)........     1,600,000       1,500,000
     Qwest Services Corp.
       13.500%, due 12/15/10 (144A)(a)......     3,000,000       3,502,500
     TeleCorp PCS, Inc. 10.625%, due
       07/15/10.............................     1,000,000       1,129,198
                                                           ---------------
                                                                31,050,094
                                                           ---------------
     TELECOMMUNICATION SERVICES - WIRELESS - 2.5%
     Alamosa Delaware, Inc. 11.000%, due
       07/31/10.............................     1,500,000       1,642,500
     Centennial Communications Corp.
       10.125%, due 06/15/13................     7,250,000       7,521,875
     Dobson Communications Corp.
       8.875%, due 10/01/13(b)..............     6,000,000       4,590,000
     Nextel Communications, Inc.
       6.875%, due 10/31/13(b)..............     1,000,000         996,250
      7.375%, due 08/01/15..................     1,500,000       1,522,500
     Nextel Partners, Inc. 8.125%, due
       07/01/11.............................     5,400,000       5,535,000
     Rogers Wireless Communications, Inc.
       9.625%, due 05/01/11.................     1,000,000       1,127,500
     Rural Cellular Corp. 9.750%, due
       01/15/10(b)..........................     3,500,000       3,193,750
     Western Wireless Corp. 9.250%, due
       07/15/13.............................     2,000,000       2,070,000
                                                           ---------------
                                                                28,199,375
                                                           ---------------
     TEXTILES, APPAREL & LUXURY GOODS - 0.3%
     Invista, Inc. 9.250%, due 05/01/12
       (144A)(a)............................     2,450,000       2,474,500

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTIONBR                             AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      TEXTILES, APPAREL & LUXURY GOODS - CONTINUED
      Oxford Industries, Inc. 8.875%, due
        06/01/11 (144A)(a).................. $   1,000,000 $     1,060,000
                                                           ---------------
                                                                 3,534,500
                                                           ---------------

      TRANSPORTATION - 1.1%
      CHC Helicopter Corp. 7.375%, due
        05/01/14 (144A)(a)..................       950,000         938,125
      Great Lakes Dredge & Dock Corp.
        7.750%, due 12/15/13................     3,250,000       2,762,500
      Horizon Lines LLC 9.000%, due
        11/01/12 (144A)(a)..................       600,000         600,000
      Offshore Logistics, Inc. 6.125%, due
        06/15/13............................     4,000,000       3,820,000
      Stena AB 7.500%, due 11/01/13.........     4,000,000       3,975,000
                                                           ---------------
                                                                12,095,625
                                                           ---------------
      U.S. GOVERNMENT AGENCY MORTGAGE BACKED SECURITIES - 2.7%
      Federal Home Loan Mortgage Corp.
        5.500%, due 07/15/06(b).............    10,000,000      10,469,850
      Federal National Mortgage Assoc.
        7.000%, due 09/01/29................       318,613         337,396
       7.000%, due 03/01/32.................       444,928         469,721
       7.000%, due 05/01/32.................     1,848,758       1,951,776
       6.000%, due 12/01/32.................     1,655,926       1,694,027
       6.000%, due 05/01/33.................    11,725,665      11,995,464
       5.500%, due 10/01/33.................     4,467,971       4,460,898
                                                           ---------------
                                                                31,379,132
                                                           ---------------
      Total Domestic Bonds & Debt Securities
      (Cost $866,593,590)                                      876,030,683
                                                           ---------------

      CONVERTIBLE BONDS - 14.7%
      ADVERTISING - 0.7%
      Lamar Advertising Co. 2.875%, due
        12/31/10............................     7,000,000       7,551,250
                                                           ---------------
      AEROSPACE & DEFENSE - 0.6%
      Alliant Techsystems, Inc. 2.750%, due
        02/15/24 (144A)(a)..................     3,500,000       3,640,000
      L-3 Communications Holdings, Inc.
        4.000%, due 09/15/11................     2,500,000       3,131,250
                                                           ---------------
                                                                 6,771,250
                                                           ---------------
      COMMERCIAL SERVICES & SUPPLIES - 0.2%
      Kroll, Inc. 1.750%, due 01/15/14
        (144A)(a)...........................     2,000,000       2,120,000
                                                           ---------------
      COMPUTER SOFTWARE & PROCESSING - 0.9%
      BEA Systems, Inc. 4.000%, due
        12/15/06............................     2,500,000       2,471,875
      Mentor Graphics Corp. 6.875%, due
        06/15/07............................     5,000,000       5,287,500
      Wind River Systems, Inc. 3.750%, due
        12/15/06............................     2,950,000       2,898,375
                                                           ---------------
                                                                10,657,750
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     COMPUTERS & PERIPHERALS - 0.1%
     Maxtor Corp. 6.800%, due 04/30/10...... $     730,000 $       773,800
                                                           ---------------
     ELECTRICAL EQUIPMENT - 0.8%
     Artesyn Technologies, Inc. 5.500%, due
       08/15/10.............................     1,900,000       2,712,250
     LSI Logic Corp. 4.000%, due
       05/15/10.............................     6,000,000       6,030,000
                                                           ---------------
                                                                 8,742,250
                                                           ---------------
     ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.6%
     Corning, Inc.
       7.000%, due 03/15/07.................     1,000,000       1,005,000
      3.500%, due 11/01/08..................     1,500,000       2,118,750
     EDO Corp. 5.250%, due 04/15/07.........     2,500,000       2,628,125
     Flir Systems, Inc. 3.000%, due
       06/01/23.............................     5,000,000       7,143,750
     RF Micro Devices, Inc. 1.500%, due
       07/01/10.............................     5,000,000       5,925,000
                                                           ---------------
                                                                18,820,625
                                                           ---------------
     FOOD PRODUCTS - 0.8%
     Bunge, Ltd. 3.750%, due
       11/15/22(b)..........................     4,500,000       5,934,375
     General Mills, Inc. 2.165%, due
       10/28/22+............................     5,000,000       3,550,000
                                                           ---------------
                                                                 9,484,375
                                                           ---------------

     HEALTH CARE EQUIPMENT & SUPPLIES - 1.8%
     Abgenix, Inc., Convertible
       3.500%, due 03/15/07.................     1,225,000       1,143,844
     Advanced Medical Optics, Inc.
       2.500%, due 07/15/24 (144A)(a).......     1,350,000       1,483,312
     Fisher Scientific International, Inc.
       2.500%, due 10/01/23.................     6,500,000       9,140,625
     Invitrogen Corp. 1.500%, due 02/15/24
       (144A)(a)............................     5,500,000       5,190,625
     Medtronic, Inc. 1.250%, due
       09/15/21(b)..........................     4,000,000       4,080,000
                                                           ---------------
                                                                21,038,406
                                                           ---------------
     HEALTH CARE PROVIDERS & SERVICES - 0.7%
     Lifepoint Hospitals, Inc. 4.500%, due
       06/01/09.............................     4,000,000       4,155,000
     Universal Health Services, Inc. 0.426%,
       due 06/23/20.........................     5,500,000       3,293,125
                                                           ---------------
                                                                 7,448,125
                                                           ---------------
     HOTELS, RESTAURANTS & LEISURE - 0.5%
     Fairmont Hotels & Resorts, Inc. 3.750%,
       due 12/01/23.........................     5,500,000       5,596,250
                                                           ---------------
     LEISURE EQUIPMENT & PRODUCTS - 0.3%
     International Game Technology 0.671%,
       due 01/29/33+........................     4,000,000       3,415,000
                                                           ---------------

     ---------------------------------------------------------------------
     SECURITY                                 SHARES/PAR       VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     MACHINERY - 0.3%
     AGCO Corp. 1.750%, due 12/31/33
       (144A)(a)............................ $   2,675,000 $     2,959,219
                                                           ---------------
     MEDIA - 1.2%
     Disney Walt Co. 2.125%, due
       04/15/23.............................     6,000,000       6,465,000
     Liberty Media Corp. 3.250%, due
       03/15/31.............................     6,000,000       5,400,000
     Sinclair Broadcast Group, Inc. 4.875% /
       2.000%, due 07/15/18++...............     2,500,000       2,325,000
                                                           ---------------
                                                                14,190,000
                                                           ---------------
     PHARMACEUTICALS - 1.9%
     Allergan, Inc. (0.285)%, due
       11/06/22+............................     3,000,000       3,195,000
     Amgen, Inc. 1.264%, due 03/01/32+......     2,000,000       1,480,000
     Amylin Pharmaceuticals, Inc. 2.500%,
       due 04/15/11 (144A)(a)...............     2,325,000       2,266,875
     Cephalon, Inc. 2.500%, due
       12/15/06.............................     3,500,000       3,381,875
     Teva Pharmaceutical Finance B.V.
       0.375%, due 11/15/22.................     3,500,000       5,591,250
      0.500%, due 02/01/24..................     2,500,000       2,593,750
     Watson Pharmaceuticals, Inc. 1.750%,
       due 03/15/23.........................     3,500,000       3,320,625
                                                           ---------------
                                                                21,829,375
                                                           ---------------
     RETAIL - MULTILINE - 0.4%
     Costco Wholesale Corp. 0.569%, due
       08/19/17+............................     5,000,000       4,731,250
                                                           ---------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.4%
     Teradyne, Inc. 3.750%, due
       10/15/06.............................     4,000,000       4,240,000
                                                           ---------------
     SOFTWARE - 1.3%
     DST Systems, Inc., - Series A 4.125%,
       due 08/15/23.........................     6,000,000       7,530,000
     EMC Corp. 4.500%, due 04/01/07.........     6,500,000       7,158,125
                                                           ---------------
                                                                14,688,125
                                                           ---------------
     TELECOMMUNICATION SERVICES - WIRELESS - 0.2%
     Nextel Communications, Inc. 5.250%,
       due 01/15/10.........................     2,500,000       2,443,750
                                                           ---------------
     Total Convertible Bonds
     (Cost $158,941,724)                                       167,500,800
                                                           ---------------

     COMMON STOCKS - 0.5%
     AEROSPACE & DEFENSE - 0.1%
     Raytheon Co.(b)........................        39,150       1,400,396
                                                           ---------------
     COMMUNICATIONS EQUIPMENT - 0.0%
     Call-Net Enterprises, Inc. -
       Class B*(b)..........................        16,571          47,227
                                                           ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          ------------------------------------------------------------
          SECURITY                                         VALUE
          DESCRIPTION                         SHARES      (NOTE 2)
          ------------------------------------------------------------

          HEALTH CARE PROVIDERS & SERVICES - 0.4%
          Anthem, Inc. Convertible..........    11,500 $     1,181,165
          Baxter International, Inc.(b).....    45,000       2,563,200
                                                       ---------------
                                                             3,744,365
                                                       ---------------
          HOUSEHOLD PRODUCTS - 0.0%
          Leiner Health Products Group, Inc.
            Series C*(d)....................        82              82
                                                       ---------------
          INTERNET SOFTWARE & SERVICES - 0.0%
          McDATA Corp. - Class A*(b)........       440           2,367
                                                       ---------------
          PAPER & FOREST PRODUCTS - 0.0%
          PT Indah Kiat Pulp & Paper Corp.*. 1,867,500         119,215
                                                       ---------------
          SOFTWARE - 0.0%
          EMC Corp.*........................    12,000         136,800
                                                       ---------------
          Total Common Stocks
          (Cost $6,298,888)                                  5,450,452
                                                       ---------------

          PREFERRED STOCK - 3.3%
          BEVERAGES, FOOD & TOBACCO - 0.2%
          Constellation Brands, Inc.(b).....    75,000       2,469,750
                                                       ---------------
          ELECTRIC UTILITIES - 0.4%
          Dominion Resources, Inc. 9.50%....    85,000       4,624,000
                                                       ---------------
          ELECTRICAL EQUIPMENT - 0.5%
          FPL Group, Inc. 8.00%(b)..........   100,000       5,481,000
                                                       ---------------
          FINANCIAL SERVICES - 0.1%
          Doral Financial Corp. 4.75%*......     4,800       1,267,500
                                                       ---------------
          FOOD & DRUG RETAILING - 0.2%
          Albertsons, Inc. 7.250%*..........   100,000       2,769,000
                                                       ---------------
          HEALTH CARE EQUIPMENT & SUPPLIES - 0.3%
          Omnicare, Inc. 4.00%..............    62,000       3,845,860
                                                       ---------------
          HOTELS, RESTAURANTS & LEISURE - 0.1%
          Six Flags, Inc. 7.25%(b)..........    30,000         672,000
                                                       ---------------
          INSURANCE - 0.2%
          Prudential Financial, Inc. 6.75%..    15,000       1,048,950
          XL Capital, Ltd. 6.50%............    45,000       1,142,550
                                                       ---------------
                                                             2,191,500
                                                       ---------------
          MEDIA - 0.2%
          Sinclair Broadcast Group, Inc. -
            Series D, 6.00%.................    55,700       2,409,025
                                                       ---------------
          OIL & GAS - 0.6%
          Chesapeake Energy Corp. 6.00%(b)..    70,000       5,416,250
          Kerr Mcgee Corp. 5.500%...........    20,000       1,129,800
                                                       ---------------
                                                             6,546,050
                                                       ---------------
          PAPER & FOREST PRODUCTS - 0.3%
          Temple-Inland, Inc. 7.50%(b)......    50,000       2,941,000
                                                       ---------------

    -----------------------------------------------------------------------
    SECURITY                                   SHARES/PAR       VALUE
    DESCRIPTION                                  AMOUNT        (NOTE 2)
    -----------------------------------------------------------------------
    PUBLISHING - 0.2%
    Interpublic Group of Companies, Inc. -
      Series A 5.375%........................       50,000 $     2,551,500
                                                           ---------------
    Total Preferred Stock
    (Cost $35,697,275)                                          37,768,185
                                                           ---------------

    WARRANTS - 0.0%
    PAPER & FOREST PRODUCTS - 0.0%
    Asia Pulp & Paper, Ltd. (expiring
      03/15/05)* (144A)(a)(d)................          250               0
                                                           ---------------
    TRANSPORTATION - 0.0%
    Seabulk International, Inc. (expiring
      06/30/07)* (144A)(a)(d)................        1,423           4,269
                                                           ---------------
    Total Warrants
    (Cost $0)                                                        4,269
                                                           ---------------

    SHORT-TERM INVESTMENTS - 19.4%
    State Street Bank & Trust Co.,
      Repurchase Agreement, dated
      06/30/04 at 0.15% to be repurchased
      at $36,176,151 on 07/01/04
      collateralized by $36,975,000 FHLB
      1.500% due 07/15/05 with a value of
      $36,900,643............................ $ 36,176,000      36,176,000
    State Street Navigator Securities Lending
      Prime Portfolio(e).....................  185,878,912     185,878,912
                                                           ---------------
    Total Short-Term Investments
    (Cost $222,054,912)                                        222,054,912
                                                           ---------------

    TOTAL INVESTMENTS - 114.6%
    (Cost $1,289,586,389)                                    1,308,809,301

    Other Assets and Liabilities (net) - (14.6%)              (166,690,067)
                                                           ---------------

    TOTAL NET ASSETS - 100.0%                              $ 1,142,119,234
                                                           ===============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT BOND DEBENTURE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

* Non-income producing security.

+ Zero coupon bond- Interest rate represents current yield to maturity.

++ Security is a "step-up" bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2004.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) All or a portion of security out on loan.

(c) Security is in default.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

(e) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

The following table summarizes the credit composition of the portfolio holdings of the Lord Abbett Bond Debenture Portfolio at June 30, 2004, based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the equivalent Moody's rating is used.

                                                       PERCENT OF
               PORTFOLIO COMPOSITION BY CREDIT QUALITY PORTFOLIO
               --------------------------------------------------
                  AAA/Government/Government Agency         3.32%
                  AA                                       3.71
                  A                                        2.87
                  BBB                                     11.23
                  BB                                      20.24
                  B                                       46.27
                  Below B                                  8.51
                  Equities/Other                           3.85
                                                         ------
                  Total:                                 100.00%
                                                         ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       ------------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 95.9%
       AEROSPACE & DEFENSE - 0.2%
       Honeywell International, Inc............   141,300 $     5,175,819
                                                          ---------------
       AIR FREIGHT & LOGISTICS - 0.6%
       United Parcel Service, Inc. - Class B...   226,470      17,023,750
                                                          ---------------
       AIRLINES - 0.4%
       AMR Corp.*(a)...........................   533,810       6,464,439
       Delta Air Lines, Inc.(a)................   504,570       3,592,539
                                                          ---------------
                                                               10,056,978
                                                          ---------------
       BANKS - 5.9%
       Bank of New York Co., Inc...............   924,100      27,242,468
       Bank One Corp........................... 1,143,500      58,318,500
       U.S. Bancorp............................   609,600      16,800,576
       Wachovia Corp...........................   656,304      29,205,528
       Wells Fargo Co..........................   466,486      26,696,994
                                                          ---------------
                                                              158,264,066
                                                          ---------------
       BEVERAGES - 1.7%
       PepsiCo, Inc............................   818,005      44,074,109
                                                          ---------------
       CHEMICALS - 3.7%
       E.I. du Pont de Nemours & Co............   555,300      24,666,426
       Monsanto Co.............................   491,439      18,920,402
       Potash Corporation of Saskatchewan, Inc.   153,535      14,877,542
       Praxair, Inc............................   633,550      25,284,980
       Rohm & Haas Co..........................   387,080      16,094,786
                                                          ---------------
                                                               99,844,136
                                                          ---------------
       COMMERCIAL SERVICES & SUPPLIES - 2.4%
       Waste Management, Inc...................   773,335      23,702,718
       Xerox Corp.*(a)......................... 2,785,140      40,384,530
                                                          ---------------
                                                               64,087,248
                                                          ---------------
       COMMUNICATIONS EQUIPMENT - 2.2%
       Corning, Inc.*.......................... 1,450,220      18,939,873
       Qwest Communications International,
         Inc.*................................. 3,270,200      11,740,018
       SBC Communications, Inc................. 1,186,313      28,768,090
                                                          ---------------
                                                               59,447,981
                                                          ---------------
       COMPUTERS & PERIPHERALS - 2.0%
       Apple Computer, Inc.*................... 1,533,316      49,894,103
       International Business Machines Corp....    41,800       3,684,670
                                                          ---------------
                                                               53,578,773
                                                          ---------------
       ELECTRIC SERVICES - 1.8%
       FPL Group, Inc..........................   234,670      15,007,147
       Progress Energy, Inc....................   469,100      20,663,855
       Public Service Enterprise Group, Inc....   175,000       7,005,250
       Southern Co. (The)......................   225,795       6,581,924
                                                          ---------------
                                                               49,258,176
                                                          ---------------

           ---------------------------------------------------------
           SECURITY                                      VALUE
           DESCRIPTION                      SHARES      (NOTE 2)
           ---------------------------------------------------------

           ELECTRICAL EQUIPMENT - 2.2%
           Emerson Electric Co............   367,600 $    23,360,980
           General Electric Co............ 1,106,614      35,854,294
                                                     ---------------
                                                          59,215,274
                                                     ---------------
           ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.1%
           PG&E Corp.*....................   106,175       2,966,530
                                                     ---------------
           ELECTRONICS - 4.0%
           Agilent Technologies, Inc.*....   309,995       9,076,654
           Motorola, Inc.................. 3,744,340      68,334,205
           Solectron Corp.*............... 3,193,660      20,662,980
           Teradyne, Inc.*(a).............   352,885       8,010,489
                                                     ---------------
                                                         106,084,328
                                                     ---------------
           ENTERTAINMENT & LEISURE - 2.0%
           Walt Disney Co................. 2,090,137      53,277,592
                                                     ---------------
           FINANCIAL SERVICES - 6.5%
           Bank of America Corp...........   378,793      32,053,464
           Citigroup, Inc................. 1,169,749      54,393,328
           Goldman Sachs Group, Inc.......   130,000      12,240,800
           J.P. Morgan Chase & Co.........   388,502      15,062,222
           Mellon Financial Corp.......... 1,145,330      33,592,529
           Merrill Lynch & Co., Inc.......   450,810      24,334,724
           Morgan Stanley.................    36,400       1,920,828
                                                     ---------------
                                                         173,597,895
                                                     ---------------
           FOOD PRODUCTS - 3.9%
           Archer-Daniels-Midland Co......   762,759      12,799,096
           Diageo Plc (ADR)(a)............   189,500      10,375,125
           H.J. Heinz Co..................   381,135      14,940,492
           Kellogg Co.....................   525,085      21,974,807
           Kraft Foods, Inc. - Class A.... 1,360,379      43,096,807
                                                     ---------------
                                                         103,186,327
                                                     ---------------
           FOOD RETAILERS - 0.8%
           Kroger Co. (The)*.............. 1,167,370      21,246,134
                                                     ---------------
           HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
           Guidant Corp...................    41,500       2,319,020
           Johnson & Johnson..............    30,449       1,696,009
                                                     ---------------
                                                           4,015,029
                                                     ---------------
           HEALTH CARE PROVIDERS & SERVICES - 2.5%
           Baxter International, Inc......   906,235      31,274,170
           Cardinal Health, Inc...........   491,130      34,403,656
                                                     ---------------
                                                          65,677,826
                                                     ---------------
           HOUSEHOLD DURABLES - 0.5%
           Newell Rubbermaid, Inc.(a).....   560,100      13,162,350
                                                     ---------------
           INDUSTRIAL CONGLOMERATES - 2.8%
           Illinois Tool Works, Inc.......   278,500      26,705,365
           Tyco International, Ltd........ 1,437,376      47,634,641
                                                     ---------------
                                                          74,340,006
                                                     ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

      --------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      --------------------------------------------------------------------

      INSURANCE - 4.2%
      Allstate Corp.............................   112,833 $     5,252,376
      American International Group, Inc.........   781,600      55,712,448
      CIGNA Corp................................   335,415      23,079,906
      Hartford Financial Services Group, Inc.(a)   183,725      12,629,257
      St. Paul Travelers Companies, Inc. (The)..   362,754      14,706,047
                                                           ---------------
                                                               111,380,034
                                                           ---------------
      LEISURE EQUIPMENT & PRODUCTS - 0.3%
      Eastman Kodak Co.(a)......................   336,198       9,070,622
                                                           ---------------
      MACHINERY - 5.4%
      Caterpillar, Inc..........................   229,500      18,231,480
      Deere & Co................................ 1,064,415      74,658,068
      Eaton Corp................................   582,230      37,693,570
      Parker-Hannifin Corp......................   227,425      13,522,691
                                                           ---------------
                                                               144,105,809
                                                           ---------------
      MEDIA - 5.3%
      Clear Channel Communications, Inc.........   646,700      23,895,565
      Comcast Corp. - Class A*.................. 1,446,147      39,928,119
      Cox Communications, Inc. - Class A*(a)....   397,770      11,054,028
      Time Warner, Inc.*........................   406,717       7,150,085
      Tribune Co................................   697,975      31,785,782
      Viacom, Inc. - Class B....................   760,460      27,163,631
                                                           ---------------
                                                               140,977,210
                                                           ---------------
      METALS & MINING - 3.1%
      Alcoa, Inc................................ 1,157,245      38,223,802
      Barrick Gold Corp.(a).....................   597,705      11,804,674
      Newmont Mining Corp.......................   859,800      33,325,848
                                                           ---------------
                                                                83,354,324
                                                           ---------------
      OIL & GAS - 8.4%
      Baker Hughes, Inc.........................   982,170      36,978,700
      BP Plc (ADR)..............................   104,000       5,571,280
      Exxon Mobil Corp.......................... 2,962,400     131,560,184
      GlobalSantaFe Corp........................   476,085      12,616,253
      Schlumberger, Ltd.........................   576,773      36,630,853
                                                           ---------------
                                                               223,357,270
                                                           ---------------
      PAPER & FOREST PRODUCTS - 2.3%
      International Paper Co.................... 1,351,000      60,389,700
                                                           ---------------
      PERSONAL PRODUCTS - 1.3%
      Gillette Co...............................   508,760      21,571,424
      Kimberly-Clark Corp.......................   193,234      12,730,256
                                                           ---------------
                                                                34,301,680
                                                           ---------------
      PHARMACEUTICALS - 7.3%
      Abbott Laboratories.......................   476,880      19,437,629
      Amgen, Inc.*..............................    24,600       1,342,422
      Bristol-Myers Squibb Co...................   598,506      14,663,397
      Merck & Co., Inc..........................   663,060      31,495,350

     ---------------------------------------------------------------------
     SECURITY                                  SHARES/PAR      VALUE
     DESCRIPTION                                 AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     PHARMACEUTICALS - CONTINUED
     Novartis AG (ADR)........................     823,300 $    36,636,850
     Pfizer, Inc..............................     494,267      16,943,473
     Schering-Plough Corp.....................   1,851,845      34,222,096
     Wyeth....................................   1,112,010      40,210,281
                                                           ---------------
                                                               194,951,498
                                                           ---------------
     RETAIL - MULTILINE - 1.5%
     CVS Corp.................................     315,561      13,259,873
     Target Corp..............................     558,335      23,712,488
     Wal-Mart Stores, Inc.....................      55,900       2,949,284
                                                           ---------------
                                                                39,921,645
                                                           ---------------
     RETAIL - SPECIALTY - 1.5%
     Gap, Inc.................................   1,637,070      39,698,947
                                                           ---------------
     ROAD & RAIL - 2.3%
     Canadian National Railway Co.............     443,390      19,327,370
     CSX Corp.................................     545,595      17,879,148
     Union Pacific Corp.......................     428,136      25,452,685
                                                           ---------------
                                                                62,659,203
                                                           ---------------
     SEMICONDUCTOR EQUIPMENT & PRODUCTS - 0.3%
     Texas Instruments, Inc...................     284,500       6,879,210
                                                           ---------------
     SOFTWARE - 2.6%
     Computer Associates International, Inc...     341,703       9,588,186
     EMC Corp.*...............................   4,039,035      46,044,999
     Microsoft Corp...........................     476,300      13,603,128
                                                           ---------------
                                                                69,236,313
                                                           ---------------
     TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.8%
     Nortel Networks Corp.*...................   3,593,700      17,932,563
     Verizon Communications, Inc..............   1,575,864      57,030,518
                                                           ---------------
                                                                74,963,081
                                                           ---------------
     TEXTILES, APPAREL & LUXURY GOODS - 1.0%
     NIKE, Inc. - Class B.....................     367,710      27,854,032
                                                           ---------------
     Total Common Stocks
     (Cost $2,211,384,854)                                   2,560,680,905
                                                           ---------------
     SHORT-TERM INVESTMENTS - 7.4%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.15% to
       be repurchased at $48,000,200 on
       07/01/04 collateralized by $48,500,000
       FHLMC 3.250% due 11/15/04 with a
       value of $48,962,254................... $48,000,000      48,000,000
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.15% to
       be repurchased at $48,000,200 on
       07/01/04 collateralized by $48,690,000
       FNMA 1.875% due 02/15/05 with a value
       of $48,963,881.........................  48,000,000      48,000,000

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH AND INCOME PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ----------------------------------------------------------------------
     SECURITY                                  SHARES/PAR       VALUE
     DESCRIPTION                                 AMOUNT        (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - CONTINUED
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.15% to
       be repurchased at $18,038,075 on
       07/01/04 collateralized by
       $18,755,000 FNMA 1.910% due
       06/22/06 with a value of
       $18,403,344............................ $18,038,000 $    18,038,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  83,599,402      83,599,402
                                                           ---------------
     Total Short-Term Investments
     (Cost $197,637,402)                                       197,637,402
                                                           ---------------

     TOTAL INVESTMENTS - 103.3%
     (Cost $2,409,022,256)                                   2,758,318,307

     Other Assets and Liabilities (net) -
     (3.3%)                                                    (87,860,400)
                                                           ---------------

     TOTAL NET ASSETS - 100.0%                             $ 2,670,457,907
                                                           ===============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 99.9%
         AUTO COMPONENTS - 1.4%
         Advance Auto Parts, Inc.*................ 18,800 $     830,584
                                                          -------------
         AUTOMOBILES - 1.3%
         PACCAR, Inc.............................. 13,050       756,770
                                                          -------------
         BANKS - 2.7%
         City National Corp.......................  9,000       591,300
         Cullen/Frost Bankers, Inc................  9,700       434,075
         New York Community Bancorp, Inc.(a)...... 27,864       546,970
                                                          -------------
                                                              1,572,345
                                                          -------------
         BIOTECHNOLOGY - 2.0%
         Biogen Idec, Inc.*.......................  4,900       309,925
         Invitrogen Corp.*........................ 12,200       878,278
                                                          -------------
                                                              1,188,203
                                                          -------------
         BUILDING PRODUCTS - 2.3%
         Danaher Corp.............................  7,600       394,060
         MSC Industrial Direct Co., Inc. - Class A 29,400       965,496
                                                          -------------
                                                              1,359,556
                                                          -------------
         CHEMICALS - 2.4%
         Ecolab, Inc.............................. 18,300       580,110
         Rohm & Haas Co........................... 19,000       790,020
                                                          -------------
                                                              1,370,130
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 10.0%
         Cerner Corp.*(a)......................... 13,100       583,998
         CNF, Inc................................. 12,100       502,876
         Exult, Inc.*(a)..........................  9,500        51,110
         Fiserv, Inc.*............................ 16,400       637,796
         Hewitt Associates, Inc. - Class A*(a).... 16,500       453,750
         InterActiveCorp*......................... 27,503       828,940
         Iron Mountain, Inc.*..................... 13,450       649,097
         Kelly Services, Inc. - Class A........... 19,800       590,040
         Robert Half International, Inc........... 21,000       625,170
         Tetra Tech, Inc.*........................ 19,200       313,344
         United Rentals, Inc.*(a)................. 31,000       554,590
                                                          -------------
                                                              5,790,711
                                                          -------------
         COMMUNICATIONS EQUIPMENT - 1.7%
         Avaya, Inc.*............................. 60,600       956,874
                                                          -------------
         COMMUNICATIONS SERVICES - 2.1%
         Alliance Data Systems Corp. *............ 21,100       891,475
         EchoStar Communications Corp. - Class A*. 10,200       313,650
                                                          -------------
                                                              1,205,125
                                                          -------------
         COMPUTERS & PERIPHERALS - 1.0%
         Lexmark International, Inc. - Class A*...  6,100       588,833
                                                          -------------
         CONSTRUCTION & ENGINEERING - 0.5%
         Jacobs Engineering Group, Inc.*..........  7,700       303,226
                                                          -------------

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                               SHARES   (NOTE 2)
         --------------------------------------------------------------

         ELECTRICAL EQUIPMENT - 2.1%
         Graftech International Ltd.*............. 57,400 $     600,404
         Molex, Inc............................... 19,200       615,936
                                                          -------------
                                                              1,216,340
                                                          -------------
         ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.1%
         Fisher Scientific International, Inc.*(a) 15,700       906,675
         Microchip Technology, Inc................ 29,200       920,968
                                                          -------------
                                                              1,827,643
                                                          -------------
         ELECTRONICS - 4.2%
         Drexler Technology Corp.*(a).............  4,600        61,318
         Integrated Circuit Systems, Inc.*........ 23,800       646,408
         Jabil Circuit, Inc.*..................... 30,000       755,400
         Symbol Technologies, Inc................. 61,400       905,036
         Sypris Solutions, Inc....................  4,700        90,193
                                                          -------------
                                                              2,458,355
                                                          -------------
         FINANCIAL SERVICES - 4.4%
         Affiliated Managers Group, Inc.*(a)...... 15,649       788,240
         CIT Group, Inc........................... 16,400       627,956
         Investors Financial Services Corp........  7,700       335,566
         Providian Financial Corp.*............... 53,000       777,510
                                                          -------------
                                                              2,529,272
                                                          -------------
         FOOD PRODUCTS - 1.0%
         Ralcorp Holdings, Inc.*.................. 16,200       570,240
                                                          -------------
         HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
         Boston Scientific Corp.*................. 12,900       552,120
         Integra LifeSciences Holdings*(a)........  3,000       105,810
         McKesson Corp............................ 12,100       415,393
         Zoll Medical Corp.*......................  2,100        73,668
                                                          -------------
                                                              1,146,991
                                                          -------------
         HEALTH CARE PROVIDERS & SERVICES - 6.8%
         Caremark Rx, Inc.*....................... 47,000     1,548,180
         Omnicare, Inc............................ 19,800       847,638
         PacifiCare Health Systems, Inc.*......... 17,300       668,818
         Province Healthcare Co.*................. 51,400       881,510
                                                          -------------
                                                              3,946,146
                                                          -------------
         HOTELS, RESTAURANTS & LEISURE - 1.9%
         Panera Bread Co. - Class A*..............  7,900       283,452
         Royal Caribbean Cruises, Ltd.(a)......... 19,000       824,790
                                                          -------------
                                                              1,108,242
                                                          -------------
         HOUSEHOLD PRODUCTS - 1.8%
         Clorox Company (The)..................... 19,500     1,048,710
                                                          -------------
         INDUSTRIAL CONGLOMERATES - 1.1%
         ITT Industries, Inc......................  8,000       664,000
                                                          -------------
         INSURANCE - 2.5%
         Everest Re Group, Ltd....................  7,600       610,736
         MGIC Investment Corp..................... 11,200       849,632
                                                          -------------
                                                              1,460,368
                                                          -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                                  SHARES   (NOTE 2)
       -----------------------------------------------------------------

       INTERNET SOFTWARE & SERVICES - 0.3%
       Verity, Inc.*(a)............................  6,500 $      87,815
       WatchGuard Technologies, Inc.*.............. 11,100        80,142
                                                           -------------
                                                                 167,957
                                                           -------------
       IT CONSULTING & SERVICES - 1.6%
       Affiliated Computer Services, Inc. -
         Class A*(a)............................... 17,400       921,156
                                                           -------------
       LEISURE EQUIPMENT & PRODUCTS - 0.1%
       Action Performance Companies, Inc.(a).......  5,400        81,378
                                                           -------------
       MACHINERY - 1.7%
       Ingersoll-Rand Co. - Class A................ 14,700     1,004,157
                                                           -------------
       MEDIA - 3.2%
       Entercom Communications Corp.*.............. 29,600     1,104,080
       Univision Communications, Inc. - Class A*(a) 23,200       740,776
                                                           -------------
                                                               1,844,856
                                                           -------------
       METALS & MINING - 1.3%
       Phelps Dodge Corp.*.........................  5,700       441,807
       United States Steel Corp....................  9,100       319,592
                                                           -------------
                                                                 761,399
                                                           -------------
       OIL & GAS - 4.1%
       Cal Dive International, Inc.*(a)............  1,700        51,544
       Halliburton Co.............................. 15,500       469,030
       Weatherford International, Ltd.*............ 20,100       904,098
       XTO Energy, Inc............................. 32,165       958,195
                                                           -------------
                                                               2,382,867
                                                           -------------
       PHARMACEUTICALS - 7.7%
       Barr Pharmaceuticals, Inc.*.................  5,725       192,933
       Cephalon, Inc.*(a).......................... 16,200       874,800
       Endo Pharmaceuticals Holdings, Inc.*........ 18,400       431,480
       Genzyme Corp.*..............................  5,900       279,247
       Gilead Sciences, Inc.*......................  3,400       227,800
       IVAX Corp.*................................. 37,100       890,029
       Ligand Pharmaceuticals, Inc. - Class B*(a).. 13,000       225,940
       Medicines Co.*..............................  3,400       103,734
       NBTY, Inc.*.................................  3,800       111,682
       QLT, Inc.*(a)............................... 25,400       508,508
       Teva Pharmaceutical Industries, Ltd.
         (ADR)(a)..................................  9,400       632,526
                                                           -------------
                                                               4,478,679
                                                           -------------

       RETAIL - MULTILINE - 0.5%
       Dollar Tree Stores, Inc.*................... 10,800       296,244
                                                           -------------
       RETAIL - SPECIALTY - 5.6%
       American Eagle Outfitters, Inc.*............ 32,300       933,793
       Linens 'n Things, Inc.*..................... 19,500       571,545
       Michaels Stores, Inc........................ 12,400       682,000

           ----------------------------------------------------------
           SECURITY                                        VALUE
           DESCRIPTION                           SHARES   (NOTE 2)
           ----------------------------------------------------------

           RETAIL - SPECIALTY - CONTINUED
           PETCO Animal Supplies, Inc.*......... 29,900 $     963,079
           Too, Inc.*...........................  4,700        78,490
                                                        -------------
                                                            3,228,907
                                                        -------------
           ROAD & RAIL - 1.0%
           Heartland Express, Inc............... 22,200       607,392
                                                        -------------
           SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.1%
           ASE Test, Ltd.*(a)................... 37,400       275,638
           Vitesse Semiconductor Corp.*......... 72,500       353,800
                                                        -------------
                                                              629,438
                                                        -------------
           SOFTWARE - 10.1%
           Activision, Inc.*.................... 52,325       831,968
           Amdocs, Ltd.*........................ 32,700       766,161
           Cognos, Inc.*........................ 20,200       730,432
           Datastream Systems, Inc.*............ 10,400        67,392
           DST Systems, Inc.*................... 12,700       610,743
           Eletronics for Imaging, Inc.*........ 34,300       969,318
           EPIQ Systems, Inc.*(a)...............  3,600        52,200
           Informatica Corp.*................... 57,000       434,910
           Ingram Micro, Inc. - Class A*........ 46,100       667,067
           Intuit, Inc.*........................ 13,800       532,404
           Quest Software, Inc.*................  5,300        68,370
           Verint Systems, Inc.*(a).............  4,100       140,302
                                                        -------------
                                                            5,871,267
                                                        -------------
           TELECOMMUNICATION SERVICES - WIRELESS - 2.1%
           Nextel Partners, Inc. - Class A*(a).. 77,400     1,232,208
                                                        -------------
           TEXTILES, APPAREL & LUXURY GOODS - 0.2%
           Fossil, Inc.*........................  4,800       130,800
                                                        -------------
           TRUCKING & FREIGHT FORWARDING - 1.0%
           Landstar System, Inc.*............... 10,700       565,709
                                                        -------------
           Total Common Stocks
           (Cost $51,532,180)                              58,103,078
                                                        -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                     SHARES/PAR    VALUE
     DESCRIPTION                                    AMOUNT     (NOTE 2)
     ---------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 17.3%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.05% to
       be repurchased At $537,001 on 07/01/04
       collateralized by $520,000 FNMA 6.250%
       due 05/15/29 with a value of
       $547,950.................................. $  537,000 $    537,000
     State Street Navigator Securities Lending
       Prime Portfolio(b)........................  9,508,216    9,508,216
                                                             ------------
     Total Short-Term Investments
     (Cost $10,045,216)                                        10,045,216
                                                             ------------

     TOTAL INVESTMENTS - 117.2%
     (Cost $61,577,396)                                        68,148,294

     Other Assets and Liabilities (net) - (17.2%)             (10,017,015)
                                                             ------------

     TOTAL NET ASSETS - 100.0%                               $ 58,131,279
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 98.3%
        ADVERTISING - 1.1%
        Interpublic Group of Companies, Inc. (The) 193,200 $   2,652,636
                                                           -------------
        AUTO COMPONENTS - 4.6%
        Dana Corp................................. 276,000     5,409,600
        Genuine Parts Co.......................... 151,900     6,027,392
                                                           -------------
                                                              11,436,992
                                                           -------------
        CHEMICALS - 9.2%
        Crompton Corp............................. 337,800     2,128,140
        Eastman Chemical Co....................... 142,600     6,592,398
        IMC Global, Inc.(a)....................... 317,500     4,254,500
        Monsanto Co............................... 166,500     6,410,250
        Potash Corporation of Saskatchewan, Inc...  38,800     3,759,720
                                                           -------------
                                                              23,145,008
                                                           -------------
        COMMERCIAL SERVICES & SUPPLIES - 2.1%
        R. R. Donnelley & Sons Co................. 158,824     5,244,369
                                                           -------------
        COMMUNICATIONS EQUIPMENT - 1.0%
        Avaya, Inc.*.............................. 158,600     2,504,294
                                                           -------------
        CONTAINERS & PACKAGING - 4.3%
        Ball Corp.................................  68,000     4,899,400
        Pactiv Corp.*............................. 237,600     5,925,744
                                                           -------------
                                                              10,825,144
                                                           -------------
        ELECTRIC UTILITIES - 4.7%
        Ameren Corp.(a)........................... 110,800     4,759,968
        CMS Energy Corp.(a)....................... 333,400     3,043,942
        Northeast Utilities....................... 200,200     3,897,894
                                                           -------------
                                                              11,701,804
                                                           -------------
        ELECTRICAL EQUIPMENT - 1.9%
        Grainger (W.W.), Inc......................  84,200     4,841,500
                                                           -------------
        FOOD & DRUG RETAILING - 1.6%
        Albertson's, Inc.(a)......................  50,600     1,342,924
        Safeway, Inc.*............................  74,700     1,892,898
        SUPERVALU INC.............................  27,900       854,019
                                                           -------------
                                                               4,089,841
                                                           -------------
        FOOD PRODUCTS - 2.9%
        Archer-Daniels-Midland Co................. 275,540     4,623,561
        Dean Foods Co.*...........................  71,400     2,663,934
                                                           -------------
                                                               7,287,495
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
        Bausch & Lomb, Inc........................  75,000     4,880,250
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 3.6%
        Aetna, Inc................................  64,200     5,457,000
        Caremark Rx, Inc.*........................ 107,300     3,534,462
                                                           -------------
                                                               8,991,462
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 2.2%
        Caesars Entertainment, Inc.*.............. 292,700     4,390,500
        Yum! Brands, Inc.*........................  30,100     1,120,322
                                                           -------------
                                                               5,510,822
                                                           -------------

           ---------------------------------------------------------
           SECURITY                                       VALUE
           DESCRIPTION                         SHARES    (NOTE 2)
           ---------------------------------------------------------

           HOUSEHOLD DURABLES - 4.9%
           Leggett & Platt, Inc............... 140,100 $   3,742,071
           Newell Rubbermaid, Inc............. 134,000     3,149,000
           Snap-On, Inc....................... 140,400     4,710,420
           Tupperware Corp....................  32,900       639,247
                                                       -------------
                                                          12,240,738
                                                       -------------
           INSURANCE - 12.0%
           Arthur J. Gallagher & Co...........  57,800     1,760,010
           Conseco, Inc.*(a)..................  76,700     1,526,330
           Everest Reinsurance Group, Ltd.....  58,700     4,717,132
           Lincoln National Corp..............  31,800     1,502,550
           MBIA, Inc..........................  17,300       988,176
           PartnerRe, Ltd.....................  79,000     4,481,670
           PMI Group, Inc. (The)..............  85,700     3,729,664
           SAFECO Corp........................ 139,500     6,138,000
           Transatlantic Holdings, Inc.(a)....   7,200       583,128
           XL Capital, Ltd. - Class A.........  61,600     4,648,336
                                                       -------------
                                                          30,074,996
                                                       -------------
           INTERNET SOFTWARE & SERVICES - 0.8%
           Network Associates, Inc.*.......... 114,700     2,079,511
                                                       -------------
           IT CONSULTING & SERVICES - 1.1%
           Computer Sciences Corp.*...........  59,800     2,776,514
                                                       -------------
           MACHINERY - 2.3%
           CNH Global N.V.....................  84,700     1,748,208
           Cummins, Inc.(a)...................  62,900     3,931,250
                                                       -------------
                                                           5,679,458
                                                       -------------
           MEDIA - 0.3%
           Metro-Goldwyn-Mayer, Inc.*(a)......  59,600       721,160
                                                       -------------
           METALS & MINING - 4.0%
           Hubbell, Inc. - Class B............ 111,200     5,194,152
           Timken Co.(a)...................... 183,700     4,866,213
                                                       -------------
                                                          10,060,365
                                                       -------------
           OIL & GAS - 10.3%
           EOG Resources, Inc.................  98,500     5,881,435
           GlobalSantaFe Corp................. 113,600     3,010,400
           Halliburton Co..................... 188,200     5,694,932
           NiSource, Inc...................... 192,800     3,975,536
           Pride International, Inc.*(a)...... 231,200     3,955,832
           Puget Energy, Inc..................  55,700     1,220,387
           Southwest Gas Corp.(a).............  86,400     2,084,832
                                                       -------------
                                                          25,823,354
                                                       -------------
           PAPER & FOREST PRODUCTS - 4.1%
           Georgia-Pacific Corp............... 156,215     5,776,831
           MeadWestvaco Corp.................. 155,300     4,564,267
                                                       -------------
                                                          10,341,098
                                                       -------------
           PHARMACEUTICALS - 2.1%
           King Pharmaceuticals, Inc.*........ 237,400     2,718,230
           Mylan Laboratories, Inc............ 120,975     2,449,744
                                                       -------------
                                                           5,167,974
                                                       -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
LORD ABBETT MID-CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         -------------------------------------------------------------
         SECURITY                                           VALUE
         DESCRIPTION                             SHARES    (NOTE 2)
         -------------------------------------------------------------

         REAL ESTATE - 3.0%
         Health Care Property Investors, Inc.
           (REIT)(a)............................  32,300 $     776,492
         Healthcare Realty Trust, Inc. (REIT)...  85,955     3,221,593
         Host Marriott Corp. (REIT)*............ 293,300     3,625,188
                                                         -------------
                                                             7,623,273
                                                         -------------
         RETAIL - MULTILINE - 5.1%
         Federated Department Stores, Inc.......  27,300     1,340,430
         Foot Locker, Inc....................... 192,700     4,690,318
         J.C. Penney Co., Inc...................  72,400     2,733,824
         May Department Stores Co...............  63,700     1,751,113
         Payless ShoeSource, Inc.*(a)........... 143,400     2,138,094
                                                         -------------
                                                            12,653,779
                                                         -------------
         RETAIL - SPECIALTY - 2.5%
         American Greetings Corp. - Class A*(a).  81,200     1,882,216
         Limited Brands.........................  90,900     1,699,830
         Office Depot, Inc.*.................... 146,100     2,616,651
                                                         -------------
                                                             6,198,697
                                                         -------------
         SOFTWARE - 2.4%
         Cadence Design Systems, Inc.*.......... 182,600     2,671,438
         Sybase, Inc.*.......................... 178,900     3,220,200
                                                         -------------
                                                             5,891,638
                                                         -------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.7%
         CenturyTel, Inc........................  62,200     1,868,488
                                                         -------------
         TEXTILES, APPAREL & LUXURY GOODS - 1.5%
         Tommy Hilfiger Corp.*.................. 253,800     3,842,532
                                                         -------------
         Total Common Stocks (Cost $199,867,951)           246,155,192
                                                         -------------

     ----------------------------------------------------------------------
     SECURITY                                    SHARES/PAR      VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     SHORT-TERM INVESTMENTS - 8.0%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.10%
       to be repurchased at $4,915,014 on
       07/01/04 collateralized by $5,100,000
       FHLMC 0.000% due 01/30/14 with a
       value of $5,017,125...................... $ 4,915,000 $   4,915,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).......................  15,095,523    15,095,523
                                                             -------------
     Total Short-Term Investments
     (Cost $20,010,523)                                         20,010,523
                                                             -------------

     TOTAL INVESTMENTS - 106.3%
     (Cost $219,878,475)                                       266,165,715

     Other Assets and Liabilities (net) - (6.3%)               (15,696,228)
                                                             -------------

     TOTAL NET ASSETS - 100.0%                               $ 250,469,487
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                              VALUE
       DESCRIPTION                              SHARES      (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 95.3%
       AUSTRALIA - 2.0%
       Australia & New Zealand Banking
         Group, Ltd...........................    37,105 $       471,472
       News Corp., Ltd.(a)....................    72,773         594,368
       The News Corporation, Ltd.(a)..........   522,513       4,605,360
       Westpac Banking Corp...................   381,541       4,667,681
                                                         ---------------
                                                              10,338,881
                                                         ---------------
       AUSTRIA - 0.9%
       Erste Bank der Oesterreichischen
         Sparkassen AG........................    29,400       4,623,345
                                                         ---------------
       BELGIUM - 0.1%
       Fortis.................................    18,316         404,716
                                                         ---------------
       BERMUDA - 0.4%
       Star Cruises, Ltd.*.................... 8,323,000       2,080,750
                                                         ---------------
       BRAZIL - 2.7%
       Aracruz Celulose S.A. (ADR)............   183,720       6,000,295
       Brasil Telecom Participacoes S.A. (ADR)    43,640       1,339,748
       Companhia Vale do Rio Doce (ADR).......   136,940       6,511,497
                                                         ---------------
                                                              13,851,540
                                                         ---------------
       CANADA - 0.9%
       CoolBrands International, Inc.*........    40,100         655,073
       Encana Corp.(a)........................    93,830       4,032,884
       Toronto-Dominion Bank(a)...............         5             160
                                                         ---------------
                                                               4,688,117
                                                         ---------------
       CHINA - 0.4%
       Huaneng Power International, Inc. -
         Series H(a).......................... 2,230,000       1,987,064
                                                         ---------------
       FINLAND - 0.4%
       Stora Enso Oyj - R Shares..............   166,070       2,255,531
                                                         ---------------
       FRANCE - 7.6%
       Axa(a).................................   439,310       9,685,732
       Carrefour S.A.(a)......................     6,378         309,829
       Credit Agricole S.A.(a)................   225,550       5,494,847
       France Telecom(a)......................    18,904         493,237
       Pernod Ricard S.A.(a)..................    37,450       4,794,433
       Renault S.A.(a)........................    18,920       1,442,707
       Sanofi-Synthelabo S.A.(a)..............   110,483       7,011,581
       Suez S.A.(a)...........................   363,070       7,566,990
       Total Fina Elf S.A.(a).................     8,989       1,715,786
                                                         ---------------
                                                              38,515,142
                                                         ---------------
       GERMANY - 3.7%
       Bayerische Motoren Werke (BMW) AG(a)...   208,036       9,216,469
       Deutsche Telekom AG*...................   280,080       4,926,427
       Hypo Real Estate Holding AG*...........   142,150       4,174,715
       Linde AG(a)............................     2,250         123,990
       Schering AG............................     3,983         234,968
                                                         ---------------
                                                              18,676,569
                                                         ---------------

        ----------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ----------------------------------------------------------------

        GREECE - 0.7%
        Coca Cola Hellenic Bottling Co., S.A.    143,610 $     3,348,184
                                                         ---------------
        HONG KONG - 2.1%
        China Mengniu Dairy Co., Ltd.*.......  4,285,000       2,774,369
        CNOOC, Ltd........................... 12,143,500       5,137,832
        Esprit Holdings, Ltd.................    622,500       2,785,396
                                                         ---------------
                                                              10,697,597
                                                         ---------------
        HUNGARY - 1.8%
        MOL Magyar Olaj-es Gazipari Rt.(GDR).    105,890       4,129,710
        OTP Bank, Ltd. (GDR).................    126,670       5,225,138
                                                         ---------------
                                                               9,354,848
                                                         ---------------
        INDIA - 0.2%
        HDFC Bank, Ltd.(ADR).................     27,400         735,964
                                                         ---------------
        IRELAND - 1.3%
        Anglo Irish Bank Corp................    231,134       3,631,920
        Depfa Bank Plc*......................    192,950       2,806,286
        Irish Life & Permanent Plc...........      7,485         115,336
                                                         ---------------
                                                               6,553,542
                                                         ---------------
        ITALY - 1.2%
        Italcementi S.p.A....................    146,150       1,256,858
        Riunione Adriatica di Sicurta S.p.A..    261,020       4,740,610
                                                         ---------------
                                                               5,997,468
                                                         ---------------
        JAPAN - 24.0%
        Aiful Corp...........................     84,200       8,770,753
        Bridgestone Corp.(a).................    229,000       4,293,292
        Canon, Inc.(a).......................    140,000       7,362,019
        Chugai Pharmaceutical Co., Ltd.(a)...    292,300       4,576,502
        FUNAI ELECTRIC Co., Ltd..............     33,200       4,991,614
        Honda Motor Co., Ltd.................     16,700         803,347
        HUNET, Inc.(a).......................    390,000       1,023,641
        JACCS Co., Ltd.......................    240,000       1,545,201
        KDDI Corp............................      1,011       5,769,482
        Kibun Food Chemifa Co., Ltd.(a)......    200,000       3,658,146
        Lawson, Inc..........................     90,900       3,740,912
        Nissan Motor Co., Ltd................     57,600         638,976
        Seiko Epson Corp.....................    255,100       9,261,941
        Sekisui Chemical Co., Ltd.(a)........  1,338,000      11,269,816
        Softbank Corp.(a)....................    277,200      12,168,458
        Sompo Japan Insurance, Inc...........     16,000         163,153
        Sumitomo Bakelite Co., Ltd.(a).......    785,000       5,484,841
        Sumitomo Mitsui Financial Group, Inc.        549       3,755,563
        Takefuji Corp.(a)....................    107,440       7,772,193
        Tamron Co., Ltd.(a)..................     66,000       2,981,755
        Tanabe Seiyaku Co., Ltd..............    561,000       5,007,417
        Tokyo Gas Co., Ltd.(a)...............  2,606,000       9,223,302
        Toyota Motor Corp....................    196,300       7,934,940
                                                         ---------------
                                                             122,197,264
                                                         ---------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       KOREA - 1.7%
       Hanaro Telecom, Inc.*...................   827,172 $    1,882,702
       Hyundai Motor Co., Ltd..................    71,690      2,757,785
       Kookmin Bank*...........................   120,560      3,745,655
                                                          --------------
                                                               8,386,142
                                                          --------------
       LUXEMBOURG - 0.9%
       Tenaris S.A. (ADR)......................   131,600      4,309,900
                                                          --------------
       MEXICO - 2.8%
       America Movil S.A. de C.V. (ADR)........    96,670      3,515,888
       Cemex S.A. de C.V. (ADR)................   168,739      4,910,305
       Grupo Elektra, S.A. de C.V..............   324,490      1,918,892
       Grupo Televisa, S.A.(ADR)...............    85,780      3,883,261
                                                          --------------
                                                              14,228,346
                                                          --------------
       NETHERLANDS - 1.3%
       ING Groep N.V...........................       331          7,822
       Koninklijke (Royal) Philips Electronics
         N.V...................................    23,177        624,772
       VNU N.V.................................   196,189      5,704,398
                                                          --------------
                                                               6,336,992
                                                          --------------

       NORWAY - 0.8%
       DNB Holding ASA(a)......................   572,480      3,906,896
                                                          --------------

       SINGAPORE - 2.2%
       DBS Group Holdings, Ltd.................   684,000      5,722,187
       Singapore Telecommunications, Ltd.(a)... 4,118,000      5,382,850
                                                          --------------
                                                              11,105,037
                                                          --------------

       SPAIN - 4.4%
       Altadis, S.A.(a)........................   233,580      7,226,901
       Antena 3 Television S.A.*...............       166          8,796
       Banco Bilbao Vizcaya Argentaria, S.A.(a)   591,610      7,912,625
       Iberdrola S.A.(a).......................    58,910      1,245,006
       Repsol YPF, S.A.(a).....................   245,400      5,380,589
       Telefonica S.A..........................    48,895        723,642
                                                          --------------
                                                              22,497,559
                                                          --------------

       SWEDEN - 4.1%
       Atlas Copco AB - A Shares...............   126,900      4,712,802
       Autoliv, Inc. (SDR).....................    65,440      2,734,637
       Sandvik AB(a)...........................   219,350      7,490,427
       Telefonaktiebolaget LM Ericsson*........ 2,024,360      5,971,405
                                                          --------------
                                                              20,909,271
                                                          --------------

       SWITZERLAND - 6.7%
       Credit Suisse Group.....................   101,760      3,617,158
       Nestle S.A..............................     2,300        613,627
       Novartis AG.............................   148,519      6,554,577
       Roche Holding AG........................    82,570      8,178,513
       Syngenta AG.............................    52,700      4,420,081
       UBS AG..................................   154,141     10,865,839
                                                          --------------
                                                              34,249,795
                                                          --------------

     ----------------------------------------------------------------------
     SECURITY                                   SHARES/PAR      VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     UNITED KINGDOM - 19.0%
     AstraZeneca Plc..........................      254,863 $   11,430,906
     Barclays Plc.............................      752,540      6,408,709
     BG Group Plc.............................       35,247        217,098
     BP Plc...................................      131,700      1,162,757
     BP Plc (ADR).............................      296,570     15,887,255
     British Sky Broadcasting Group Plc.......       30,201        340,554
     Cadbury Schweppes Plc....................      573,330      4,944,901
     CGNU Plc.................................      710,420      7,328,272
     Diageo Plc...............................       10,881        146,664
     easyJet Plc*.............................      676,570      1,956,355
     Johnston Press Plc.......................      321,130      3,298,033
     Kingfisher Plc...........................    1,038,942      5,391,517
     Reckitt Benckiser Plc....................      237,154      6,711,313
     Royal Bank of Scotland Group Plc.........      386,900     11,138,415
     TI Automotive, Ltd. - Class A*(c)........       45,100              0
     Unilever Plc.............................      107,330      1,052,671
     Vodafone Group Plc.......................    6,324,775     13,845,428
     William Hill Plc.........................      232,400      2,334,103
     Yell Group Plc...........................      508,890      3,180,551
                                                            --------------
                                                                96,775,502
                                                            --------------

     UNITED STATES - 1.0%
     Manpower, Inc............................      100,620      5,108,477
                                                            --------------
     Total Common Stocks
     (Cost $446,008,383)                                       484,120,439
                                                            --------------

     PREFERRED STOCK - 1.0%
     GERMANY - 1.0%
     Porsche AG
     (Cost $4,048,872)                                7,885      5,283,073
                                                            --------------

     SHORT-TERM INVESTMENTS - 23.5%
     State Street Bank & Trust Co.,
       Repurchase Agreement, dated
       06/30/04 at 0.15% to be repurchased
       at $ 17,526,000 on 07/01/04
       collateralized by $ 17,955,000 FHLB
       1.500% due 05/13/05 with a value of
       $17,879,248............................ $ 17,526,000     17,526,000
     State Street Navigator Securities Lending
       Prime Portfolio(b).....................  101,839,532    101,839,532
                                                            --------------
     Total Short-Term Investments
     (Cost $119,365,532)                                       119,365,532
                                                            --------------

     TOTAL INVESTMENTS - 119.8%
     (Cost $569,422,787)                                       608,769,044

     Other Assets and Liabilities (net) - (19.8%)             (100,485,100)
                                                            --------------

     TOTAL NET ASSETS - 100.0%                              $  508,283,944
                                                            ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MFS RESEARCH INTERNATIONAL PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(b) Represents investment of collateral received from securities lending transactions.

(c) Illiquid securities representing in the aggregate 0.00% of net assets.

ADR - American Depositary Receipt

GDR - Global Depositary Receipt

SDR - Swedish Depository Receipt

FHLB - Federal Home Loan Bank
SUMMARY OF TOTAL FOREIGN SECURITIES BY INDUSTRY CLASSIFICATION 6/30/2004

                                                    VALUE     PERCENT OF
        INDUSTRY                                    (000)     NET ASSETS
        ----------------------------------------------------------------
        Airlines                                 $  1,956,355     0.4%
        Automotive                                 35,105,226     6.9%
        Banking                                    84,729,858    16.6%
        Beverages, Food & Tobacco                  28,162,300     5.5%
        Building Products                          10,879,965     2.1%
        Chemicals                                  21,174,739     4.2%
        Commercial Services & Supplies             21,732,438     4.3%
        Energy Equipment & Services                20,224,563     4.0%
        Financials - Diversified                   30,784,479     6.1%
        Food & Drug Retailing                         309,829     0.1%
        Hotels, Restaurants & Leisure               7,396,608     1.5%
        Household Products                          8,388,756     1.7%
        Insurance                                  21,917,767     4.3%
        Machinery                                   7,490,427     1.5%
        Media                                      21,615,321     4.3%
        Metals & Mining                             6,511,497     1.3%
        Oil & Gas                                  46,887,214     9.1%
        Paper & Forest Products                     8,255,826     1.6%
        Pharmaceuticals                            42,994,462     8.5%
        Real Estate                                 5,198,356     1.0%
        Retailers                                  13,836,717     2.7%
        Telecommunication Services - Diversified   43,850,809     8.6%
                                                 ------------    ----
                                                 $489,403,512    96.3%
                                                 ============    ====

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MONEY MARKET PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                     PAR         VALUE
      DESCRIPTION                                 AMOUNT      (NOTE 2)
      -------------------------------------------------------------------

      COMMERCIAL PAPER - 48.1%
      BANKS - 28.6%
      Barclays U.S. Funding LLC 1.110%,
        due 08/25/04.......................... $  8,000,000 $   7,986,433
      CBA Finance, Inc.
        1.150%, due 08/09/04..................    4,000,000     3,995,017
       1.210%, due 08/23/04...................    5,000,000     4,991,093
      Chase Manhattan Bank 1.150%,
        due 08/06/04..........................    4,100,000     4,100,000
      Citibank N.A.
        1.190%, due 08/20/04..................    3,300,000     3,300,000
       1.290%, due 09/07/04...................    4,100,000     4,100,000
       1.340%, due 09/10/04...................    1,800,000     1,800,000
      National Australia Funding, Inc. 1.210%,
        due 07/19/04..........................    6,000,000     5,996,370
      Rabobank USA Financial Corp. 1.210%,
        due 09/07/04..........................    8,000,000     7,981,716
      Svenska Handelsbanken AB 1.295%, due
        09/24/04..............................    6,000,000     5,981,654
      Swedbank Forenings 1.560%, due
        10/21/04..............................    6,000,000     5,970,880
      Wells Fargo Bank NA 1.240%, due
        07/19/04..............................    4,100,000     4,100,000
                                                            -------------
                                                               60,303,163
                                                            -------------
      FINANCIALS - DIVERSIFIED - 19.5%
      CDC Commercial Paper, Inc.
        1.120%, due 08/19/04..................    8,000,000     7,987,804
      HBOS Treasury Services Plc
        1.450%, due 09/07/04..................    3,000,000     2,991,783
       1.585%, due 10/26/04...................    2,400,000     2,387,637
      Ing U. S. Funding LLC
        1.310%, due 09/02/04..................    2,300,000     2,294,727
       1.240%, due 09/10/04...................    6,000,000     5,985,327
      KFW International Finance, Inc.
        1.110%, due 08/23/04..................    8,000,000     7,986,927
      Shell Finance UK Plc 1.340%, due
        08/23/04..............................    7,900,000     7,884,415
      UBS Finance, Inc. 1.130%, due
        09/01/04..............................    3,500,000     3,493,189
                                                            -------------
                                                               41,011,809
                                                            -------------
      Total Commercial Paper
      (Cost $101,314,972)                                     101,314,972
                                                            -------------
      CORPORATE NOTES - 3.1%
      FINANCIALS - DIVERSIFIED - 3.1%
      General Electric Capital Corp.
        1.050%, due 07/07/04..................    3,600,000     3,599,370
       1.040%, due 07/08/04...................    3,000,000     2,999,393
                                                            -------------
      Total Corporate Notes
      (Cost $6,598,763)                                         6,598,763
                                                            -------------

    -----------------------------------------------------------------------
    SECURITY                                        PAR          VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 41.3%
    Federal Home Loan Bank
      1.165%, due 07/16/04..................... $  6,700,000 $   6,696,748
     1.210%, due 09/01/04......................    7,300,000     7,284,787
    Federal Home Loan Mortgage Corporation
      1.030%, due 07/06/04.....................    3,700,000     3,699,471
     1.000%, due 07/19/04......................   10,000,000     9,995,000
     1.260%, due 09/24/04......................    6,000,000     5,982,150
     1.465%, due 09/28/04......................    9,500,000     9,465,006
     1.298%, due 09/30/04......................   12,000,000    11,955,410
    Federal National Mortgage Association
      1.005%, due 07/01/04.....................    7,200,000     7,200,000
     1.045%, due 07/14/04......................    2,400,000     2,399,094
     1.055%, due 08/04/04......................    2,400,000     2,397,609
     1.065%, due 08/04/04......................    8,000,000     7,991,953
     1.370%, due 09/08/04......................   12,000,000    11,968,490
                                                             -------------
    Total U.S. Government & Agency Discount Notes
    (Cost $87,035,718)                                          87,035,718
                                                             -------------
    FOREIGN GOVERNMENT & AGENCY - 3.5%
    Swedish National Housing Finance Corp.
      1.070%, due 07/15/04
    (Cost $7,396,921)..........................    7,400,000     7,396,921
                                                             -------------
    REPURCHASE AGREEMENTS - 4.7%
    Credit Suisse First Boston Corp.,
      Repurchase Agreement, dated 06/30/04
      at 1.20% to be repurchased at
      $9,800,327 on 07/01/04 collateralized
      by $8,782,000 USTIIN 3.00% due
      07/15/12 with a value of
      $10,054,395..............................    9,800,000     9,800,000
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/04 at 0.05% to
      be repurchased at $143, 000 on
      07/01/04 collateralized by $150,000
      FNMA 3.00% due 07/16/13 with value of
      $146,625.................................      143,000       143,000
                                                             -------------
    Total Repurchase Agreements
    (Cost $9,943,000)                                            9,943,000
                                                             -------------

    TOTAL INVESTMENTS - 100.7%
    (Cost $212,289,374)                                        212,289,374

    Other Assets and Liabilities (net) - (0.7%)                 (1,465,112)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 210,824,262
                                                             =============

PORTFOLIO FOOTNOTES:

USTIIN - United States Treasury Inflation Index Note

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
NEUBERGER BERMAN REAL ESTATE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                                SHARES    (NOTE 2)
        ----------------------------------------------------------------

        COMMON STOCKS - 94.2%
        APARTMENTS - 16.6%
        Apartment Investment & Management Co. -
          Class A (REIT).......................... 118,800 $   3,698,244
        Archstone-Smith Trust (REIT).............. 112,800     3,308,424
        Avalonbay Communities, Inc. (REIT)........  93,700     5,295,924
        BRE Properties, Inc. (REIT)...............  37,700     1,310,075
        Equity Residential (REIT)................. 133,800     3,977,874
        Home Properties, Inc. (REIT)..............  48,100     1,874,938
        United Dominion Realty Trust, Inc. (REIT). 180,000     3,560,400
                                                           -------------
                                                              23,025,879
                                                           -------------
        COMMUNITY CENTERS - 8.4%
        Developers Diversified Realty Corp. (REIT)  89,300     3,158,541
        Federal Realty Investment Trust (REIT)....  94,500     3,930,255
        Pan Pacific Retail Properties, Inc. (REIT)  52,600     2,657,352
        Tanger Factory Outlet Centers,
          Inc. (REIT).............................  50,400     1,970,640
                                                           -------------
                                                              11,716,788
                                                           -------------
        DIVERSIFIED - 6.3%
        Colonial Properties Trust (REIT)..........  50,400     1,941,912
        Vornado Realty Trust (REIT)............... 119,500     6,824,645
                                                           -------------
                                                               8,766,557
                                                           -------------
        HEALTH CARE - 2.2%
        Ventas, Inc. (REIT)....................... 133,100     3,107,885
                                                           -------------
        INDUSTRIALS - 6.4%
        CenterPoint Properties Trust (REIT).......  50,300     3,860,525
        EastGroup Properties, Inc. (REIT).........  36,000     1,212,120
        ProLogis (REIT)........................... 116,700     3,841,764
                                                           -------------
                                                               8,914,409
                                                           -------------
        LODGING - 8.6%
        Host Marriott Corp. (REIT)*............... 377,800     4,669,608
        La Quinta Corp.*.......................... 314,700     2,643,480
        LaSalle Hotel Properties (REIT)........... 107,100     2,613,240
        Starwood Hotels & Resorts Worldwide,
          Inc. - Class B..........................  45,400     2,036,190
                                                           -------------
                                                              11,962,518
                                                           -------------
        MANUFACTURED HOMES - 3.5%
        Manufactured Home Communities,
          Inc. (REIT)............................. 146,400     4,859,016
                                                           -------------
        OFFICE - 21.3%
        Alexandria Real Estate Equities,
          Inc. (REIT).............................  53,600     3,043,408
        Arden Realty, Inc (REIT)..................  62,200     1,829,302
        Boston Properties, Inc. (REIT)............  86,400     4,326,912
        Brookfield Properties Corp................ 128,700     3,700,125
        CarrAmerica Realty Corp. (REIT)(a)........  88,000     2,660,240

       -----------------------------------------------------------------
       SECURITY                                  SHARES/PAR    VALUE
       DESCRIPTION                                 AMOUNT     (NOTE 2)
       -----------------------------------------------------------------

       OFFICE - CONTINUED
       HRPT Properties Trust (REIT).............    117,300 $  1,174,173
       Kilroy Realty Corp. (REIT)...............     45,300    1,544,730
       Koger Equity, Inc. (REIT)*...............    113,200    2,617,184
       Mack-Cali Realty Corp. (REIT)............     49,900    2,064,862
       SL Green Realty Corp. (REIT).............     73,300    3,430,440
       Trizec Properties, Inc. (REIT)...........    202,300    3,289,398
                                                            ------------
                                                              29,680,774
                                                            ------------
       OFFICE INDUSTRIAL - 4.9%
       Bedford Property Investors, Inc. (REIT)..     96,400    2,818,736
       PS Business Parks, Inc. (REIT)...........     97,800    3,935,472
                                                            ------------
                                                               6,754,208
                                                            ------------
       REGIONAL MALLS - 16.0%
       CBL & Associates Properties, Inc. (REIT).     48,300    2,656,500
       General Growth Properties, Inc. (REIT)...    198,000    5,854,860
       Macerich Company (The) (REIT)............     82,700    3,958,849
       Simon Property Group, Inc. (REIT)........    128,600    6,612,612
       Taubman Centers, Inc. (REIT).............    137,200    3,140,508
                                                            ------------
                                                              22,223,329
                                                            ------------
       Total Common Stocks
       (Cost $124,045,927)                                   131,011,363
                                                            ------------

       SHORT-TERM INVESTMENTS - 5.0%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 06/30/04 at 0.15% to
         be repurchased at $7,001,029 on
         07/01/04 collateralized by $7,065,000
         FHLB 3.550% due 11/26/04 with a value
         of $7,141,337 (Cost $7,001,000)........ $7,001,000    7,001,000

       TOTAL INVESTMENTS - 99.2%
       (Cost $131,046,927)                                   138,012,363

       Other Assets and Liabilities (net) - 0.8%               1,062,324
                                                            ------------

       TOTAL NET ASSETS - 100.0%                            $139,074,687
                                                            ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

REIT - Real Estate Investment Trust

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       COMMON STOCKS - 94.5%
       ADVERTISING - 0.4%
       Omnicom Group, Inc.....................      35,010 $   2,656,909
                                                           -------------
       AEROSPACE & DEFENSE - 2.7%
       Honeywell International, Inc...........     117,370     4,299,263
       Lockheed Martin Corp...................     101,700     5,296,536
       Northrop Grumman Corp..................      67,580     3,629,046
       United Technologies Corp...............      62,700     5,735,796
                                                           -------------
                                                              18,960,641
                                                           -------------
       AIR FREIGHT & LOGISTICS - 1.1%
       Expeditors International of Washington,
         Inc..................................      63,900     3,157,299
       United Parcel Service, Inc. - Class B..      63,500     4,773,295
                                                           -------------
                                                               7,930,594
                                                           -------------
       BANKS - 1.9%
       Bank of America Corp...................      80,500     6,811,910
       Bank One Corp..........................     132,790     6,772,290
                                                           -------------
                                                              13,584,200
                                                           -------------
       BEVERAGES - 3.7%
       Anheuser-Busch Co., Inc................     222,820    12,032,280
       Coca-Cola Co...........................      57,000     2,877,360
       PepsiCo, Inc...........................     217,150    11,700,042
                                                           -------------
                                                              26,609,682
                                                           -------------
       BIOTECHNOLOGY - 1.7%
       Applera Corp. - Applied Biosystems
         Group................................      92,620     2,014,485
       Biogen Idec, Inc*......................      91,300     5,774,725
       Digene Corp.*(a).......................      44,800     1,636,544
       Invitrogen Corp.*......................      36,800     2,649,232
       Martek Biosciences Corp.*..............       6,400       359,488
                                                           -------------
                                                              12,434,474
                                                           -------------
       CHEMICALS - 2.2%
       Air Products & Chemicals, Inc..........      74,600     3,912,770
       Dow Chemical Co........................      47,200     1,921,040
       E.I. du Pont de Nemours & Co...........      55,800     2,478,636
       Monsanto Co............................      22,000       847,000
       Praxair, Inc...........................     161,900     6,461,429
                                                           -------------
                                                              15,620,875
                                                           -------------
       COMMERCIAL SERVICES & SUPPLIES - 1.6%
       Kinder Morgan Management LLC...........     101,786     3,742,671
       Manpower, Inc..........................      35,300     1,792,181
       Waste Management, Inc..................     198,870     6,095,366
                                                           -------------
                                                              11,630,218
                                                           -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 4.8%
       Cisco Systems, Inc.*...................     663,350    15,721,395
       Lucent Technologies, Inc.*(a)..........     416,210     1,573,274

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                              SHARES      (NOTE 2)
        ----------------------------------------------------------------

        COMMUNICATIONS EQUIPMENT & SERVICES - CONTINUED
        Motorola, Inc.........................     225,400 $   4,113,550
        Nokia Oyj (ADR).......................     301,035     4,377,049
        Tektronix, Inc........................     129,400     4,402,188
        Telefonos de Mexico S.A. de C.V. (ADR)     107,300     3,569,871
                                                           -------------
                                                              33,757,327
                                                           -------------
        COMPUTERS & PERIPHERALS - 3.2%
        Dell, Inc.*...........................     226,600     8,116,812
        International Business Machines Corp..     165,100    14,553,565
                                                           -------------
                                                              22,670,377
                                                           -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 2.0%
        Agilent Technologies, Inc.*...........     182,600     5,346,528
        L-3 Communications Holdings, Inc......      50,100     3,346,680
        PerkinElmer, Inc......................     125,100     2,507,004
        Vishay Intertechnology, Inc.*(a)......     143,570     2,667,531
                                                           -------------
                                                              13,867,743
                                                           -------------
        FINANCIALS - DIVERSIFIED - 6.9%
        American Express Co...................     193,200     9,926,616
        Bear Stearns Companies, Inc...........      41,000     3,456,710
        Citigroup, Inc........................     348,330    16,197,345
        J.P. Morgan Chase & Co................     106,690     4,136,371
        Morgan Stanley........................     209,500    11,055,315
        Prudential Financial, Inc.............      89,900     4,177,653
                                                           -------------
                                                              48,950,010
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 4.6%
        Johnson & Johnson.....................     200,300    11,156,710
        Medtronic, Inc........................     290,790    14,167,289
        Millipore Corp.*......................     132,430     7,465,079
                                                           -------------
                                                              32,789,078
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 1.0%
        Aetna, Inc............................      79,600     6,766,000
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 1.8%
        Carnival Corp.........................     138,020     6,486,940
        Royal Caribbean Cruises, Ltd.(a)......     145,640     6,322,232
                                                           -------------
                                                              12,809,172
                                                           -------------
        HOUSEHOLD PRODUCTS - 2.8%
        Clorox Company, (The).................      69,500     3,737,710
        Estee Lauder Cos., Inc. - Class A.....     101,760     4,963,853
        Kimberly-Clark Corp...................      26,100     1,719,468
        Procter & Gamble Co...................     169,100     9,205,804
                                                           -------------
                                                              19,626,835
                                                           -------------
        INDUSTRIAL - DIVERSIFIED - 5.4%
        3M Co.................................       7,800       702,078
        General Electric Co...................   1,000,700    32,422,680
        Tyco International, Ltd...............     149,800     4,964,372
                                                           -------------
                                                              38,089,130
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       INSURANCE - 1.6%
       American International Group, Inc......     131,580 $   9,379,023
       XL Capital, Ltd. - Class A.............      24,240     1,829,150
                                                           -------------
                                                              11,208,173
                                                           -------------
       INTERNET SOFTWARE & SERVICES - 1.8%
       Novell, Inc.*..........................     102,100       856,619
       Yahoo!, Inc.*..........................     335,700    12,195,981
                                                           -------------
                                                              13,052,600
                                                           -------------
       MACHINERY - 0.7%
       Ingersoll-Rand Co. - Class A...........      70,200     4,795,362
                                                           -------------
       MEDIA - 10.1%
       Clear Channel Communications, Inc......     178,520     6,596,314
       Comcast Corp. - Class A*...............     643,930    17,778,907
       Cox Communications, Inc. - Class A*....      54,600     1,517,334
       New York Times Co. - Class A...........      55,700     2,490,347
       News Corp., Ltd. (ADR)(a)..............     243,290     8,617,332
       Time Warner, Inc.*.....................     822,160    14,453,573
       Univision Communications, Inc. -
         Class A*(a)..........................     161,449     5,155,067
       Viacom, Inc. - Class B.................     416,720    14,885,238
                                                           -------------
                                                              71,494,112
                                                           -------------
       OIL & GAS - 5.9%
       Amerada Hess Corp......................      60,200     4,767,238
       BJ Services Co.*.......................      81,290     3,726,333
       Burlington Resources, Inc..............      89,300     3,230,874
       Encana Corp............................      69,800     3,000,057
       Exxon Mobil Corp.......................     295,980    13,144,472
       Halliburton Co.........................      81,530     2,467,098
       Murphy Oil Corp........................      30,100     2,218,370
       Schlumberger, Ltd......................      81,700     5,188,767
       Total Fina Elf S.A. (ADR)..............      44,960     4,319,757
                                                           -------------
                                                              42,062,966
                                                           -------------
       PHARMACEUTICALS - 9.4%
       Amgen, Inc.*...........................     121,200     6,613,884
       Dr. Reddy's Laboratories, Ltd. (ADR)(a)      51,500       895,070
       Eli Lilly & Co.........................     125,400     8,766,714
       Gilead Sciences, Inc.*.................      77,200     5,172,400
       MedImmune, Inc.*.......................      44,800     1,048,320
       Merck & Co., Inc.......................     140,600     6,678,500
       Novartis AG............................     181,854     8,025,748
       Pfizer, Inc............................     555,570    19,044,939
       Pharmaceutical Product Development,
         Inc.*................................      51,300     1,629,801
       Roche Holding AG.......................      25,874     2,562,805

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       PHARMACEUTICALS - CONTINUED
       Teva Pharmaceutical Industries, Ltd.
         (ADR)(a).............................      97,616 $   6,568,581
                                                           -------------
                                                              67,006,762
                                                           -------------
       RETAIL - MULTILINE - 4.0%
       Costco Wholesale Corp..................     109,800     4,509,486
       Federated Department Stores, Inc.......      76,700     3,765,970
       J.C. Penney Co., Inc...................      49,700     1,876,672
       Target Corp............................     187,300     7,954,631
       Wal-Mart Stores, Inc...................     139,700     7,370,572
       Walgreen Co............................      88,400     3,200,964
                                                           -------------
                                                              28,678,295
                                                           -------------
       RETAIL - SPECIALTY - 1.5%
       Foot Locker, Inc.......................      34,400       837,296
       Gap, Inc...............................     271,570     6,585,572
       Limited Brands.........................      41,400       774,180
       PETCO Animal Supplies, Inc.*...........      11,200       360,752
       PETsMART, Inc..........................      75,000     2,433,750
                                                           -------------
                                                              10,991,550
                                                           -------------
       ROAD & RAIL - 0.6%
       Canadian National Railway Co...........      36,050     1,571,419
       Norfolk Southern Corp..................      95,200     2,524,704
                                                           -------------
                                                               4,096,123
                                                           -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.0%
       Analog Devices, Inc....................      68,280     3,214,622
       Cypress Semiconductor Corp.*(a)........     179,220     2,543,132
       Intel Corp.............................     563,100    15,541,560
       Taiwan Semiconductor Manufacturing Co.,
         Ltd. (ADR)...........................     352,089     2,925,859
       Texas Instruments, Inc.................     178,720     4,321,450
                                                           -------------
                                                              28,546,623
                                                           -------------
       SOFTWARE - 7.1%
       Adobe Systems, Inc.....................     188,800     8,779,200
       Cadence Design Systems, Inc.*..........     185,040     2,707,135
       Citrix Systems, Inc.*..................     155,200     3,159,872
       EMC Corp.*.............................      92,100     1,049,940
       Microsoft Corp.........................     868,620    24,807,787
       SAP AG (ADR)...........................     137,500     5,748,875
       VERITAS Software Corp.*................     153,875     4,262,338
                                                           -------------
                                                              50,515,147
                                                           -------------
       Total Common Stocks
       (Cost $628,666,018)                                   671,200,978
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

    -----------------------------------------------------------------------
    SECURITY                                     SHARES/PAR      VALUE
    DESCRIPTION                                    AMOUNT       (NOTE 2)
    -----------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 10.3%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/04 at 0.15% to
      be repurchased at $39,255,164 on
      07/01/04 collateralized by $39,935,000
      FHLMC 2.070% due 08/26/05 with value
      of $40,043,184........................... $ 39,255,000 $  39,255,000
    State Street Navigator Securities Lending
      Prime Portfolio(b).......................   33,459,308    33,459,308
                                                             -------------
    Total Short-Term Investments
    (Cost $72,714,308)                                          72,714,308
                                                             -------------

    TOTAL INVESTMENTS - 104.8%
    (Cost $701,380,326)                                        743,915,286

    Other Assets and Liabilities (net) - (4.8%)                (33,837,199)
                                                             -------------

    TOTAL NET ASSETS - 100.0%                                $ 710,078,087
                                                             =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLMC - Federal Home Loan Mortgage Corp.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     ASSET-BACKED SECURITIES - 1.7%
     Asset-Backed Securities Corp. 1.739%,
       due 01/15/33 - Class A+................ $   2,916,241 $   2,934,694
     Equity One ABS, Inc. 1.600%, due
       04/25/34+..............................     2,948,639     2,942,293
     GSAMP Trust 1.620%, due 03/25/34+........     1,400,000     1,400,039
     Redwood Capital, Ltd. 2003-3 4.960%,
       due 01/09/06 (144A)(a)+................     1,200,000     1,202,352
     Redwood Capital, Ltd. 2003-4 3.410%,
       due 01/09/06 (144A)(a)+................     1,200,000     1,202,040
     Structured Asset Investment Loan Trust
       1.420%, due 06/25/33+..................       291,670       291,836
     Truman Capital Mortgage Loan Trust
       1.640%, due 01/25/34 - Class A1
       (144A)(b)+.............................       427,756       423,180
                                                             -------------
     Total Asset-Backed Securities
     (Cost $10,388,453)                                         10,396,434
                                                             -------------
     COLLATERALIZED MORTGAGE OBLIGATIONS - 1.7%
     Bank of America Mortgage Securities
       6.500%, due 09/25/33+..................       846,984       865,078
     Bear Stearns ARM Trust 4.357%, due
       01/25/34+..............................     7,699,523     7,723,352
     Sequoia Mortgage Trust 1.630%, due
       10/19/26 - Class A+....................     1,895,827     1,896,621
                                                             -------------
     Total Collateralized Mortgage Obligations
     (Cost $10,586,054)                                         10,485,051
                                                             -------------
     MUNICIPALS - 0.3%
     California County Tob Securitization
       Agency 5.625%, due 06/01/23............       200,000       179,524
     Golden St Tob Securitization Corp.
       6.750%, due 06/01/39...................     1,000,000       899,680
     Ohio State 5.000%, due 06/15/13..........     1,000,000     1,080,780
                                                             -------------
     Total Municipals
     (Cost $2,147,394)                                           2,159,984
                                                             -------------

     CORPORATE BONDS - 4.3%
     FINANCIALS - DIVERSIFIED - 1.8%
     Countrywide Home Loans, Inc. 1.360%,
       due 02/23/05+..........................     4,500,000     4,499,064
     Ford Motor Credit Co. 3.045%, due
       10/25/04+..............................       800,000       803,461
     General Motors Acceptance Corp. 2.135%,
       due 05/18/06+..........................     3,800,000     3,809,200
     Small Business Administration 4.504%,
       due 02/10/14...........................     2,781,042     2,636,112
                                                             -------------
                                                                11,747,837
                                                             -------------
     INSURANCE - 0.1%
     Residential Reinsurance, Ltd. 6.260%, due
       06/08/06 (144A)(a)+....................       500,000       507,500
                                                             -------------

     ----------------------------------------------------------------------
     SECURITY                                       PAR          VALUE
     DESCRIPTION                                   AMOUNT       (NOTE 2)
     ----------------------------------------------------------------------

     METALS & MINING - 0.2%
     Alcan Aluminum, Inc. 1.624%, due
       12/08/04 (144A)(b)+..................... $   1,200,000 $   1,200,033
                                                              -------------
     MISCELLANEOUS - 0.4%
     Phoenix Quake Wind, Ltd.
       4.050%, due 07/03/08 (144A)(a)+.........     1,500,000     1,542,120
     Vita Capital, Ltd.
       2.950%, due 01/01/07 (144A)(a)+.........       800,000       806,896
                                                              -------------
                                                                  2,349,016
                                                              -------------
     OIL & GAS - 0.7%
     Halliburton Co.
       2.650%, due 10/17/05+...................     1,200,000     1,212,416
      1.920%, due 01/26/07 (144A)(b)+..........     3,490,000     3,489,222
                                                              -------------
                                                                  4,701,638
                                                              -------------
     TELECOMMUNICATION SERVICES - WIRELESS - 0.9%
     Sprint Capital Corp. 7.900%, due
       03/15/05................................     2,500,000     2,591,948
     Verizon Wireless Capital, Ltd. 1.350%, due
       05/23/05 (144A)(b)+.....................     3,100,000     3,097,876
                                                              -------------
                                                                  5,689,824
                                                              -------------
     UTILITIES - 0.2%
     Entergy Gulf States
       2.434%, due 06/18/07 (144A)(b)+.........     1,100,000     1,103,193
                                                              -------------
     Total Corporate Bonds
     (Cost $27,457,526)                                          27,299,041
                                                              -------------

     FOREIGN BONDS & DEBT SECURITIES - 1.7%
     FOREIGN GOVERNMENT - 1.7%
     Federal Republic of Brazil 8.000%, due
       04/15/14................................     1,172,771     1,071,913
     Government of France 3.000%, due
       07/25/12................................     7,368,900     9,739,018
                                                              -------------
     Total Foreign Bonds & Debt Securities
     (Cost $10,880,496)                                          10,810,931
                                                              -------------

     U.S. GOVERNMENT & AGENCY OBLIGATIONS - 106.4%
     U.S. Treasury Inflation Index Bond
       3.875%, due 04/15/29....................    76,293,239    97,309,661
      3.375%, due 04/15/32.....................     3,190,050     3,883,139
     U.S. Treasury Inflation Index Note
       3.375%, due 01/15/07....................   100,646,260   107,837,032
      3.625%, due 01/15/08.....................    59,572,080    65,122,113
      3.875%, due 01/15/09.....................    56,152,696    62,619,072
      4.250%, due 01/15/10.....................    34,041,774    38,972,521
      3.500%, due 01/15/11.....................    37,196,978    41,311,931
      3.375%, due 01/15/12.....................     3,188,910     3,533,963
      3.000%, due 07/15/12.....................   107,074,500   115,791,114
      1.875%, due 07/15/13.....................    20,553,200    20,309,953
      2.000%, due 01/15/14.....................   111,874,005   111,244,825
                                                              -------------
     Total U.S. Government & Agency Obligations
     (Cost $661,809,786)                                        667,935,324
                                                              -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


          -------------------------------------------------------------
          SECURITY                              PAR          VALUE
          DESCRIPTION                          AMOUNT       (NOTE 2)
          -------------------------------------------------------------

          SHORT-TERM INVESTMENTS - 90.4%
          U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 56.2%
          Federal Home Loan Bank
            1.010%, due 07/02/04(c)........ $  16,500,000 $  16,499,537
           1.250%, due 09/01/04(c).........     6,000,000     5,987,083
           1.410%, due 09/15/04(c).........     6,000,000     5,982,140
          Federal Home Loan Mortgage Corp.
            1.010%, due 07/15/04(c)........     5,100,000     5,097,997
           1.055%, due 08/03/04(c).........     2,800,000     2,797,292
           1.060%, due 08/03/04(c).........       100,000        99,903
           1.125%, due 08/10/04(c).........     5,200,000     5,193,500
           1.150%, due 08/17/04(c).........    11,700,000    11,682,434
           1.195%, due 08/17/04(c).........     4,000,000     3,993,759
           1.205%, due 08/20/04(c).........     6,000,000     5,989,958
           1.079%, due 08/23/04(c).........     6,100,000     6,088,505
           1.175%, due 08/24/04(c).........     4,400,000     4,392,245
           1.210%, due 08/31/04(c).........    10,400,000    10,378,677
           1.215%, due 08/31/04(c).........     6,000,000     5,987,648
           1.275%, due 09/07/04(c).........     7,100,000     7,082,901
           1.315%, due 09/07/04(c).........     4,500,000     4,488,822
           1.320%, due 09/07/04(c).........     6,000,000     5,985,040
           1.200%, due 09/13/04(c).........    10,600,000    10,573,853
           1.445%, due 09/14/04(c).........    12,000,000    11,963,875
           1.260%, due 09/20/04(c).........     4,500,000     4,487,243
           1.435%, due 09/21/04(c).........    16,700,000    16,645,345
           1.280%, due 09/22/04(c).........     5,900,000     5,882,589
           1.465%, due 09/28/04(c).........    17,000,000    16,938,162
           1.298%, due 09/30/04(c).........     6,100,000     6,077,333
           1.300%, due 09/30/04(c).........     5,900,000     5,880,612
           1.520%, due 10/13/04(c).........     4,600,000     4,579,801
           1.560%, due 10/20/04(c).........     6,200,000     6,170,178
          Federal National Mortgage Assoc.
            1.005%, due 07/01/04(c)........     5,100,000     5,100,000
           1.010%, due 07/01/04(c).........     5,000,000     5,000,000
           1.030%, due 07/01/04(c).........     3,000,000     3,000,000
           1.000%, due 07/02/04............     5,000,000     4,999,861
           1.045%, due 07/21/04(c).........     4,300,000     4,297,504
           1.055%, due 07/28/04(c).........     5,800,000     5,795,411
           1.055%, due 08/04/04(c).........     5,200,000     5,194,819
           1.065%, due 08/04/04(c).........     3,700,000     3,696,278
           1.100%, due 08/04/04(c).........     5,300,000     5,294,494
           1.125%, due 08/11/04(c).........    14,500,000    14,481,422
           1.130%, due 08/11/04(c).........     5,900,000     5,892,407
           1.150%, due 08/18/04(c).........    17,200,000    17,173,627
           1.155%, due 08/18/04(c).........     4,400,000     4,393,224
           1.180%, due 08/25/04(c).........    11,800,000    11,778,727
           1.185%, due 08/25/04(c).........     6,000,000     5,989,138
           1.230%, due 09/01/04(c).........     6,000,000     5,987,290
           1.250%, due 09/01/04(c).........     6,000,000     5,987,083
           1.405%, due 09/08/04(c).........    16,400,000    16,355,836
           1.430%, due 09/08/04(c).........     6,000,000     5,983,555

          ------------------------------------------------------------
          SECURITY                             PAR          VALUE
          DESCRIPTION                         AMOUNT       (NOTE 2)
          ------------------------------------------------------------

          U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - CONTINUED
           1.427%, due 09/22/04(c)........ $   6,200,000 $   6,179,487
           1.520%, due 10/15/04(c)........     4,600,000     4,579,006
           1.530%, due 10/18/04(c)........     2,800,000     2,787,029
           1.530%, due 10/20/04(c)........     6,200,000     6,170,751
          U.S. Treasury Bill
            1.194%, due 09/16/04..........        65,000        64,828
                                                         -------------
                                                           353,108,209
                                                         -------------
          COMMERCIAL PAPER - 33.7%
          ASB Bank, Ltd.
            1.140%, due 08/30/04..........     2,000,000     1,996,200
           1.490%, due 09/22/04...........     8,300,000     8,271,487
          Bank of Ireland
            1.260%, due 09/01/04..........    16,400,000    16,364,553
           1.280%, due 09/08/04...........     1,600,000     1,596,075
          Barclays Plc
            1.110%, due 08/25/04..........     8,000,000     7,986,433
           1.110%, due 08/26/04...........       200,000       199,655
           1.280%, due 09/21/04...........     2,200,000     2,193,586
          CBA Finance, Inc.
            1.080%, due 07/27/04..........       700,000       699,454
          CDC Commercial Paper, Inc.
            1.120%, due 08/19/04 (144A)(b)     2,100,000     2,096,799
           1.320%, due 09/10/04 (144A)(b).       600,000       598,438
           1.250%, due 09/16/04 (144A)(b).    10,400,000    10,372,194
           1.260%, due 09/22/04 (144A)(b).     3,500,000     3,489,833
           1.270%, due 09/24/04 (144A)(b).     1,500,000     1,495,502
          Citibank NA
            1.100%, due 08/05/04..........     1,500,000     1,500,000
           1.190%, due 08/20/04...........     7,300,000     7,300,000
           1.215%, due 08/23/04...........     1,100,000     1,100,000
          Danske Corp.
            1.260%, due 09/14/04..........     1,500,000     1,496,062
           1.270%, due 09/20/04...........     4,800,000     4,786,284
          European Investment Bank
            1.030%, due 07/02/04..........       900,000       899,974
          General Electric Capital Corp.
            1.040%, due 07/08/04..........    10,000,000     9,997,978
           1.060%, due 07/09/04...........       100,000        99,976
           1.060%, due 07/16/04...........       700,000       699,691
           1.110%, due 08/13/04...........       200,000       199,735
          HBOS Treasury Services Plc
            1.035%, due 07/01/04..........       100,000       100,000
           1.080%, due 07/22/04...........       200,000       199,874
           1.250%, due 08/25/04...........       400,000       399,236
           1.250%, due 08/31/04...........       100,000        99,788
           1.150%, due 09/03/04...........       100,000        99,796
           1.235%, due 09/10/04...........     8,700,000     8,678,809
           1.290%, due 09/24/04...........     2,100,000     2,093,604
           1.640%, due 10/26/04...........     4,100,000     4,078,147

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                      PAR          VALUE
     DESCRIPTION                                  AMOUNT       (NOTE 2)
     ---------------------------------------------------------------------

     COMMERCIAL PAPER - CONTINUED
     ING U.S. Funding LLC
       1.345%, due 09/09/04................... $   6,000,000 $   5,984,308
     Nestle Capital Corp.
       1.240%, due 09/14/04...................    14,600,000    14,562,283
     Pfizer, Inc.
       1.160%, due 07/30/04...................     6,900,000     6,893,552
      1.300%, due 08/18/04....................     6,100,000     6,089,427
     Rabobank USA Financial Corp.
       1.110%, due 08/23/04...................     2,700,000     2,695,588
      1.240%, due 09/13/04....................       300,000       299,235
     Royal Bank of Scotland Plc
       1.050%, due 07/14/04...................       600,000       599,773
      1.090%, due 08/06/04....................       300,000       299,673
      1.135%, due 09/01/04....................       200,000       199,609
     Shell Finance Plc
       1.240%, due 09/14/04...................    11,700,000    11,669,775
     Svenska Handelsbanken, Inc.
       1.075%, due 07/28/04...................     3,100,000     3,097,500
      1.090%, due 08/03/04....................       200,000       199,800
      1.250%, due 09/01/04....................    12,700,000    12,672,660
      1.295%, due 09/24/04....................     2,000,000     1,993,885
     Swedbank, Inc.
       1.560%, due 10/21/04...................     6,100,000     6,070,395
     Total Fina Elf Capital 1.420%, due
       07/01/04...............................     5,300,000     5,300,000
     UBS Finance, Inc.
       1.040%, due 07/06/04...................     4,700,000     4,699,321
      1.110%, due 08/24/04....................       100,000        99,833
      1.135%, due 09/01/04....................       100,000        99,805
      1.130%, due 09/07/04....................     1,900,000     1,895,945
      1.265%, due 09/20/04....................     1,400,000     1,396,015
      1.270%, due 09/23/04....................       400,000       398,815
     Wells Fargo Bank NA
       1.090%, due 07/07/04...................       200,000       200,000
      1.240%, due 07/19/04....................    10,700,000    10,700,000
     Westpac Capital Corp.
       1.030%, due 07/12/04...................       100,000        99,969
      1.030%, due 07/16/04....................       100,000        99,957
      1.385%, due 09/10/04....................     5,800,000     5,784,157
     Westpac Trust Securities, Ltd.
       1.220%, due 08/25/04...................     6,500,000     6,487,885
                                                             -------------
                                                               211,778,328
                                                             -------------
     REPURCHASE AGREEMENTS - 0.5%
     State Street Bank & Trust Co., Repurchase
       Agreement, dated 06/30/04 at 0.10% to
       be repurchased at $2,784,008 on
       07/01/04 collateralized by $2,870,000
       FHLB 2.08% due 06/30/06 with a value
       of $2,841,300..........................     2,784,000     2,784,000
                                                             -------------
     Total Short-Term Investments
     (Cost $567,670,526)                                       567,670,537
                                                             -------------

       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       OPTIONS - 0.0%
       Treasury Inflation Index Puts Expire
         08/27/04 (Cost $22,812)........... $ 146,000,000 $            0
                                                          --------------

       TOTAL INVESTMENTS - 206.5%
       (Cost $1,290,963,047)                               1,296,757,302

       Other Assets and Liabilities
         (net) - (106.5%)                                   (668,788,617)
                                                          --------------

       TOTAL NET ASSETS - 100.0%                          $  627,968,685
                                                          ==============

PORTFOLIO FOOTNOTES:

+ Variable or floating rate security. The stated rate represents the rate at June 30, 2004.

(a) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate 0.84% of net assets.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(c) Zero coupon bond- Interest rate represents current yield to maturity.

FHLB - Federal Home Loan Bank

The adviser considers liquid securities as coverage for open derivatives.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO INFLATION PROTECTED BOND PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



The following table summarizes the portfolio composition of the Portfolios' holdings at June 30, 2004, based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        81.12%
                 AA                                       0.30
                 A                                       17.07
                 BBB                                      1.30
                 BB                                       0.13
                 B                                        0.08
                                                        ------
                 Total:                                 100.00%
                                                        ======

                                                  STRIKE  NUMBER OF    VALUE
  PUT OPTIONS                          EXPIRATION PRICE   CONTRACTS   (NOTE 2)
  ----------------------------------------------------------------------------
  OTC 3 Month LIBOR Interest Rate Swap 10/07/2004 $6.50   (6,300,000) $  (731)
  OTC 3 Month LIBOR Interest Rate Swap 10/07/2004  6.00  (10,600,000)  (7,325)
  OTC 3 Month LIBOR Interest Rate Swap 11/02/2004  7.00  (15,100,000)  (1,933)
                                                                      -------
  (Written Option Premium $265,047)                                   $(9,989)
                                                                      =======

                                                  STRIKE  NUMBER OF    VALUE
  CALL OPTIONS                         EXPIRATION PRICE   CONTRACTS   (NOTE 2)
  ----------------------------------------------------------------------------
  OTC 3 Month LIBOR Interest Rate Swap 10/07/2004 $4.00   (6,300,000) $(3,566)
  OTC 3 Month LIBOR Interest Rate Swap 10/07/2004  3.80  (10,600,000)  (1,897)
  OTC 3 Month LIBOR Interest Rate Swap 11/02/2004  4.00  (15,100,000)  (1,676)
                                                                      -------
  (Written Option Premium $295,155)                                   $(7,139)
                                                                      =======

                                                                 VALUE
      SECURITY SOLD SHORT INTEREST RATE  MATURITY   PROCEEDS    (NOTE 2)
      --------------------------------------------------------------------
      U.S. Treasuary Note     4.25%     11/15/2013 $14,043,109 $14,215,042

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO PEA INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        COMMON STOCKS - 98.6%
        ADVERTISING - 2.6%
        Monster Worldwide, Inc.*.............     190,200 $   4,891,944
                                                          -------------
        BUSINESS SERVICES - 1.4%
        Accenture, Ltd. - Class A*...........      98,500     2,706,780
                                                          -------------
        COMMUNICATIONS EQUIPMENT - 21.3%
        Avaya, Inc.*.........................      57,300       904,767
        Cisco Systems, Inc.*.................     176,600     4,185,420
        Comverse Technology, Inc.*...........     310,200     6,185,388
        Corning, Inc.*(a)....................     231,700     3,026,002
        Foundry Networks, Inc.*(a)...........     320,100     4,503,807
        JDS Uniphase Corp.*..................     488,600     1,851,794
        Marvell Technology Group, Ltd.*......     109,198     2,915,586
        Nokia Oyj (ADR)......................     102,800     1,494,712
        Nortel Networks Corp.*...............     258,300     1,288,917
        Polycom, Inc.*.......................     143,100     3,206,871
        QUALCOMM, Inc........................      45,800     3,342,484
        Sonus Networks, Inc.*(a).............     373,000     1,782,940
        Telefonaktiebolaget LM Ericsson
          (ADR)*(a)..........................      47,100     1,409,232
        UTStarcom, Inc.*(a)..................     135,500     4,098,875
                                                          -------------
                                                             40,196,795
                                                          -------------
        COMMUNICATIONS EQUIPMENT & SERVICES - 2.3%
        Juniper Networks, Inc.*..............     176,800     4,343,976
                                                          -------------
        COMPUTER SOFTWARE & PROCESSING - 1.8%
        Cognizant Technology Solutions Corp.*     132,400     3,364,284
                                                          -------------
        COMPUTERS & PERIPHERALS - 3.7%
        Network Appliance, Inc.*.............     156,500     3,369,445
        SanDisk Corp.*(a)....................     122,100     2,648,349
        Western Digital Corp.*...............     104,700       906,702
                                                          -------------
                                                              6,924,496
                                                          -------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 13.9%
        AU Optronics Corp. (ADR)*(a).........     185,300     3,014,831
        Broadcom Corp. - Class A*............      84,000     3,928,680
        Celestica, Inc.*(a)..................     293,600     5,857,320
        Flextronics International, Ltd.*.....     520,300     8,298,785
        Solectron Corp.*.....................     773,400     5,003,898
                                                          -------------
                                                             26,103,514
                                                          -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
        St. Jude Medical, Inc.*..............      28,400     2,148,460
                                                          -------------
        INDUSTRIAL CONGLOMERATES - 0.3%
        3Com Corp.*..........................      73,400       458,750
                                                          -------------
        INTERNET & CATALOG RETAIL - 2.2%
        Amazon.com, Inc.*....................      76,500     4,161,600
                                                          -------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 24.5%
        Applied Materials, Inc.*.............     150,900     2,960,658
        Applied Micro Circuits Corp.*(a).....     233,600     1,242,752
        Cymer, Inc.*(a)......................      88,400     3,309,696

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - CONTINUED
       Cypress Semiconductor Corp.*(a)........     184,600 $   2,619,474
       Intel Corp.............................     126,400     3,488,640
       KLA-Tencor Corp.*......................      51,910     2,563,316
       Kulicke & Soffa Industries, Inc.*(a)...     135,500     1,485,080
       Linear Technology Corp.................      67,300     2,656,331
       Micron Technology, Inc.*...............     117,200     1,794,332
       National Semiconductor Corp.*..........     291,500     6,410,085
       NVIDIA Corp.*..........................     170,900     3,503,450
       OmniVision Technologies, Inc.*(a)......     201,006     3,206,046
       Taiwan Semiconductor Manufacturing Co.,
         Ltd. (ADR)...........................     414,560     3,444,992
       Texas Instruments, Inc.................     176,400     4,265,352
       United Microelectronics Corp. (ADR)(a).     754,331     3,251,166
                                                           -------------
                                                              46,201,370
                                                           -------------
       SOFTWARE - 23.5%
       Avid Technology, Inc.*(a)..............      79,100     4,316,487
       BEA Systems, Inc.*.....................     166,700     1,370,274
       EMC Corp.*.............................     276,329     3,150,151
       Macromedia, Inc.*......................     119,100     2,923,905
       Mercury Interactive Corp.*.............      65,156     3,246,723
       Microsoft Corp.........................      73,300     2,093,448
       Novell, Inc.*..........................     194,800     1,634,372
       Oracle Corp.*..........................     242,300     2,890,639
       Red Hat, Inc.*(a)......................      87,500     2,009,875
       SAP AG (ADR)...........................     146,100     6,108,441
       Siebel Systems, Inc.*..................     284,200     3,035,256
       Symantec Corp.*........................      60,800     2,661,824
       Take-Two Interactive Software, Inc.*(a)     158,000     4,841,120
       VERITAS Software Corp.*................     142,900     3,958,330
                                                           -------------
                                                              44,240,845
                                                           -------------
       Total Common Stocks
       (Cost $185,876,091)                                   185,742,814
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO PEA INNOVATION PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

    ------------------------------------------------------------------------
    SECURITY                                      SHARES/PAR      VALUE
    DESCRIPTION                                     AMOUNT       (NOTE 2)
    ------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 25.7%
    State Street Bank & Trust Co., Repurchase
      Agreement, dated 06/30/04 at 0.15% to
      be repurchased at $7,055,000 on
      07/01/04 collateralized by $6,905,000
      FNMA 5.25% due 06/15/06 with a value
      of $7,199,540............................. $  7,055,000 $   7,055,000
    State Street Navigator Securities
      Lending Prime Portfolio(b)................   41,303,627    41,303,627
                                                              -------------
    Total Short-Term Investments
    (Cost $48,358,627)                                           48,358,627
                                                              -------------

    TOTAL INVESTMENTS - 124.3%
    (Cost $234,234,718)                                         234,101,441

    Other Assets and Liabilities (net) - (24.3%)                (45,729,205)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 188,372,236
                                                              =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      MUNICIPALS - 3.4%
      Badger Tobacco Asset Securitization
        Corp. 6.375%, due 06/01/32.......... $    360,000 $        304,106
      California Infrastructure & Economic
        Development 5.000%, due
        07/01/36............................    1,350,000        1,318,397
      California State Economic Recovery
        5.250%, due 07/01/12................    3,300,000        3,622,146
      Clark Country Nevada School District
        5.375%, due 06/15/13................    2,000,000        2,216,080
      Detroit Michigan Sewage Disposal
        Revenue 5.000%, due 07/01/32........    2,500,000        2,473,975
      Energy Northwest Wash Electric Revenue
        5.500%, due 07/01/12................    1,600,000        1,771,904
       5.500%, due 07/01/14.................    2,000,000        2,208,560
      Florida State, Series A 5.000%, due
        06/01/32............................    1,250,000        1,227,788
      Florida State Board of Education
        5.000%, due 06/01/32................    2,925,000        2,881,564
      Florida State Turnpike Authority
        5.000%, due 07/01/33................    1,500,000        1,472,955
      Georgia State, Series B 5.000%, due
        05/01/20............................    2,000,000        2,066,520
      Golden State Tob Securitization Corp.
        6.250%, due 06/01/33................      640,000          577,126
       6.750%, due 06/01/39.................    3,400,000        3,058,912
      Illinois State 5.100%, due 06/01/33...    1,900,000        1,685,794
      New York City Municipal Water Finance
        Authority 5.000%, due 06/15/35......    1,300,000        1,258,231
      New York State Dormitory Authority
        Revenues 5.000%, due 03/15/27.......      600,000          587,208
      New York State Urban Development
        Corp. 6.500%, due 01/01/10..........    1,200,000        1,385,400
      North Carolina State 5.000%, due
        03/01/12............................      700,000          761,593
      South Carolina Transportation
        Infrastructure 5.000%, due
        10/01/33............................    2,900,000        2,847,307
      Tacoma Washington Regional Water
        Supply Systems 5.000%, due
        12/01/32............................      800,000          779,824
      Tobacco Settlement Financing Corp.
        6.250%, due 06/01/42................    1,300,000        1,069,042
      Tobacco Settlement Funding Corp
        6.375%, due 06/01/32................    1,400,000        1,255,604
       5.875%, due 05/15/39.................      800,000          644,824
      Tobacco Settlement Revenue
        Management 6.375%, due
        05/15/28............................    1,800,000        1,546,326

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     MUNICIPALS - CONTINUED
     Utah Trans Authority Sales Tax Revenues
       5.000%, due 06/15/32................. $  1,000,000 $        974,980
     Virginia College Building Authority Va
       Revenues 5.000%, due 02/01/10........    1,500,000        1,623,975
     Wisconsin State
       5.000%, due 05/01/13.................    3,000,000        3,232,500
                                                          ----------------
     Total Municipals (Cost $46,475,720)                        44,852,641
                                                          ----------------

     DOMESTIC BONDS & DEBT SECURITIES - 11.2%
     ASSET-BACKED SECURITIES - 1.6%
     Bear Stearns Asset-Backed Securities,
       Inc. 1.700%, due 10/27/32^...........      239,360          240,205
     Chase Funding Mortgage Loan
       1.630%, due 09/25/29^................    2,817,236        2,821,819
     Countrywide Asset-Backed Certificates
       1.410%, due 08/25/23^................    4,640,056        4,637,880
     Credit-Based Asset Servicing &
       Securitization 1.640%, due
       08/25/29^............................      348,677          349,518
     Encore Credit Corp. 1.450%, due
       03/25/24^............................    3,400,000        3,396,909
     First Franklin Mortgage Loan Trust
       2.800%, due 02/25/33^................    2,773,783        2,788,944
     Household Home Equity Loan Trust
       1.630%, due 10/20/32^................      413,108          413,796
     MLCC Mortgage Investors, Inc. 1.619%,
       due 03/15/25^........................      262,878          263,779
     Quest Trust 1.851%, due
       06/25/34^(144A)(b)...................    2,700,000        2,694,837
     Structured Asset Securities Corp.
       1.800%, due 05/25/32^................    2,870,213        2,879,847
     United Airlines, Inc. 1.535%, due
       03/02/49^............................      341,348          280,908
     Vanderbilt Mortgage Finance, Inc.
       6.545%, due 04/07/18.................      110,013          113,410
                                                          ----------------
                                                                20,881,852
                                                          ----------------

     AUTOMOBILES - 0.5%
     Ford Motor Co. 7.450%, due
       07/16/31.............................      840,000          802,958
     Ford Motor Credit Co.
       6.700%, due 07/16/04.................      400,000          400,574
     General Motors Acceptance Corp.
       8.000%, due 11/01/31.................    3,200,000        3,287,888
     General Motors Corp.
       8.250%, due 07/15/23.................    1,400,000        1,469,727
     Daimler Chrysler North America
       Holdings 8.500%, due 01/18/31........      900,000        1,036,990
                                                          ----------------
                                                                 6,998,137
                                                          ----------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     COLLATERALIZED MORTGAGE OBLIGATIONS - 5.0%
     Bank America Mortgage Securities
       1.750%, due 01/25/34^................ $  4,138,896 $      4,140,566
     Bear Stearns Adjustable Rate Mortgage
       Trust 5.380%, due 02/25/33^..........      723,422          728,636
     Bear Stearns Commercial Mortgage
       Securities, Inc. 1.550%, due
       05/14/16^(144A)(c)...................    6,500,000        6,494,589
      5.060%, due 11/15/16..................      458,151          471,021
     Cendant Mortgage Corp.
       6.000%, due 07/25/43 (144A)(c).......    1,979,534        2,055,121
     Countrywide Alternative Loan Trust
       5.750%, due 07/25/32.................    5,196,863        5,222,528
     Countrywide Home Loans
       6.000%, due 08/25/17.................    2,906,003        2,910,696
      6.500%, due 07/25/32..................      573,692          574,544
     Credit Suisse First Boston Mortgage
       Securities Corp.
       5.750%, due 09/22/17.................    4,636,720        4,725,516
      1.700%, due 02/25/32^.................      165,289          165,444
      2.478%, due 03/25/32^(144A)(c)........      751,986          754,908
      6.500%, due 04/25/33..................    2,777,677        2,848,152
      2.360%, due 08/25/33 (144A)(c)........    2,312,329        2,320,502
     Financial Asset Secs Corp. 1.450%, due
       09/27/33^(144A)(b)...................      543,743          544,066
     GMAC Mortgage Corp.
       5.940%, due 07/01/13.................      127,020          126,284
     GSR Mortgage Loan Trust
       6.000%, due 03/25/32.................       28,096           28,441
     Indymac ARM Trust
       6.411%, due 01/25/32^................       15,109           15,268
     JP Morgan Commercial Mortgage
       Finance Corp. 2.029%, due
       04/15/10^(144A)(c)...................      177,817          177,817
     Mellon Residential Funding Corp.
       2.768%, due 07/25/29.................      142,313          142,910
     PNC Mortgage Securities Corp.
       0.010%, due 01/25/15+................       64,372           62,183
     Renaissance Home Equity Loan Trust
       1.740%, due 08/25/33^................    2,360,901        2,366,740
     Residential Accredit Loans, Inc.
       5.500%, due 06/25/17.................       75,722           76,451
      1.700%, due 03/25/33^.................    5,612,428        5,615,683
     Residential Asset Securitization Trust
       7.130%, due 07/25/31.................       62,164           62,122
     Residential Funding Mortgage Securities
       6.500%, due 06/25/09.................       33,354           33,846
      1.650%, due 06/25/18^.................    2,631,091        2,630,963
      6.500%, due 03/25/24..................    8,153,775        8,142,659
      5.604%, due 09/25/32^.................      364,990          365,603

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      COLLATERALIZED MORTGAGE OBLIGATIONS - CONTINUED
      Sequoia Mortgage Trust
        1.630%, due 07/20/33^............... $  1,805,697 $      1,811,140
      Structured Asset Mortgage Investments,
        Inc. 3.101%, due 03/25/32^..........    5,867,152        5,905,125
      Structured Asset Securities Corp.
        1.460%, due 08/25/33^...............      485,994          486,378
      United Mortgage Securities Corp.
        4.256%, due 09/25/33^...............       15,752           15,859
      Washington Mutual, Inc.
        6.000%, due 03/25/17................      480,651          486,411
       5.160%, due 10/25/32^................      523,859          528,609
       3.052%, due 02/27/34^................    1,646,345        1,647,694
       2.726%, due 12/25/40^................       16,459           16,485
      Wells Fargo Mortgage Backed Securities
        Trust
        4.636%, due 09/25/32^...............      117,876          117,836
       4.960%, due 09/25/32^................      469,955          475,877
                                                          ----------------
                                                                65,294,673
                                                          ----------------

      COMMUNICATIONS EQUIPMENT & SERVICES - 1.6%
      Cingular Wireless LLC 6.500%, due
        12/15/11............................      700,000          748,772
      Nextel Finance Co. 3.375%, due
        12/15/10............................    5,479,981        5,517,168
      Qwest Corp.
        7.200%, due 11/01/04................      900,000          911,250
       8.875%, due 03/15/12 (144A)(c).......    1,650,000        1,790,250
      SBC Communications, Inc. 4.206%, due
        06/05/05 (144A)(b)..................    9,400,000        9,547,740
      Sprint Capital Corp.
        6.000%, due 01/15/07................      700,000          733,487
       6.125%, due 11/15/08.................    1,830,000        1,925,383
       6.375%, due 05/01/09.................      470,000          498,282
                                                          ----------------
                                                                21,672,332
                                                          ----------------

      FINANCIALS - DIVERSIFIED - 0.7%
      Associates Corp. of North America
        6.200%, due 05/16/05................      500,000          516,314
      CIT Group, Inc.
        7.750%, due 04/02/12................    1,900,000        2,170,074
      Citigroup, Inc.
        5.625%, due 08/27/12................    1,000,000        1,029,582
      Heller Financial, Inc.
        6.375%, due 03/15/06................      400,000          423,232
      Mid-State Trust, - Class A
        7.791%, due 03/15/38................      426,058          465,609
      Morgan Stanley Group, Inc.
        5.300%, due 03/01/13................      800,000          788,582
      Qwest Capital Funding, Inc.
        7.750%, due 08/15/06................      700,000          696,500
       7.250%, due 02/15/11.................      510,000          438,600

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     FINANCIALS - DIVERSIFIED - CONTINUED
     Small Business Administration
       7.449%, due 08/01/10................. $  1,565,504 $      1,704,422
      6.353%, due 03/01/11..................      267,870          281,789
      5.500%, due 10/01/18..................      223,926          230,697
                                                          ----------------
                                                                 8,745,401
                                                          ----------------

     OIL & GAS - 1.3%
     El Paso Corp. 7.750%, due 01/15/32.....    2,875,000        2,321,563
     Pemex Project Funding Master Trust
       7.375%, due 12/15/14.................    1,700,000        1,742,500
      8.625%, due 02/01/22..................    2,800,000        2,926,000
     PG&E Corp. 2.300%, due 04/03/06^.......   10,600,000       10,607,176
                                                          ----------------
                                                                17,597,239
                                                          ----------------

     UTILITIES - 0.5%
     Edison International, Inc. 6.875%, due
       09/15/04.............................    2,150,000        2,168,812
     Entergy Gulf States 3.600%, due
       06/01/08.............................    1,400,000        1,352,016
     Oncor Electric Delivery Co. 7.250%, due
       01/15/33.............................    1,300,000        1,446,023
     Progress Energy, Inc. 6.850%, due
       04/15/12.............................    1,500,000        1,623,390
                                                          ----------------
                                                                 6,590,241
                                                          ----------------
     Total Domestic Bonds & Debt Securities
     (Cost $146,600,549)                                       147,779,875
                                                          ----------------

     FOREIGN BONDS & DEBT SECURITIES - 1.8%
     FOREIGN GOVERNMENT - 1.7%
     Federal Republic of Brazil
       11.500%, due 03/12/08................    1,440,000        1,545,840
      11.000%, due 01/11/12.................    1,150,000        1,162,650
      11.000%, due 08/17/40.................    2,080,000        1,963,000
     Republic of Brazil
       2.063%, due 04/15/06^................    1,696,000        1,675,902
      2.125%, due 04/15/09^.................      388,252          352,937
      8.000%, due 04/15/14..................      328,376          300,136
     Republic of Panama
       8.250%, due 04/22/08.................      750,000          813,750
      9.375%, due 01/16/23..................      500,000          512,500
     Republic of Peru
       9.125%, due 01/15/08.................    2,600,000        2,834,000
      9.125%, due 02/21/12..................    1,500,000        1,545,000
      9.875%, due 02/06/15..................      400,000          420,000
     United Mexican States
       6.375%, due 01/16/13.................      900,000          900,450
      6.625%, due 03/03/15..................      350,000          348,250
      8.300%, due 08/15/31..................    5,600,000        5,880,000
     United Mexican States, Series A
       8.000%, due 09/24/22.................    1,500,000        1,561,500
                                                          ----------------
                                                                21,815,915
                                                          ----------------

      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      INDUSTRIAL - DIVERSIFIED - 0.1%
      Tyco International Group S.A.
        4.375%, due 11/19/04................ $  1,000,000 $      1,225,774
                                                          ----------------
      TELECOMMUNICATION SERVICES - DIVERSIFIED - 0.0%
      Deutsche Telekom International Finance
        BV (Yankee) 7.750%, due 06/15/05....      600,000          631,000
                                                          ----------------
      Total Foreign Bonds & Debt Securities
      (Cost $23,305,649)                                        23,672,689
                                                          ----------------

      U.S. GOVERNMENT & AGENCY OBLIGATIONS - 48.2%
      Federal Home Loan Mortgage Corp.
        5.500%, due 07/01/07................    1,064,390        1,091,428
       7.000%, due 07/01/07.................        1,050            1,056
       4.500%, due 10/01/07.................    5,797,328        5,870,806
       6.500%, due 05/15/08.................    1,208,183        1,225,963
       7.000%, due 09/01/10.................       24,915           26,464
       6.500%, due 04/01/11.................      188,726          199,878
       6.000%, due 05/01/11.................      258,454          270,461
       5.500%, due 05/01/14.................      139,156          142,956
       6.000%, due 06/01/14.................      191,929          200,536
       6.000%, due 10/01/14.................       35,713           37,315
       6.000%, due 03/01/15.................        5,837            6,099
       5.500%, due 04/01/16.................      120,064          123,107
       5.000%, due 09/15/16.................    2,938,005        3,001,367
       4.500%, due 02/15/18.................   10,975,642       11,106,044
       5.000%, due 06/15/18.................   17,461,967       17,798,806
       6.500%, due 02/15/19.................    3,475,000        3,589,805
       6.000%, due 01/15/20.................    1,873,672        1,888,497
       6.000%, due 03/01/21.................    1,478,343        1,529,080
       6.000%, due 01/01/22.................    4,588,550        4,746,030
       6.000%, due 10/01/22.................   16,003,606       16,533,781
       6.000%, due 10/15/22.................      861,856          870,849
       6.375%, due 10/15/22.................      164,167          164,758
       6.500%, due 10/15/22.................    1,290,729        1,304,393
       6.000%, due 12/01/22.................      881,217          910,411
       6.000%, due 02/01/23.................    2,388,687        2,467,820
       5.500%, due 03/01/23.................    3,699,677        3,751,370
       6.000%, due 04/01/23.................      693,692          716,302
       2.625%, due 11/15/23^................    1,785,916        1,908,717
       6.500%, due 01/15/24.................      145,000          153,029
       4.747%, due 01/01/29^................    6,827,800        6,938,432
       6.500%, due 06/01/29.................        7,831            8,182
       6.000%, due 12/15/29.................    3,198,260        3,242,290
       6.000%, due 10/15/31.................    3,850,625        3,994,654
       5.928%, due 11/01/31^................      784,649          806,300
       3.500%, due 07/15/32.................    1,359,594        1,334,926
       5.198%, due 08/01/32^................    6,703,485        6,923,927
       7.500%, due 10/25/43.................    3,839,030        4,136,341
       5.500%, due TBA(a)...................    6,500,000        6,642,187
                                                          ----------------
                                                               115,664,367
                                                          ----------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                             PAR           VALUE
         DESCRIPTION                         AMOUNT        (NOTE 2)
         --------------------------------------------------------------

         U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
         Federal National Mortgage Assoc.
           0.010%, due 10/01/04.......... $ 10,000,000 $      9,957,157
          6.090%, due 10/01/08...........      485,949          517,551
          6.000%, due 11/01/08...........       46,789           48,986
          6.500%, due 03/01/09...........       10,665           11,040
          5.500%, due 11/01/10...........      574,019          586,606
          7.000%, due 04/01/11...........      138,535          147,160
          7.000%, due 05/01/11...........       68,883           73,129
          5.500%, due 02/01/12...........       11,631           11,985
          5.500%, due 07/01/13...........      108,708          111,933
          8.000%, due 11/01/13...........       88,654           94,456
          6.500%, due 12/01/13...........       48,383           51,238
          5.500%, due 01/01/14...........      101,137          104,047
          8.000%, due 08/01/14...........       24,022           24,965
          5.500%, due 03/01/16...........      313,538          322,558
          6.500%, due 04/01/16...........      514,929          544,467
          6.500%, due 06/01/16...........      238,666          252,357
          6.500%, due 07/01/16...........      647,573          684,720
          6.500%, due 08/01/16...........       37,543           39,696
          6.000%, due 09/01/16...........      144,790          151,128
          6.500%, due 09/01/16...........      232,524          245,863
          6.500%, due 10/01/16...........      472,709          499,826
          5.500%, due 11/01/16...........       21,297           21,863
          5.500%, due 02/01/17...........      405,055          415,586
          6.500%, due 02/01/17...........      271,039          286,587
          6.000%, due 03/01/17...........      453,169          472,810
          6.000%, due 04/01/17...........      180,391          188,210
          3.500%, due 04/25/17...........    6,884,543        6,930,137
          5.500%, due 05/01/17...........      429,206          440,365
          6.000%, due 05/01/17...........      251,650          262,557
          5.500%, due 06/01/17...........       28,613           29,358
          6.000%, due 06/01/17...........      399,549          416,866
          6.000%, due 07/01/17...........      393,447          410,501
          6.500%, due 07/01/17...........      322,454          340,868
          6.000%, due 08/01/17...........      624,895          651,980
          5.500%, due 09/01/17...........      193,129          198,150
          6.000%, due 09/01/17...........      191,429          199,727
          6.500%, due 10/01/17...........      100,469          106,206
          5.500%, due 11/01/17...........    7,311,535        7,501,628
          5.500%, due 12/01/17...........    1,022,124        1,048,698
          6.000%, due 01/01/18...........      373,310          389,490
          5.500%, due 03/01/18...........      328,093          336,605
          5.500%, due 04/01/18...........       61,002           62,562
          5.500%, due 05/01/18...........      213,587          219,052
          6.000%, due 12/01/18...........      147,239          152,478
          6.000%, due 06/01/22...........   13,305,527       13,739,684
          6.000%, due 09/01/22...........    3,903,927        4,033,142
          6.000%, due 10/01/22...........    2,415,061        2,493,864
          6.000%, due 01/01/23...........    4,084,616        4,217,897
          5.500%, due 06/01/23...........    4,966,278        5,032,684

     ---------------------------------------------------------------------
     SECURITY                                    PAR           VALUE
     DESCRIPTION                                AMOUNT        (NOTE 2)
     ---------------------------------------------------------------------

     U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
      8.000%, due 10/01/25.................. $     19,861 $         21,761
      3.301%, due 10/01/28^.................    1,246,721        1,279,572
      6.000%, due 06/01/29..................      122,286          125,415
      5.500%, due 02/25/30..................       27,577           27,561
      6.000%, due 04/25/30..................      703,934          709,807
      7.500%, due 09/01/30..................        5,750            6,166
      6.727%, due 02/01/31^.................    3,374,208        3,514,337
      4.885%, due 09/01/31..................      725,427          748,162
      2.200%, due 04/25/32^.................    1,603,491        1,620,052
      5.619%, due 07/01/32^.................      770,764          790,337
      5.608%, due 09/01/32^.................    2,365,309        2,454,401
      4.811%, due 11/01/32^.................    3,477,396        3,550,488
      5.500%, due 03/01/33..................      716,350          715,216
      5.500%, due 06/01/33..................      273,889          273,455
      5.500%, due 08/01/33..................      997,118          995,540
      5.500%, due 01/01/34..................       97,546           97,391
      5.000%, due 03/01/34..................      344,398          333,188
      5.000%, due 04/01/34..................    6,244,157        6,040,907
      5.000%, due 05/01/34..................    6,670,974        6,453,831
      5.000%, due 06/01/34..................      367,263          355,309
      5.070%, due 09/01/34^.................    1,110,315        1,130,761
      4.783%, due 12/01/36^.................    3,180,184        3,285,527
      1.880%, due 08/25/43..................   19,561,757       19,535,270
      5.000%, due TBA (a)...................   88,500,000       86,935,780
      5.500%, due TBA (a)...................   48,500,000       48,272,632
                                                          ----------------
                                                               254,353,289
                                                          ----------------
     Federal National Mortgage Assoc., REMIC
       6.250%, due 10/25/22.................    1,667,139        1,682,193
      6.500%, due 12/25/22..................    2,006,829        2,011,842
                                                          ----------------
                                                                 3,694,035
                                                          ----------------
     Government National Mortgage Assoc.
       8.250%, due 02/15/09.................       43,009           45,566
      6.000%, due 04/15/14..................      194,838          204,258
      3.375%, due 02/20/22^.................       88,524           88,745
      4.375%, due 04/20/22^.................       10,692           10,725
      3.375%, due 01/20/23^.................      175,037          174,971
      7.000%, due 10/15/23..................      101,928          108,882
      7.500%, due 01/15/26..................       94,156          101,745
      4.625%, due 01/20/26^.................      121,925          122,956
      3.375%, due 02/20/26^.................       96,667           96,827
      4.375%, due 05/20/26^.................      154,819          154,678
      4.625%, due 11/20/26^.................       71,836           72,475
      3.375%, due 01/20/27^.................       53,822           53,809
      3.375%, due 02/20/27^.................       65,318           65,226
      4.375%, due 06/20/27^.................       57,862           58,009
      4.750%, due 08/20/27^.................      462,307          467,925
      4.500%, due 09/20/27^.................      200,593          202,417
      4.500%, due 11/20/27^.................      146,613          147,977
      4.625%, due 11/20/27^.................      198,787          200,877
      3.250%, due 02/20/28^.................      143,524          141,929

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                 PAR           VALUE
       DESCRIPTION                             AMOUNT        (NOTE 2)
       ------------------------------------------------------------------

       U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
        3.250%, due 03/20/28^.............. $    134,430 $        132,932
        4.375%, due 05/20/28^..............       65,847           66,038
        3.500%, due 10/20/28^..............      135,710          135,375
        3.250%, due 04/20/29^..............      156,276          154,761
        3.750%, due 04/20/29^..............      280,749          282,752
        1.553%, due 05/15/29^..............        8,418            8,424
        3.250%, due 05/20/29^..............      178,130          176,670
        3.000%, due 07/20/29^..............      175,281          172,122
        3.500%, due 08/20/29^..............      153,833          153,218
        3.000%, due 09/20/29^..............      103,372          101,392
        4.500%, due 09/20/29^..............      280,184          281,343
        4.000%, due 10/20/29^..............      118,996          119,677
        3.250%, due 01/20/30^..............      565,911          560,565
        4.000%, due 04/20/30^..............      443,128          444,561
        4.000%, due 05/20/30^..............      550,098          551,884
        3.500%, due 06/20/30^..............      223,842          223,090
        4.500%, due 10/20/30^..............       41,590           42,080
        3.500%, due 11/20/30^..............      736,119          738,168
        4.500%, due 11/20/30^..............       34,492           34,898
        4.500%, due 12/20/30^..............       13,181           13,336
        7.500%, due 04/15/31...............    6,404,679        7,122,355
        3.000%, due 04/20/31^..............      480,697          470,015
        3.000%, due 08/20/31^..............       78,155           76,249
        3.500%, due 10/20/31^..............       40,624           40,952
        5.500%, due 11/20/31...............    1,004,567        1,012,620
        2.750%, due 03/20/32^..............       12,532           12,155
        4.000%, due 04/20/32^..............       48,012           48,030
        4.500%, due 04/20/32^..............      151,057          152,592
        3.000%, due 05/20/32^..............      622,412          608,992
        5.000%, due 07/20/32^..............      135,164          136,752
        3.000%, due 03/20/33^..............      145,970          142,150
        3.000%, due 09/20/33^..............    1,233,562        1,207,465
        3.000%, due 05/20/34^..............      325,665          317,406
        3.000%, due 06/20/34^..............   12,573,224       12,241,678
                                                         ----------------
                                                               30,502,694
                                                         ----------------
       Government National Mortgage Assoc.,
         REMIC
         1.753%, due 02/16/30^.............      128,382          129,225
        1.553%, due 01/16/31^..............      454,895          455,503
                                                         ----------------
                                                                  584,728
                                                         ----------------
       U.S. Treasury Bond
         7.500%, due 11/15/16..............    1,600,000        1,972,938
                                                         ----------------
                                                                1,972,938
                                                         ----------------
       U.S. Treasury Inflation Index Note
         3.375%, due 01/15/07..............   19,098,142       20,462,628
        3.625%, due 01/15/08...............   55,693,946       60,882,673
        3.875%, due 01/15/09...............   13,751,760       15,335,371
        4.250%, due 01/15/10...............   11,394,012       13,044,366
                                                         ----------------
                                                              109,725,038
                                                         ----------------

       ------------------------------------------------------------------
       SECURITY                             SHARES/PAR        VALUE
       DESCRIPTION                            AMOUNT         (NOTE 2)
       ------------------------------------------------------------------

       U.S. GOVERNMENT & AGENCY OBLIGATIONS - CONTINUED
       U.S. Treasury Note
         1.625%, due 04/30/05............. $  69,400,000 $     69,226,569
        1.250%, due 05/31/05..............    47,000,000       46,687,920
        5.000%, due 08/15/11..............       200,000          208,852
        4.000%, due 02/15/14..............       100,000           95,336
                                                         ----------------
       Total U.S. Government & Agency Obligations
       (Cost $631,783,702)                                    632,715,766
                                                         ----------------

       WARRANTS - 0.0%
       FOREIGN GOVERNMENT - 0.0%
       United Mexican States
        0.000%, due 06/01/05(d)...........     1,500,000 $         33,750
        0.000%, due 06/30/06(d)...........     1,500,000           33,750
        0.000%, due 06/01/07(d)...........     1,500,000           27,000
                                                         ----------------
       Total Warrants (Cost $0)                                    94,500
                                                         ----------------

       OPTIONS - 0.0%
       Euro-Bund Future, Expires 08/24/04. $     400,000 $              0
       Eurodollar Future, Expires 03/14/05     1,225,000                0
       Eurodollar Future, Expires 06/13/05     1,350,000                0
       Eurodollar Future, Expires 12/31/04       967,500                0
                                                         ----------------
       Total Options (Cost $22,349)                                     0
                                                         ----------------
       ------------------------------------------------------------------
       SECURITY                                PAR            VALUE
       DESCRIPTION                            AMOUNT         (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENTS - 46.2%
       U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - 31.9%
       Federal Home Loan Bank
         1.250%, due 07/01/04............. $  20,000,000 $     20,000,000
        1.410%, due 09/15/04..............    12,800,000       12,761,899
       Federal Home Loan Mortgage Corp.
         1.055%, due 08/03/04.............    14,000,000       13,986,461
        1.060%, due 08/03/04..............    13,900,000       13,886,494
        1.150%, due 08/17/04..............    23,200,000       23,165,168
        1.205%, due 08/20/04..............     3,900,000        3,893,473
        1.280%, due 08/23/04..............    13,000,000       12,975,502
        1.175%, due 08/24/04..............     9,500,000        9,483,185
        1.180%, due 08/24/04..............    25,400,000       25,355,232
        1.440%, due 09/14/04..............    35,300,000       35,193,562
        1.435%, due 09/21/04..............    21,600,000       21,529,398
        1.465%, due 09/28/04..............    10,900,000       10,860,388
        1.298%, due 09/30/04..............    13,000,000       12,951,694
        1.520%, due 10/13/04..............     4,400,000        4,380,679
        1.560%, due 10/20/04..............    12,100,000       12,041,799
       Federal National Mortgage Assoc.
         1.055%, due 07/28/04.............     6,000,000        5,995,252
        1.055%, due 08/04/04..............    13,900,000       13,886,150
        1.130%, due 08/11/04..............    12,700,000       12,683,656
        1.150%, due 08/18/04..............    38,100,000       38,041,580
        1.155%, due 08/18/04..............     9,400,000        9,385,524

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



      --------------------------------------------------------------------
      SECURITY                                   PAR           VALUE
      DESCRIPTION                               AMOUNT        (NOTE 2)
      --------------------------------------------------------------------

      U.S. GOVERNMENT & AGENCY DISCOUNT NOTES - CONTINUED
       1.180%, due 08/25/04................. $ 13,200,000 $     13,176,203
       1.250%, due 09/01/04.................    2,300,000        2,295,049
       1.405%, due 09/08/04.................   35,200,000       35,105,210
       1.430%, due 09/08/04.................   12,900,000       12,864,643
       1.200%, due 09/15/04.................    4,600,000        4,588,347
       1.427%, due 09/22/04.................   13,000,000       12,956,990
       1.530%, due 10/20/04.................   13,000,000       12,938,672
      U.S. Treasury Bill
        1.146%, due 09/02/04................    3,500,000        3,492,594
       1.147%, due 09/16/04.................   10,110,000       10,083,188
                                                          ----------------
                                                               419,957,992
                                                          ----------------
      COMMERCIAL PAPER - 14.0%
      Altria Group, Inc. 1.800%, due
        10/29/04............................    6,100,000        6,100,000
      Bank of Ireland
        1.255%, due 09/01/04................    6,400,000        6,386,167
       1.280%, due 09/08/04.................    9,000,000        8,977,920
      Barclays US Funding LLC 1.210%, due
        08/23/04............................    3,200,000        3,194,300
      Citibank N.A. 1.100%, due 08/05/04....   26,100,000       26,100,000
      HBOS Treasury Services Plc
        1.080%, due 07/22/04................    7,000,000        6,995,590
       1.080%, due 07/23/04.................   30,300,000       30,280,002
       1.090%, due 08/06/04.................      300,000          299,673
      Rabobank USA Financial Corp. 1.110%,
        due 08/23/04........................    3,500,000        3,494,280
      Royal Bank of Scotland Plc 1.110%, due
        08/25/04............................   12,000,000       11,979,650
      Svenska Handelsbanken, Inc. 1.090%,
        due 08/03/04........................   42,000,000       41,958,035
      UBS Finance, Inc.
        1.070%, due 07/15/04................   36,900,000       36,884,645
       1.135%, due 09/01/04.................      200,000          199,609
       1.130%, due 09/07/04.................      300,000          299,360
       1.270%, due 09/23/04.................      700,000          697,926
                                                          ----------------
                                                               183,847,157
                                                          ----------------
      REPURCHASE AGREEMENT - 0.3%
      State Street Bank & Trust Co.,
        Repurchase Agreement, dated
        06/30/04 at 0.10% to be repurchased
        at $3,493,010 on 07/01/04
        collateralized by $3,585,000 FHLMC
        2.125% due 11/15/05 with a value of
        $3,567,075..........................    3,493,000        3,493,000
                                                          ----------------
      Total Short-Term Investments
      (Cost $607,295,508)                                      607,298,149
                                                          ----------------

           ----------------------------------------------------------
           SECURITY                        PAR           VALUE
           DESCRIPTION                    AMOUNT        (NOTE 2)
           ----------------------------------------------------------

           TOTAL INVESTMENTS - 110.8%
           (Cost $1,455,483,477)                    $  1,456,413,620

           Other Assets and Liabilities
             (net) - (10.8%)                            (142,464,930)
                                                    ----------------

           TOTAL NET ASSETS - 100.0%                $  1,313,948,690
                                                    ================

                                             STRIKE     NUMBER OF      VALUE
PUT OPTIONS                    EXPIRATION    PRICE      CONTRACTS     (NOTE 2)
---------------------------------------------------------------------------------
OTC 3 Month LIBOR Interest
 Rate Swap                     10/07/2004        6.00  (82,900,000) $    (57,284)
OTC 3 Month LIBOR Interest
 Rate Swap                     01/07/2005        7.00  (11,200,000)       (4,402)
OTC 3 Month LIBOR Interest
 Rate Swap                     01/07/2005        6.65  (51,800,000)      (46,050)
OTC 3 Month LIBOR Interest
 Rate Swap                     09/23/2005        6.00  (19,900,000)     (292,988)
OTC 3 Month LIBOR Interest
 Rate Swap                     09/23/2005        7.00  (23,200,000)     (108,692)
                                                                    ------------
(Written Option Premium
 $2,748,575)                                                        $   (509,416)
                                                                    ============

                                             STRIKE     NUMBER OF      VALUE
CALL OPTIONS                   EXPIRATION    PRICE      CONTRACTS     (NOTE 2)
---------------------------------------------------------------------------------
U.S. Treasury Note 10YR Future 08/27/2004      115.00         (572) $    (17,904)
OTC 3 Month LIBOR Interest
 Rate Swap                     10/07/2004        4.00   (2,900,000)         (148)
OTC 3 Month LIBOR Interest
 Rate Swap                     10/07/2004        3.80  (80,000,000)      (14,320)
OTC 3 Month LIBOR Interest
 Rate Swap                     09/23/2005        4.00  (95,300,000)     (240,728)
OTC 3 Month LIBOR Interest
 Rate Swap                     10/07/2005        4.00  (11,200,000)      (14,616)
                                                                    ------------
(Written Option Premium
 $3,301,343)                                                        $   (287,716)
                                                                    ============

SECURITIES                      INTEREST                               VALUE
SOLD SHORT                        RATE      MATURITY    PROCEEDS      (NOTE 2)
---------------------------------------------------------------------------------
U.S. Treasury Note                3.88%    02/15/2013 $  6,839,193  $  6,980,917
U.S. Treasury Note                4.00%    11/15/2012   26,532,529    26,826,813
U.S. Treasury Note                3.25%    08/15/2007   28,810,852    29,035,119
U.S. Treasury Note                3.00%    11/15/2007   29,416,220    29,725,800
U.S. Treasury Note                3.63%    05/15/2013   59,564,881    60,777,877
U.S. Treasury Note                4.75%    05/15/2014   60,474,756    61,251,026
U.S. Treasury Note                5.75%    08/15/2010    8,695,677     8,834,071
                                                      ------------  ------------
                                                      $220,334,108  $223,431,623
                                                      ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST
PIMCO TOTAL RETURN PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)



PORTFOLIO FOOTNOTES:

^ Variable or floating rate security. The stated rate represents the rate at June 30, 2004.

+ Zero coupon bond - Interest rate represents current yield to maturity.

(a) Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(b) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1933, as amended. These securities have been determined to be illiquid by the Portfolio's adviser. These securities represent in the aggregate 0.25% of net assets.

(c) Securities that may be resold to "qualified institutional buyers" under Rule 144A or securities offered pursuant to Section 4(2) of the Securities Act of 1935, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

(d) Illiquid securities representing in the aggregate 0.00% of net assets.

Yankee - U.S. Dollar denominated bonds issued by non-U.S. companies in the U.S.

REMIC - Real Estate Mortgage Investment Conduit

FHLMC - Federal Home Loan Mortgage Corp.

The adviser considers liquid securities as coverage for open derivatives.

The following table summarizes the portfolio composition of the Portfolios' holdings at June 30, 2004 based upon quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.

                                                      PERCENT OF
                                                       PORTFOLIO
              PORTFOLIO COMPOSITION BY CREDIT QUALITY (UNAUDITED)
              ---------------------------------------------------
                 AAA/Government/Government Agency        79.75%
                 AA                                       5.12
                 A                                        9.33
                 BBB                                      4.05
                 BB                                       1.02
                 B                                        0.57
                 Below B                                  0.16
                                                        ------
                 Total:                                 100.00%
                                                        ======

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ---------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ---------------------------------------------------------------

        CONVERTIBLE BONDS - 0.0%
        AEROSPACE & DEFENSE - 0.0%
        Timco Aviation Services, Inc.,
          8.000%, due 01/02/07(a)
          (Cost $47)...........................        622 $          0
                                                           ------------
        COMMON STOCKS - 97.9%
        AEROSPACE & DEFENSE - 1.1%
        Teledyne Technologies, Inc.*...........     16,230      324,925
        United Defense Industries, Inc.*.......      6,611      231,385
                                                           ------------
                                                                556,310
                                                           ------------
        AIRLINES - 1.1%
        ExpressJet Holdings, Inc.*(b)..........     11,600      140,824
        Mesa Air Group, Inc.*(b)...............     50,398      407,720
                                                           ------------
                                                                548,544
                                                           ------------
        AUTO COMPONENTS - 0.6%
        Cooper Tire & Rubber Co................     12,700      292,100
        TRW Automotive Holdings Corp.*.........      1,630       30,725
                                                           ------------
                                                                322,825
                                                           ------------
        AUTOMOBILES - 2.5%
        American Axle & Manufacturing Holdings,
          Inc..................................     10,150      369,054
        Autoliv, Inc...........................     21,700      915,740
                                                           ------------
                                                              1,284,794
                                                           ------------
        BANKS - 5.1%
        Commerce Bancorp, Inc.(b)..............      6,000      330,060
        Compass Bancshares, Inc................     11,853      509,679
        Providian Financial Corp.*.............     51,413      754,228
        R&G Financial Corp. - Class B..........      2,500       82,650
        TCF Financial Corp.....................     12,600      731,430
        Westamerica Bancorp....................      3,875      203,244
                                                           ------------
                                                              2,611,291
                                                           ------------
        BIOTECHNOLOGY - 0.3%
        Neurocrine Biosciences, Inc.*..........      3,445      178,623
                                                           ------------
        BUILDING PRODUCTS - 0.4%
        Louisiana-Pacific Corp.................      8,200      193,930
                                                           ------------
        CHEMICALS - 1.7%
        Macdermid, Inc.........................     12,000      406,200
        OM Group, Inc.*........................      5,600      184,856
        RMP International, Inc.................     18,300      278,160
                                                           ------------
                                                                869,216
                                                           ------------
        COMMERCIAL SERVICES & SUPPLIES - 4.9%
        Administaff, Inc.*(b)..................      7,600      126,160
        AMN Healthcare Services, Inc.*(b)......     17,900      273,691
        Arbitron, Inc.*........................      2,900      105,908
        Coinstar, Inc.*(b).....................     32,968      724,307
        FileNET Corp.*.........................      1,500       47,355
        Imagistics International, Inc.*........      2,500       88,500
        MAXIMUS, Inc.*.........................      7,081      251,092
        Rent-A-Center, Inc.*...................     28,850      863,481
                                                           ------------
                                                              2,480,494
                                                           ------------

        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                SHARES     (NOTE 2)
        ----------------------------------------------------------------

        COMMUNICATIONS EQUIPMENT & SERVICES - 0.7%
        Commonwealth Telephone Enterprises,
          Inc.*(b)..............................      2,006 $     89,809
        West Corp.*.............................     10,400      271,960
                                                            ------------
                                                                 361,769
                                                            ------------
        COMPUTERS & PERIPHERALS - 2.5%
        Hutchinson Technology, Inc.*(b).........      4,200      103,278
        SanDisk Corp.*(b).......................     19,900      431,631
        Storage Technology Corp.*...............     25,551      740,979
                                                            ------------
                                                               1,275,888
                                                            ------------
        CONSTRUCTION & ENGINEERING - 3.7%
        NVR, Inc.*..............................      1,269      614,450
        Ryland Group, Inc.......................     11,300      883,660
        Washington Group International, Inc.*...     10,700      384,023
                                                            ------------
                                                               1,882,133
                                                            ------------
        CONSTRUCTION MATERIALS - 1.0%
        Eagle Materials, Inc.(b)................      7,400      525,548
                                                            ------------
        ELECTRIC SERVICES - 2.3%
        Great Plains Energy, Inc................      8,500      252,450
        MDU Resources Group, Inc................      5,700      136,971
        OGE Energy Corp.........................     20,925      532,960
        Puget Energy, Inc.......................     10,764      235,839
                                                            ------------
                                                               1,158,220
                                                            ------------
        ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.3%
        Acuity Brands, Inc......................     18,800      507,600
        Belden, Inc.............................      8,789      188,348
        Benchmark Electronics, Inc.*............     16,700      485,970
        Checkpoint Systems, Inc.*...............     20,000      358,600
        TTM Technologies, Inc.*(b)..............     11,400      135,090
                                                            ------------
                                                               1,675,608
                                                            ------------
        ENERGY EQUIPMENT & SERVICES - 1.3%
        Avista Corp.............................      9,600      176,832
        Energen Corp............................     10,400      499,096
                                                            ------------
                                                                 675,928
                                                            ------------
        FINANCIAL SERVICES - 3.6%
        Affiliated Managers Group, Inc.*(b).....      5,200      261,924
        CompuCredit Corp.*......................      8,800      152,240
        Delphi Financial Group, Inc.............      3,150      140,175
        Doral Financial Corp....................      5,100      175,950
        Eaton Vance Corp........................      5,700      217,797
        Federated Investors, Inc. - Class B.....      9,450      286,713
        Firstfed Financial Corp.*...............      2,200       91,520
        Student Loan Corp.......................      1,200      163,800
        Waddell & Reed Financial, Inc. - Class A     15,742      348,056
                                                            ------------
                                                               1,838,175
                                                            ------------
        FOOD PRODUCTS - 0.2%
        Chiquita Brands International, Inc.*....      5,300      110,876
                                                            ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                SHARES     (NOTE 2)
        ----------------------------------------------------------------

        HEALTH CARE EQUIPMENT & SUPPLIES - 5.2%
        American Medical Systems Holdings, Inc.*     11,900 $    401,030
        C.R. Bard, Inc..........................     19,642    1,112,719
        INAMED Corp.*...........................      3,550      223,118
        Sybron Dental Specialties, Inc.*........      9,200      274,620
        USANA Health Sciences, Inc.*(b).........     10,900      338,772
        Ventana Medical System, Inc.*...........      5,900      280,427
                                                            ------------
                                                               2,630,686
                                                            ------------
        HEALTH CARE PROVIDERS & SERVICES - 3.5%
        Apria Healthcare Group, Inc.*...........     11,895      341,386
        Community Health Systems, Inc.*.........     12,500      334,625
        Health Net, Inc.*.......................     26,400      699,600
        Manor Care, Inc.........................      9,200      300,656
        Shopko Stores, Inc.*....................      6,700       94,738
                                                            ------------
                                                               1,771,005
                                                            ------------
        HOTELS, RESTAURANTS & LEISURE - 0.9%
        Lone Star Steakhouse & Saloon, Inc......      8,500      231,115
        Orient-Express Hotels, Ltd. - Class A...      3,800       64,372
        Prime Hospitality Corp.*................     13,900      147,618
                                                            ------------
                                                                 443,105
                                                            ------------
        HOUSEHOLD DURABLES - 0.6%
        Champion Enterprises, Inc.*.............     22,600      207,468
        La-Z-Boy, Inc...........................      5,300       95,294
                                                            ------------
                                                                 302,762
                                                            ------------
        INDUSTRIAL - DIVERSIFIED - 0.4%
        IDEX Corp...............................      5,750      197,512
                                                            ------------
        INSURANCE - 6.9%
        IPC Holdings, Ltd.......................     11,569      427,243
        Odyssey Re Holdings Corp.(b)............     12,800      307,200
        PMI Group, Inc..........................      8,118      353,295
        Radian Group, Inc.......................     11,300      541,270
        RenaissanceRe Holdings, Ltd.............     16,780      905,281
        Stewart Information Services Corp.......     11,500      388,355
        W.R. Berkley Corp.......................     11,086      476,144
        WellChoice, Inc.*.......................      2,100       86,940
                                                            ------------
                                                               3,485,728
                                                            ------------
        INTERNET SOFTWARE & SERVICES - 4.5%
        Acxiom Corp.............................     12,500      310,375
        RSA Security, Inc.*(b)..................      3,900       79,833
        United Online, Inc.*(b).................     59,600    1,049,556
        VeriSign, Inc.*.........................     42,998      855,660
                                                            ------------
                                                               2,295,424
                                                            ------------
        IT CONSULTING & SERVICES - 0.1%
        Insight Enterprises, Inc.*..............      2,500       44,400
                                                            ------------
        LEISURE EQUIPMENT & PRODUCTS - 0.3%
        Hasbro, Inc.............................      8,300      157,700
                                                            ------------

      -------------------------------------------------------------------
      SECURITY                                                  VALUE
      DESCRIPTION                                   SHARES     (NOTE 2)
      -------------------------------------------------------------------

      MACHINERY - 3.5%
      Albany International Corp. - Class A.......      9,900 $    332,244
      Flowserve Corp.*...........................     24,400      608,536
      Terex Corp.*...............................     24,600      839,598
                                                             ------------
                                                                1,780,378
                                                             ------------
      MEDIA - 3.1%
      Catalina Marketing Corp.*(b)...............     14,107      258,017
      Handleman Co...............................      6,578      152,347
      Hollywood Entertainment Corp.*.............     12,100      161,656
      Movie Gallery, Inc.(b).....................     25,151      491,702
      Regal Entertainment Group - Class A(b).....     29,102      526,746
                                                             ------------
                                                                1,590,468
                                                             ------------
      METALS & MINING - 0.6%
      Carpenter Technology Corp..................      8,900      303,045
                                                             ------------
      OIL & GAS - 5.6%
      Cabot Oil & Gas Corp.......................     15,253      645,202
      Comstock Resources, Inc. Common New*.......      6,300      122,598
      Denbury Resource, Inc.*....................     35,300      739,535
      Georgia Gulf Corp..........................     20,216      724,946
      Meridian Resource Corp. (The)*(b)..........     21,300      147,822
      Noble Energy, Inc..........................      9,119      465,069
                                                             ------------
                                                                2,845,172
                                                             ------------
      PHARMACEUTICALS - 4.0%
      Amylin Pharmaceuticals, Inc.*(b)...........      5,100      116,280
      Andrx Corp.*...............................     10,600      296,058
      AtheroGenics, Inc.*(b).....................      5,100       97,053
      Bradley Pharmaceuticals, Inc. - Class A*(b)     18,920      527,868
      Connetics Corp.*(b)........................      7,200      145,440
      King Pharmaceuticals, Inc.*................     63,877      731,392
      Telik, Inc.*(b)............................      4,100       97,867
                                                             ------------
                                                                2,011,958
                                                             ------------
      REAL ESTATE - 3.5%
      Apartment Investment & Management Co. -
        Class A (REIT)...........................      1,000       31,130
      Kilroy Realty Corp. (REIT).................      4,700      160,270
      National Health Investors, Inc. (REIT).....     11,900      323,561
      Nationwide Health Properties, Inc. (REIT)..     14,700      277,830
      Redwood Trust, Inc. (a)(REIT)..............      6,200      345,216
      Senior Housing Properties Trust (REIT).....     22,300      374,417
      Trizec Properties, Inc. (REIT).............     15,800      256,908
                                                             ------------
                                                                1,769,332
                                                             ------------
      RETAIL - MULTILINE - 0.3%
      United Stationers, Inc.*...................      4,300      170,796
                                                             ------------
      RETAIL - SPECIALTY - 7.6%
      Abercrombie & Fitch Co. - Class A..........     12,900      499,875
      Briggs & Stratton Corp.....................      2,385      210,715
      Claire's Stores, Inc.......................      6,400      138,880

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                SHARES     (NOTE 2)
        ----------------------------------------------------------------

        RETAIL - SPECIALTY - CONTINUED
        Michaels Stores, Inc....................     15,600 $    858,000
        SUPERVALU, Inc..........................     46,324    1,417,977
        Yankee Candle Co., Inc.*................     25,264      738,972
                                                            ------------
                                                               3,864,419
                                                            ------------

        SEMICONDUCTOR EQUIPMENT & PRODUCTS - 1.5%
        Integrated Circuit Systems, Inc.*.......          1           27
        Integrated Device Technology, Inc.*.....     31,500      435,960
        Lattice Semiconductor Corp.*............     14,000       98,140
        Micrel, Inc.*...........................      8,500      103,275
        OmniVision Technologies, Inc.*(b).......      6,300      100,485
                                                            ------------
                                                                 737,887
                                                            ------------
        SOFTWARE - 6.5%
        Agere Systems, Inc. - Class A*..........    202,700      466,210
        Amdocs, Ltd.*...........................      6,929      162,347
        BMC Software, Inc.*.....................     53,400      987,900
        Citrix Systems, Inc.*...................     31,400      639,304
        Inter-Tel, Inc..........................     15,300      382,041
        Mercury Computer Systems, Inc.*.........      7,118      176,526
        Satyam Computer Services (ADR)(b).......     13,100      242,350
        SeaChange Inernationatl, Inc.*(b).......      7,300      123,224
        Transaction Systems Architects, Inc. -
          Class A*..............................      5,600      120,568
                                                            ------------
                                                               3,300,470
                                                            ------------
        TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.1%
        Aspect Communications, Inc.*............     20,300      288,260
        Cincinnati Bell, Inc.*..................     14,500       64,380
        Comtech Telecommunications Corp.*(b)....      8,300      187,248
        Primus Telecommunication Group, Inc.*(b)     21,800      110,744
        Ptek Holdings, Inc.*....................     34,300      395,479
                                                            ------------
                                                               1,046,111
                                                            ------------
        TEXTILES, APPAREL & LUXURY GOODS - 0.9%
        Wolverine World Wide, Inc...............     17,600      462,000
                                                            ------------
        Total Common Stocks
        (Cost $44,661,855)                                    49,760,530
                                                            ------------

      --------------------------------------------------------------------
      SECURITY                                     SHARES/PAR    VALUE
      DESCRIPTION                                    AMOUNT     (NOTE 2)
      --------------------------------------------------------------------

      MUTUAL FUNDS - 1.6%
      iShares Russell 2000 Index Fund(b)..........      5,729 $   675,965
      SPDR Trust Series Fund(b)...................      1,460     167,214
                                                              -----------
      Total Mutual Funds
      (Cost $833,681)                                             843,179
                                                              -----------

      SHORT-TERM INVESTMENTS - 17.2%
      State Street Bank & Trust Co., Repurchase
        Agreement, dated 06/30/04 at 0.050% to
        be repurchased at $115,000 on 07/01/04
        collaterized by $120,000 FHLB 1.300%
        due 04/27/05 with a value of $119,400..... $  115,000     115,000
      State Street Navigator Securities Lending
        Prime Portfolio(c)........................  8,625,123   8,625,123
                                                              -----------
      Total Short-Term Investments
      (Cost $8,740,123)                                         8,740,123
                                                              -----------

      TOTAL INVESTMENTS - 116.7%
      (Cost $54,235,706)                                       59,343,832

      Other Assets and Liabilities (net) - (16.7%)             (8,513,882)
                                                              -----------

      TOTAL NET ASSETS - 100.0%                               $50,829,950
                                                              ===========

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) Illiquid securities representing in the aggregate 0.00% of net assets.

(b) All or a portion of security out on loan.

(c) Represents investment of collateral received from securities lending transactions.

REIT - Real Estate Investment Trust

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         COMMON STOCKS - 96.8%
         ADVERTISING - 0.5%
         Omnicom Group, Inc...................      6,600 $     500,874
                                                          -------------
         AEROSPACE & DEFENSE - 2.8%
         Boeing Co............................     23,900     1,221,051
         Lockheed Martin Corp.................     13,700       713,496
         United Technologies Corp.............     11,500     1,052,020
                                                          -------------
                                                              2,986,567
                                                          -------------
         AIRLINES - 0.8%
         Southwest Airlines Co................     52,400       878,748
                                                          -------------
         AUTO COMPONENTS - 0.8%
         AutoZone, Inc.*......................     11,000       881,100
                                                          -------------
         AUTOMOBILES - 0.5%
         Toyota Motor Corp. (ADR)(a)..........      7,100       579,502
                                                          -------------
         BANKS - 7.4%
         Capital One Financial Corp...........     11,800       806,884
         Commerce Bancorp, Inc.(a)............      7,800       429,078
         Fifth Third Bancorp..................     45,800     2,463,124
         MBNA Corp............................     39,900     1,029,021
         U.S. Bancorp.........................     41,200     1,135,472
         Wells Fargo Co.......................     35,500     2,031,665
                                                          -------------
                                                              7,895,244
                                                          -------------
         BEVERAGES - 2.0%
         Coca-Cola Co.........................     41,700     2,105,016
                                                          -------------
         BIOTECHNOLOGY - 0.4%
         Genzyme Corp.*.......................      9,500       449,635
                                                          -------------
         CHEMICALS - 2.4%
         Dow Chemical Co......................     33,700     1,371,590
         E. I. du Pont de Nemours & Co........     12,500       555,250
         Illinois Tool Works, Inc.............      7,300       699,997
                                                          -------------
                                                              2,626,837
                                                          -------------
         COMMERCIAL SERVICES & SUPPLIES - 0.6%
         Xerox Corp.*.........................     43,600       632,200
                                                          -------------
         COMMUNICATIONS EQUIPMENT & SERVICES - 2.1%
         Cisco Systems, Inc.*.................     94,600     2,242,020
                                                          -------------
         COMPUTERS & PERIPHERALS - 1.0%
         Hewlett-Packard Co...................     51,500     1,086,650
                                                          -------------
         CONTAINERS & PACKAGING - 0.7%
         Avery Dennison Corp..................     12,200       780,922
                                                          -------------
         ELECTRIC UTILITIES - 2.4%
         Edison International.................     32,600       833,582
         Entergy Corp.........................     12,100       677,721
         PG&E Corp.*..........................     16,200       452,628
         Wisconsin Energy Corp................     17,400       567,414
                                                          -------------
                                                              2,531,345
                                                          -------------
         ELECTRICAL EQUIPMENT - 0.7%
         SPX Corp.(a).........................     15,300       710,532
                                                          -------------

        ----------------------------------------------------------------
        SECURITY                                              VALUE
        DESCRIPTION                               SHARES     (NOTE 2)
        ----------------------------------------------------------------

        ELECTRONIC EQUIPMENT & INSTRUMENTS - 0.4%
        Jabil Circuit, Inc.*...................     15,300 $     385,254
                                                           -------------
        ENERGY EQUIPMENT & SERVICES - 5.0%
        Exelon Corp............................     21,200       705,748
        General Electric Co....................    109,200     3,538,080
        Halliburton Co.........................     18,500       559,810
        Varco International, Inc.*.............     27,500       601,975
                                                           -------------
                                                               5,405,613
                                                           -------------
        FINANCIAL SERVICES - 7.5%
        Bank of America Corp...................     23,600     1,997,032
        Charles Schwab Corp....................     50,900       489,149
        Citigroup, Inc.........................     87,900     4,087,350
        Countrywide Financial Corp.............     12,100       850,025
        State Street Corp......................     12,700       622,808
                                                           -------------
                                                               8,046,364
                                                           -------------
        FOOD PRODUCTS - 1.0%
        Dean Foods Co.*........................     20,900       779,779
        General Mills, Inc.....................      6,700       318,451
                                                           -------------
                                                               1,098,230
                                                           -------------
        HEALTH CARE EQUIPMENT & SUPPLIES - 1.1%
        Medtronic, Inc.........................     25,000     1,218,000
                                                           -------------
        HEALTH CARE PROVIDERS & SERVICES - 0.4%
        Community Health Systems, Inc.*........     17,200       460,444
                                                           -------------
        HOTELS, RESTAURANTS & LEISURE - 0.6%
        Royal Caribbean Cruises, Ltd.(a).......     15,700       681,537
                                                           -------------
        HOUSEHOLD DURABLES - 0.9%
        Lennar Corp. - Class A.................     21,800       974,896
                                                           -------------
        HOUSEHOLD PRODUCTS - 1.1%
        Avon Products, Inc.....................     11,000       507,540
        Colgate-Palmolive Co...................     12,000       701,400
                                                           -------------
                                                               1,208,940
                                                           -------------
        INDUSTRIAL - DIVERSIFIED - 3.5%
        Altria Group, Inc......................     34,300     1,716,715
        Tyco International, Ltd................     60,500     2,004,970
                                                           -------------
                                                               3,721,685
                                                           -------------
        INSURANCE - 1.8%
        ACE, Ltd...............................     26,500     1,120,420
        XL Capital, Ltd. - Class A.............     11,400       860,244
                                                           -------------
                                                               1,980,664
                                                           -------------
        INTERNET & CATALOG RETAIL - 0.6%
        eBay, Inc.*............................      6,500       597,675
                                                           -------------
        INTERNET SOFTWARE & SERVICES - 1.1%
        Nortel Networks Corp.*.................    134,100       669,159
        Yahoo!, Inc.*..........................     13,700       497,721
                                                           -------------
                                                               1,166,880
                                                           -------------
        IT CONSULTING & SERVICES - 0.4%
        Fiserv, Inc.*..........................     12,300       478,347
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ----------------------------------------------------------------
        SECURITY                                               VALUE
        DESCRIPTION                                  SHARES   (NOTE 2)
        ----------------------------------------------------------------

        LEISURE EQUIPMENT & PRODUCTS - 0.5%
        Mattel, Inc.................................  28,700 $   523,775
                                                             -----------
        MACHINERY - 0.6%
        Ingersoll-Rand Co. - Class A................   9,200     628,452
                                                             -----------
        MEDIA - 3.4%
        EchoStar Communications Corp. - Class A*....  32,500     999,375
        Fox Entertainment Group, Inc. - Class A*....  19,300     515,310
        Liberty Media Corp. - Class A*..............  96,200     864,838
        Liberty Media International, Inc. - Class A*   4,810     178,451
        Viacom, Inc. - Class B......................  31,400   1,121,608
                                                             -----------
                                                               3,679,582
                                                             -----------

        METALS & MINING - 1.7%
        Aggregate, Inc.............................. 381,208     566,696
        Alcoa, Inc..................................  17,300     571,419
        CONSOL Energy, Inc..........................   8,800     316,800
        Peabody Energy Corp.........................   5,800     324,742
                                                             -----------
                                                               1,779,657
                                                             -----------
        OFFICE EQUIPMENT - 0.6%
        Lexmark International, Inc. - Class A*......   7,000     675,710
                                                             -----------
        OIL & GAS - 3.9%
        Exxon Mobil Corp............................  42,700   1,896,307
        GlobalSantaFe Corp..........................  29,100     771,150
        Imperial Oil, Ltd...........................   7,300     339,788
        Noble Corp.*................................  31,000   1,174,590
                                                             -----------
                                                               4,181,835
                                                             -----------
        PHARMACEUTICALS - 11.2%
        Abbott Laboratories.........................  36,100   1,471,436
        AmerisourceBergen Corp......................   7,500     448,350
        Amgen, Inc.*................................  30,000   1,637,100
        AstraZeneca Plc (ADR).......................   6,700     305,788
        Cardinal Health, Inc........................  22,700   1,590,135
        Forest Laboratories, Inc.*..................  25,100   1,421,413
        Pfizer, Inc................................. 122,400   4,195,872
        Wyeth.......................................  25,200     911,232
                                                             -----------
                                                              11,981,326
                                                             -----------
        RETAIL - MULTILINE - 3.3%
        Kohl's Corp.*...............................  27,500   1,162,700
        Wal-Mart Stores, Inc........................  46,000   2,426,960
                                                             -----------
                                                               3,589,660
                                                             -----------
        RETAIL - SPECIALTY - 4.7%
        Cintas Corp.................................   8,000     381,360
        Family Dollar Stores, Inc...................  27,400     833,508
        Lowes Co., Inc..............................  47,600   2,501,380
        Masco Corp..................................  15,700     489,526
        Office Depot, Inc.*.........................  46,500     832,815
                                                             -----------
                                                               5,038,589
                                                             -----------

       ------------------------------------------------------------------
       SECURITY                                                 VALUE
       DESCRIPTION                                   SHARES    (NOTE 2)
       ------------------------------------------------------------------

       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.0%
       Analog Devices, Inc..........................  16,400 $    772,112
       Fairchild Semiconductor International, Inc. -
         Class A*...................................  27,300      446,901
       Intel Corp...................................  86,600    2,390,160
       Micron Technology, Inc.*.....................  41,200      630,772
                                                             ------------
                                                                4,239,945
                                                             ------------
       SOFTWARE - 6.3%
       EMC Corp.*...................................  65,000      741,000
       Microsoft Corp............................... 143,400    4,095,504
       Oracle Corp.*................................ 118,300    1,411,319
       VERITAS Software Corp.*......................  17,200      476,440
                                                             ------------
                                                                6,724,263
                                                             ------------

       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.0%
       Sprint Corp..................................  18,400      323,840
       Verizon Communications, Inc..................  50,600    1,831,214
                                                             ------------
                                                                2,155,054
                                                             ------------
       TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
       AT&T Wireless Services, Inc.*................  27,500      393,800
       Vodafone Group Plc (ADR).....................  40,600      897,260
                                                             ------------
                                                                1,291,060
                                                             ------------
       U.S. GOVERNMENT AGENCY - 2.9%
       Federal Home Loan Mortgage Corp..............  24,800    1,569,840
       Federal National Mortgage Association........  22,300    1,591,328
                                                             ------------
                                                                3,161,168
                                                             ------------
       Total Common Stocks
       (Cost $99,687,661)                                     103,961,797
                                                             ------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
MET/PUTNAM RESEARCH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      --------------------------------------------------------------------
      SECURITY                                    SHARES/PAR    VALUE
      DESCRIPTION                                   AMOUNT     (NOTE 2)
      --------------------------------------------------------------------
      SHORT-TERM INVESTMENTS - 6.2%
      Goldman Sachs & Co., Repurchase
        Agreement, dated 06/30/04 at 1.50% to
        be repurchased at $4,184,171 on
        07/01/04 collateralized by 4,275,000
        FHLB 0.000% due 07/28/04 with a value
        of $4,275,000............................ $4,184,000 $  4,184,000
      State Street Navigator Securities
        Lending Prime Portfolio(b)...............  2,509,775    2,509,775
                                                             ------------
      Total Short-Term Investments
      (Cost $6,693,775)                                         6,693,775
                                                             ------------

      TOTAL INVESTMENTS - 103.0%
      (Cost $106,381,436)                                     110,655,572

      Other Assets and Liabilities (net) - (3.0%)              (3,240,465)
                                                             ------------

      TOTAL NET ASSETS - 100.0%                              $107,415,107
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FHLB - Federal Home Loan Bank

The adviser considers liquid securities as segregatable assets for forward purchase commitments.

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      COMMON STOCKS - 87.0%
      AUTO COMPONENTS - 1.5%
      Superior Industries International, Inc.(a)   215,100 $    7,195,095
                                                           --------------
      BANKS - 1.9%
      Brookline Bancorp, Inc.(a)................   504,500      7,401,015
      NewAlliance Bancshares, Inc.*.............   127,580      1,781,017
                                                           --------------
                                                                9,182,032
                                                           --------------
      CHEMICALS - 1.8%
      Agrium, Inc...............................   606,600      8,826,030
                                                           --------------
      COMMERCIAL SERVICES & SUPPLIES - 3.0%
      Herman Miller, Inc.(a)....................    95,300      2,757,982
      On Assignment, Inc.*(a)...................   965,253      5,694,993
      Quanta Services, Inc.*(a).................   972,500      6,048,950
                                                           --------------
                                                               14,501,925
                                                           --------------
      COMMUNICATIONS EQUIPMENT - 5.3%
      Advanced Fibre Communications, Inc.*......    82,500      1,666,500
      CommScope, Inc.*(a).......................   511,300     10,967,385
      Comverse Technology, Inc.*................   254,900      5,082,706
      Scientific-Atlanta, Inc...................    37,500      1,293,750
      Sycamore Networks, Inc.*(a)............... 1,061,161      4,488,711
      Tellabs, Inc.*(a).........................   237,400      2,074,876
                                                           --------------
                                                               25,573,928
                                                           --------------
      COMPUTERS & PERIPHERALS - 0.7%
      Hutchinson Technology, Inc.*(a)...........   137,915      3,391,330
                                                           --------------
      CONSTRUCTION & ENGINEERING - 1.1%
      Keith Companies, Inc. (The)*..............   359,880      5,182,272
                                                           --------------
      ELECTRICAL EQUIPMENT - 4.8%
      American Power Conversion Corp............   152,600      2,998,590
      Coherent, Inc.*(a)........................   259,328      7,740,941
      Credence Systems Corp.*(a)................   285,500      3,939,900
      Electro Scientific Industries, Inc.*(a)...   298,841      8,460,188
                                                           --------------
                                                               23,139,619
                                                           --------------
      ELECTRONICS - 4.9%
      Advanced Power Technology, Inc.*..........   154,500      1,923,525
      AVX Corp.(a)..............................   418,000      6,040,100
      Bel Fuse, Inc. - Class A..................   111,088      3,994,724
      Bel Fuse, Inc. - Class B(a)...............    59,277      2,471,851
      Park Electrochemical Corp.(a).............   254,200      6,418,550
      TriQuint Semiconductor, Inc.*(a)..........   491,000      2,680,860
                                                           --------------
                                                               23,529,610
                                                           --------------
      FINANCIAL SERVICES - 4.2%
      Ichiyoshi Securities Co., Ltd.............   776,700      6,421,298
      Instinet Group, Inc.*.....................   585,748      3,092,749
      Leucadia National Corp....................   129,700      6,446,090
      Westwood Holdings Group, Inc.(a)..........   246,775      4,441,950
                                                           --------------
                                                               20,402,087
                                                           --------------

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        FOOD PRODUCTS - 1.0%
        Del Monte Pacific, Ltd................ 6,876,000 $    2,516,633
        Industrias Bachoco, S.A.(ADR)(a)......   259,600      2,596,000
                                                         --------------
                                                              5,112,633
                                                         --------------
        HEALTH CARE PROVIDERS & SERVICES - 1.7%
        AMN Healthcare Services, Inc.*(a).....   123,338      1,885,838
        Cross Country Healthcare, Inc.*(a)....   346,000      6,279,900
                                                         --------------
                                                              8,165,738
                                                         --------------
        HOTELS, RESTAURANTS & LEISURE - 1.1%
        Jack in the Box, Inc.*(a).............   176,100      5,230,170
                                                         --------------
        HOUSEHOLD DURABLES - 3.3%
        Cavco Industries, Inc.*(a)............   138,995      5,518,101
        Coachmen Industries, Inc.(a)..........   199,100      3,183,609
        Skyline Corp..........................   182,000      7,398,300
                                                         --------------
                                                             16,100,010
                                                         --------------
        INDUSTRIAL - DIVERSIFIED - 1.7%
        Trinity Industries, Inc.(a)...........   257,500      8,185,925
                                                         --------------
        INSURANCE - 6.8%
        Arch Capital Group Ltd.*..............    59,669      2,379,600
        Brit Insurance Holdings PLC........... 3,642,800      5,481,351
        E-L Financial Corp....................    22,555      6,056,840
        FBL Financial Group, Inc. - Class A(a)   277,500      7,842,150
        Montpelier Re Holdings Ltd.(a)........    62,500      2,184,375
        MONY Group, Inc. (The)*...............    33,700      1,054,810
        Phoenix Companies, Inc. (The)(a)......   633,400      7,759,150
                                                         --------------
                                                             32,758,276
                                                         --------------
        IT CONSULTING & SERVICES - 0.4%
        Ingram Micro, Inc. - Class A*.........   135,000      1,953,450
                                                         --------------
        LEISURE EQUIPMENT & PRODUCTS - 2.9%
        JAKKS Pacific, Inc.*(a)...............   545,168     11,334,043
        Russ Berrie & Co., Inc.(a)............   139,300      2,706,599
                                                         --------------
                                                             14,040,642
                                                         --------------
        MACHINERY - 2.3%
        Alamo Group, Inc.(a)..................   378,700      6,021,330
        Lindsay Manufacturing Co.(a)..........   212,700      5,109,054
                                                         --------------
                                                             11,130,384
                                                         --------------
        METALS & MINING - 2.6%
        Fording Canadian Coal Trust...........   156,500      6,588,650
        RTI International Metals, Inc.*.......   369,200      5,888,740
                                                         --------------
                                                             12,477,390
                                                         --------------
        OIL & GAS - 8.9%
        Equity Oil Co.*.......................   203,098        930,189
        Pogo Producing Co.....................   150,800      7,449,520
        Smedvig ASA - Series A................   674,600      7,421,583
        St. Mary Land & Exploration Co.(a)....   257,300      9,172,745
        Tidewater, Inc.(a)....................   130,500      3,888,900

                       See notes to financial statements

MET INVESTORS SERIES TRUST
THIRD AVENUE SMALL CAP VALUE PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


         --------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                             SHARES     (NOTE 2)
         --------------------------------------------------------------

         OIL & GAS - CONTINUED
         Whiting Petroleum Corp.*............... 334,000 $    8,400,100
         Willbros Group, Inc.*(a)............... 377,100      5,682,897
                                                         --------------
                                                             42,945,934
                                                         --------------
         PAPER & FOREST PRODUCTS - 1.6%
         TimberWest Forest Corp................. 772,200      7,730,064
                                                         --------------
         PHARMACEUTICALS - 1.7%
         PAREXEL International Corp.*(a)........ 281,481      5,573,324
         Pharmaceutical Product Development,
           Inc.*(a).............................  86,175      2,737,780
                                                         --------------
                                                              8,311,104
                                                         --------------
         REAL ESTATE - 14.6%
         Avatar Holdings, Inc.*(a)..............  90,500      3,764,800
         Brascan Corp. - Class A................ 172,200      4,862,928
         Catellus Development Corp.(REIT)....... 345,945      8,527,544
         Forest City Enterprises, Inc. - Class A 201,500     10,679,500
         Jones Lang Lasalle, Inc.*.............. 179,300      4,859,030
         LNR Property Corp.(a).................. 209,300     11,354,525
         PS Business Parks, Inc.(REIT)..........  61,200      2,462,688
         St. Joe Co. (The)...................... 246,300      9,778,110
         Trammell Crow Co.*..................... 705,900      9,953,190
         Wellsford Real Properties, Inc.*....... 279,100      4,340,005
                                                         --------------
                                                             70,582,320
                                                         --------------
         RETAIL - MULTILINE - 1.5%
         Kmart Holding Corp.*(a)................ 100,400      7,208,720
                                                         --------------
         RETAIL - SPECIALTY - 1.8%
         Buckle, Inc. (The).....................  67,200      1,898,400
         Dress Barn, Inc. (The)*(a)............. 404,800      6,930,176
                                                         --------------
                                                              8,828,576
                                                         --------------
         SOFTWARE - 1.6%
         Geac Computer Corp., Ltd.*(a).......... 794,400      5,433,696
         Ulticom, Inc.*(a)...................... 180,000      2,106,000
                                                         --------------
                                                              7,539,696
                                                         --------------
         TEXTILES, APPAREL & LUXURY GOODS - 0.3%
         K-Swiss, Inc. - Class A(a).............  66,624      1,346,471
                                                         --------------
         TRANSPORTATION - 2.0%
         Alexander & Baldwin, Inc............... 297,031      9,935,687
                                                         --------------
         Total Common Stocks
         (Cost $332,805,627)                                420,507,118
                                                         --------------

         PREFERRED STOCK - 0.2%
         REAL ESTATE - 0.2%
         Koger Equity, Inc.*(REIT)
         (Cost $962,500)........................  38,500        989,450
                                                         --------------

   -------------------------------------------------------------------------
   SECURITY                                      SHARES/PAR      VALUE
   DESCRIPTION                                     AMOUNT       (NOTE 2)
   -------------------------------------------------------------------------

   SHORT-TERM INVESTMENTS - 37.2%
   State Street Bank & Trust Co.,
     Repurchase Agreement, dated
     06/30/04 at 0.15% to be repurchased
     at $48,000,200 on 07/01/04
     collateralized by $48,690,000 FNMA
     1.875% due 02/15/05 with a value of
     $48,963,881............................... $ 48,000,000 $   48,000,000
   State Street Bank & Trust Co.,
     Repurchase Agreement, dated
     06/30/04 at 0.15% to be repurchased
     at $2,575,011 on 07/01/04
     collateralized by $2,670,000 FHLMC
     5.125% due 11/07/13 with a value of
     $2,626,613................................    2,575,000      2,575,000
   State Street Navigator Securities Lending
     Prime Portfolio(b)........................  116,451,178    116,451,178
   United States Treasury Note,
     2.125%, due 08/31/04(a)...................   13,000,000     13,022,854
                                                             --------------
   Total Short-Term Investments
   (Cost $180,119,208)                                          180,049,032
                                                             --------------

   TOTAL INVESTMENTS - 124.4%
   (Cost $513,887,335)                                          601,545,600

   Other Assets and Liabilities (net) - (24.4%)                (117,341,930)
                                                             --------------

   TOTAL NET ASSETS - 100.0%                                 $  484,203,670
                                                             ==============

PORTFOLIO FOOTNOTES:

 * Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

ADR - American Depositary Receipt

FNMA - Federal National Mortgage Association

FHLMC - Home Loan Mortgage Corp.

REIT - Real Estate Investment Trust

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 94.8%
       AEROSPACE & DEFENSE - 2.2%
       Alliant Techsystems, Inc.*..............      66,000 $   4,180,440
       Rockwell Collins, Inc...................     142,000     4,731,440
                                                            -------------
                                                                8,911,880
                                                            -------------
       AIR FREIGHT & LOGISTICS - 0.6%
       Expeditors International of Washington,
         Inc...................................      45,000     2,223,450
                                                            -------------
       AIRLINES - 0.5%
       JetBlue Airways Corp.*(a)...............      72,000     2,115,360
                                                            -------------
       AUTOMOTIVE - 0.8%
       Oshkosh Truck Corp......................      55,000     3,152,050
                                                            -------------
       BANKS - 0.2%
       Silicon Valley Bancshares*(a)...........      20,000       793,000
                                                            -------------
       BEVERAGES - 0.8%
       Cott Corp.*(a)..........................     103,000     3,337,200
                                                            -------------
       BIOTECHNOLOGY - 0.5%
       Celgene Corp.*(a).......................      20,000     1,145,200
       Protein Design Labs, Inc.*(a)...........      52,000       994,760
                                                            -------------
                                                                2,139,960
                                                            -------------
       CHEMICALS - 1.0%
       Potash Corporation of Saskatchewan, Inc.      43,000     4,166,700
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 10.6%
       Apollo Group, Inc. - Class A*...........      20,000     1,765,800
       BearingPoint, Inc.*(a)..................     162,000     1,436,940
       Ceridian Corp.*.........................     158,000     3,555,000
       Certegy, Inc............................     116,000     4,500,800
       ChoicePoint, Inc.*......................     138,000     6,301,080
       Education Management Corp.*.............      82,000     2,694,520
       Fair Isaac Corp.(a).....................      52,000     1,735,760
       Global Payments, Inc....................      34,000     1,530,680
       Hewitt Associates, Inc.*(a).............     100,000     2,750,000
       Iron Mountain, Inc.*....................      74,000     3,571,240
       Manpower, Inc...........................      91,000     4,620,070
       Robert Half International, Inc..........     116,000     3,453,320
       Viad Corp...............................     135,000     3,646,350
       WebMD Corp.*(a).........................      44,000       410,080
                                                            -------------
                                                               41,971,640
                                                            -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 1.1%
       Comverse Technology, Inc.*..............      62,000     1,236,280
       Research In Motion, Ltd.*...............      44,000     3,011,360
                                                            -------------
                                                                4,247,640
                                                            -------------
       COMPUTER SOFTWARE & PROCESSING - 0.3%
       Jack Henry & Associates, Inc............      64,000     1,286,400
                                                            -------------
       COMPUTERS & PERIPHERALS - 0.5%
       Lexmark International, Inc. - Class A*..      20,000     1,930,600
                                                            -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       ELECTRONIC EQUIPMENT & INSTRUMENTS - 3.3%
       Danaher Corp............................      64,000 $   3,318,400
       Diebold, Inc............................      57,000     3,013,590
       FLIR Systems, Inc.*(a)..................      42,000     2,305,800
       FMC Technologies, Inc.*.................      97,000     2,793,600
       Jabil Circuit, Inc.*....................      63,000     1,586,340
                                                            -------------
                                                               13,017,730
                                                            -------------

       FINANCIALS - DIVERSIFIED - 4.0%
       Ameritrade Holding Corp.*...............     177,000     2,008,950
       CapitalSource, Inc.*(a).................     109,000     2,665,050
       Eaton Vance Corp.(a)....................      69,000     2,636,490
       Federated Investors, Inc. - Class B.....      44,000     1,334,960
       Investors Financial Services Corp.(a)...      37,000     1,612,460
       Legg Mason, Inc.(a).....................      27,000     2,457,270
       Waddell & Reed Financial, Inc. - Class A     145,000     3,205,950
                                                            -------------
                                                               15,921,130
                                                            -------------
       FOOD & DRUG RETAILING - 3.2%
       Omnicare, Inc...........................     169,000     7,234,890
       Shoppers Drug Mart Corp.*...............      54,000     1,345,368
       Whole Foods Market, Inc.................      44,000     4,199,800
                                                            -------------
                                                               12,780,058
                                                            -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 2.0%
       Edwards Lifesciences Corp.*(a)..........      59,000     2,056,150
       Kinetic Concepts, Inc.*.................      74,000     3,692,600
       Waters Corp.*...........................      47,000     2,245,660
                                                            -------------
                                                                7,994,410
                                                            -------------
       HEALTH CARE PROVIDERS & SERVICES - 4.1%
       Anthem, Inc.*...........................       3,000       268,680
       Community Health Systems, Inc.*.........      45,000     1,204,650
       Coventry Health Care, Inc.*.............      36,000     1,760,400
       DaVita, Inc.*...........................      48,000     1,479,840
       Health Management Associates, Inc. -
         Class A...............................     160,000     3,587,200
       Laboratory Corporation of America
         Holdings*.............................      93,000     3,692,100
       Manor Care, Inc.........................     130,000     4,248,400
                                                            -------------
                                                               16,241,270
                                                            -------------
       HOTELS, RESTAURANTS & LEISURE - 1.8%
       Cheesecake Factory, Inc.*(a)............      61,000     2,427,190
       Fairmont Hotels & Resorts, Inc..........     128,000     3,449,600
       P.F. Chang's China Bistro, Inc.*(a).....      34,000     1,399,100
                                                            -------------
                                                                7,275,890
                                                            -------------
       HOUSEHOLD DURABLES - 0.8%
       American Standard Cos., Inc.*...........      81,000     3,265,110
                                                            -------------
       INDUSTRIAL CONGLOMERATES - 2.0%
       ITT Industries, Inc.....................      43,000     3,569,000
       Roper Industries, Inc.(a)...............      75,000     4,267,500
                                                            -------------
                                                                7,836,500
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

        ---------------------------------------------------------------
        SECURITY                                             VALUE
        DESCRIPTION                             SHARES      (NOTE 2)
        ---------------------------------------------------------------

        INSURANCE - 3.6%
        Assurant, Inc........................      67,000 $   1,767,460
        Axis Capital Holdings, Ltd...........      57,000     1,596,000
        Genworth Financial, Inc. - Class A*..      65,000     1,491,750
        Principal Financial Group, Inc.......      71,000     2,469,380
        Protective Life Corp.................      57,000     2,204,190
        Radian Group, Inc....................      45,000     2,155,500
        Willis Group Holdings, Ltd...........      75,000     2,808,750
                                                          -------------
                                                             14,493,030
                                                          -------------
        INTERNET SOFTWARE & SERVICES - 1.6%
        CheckFree Corp.*.....................      39,000     1,170,000
        CNET Networks, Inc.*(a)..............      50,000       553,500
        Getty Images, Inc.*..................       8,000       480,000
        Juniper Networks, Inc.*..............      72,000     1,769,040
        Monster Worldwide, Inc.*.............      89,000     2,289,080
                                                          -------------
                                                              6,261,620
                                                          -------------
        IT CONSULTING & SERVICES - 2.2%
        CACI International, Inc. - Class A*..      34,000     1,374,960
        DST Systems, Inc.*(a)................     101,000     4,857,090
        Fiserv, Inc.*........................      69,000     2,683,410
                                                          -------------
                                                              8,915,460
                                                          -------------
        LEISURE EQUIPMENT & PRODUCTS - 1.2%
        Brunswick Corp.......................     112,000     4,569,600
                                                          -------------
        MEDIA - 4.2%
        Cablevision Systems New York Group. -
          Class A*(a)........................      90,000     1,768,500
        Catalina Marketing Corp.*(a).........     107,000     1,957,030
        Citadel Broadcasting Corp.*(a).......     216,000     3,147,120
        Cox Radio, Inc. - Class A*...........      88,000     1,529,440
        Entercom Communications Corp.*.......      34,000     1,268,200
        Lamar Advertising Co. - Class A*.....      18,000       780,300
        Rogers Communications, Inc. -
          Class B(a).........................     109,000     1,976,170
        Scholastic Corp.*(a).................      64,000     1,916,800
        XM Satellite Radio Holdings, Inc. -
          Class A*(a)........................      82,000     2,237,780
                                                          -------------
                                                             16,581,340
                                                          -------------
        METALS & MINING - 2.1%
        International Steel Group, Inc.*.....      51,000     1,517,250
        Newmont Mining Corp..................      67,000     2,596,920
        Nucor Corp.(a).......................      53,000     4,068,280
                                                          -------------
                                                              8,182,450
                                                          -------------
        OIL & GAS - 7.9%
        BJ Services Co.*.....................     127,000     5,821,680
        Cooper Cameron Corp.*................      60,000     2,922,000
        Diamond Offshore Drilling, Inc.(a)...     119,000     2,835,770
        EOG Resources, Inc...................      67,000     4,000,570
        Murphy Oil Corp......................      61,000     4,495,700
        Smith International, Inc.*...........      93,000     5,185,680

      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      OIL & GAS - CONTINUED
      Western Gas Resources, Inc.(a)...........      84,000 $   2,728,320
      XTO Energy, Inc.(a)......................     120,000     3,574,800
                                                            -------------
                                                               31,564,520
                                                            -------------
      PHARMACEUTICALS - 9.9%
      Abgenix, Inc.*(a)........................      79,000       925,880
      Alkermes, Inc.*(a).......................      69,000       938,400
      AmerisourceBergen Corp...................      60,000     3,586,800
      Amylin Pharmaceuticals, Inc.*(a).........      48,000     1,094,400
      Andrx Corp.*.............................      74,000     2,066,820
      Barr Laboratories, Inc.*.................      43,000     1,449,100
      Cephalon, Inc.*(a).......................      49,000     2,646,000
      Gilead Sciences, Inc.*...................      56,000     3,752,000
      Human Genome Sciences, Inc.*(a)..........      74,000       860,620
      ICOS Corp.*(a)...........................      35,000     1,044,400
      ImClone Systems, Inc.*(a)................      33,000     2,831,070
      Invitrogen Corp.*........................      29,000     2,087,710
      IVAX Corp.*..............................     143,000     3,430,570
      Medimmune, Inc.*.........................     225,000     5,265,000
      Neurocrine Biosciences, Inc.*(a).........      29,000     1,503,650
      Sepracor, Inc.*(a).......................       9,000       476,100
      Taro Pharmaceutical Industries, Ltd. -
        Class A*(a)............................      46,500     2,022,750
      Valeant Pharmaceuticals International....      54,000     1,080,000
      Vertex Pharmaceuticals, Inc.*(a).........      66,000       715,440
      Watson Pharmaceuticals, Inc.*............      61,000     1,640,900
                                                            -------------
                                                               39,417,610
                                                            -------------
      RETAIL - SPECIALTY - 6.4%
      Best Buy Co., Inc........................      60,000     3,044,400
      CDW Corp.................................      42,000     2,677,920
      Dollar Tree Stores, Inc.*(a).............      86,000     2,358,980
      Family Dollar Stores, Inc................     121,000     3,680,820
      InterActive Corp.*(a)....................      31,000       934,340
      MSC Industrial Direct Co., Inc. - Class A      19,000       623,960
      O' Reilly Automotive, Inc.*(a)...........      53,000     2,395,600
      PETsMART, Inc............................     135,000     4,380,750
      Ross Stores, Inc.........................     101,000     2,702,760
      Williams-Sonoma, Inc.*...................      78,000     2,570,880
                                                            -------------
                                                               25,370,410
                                                            -------------
      SEMICONDUCTOR EQUIPMENT & PRODUCTS - 4.2%
      Agere Systems, Inc. - Class A*...........     233,000       535,900
      Agere Systems, Inc. - Class B*...........     306,000       657,900
      AMIS Holdings Inc.*......................      94,000     1,590,480
      Integrated Circuit Systems, Inc.*........      73,000     1,982,680
      Intersil Corp. - Class A(a)..............     143,000     3,097,380
      Microchip Technology, Inc................     107,000     3,374,780
      Novellus Systems, Inc.*..................      61,000     1,917,840
      QLogic Corp.*(a).........................      64,000     1,701,760
      Semtech Corp.*(a)........................      83,000     1,953,820
                                                            -------------
                                                               16,812,540
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)

         -----------------------------------------------------------------
         SECURITY                                            VALUE
         DESCRIPTION                            SHARES      (NOTE 2)
         -----------------------------------------------------------------

         SOFTWARE - 5.8%
         Adobe Systems, Inc..................      60,000 $   2,790,000
         Cadence Design Systems, Inc.*.......     168,000     2,457,840
         Citrix Systems, Inc.*...............      41,000       834,760
         Cognos, Inc.*.......................      21,000       759,360
         Intuit, Inc.*.......................      57,000     2,199,060
         Mercury Interactive Corp.*..........      46,000     2,292,180
         Network Associates, Inc.*...........     221,000     4,006,730
         Red Hat, Inc.*(a)...................      78,000     1,791,660
         Sungard Data Systems, Inc.*.........      59,000     1,534,000
         VeriSign, Inc.*.....................     211,000     4,198,900
                                                          -------------
                                                             22,864,490
                                                          -------------
         TELECOMMUNICATION SERVICES - DIVERSIFIED - 1.8%
         Garmin, Ltd.(a).....................      63,000     2,333,520
         Harris Corp.........................      91,000     4,618,250
                                                          -------------
                                                              6,951,770
                                                          -------------
         TELECOMMUNICATION SERVICES - WIRELESS - 3.0%
         Crown Castle International Corp.*...     196,000     2,891,000
         Nextel Communications, Inc. -
           Class A*..........................      57,000     1,519,620
         Nextel Partners, Inc. - Class A*(a).     155,000     2,467,600
         Triton PCS Holdings, Inc. -
           Class A*(a).......................      43,000       187,480
         Western Wireless Corp. - Class A*(a)     167,000     4,827,970
                                                          -------------
                                                             11,893,670
                                                          -------------
         TRANSPORTATION - 0.6%
         C.H. Robinson Worldwide, Inc........      52,000     2,383,680
                                                          -------------
         Total Common Stocks
         (Cost $324,640,864)                              $ 376,870,168
                                                          -------------

    ------------------------------------------------------------------------
    SECURITY                                         PAR          VALUE
    DESCRIPTION                                     AMOUNT       (NOTE 2)
    ------------------------------------------------------------------------

    SHORT-TERM INVESTMENTS - 22.4%
    State Street Bank & Trust Co.,
      Repurchase Agreement, dated
      06/30/04 at 0.05% to be repurchased
      at $365,000 on 07/01/04
      collateralized by $370,000 FHLB
      3.625% due 09/30/04 with a value of
      $375,331.................................. $    365,000 $     365,000
    State Street Navigator Securities
      Lending Prime Portfolio(b)................   69,209,561    69,209,561
    T. Rowe Price Government Reserve
      Investment Fund...........................   19,641,238    19,641,238
                                                              -------------
    Total Short-Term Investments
    (Cost $89,215,799)                                           89,215,799
                                                              -------------

    TOTAL INVESTMENTS - 117.2%
    (Cost $413,856,663)                                         466,085,967

    Other Assets and Liabilities (net) - (17.2%)                (68,416,666)
                                                              -------------

    TOTAL NET ASSETS - 100.0%                                 $ 397,669,301
                                                              =============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

(a) All or a portion of security out on loan.

(b) Represents investment of collateral received from securities lending transactions.

FHLB - Federal Home Loan Bank

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       COMMON STOCKS - 92.2%
       AIRLINES - 0.9%
       Southwest Airlines Co..................       57,070 $     957,064
                                                            -------------
       AUTO COMPONENTS - 0.5%
       Autoliv, Inc...........................       11,825       499,015
                                                            -------------
       BANKS - 0.6%
       UCBH Holdings, Inc.....................       17,600       695,552
                                                            -------------
       BIOTECHNOLOGY - 3.0%
       Biogen Idec Inc.*......................       17,130     1,083,472
       Charles River Laboratories Intl., Inc.*       10,670       521,443
       ImClone Systems, Inc.*.................        7,450       639,136
       Invitrogen Corp.*......................       14,280     1,028,017
                                                            -------------
                                                                3,272,068
                                                            -------------
       CHEMICALS - 1.5%
       Ashland Inc............................       15,770       832,814
       Ecolab, Inc............................       24,510       776,967
                                                            -------------
                                                                1,609,781
                                                            -------------
       COMMERCIAL SERVICES & SUPPLIES - 6.6%
       Alliance Data Systems Corp.*...........       26,170     1,105,683
       ARAMARK Corp. - Class B................       25,590       735,968
       Ceridian Corp.*........................       33,450       752,625
       Education Management Corp.*............       19,840       651,942
       Gen-Probe Inc.*........................       25,135     1,189,388
       Global Payments, Inc...................       15,455       695,784
       Manor Care, Inc........................       14,600       477,128
       Manpower, Inc..........................       20,700     1,050,939
       MPS Group, Inc.*.......................       45,430       550,612
                                                            -------------
                                                                7,210,069
                                                            -------------
       COMMUNICATIONS EQUIPMENT & SERVICES - 1.5%
       Polycom, Inc.*.........................       49,480     1,108,847
       Research In Motion Ltd.*...............        8,240       563,945
                                                            -------------
                                                                1,672,792
                                                            -------------
       COMPUTERS & PERIPHERALS - 3.7%
       CDW Corp...............................       22,000     1,402,720
       Lexmark International, Inc. - Class A*.       16,560     1,598,537
       Zebra Technologies Corp. - Class A*....       12,430     1,081,410
                                                            -------------
                                                                4,082,667
                                                            -------------
       CONTAINERS & PACKAGING - 0.5%
       Ball Corp..............................        7,560       544,698
                                                            -------------
       ELECTRIC SERVICES - 0.4%
       Reliant Resources, Inc.*...............       39,980       432,983
                                                            -------------
       ELECTRONIC EQUIPMENT & INSTRUMENTS - 1.7%
       Flextronics International, Ltd.*.......       44,090       703,236
       Power-One, Inc.*.......................       51,290       563,164
       Tektronix, Inc.........................       16,610       565,072
                                                            -------------
                                                                1,831,472
                                                            -------------

       -----------------------------------------------------------------
       SECURITY                                               VALUE
       DESCRIPTION                               SHARES      (NOTE 2)
       -----------------------------------------------------------------

       ELECTRONICS - 1.1%
       Sanmina Corp.*........................      119,490 $   1,087,359
       Vishay Intertechnology, Inc.*.........        3,410        63,358
                                                           -------------
                                                               1,150,717
                                                           -------------
       ENERGY EQUIPMENT & SERVICES - 0.1%
       Kinder Morgan, Inc....................        1,580        93,678
                                                           -------------
       FINANCIALS - DIVERSIFIED - 5.6%
       Affiliated Managers Group, Inc.*......       15,235       767,387
       Capitalsource Inc.*...................       22,600       552,570
       Fiserv, Inc.*.........................       31,285     1,216,674
       Investors Financial Services Corp.....       19,430       846,759
       Legg Mason, Inc.......................       10,950       996,560
       MGIC Investment Corp..................       10,140       769,220
       T. Rowe Price Group, Inc..............       19,670       991,368
                                                           -------------
                                                               6,140,538
                                                           -------------
       FOOD & DRUG RETAILING - 1.0%
       Whole Foods Market, Inc...............       11,920     1,137,764
                                                           -------------
       FOOD PRODUCTS - 0.7%
       McCormick & Co. Inc...................       21,360       726,240
                                                           -------------
       HEALTH CARE EQUIPMENT & SUPPLIES - 4.9%
       Bard (C.R.), Inc......................       25,630     1,451,940
       Biomet, Inc...........................       24,380     1,083,447
       Henry Schein, Inc.*...................       12,645       798,405
       Inamed Corp.*.........................       16,420     1,031,997
       Zimmer Holdings, Inc.*................       11,940     1,053,108
                                                           -------------
                                                               5,418,897
                                                           -------------
       HEALTH CARE PROVIDERS & SERVICES - 2.8%
       Anthem, Inc.*.........................        9,330       835,595
       Laboratory Corporation of America
         Holdings*...........................       10,530       418,041
       Pacificare Health Systems, Inc.*......       20,970       810,700
       Varian Medical Systems, Inc.*.........       12,810     1,016,473
                                                           -------------
                                                               3,080,809
                                                           -------------
       HOTELS, RESTAURANTS & LEISURE - 5.8%
       Brunswick Corp........................       18,045       736,236
       Marriott International, Inc. - Class A       32,890     1,640,553
       Marvel Enterprises, Inc.*.............       38,200       745,664
       Ruby Tuesday, Inc.....................       17,010       466,925
       Starwood Hotels & Resorts Worldwide,
         Inc. - Class B......................       23,330     1,046,350
       Station Casinos, Inc..................       21,020     1,017,368
       Wynn Resorts Ltd.*....................       18,350       708,861
                                                           -------------
                                                               6,361,957
                                                           -------------
       HOUSEHOLD DURABLES - 0.7%
       American Standard Cos., Inc.*.........       19,875       801,161
                                                           -------------
       HOUSEHOLD PRODUCTS - 0.7%
       Clorox Company (The)..................       13,885       746,735
                                                           -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


      -------------------------------------------------------------------
      SECURITY                                                 VALUE
      DESCRIPTION                                 SHARES      (NOTE 2)
      -------------------------------------------------------------------

      INDUSTRIAL CONGLOMERATES - 3.5%
      Eaton Corp..............................       12,425 $     804,395
      Fisher Scientific Int'l., Inc.*.........       25,620     1,479,555
      Pentair, Inc............................       23,980       806,687
      PerkinElmer, Inc........................       10,020       200,801
      Rockwell Automation, Inc................       15,120       567,151
                                                            -------------
                                                                3,858,589
                                                            -------------
      INTERNET SOFTWARE & SERVICES - 6.6%
      Akamai Technologies, Inc.*..............       50,280       902,526
      Ask Jeeves, Inc.*.......................       18,670       728,690
      Check Point Software Technologies, Ltd.*       31,140       840,468
      CheckFree Corp.*........................       23,190       695,700
      CNET Networks, Inc.*....................      104,770     1,159,804
      Infospace Inc.*.........................       14,070       535,223
      Juniper Networks, Inc.*.................       49,970     1,227,763
      Sina Corp.*.............................        9,780       322,642
      VeriSign, Inc.*.........................       43,300       861,670
                                                            -------------
                                                                7,274,486
                                                            -------------
      MEDIA - 2.1%
      Interpublic Group of Cos, Inc...........       33,530       460,367
      Lamar Advertising Co. - Class A*........       18,230       790,270
      Monster Worldwide, Inc.*................       39,340     1,011,825
                                                            -------------
                                                                2,262,462
                                                            -------------
      METALS & MINING - 1.4%
      Peabody Energy Corp.....................        9,170       513,428
      Phelps Dodge Corp.*.....................       13,180     1,021,582
                                                            -------------
                                                                1,535,010
                                                            -------------
      OIL & GAS - 2.6%
      National-Oilwell, Inc.*.................       20,390       642,081
      Smith International, Inc.*..............       19,290     1,075,610
      Western Gas Resources, Inc..............        1,170        38,002
      XTO Energy, Inc.........................       37,440     1,115,338
                                                            -------------
                                                                2,871,031
                                                            -------------
      PAPER & FOREST PRODUCTS - 0.6%
      Boise Cascade Corp......................       18,390       692,200
                                                            -------------
      PERSONAL PRODUCTS - 0.7%
      Nu Skin Enterprises, Inc. - Class A.....       30,340       768,209
                                                            -------------
      PHARMACEUTICALS - 6.0%
      Caremark Rx, Inc.*......................       37,205     1,225,533
      Endo Pharmaceuticals Holdings, Inc.*....       22,780       534,191
      Eon Labs, Inc.*.........................       13,960       571,383
      IVAX Corp.*.............................       18,960       454,850
      McKesson Corp...........................       29,290     1,005,526
      Neurocrine Biosciences, Inc.*...........       12,600       653,310
      Omnicare, Inc...........................       17,630       754,740
      OSI Pharmaceuticals, Inc.*..............        7,200       507,168
      Sepracor, Inc.*.........................       15,440       816,776
                                                            -------------
                                                                6,523,477
                                                            -------------

       ------------------------------------------------------------------
       SECURITY                                                VALUE
       DESCRIPTION                                SHARES      (NOTE 2)
       ------------------------------------------------------------------

       RETAIL - SPECIALTY - 5.6%
       Chico's FAS, Inc.*.....................       24,160 $   1,091,066
       Coach, Inc.*...........................       29,685     1,341,465
       Foot Locker, Inc.......................       32,060       780,340
       PETsMART, Inc..........................       26,850       871,282
       Talbots, Inc...........................       13,510       528,917
       The Pep Boys Manny, Moe & Jack.........       29,450       746,558
       Williams-Sonoma, Inc.*.................       23,450       772,912
                                                            -------------
                                                                6,132,540
                                                            -------------
       SEMICONDUCTOR EQUIPMENT & PRODUCTS - 8.4%
       Altera Corp.*..........................       47,520     1,055,894
       Broadcom Corp. - Class A*..............       27,850     1,302,544
       Cymer, Inc.*...........................       21,350       799,344
       Formfactor Inc*........................       25,230       566,414
       Integrated Device Technology, Inc.*....       34,190       473,190
       Lam Research Corp.*....................       53,450     1,432,460
       Microchip Technology, Inc..............       31,360       989,094
       NVIDIA Corp.*..........................       44,190       905,895
       PMC-Sierra, Inc.*......................       49,460       709,751
       Silicon Laboratories, Inc.*............       21,750     1,008,113
                                                            -------------
                                                                9,242,699
                                                            -------------
       SOFTWARE - 5.2%
       ChoicePoint, Inc.*.....................       22,740     1,038,308
       Citrix Systems, Inc.*..................       67,510     1,374,504
       Cognizant Technology Solutions Corp. -
         Class A*.............................       20,140       511,757
       Mercury Interactive Corp.*.............       16,390       816,714
       Red Hat, Inc.*.........................       40,350       926,840
       Siebel Systems, Inc.*..................       91,890       981,385
                                                            -------------
                                                                5,649,508
                                                            -------------
       TELECOMMUNICATION SERVICES - DIVERSIFIED - 2.8%
       Avaya, Inc.*...........................       48,350       763,447
       Comverse Technology, Inc.*.............       59,145     1,179,351
       Corning, Inc.*.........................       84,220     1,099,913
                                                            -------------
                                                                3,042,711
                                                            -------------
       TELECOMMUNICATION SERVICES - WIRELESS - 1.2%
       NII Holdings Inc. - Class B*...........       14,770       497,601
       Western Wireless Corp. - Class A*......       28,140       813,528
                                                            -------------
                                                                1,311,129
                                                            -------------
       TRANSPORTATION - 1.2%
       Expeditors International of Washington,
         Inc..................................       16,215       801,183
       Oshkosh Truck Corp.....................        8,820       505,474
                                                            -------------
                                                                1,306,657
                                                            -------------
       Total Common Stocks
       (Cost $93,715,957)                                     100,937,365
                                                            -------------

                       See notes to financial statements

MET INVESTORS SERIES TRUST
TURNER MID-CAP GROWTH PORTFOLIO

PORTFOLIO OF INVESTMENTS - CONTINUED
JUNE 30, 2004 (UNAUDITED)
(PERCENTAGE OF NET ASSETS)


                                                             ------------
       ------------------------------------------------------------------
       SECURITY                                      PAR        VALUE
       DESCRIPTION                                  AMOUNT     (NOTE 2)
       ------------------------------------------------------------------

       SHORT-TERM INVESTMENTS - 7.1%
       State Street Bank & Trust Co., Repurchase
         Agreement, dated 06/30/04 at 0.15% to be
         repurchased at $7,800,033 on 07/01/04
         collateralized by $8,060,000 FNMA
         2.625% due 11/15/06 with a value of
         $7,957,993 (Cost $7,800,000)............ $7,800,000 $  7,800,000
                                                             ------------

       TOTAL INVESTMENTS - 99.3%
       (Cost $101,515,957)                                    108,737,365

       Other Assets and Liabilities (net) - 0.7%                  741,422
                                                             ------------

       TOTAL NET ASSETS - 100.0%                             $109,478,787
                                                             ============

PORTFOLIO FOOTNOTES:

* Non-income producing security.

FNMA - Federal National Mortgage Association

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2004 (UNAUDITED)


                                                                                                           Met/AIM
                                                                                                     Mid Cap Core Equity
                                                                                                          Portfolio
                                                                                                     -------------------
ASSETS
   Investments, at value (Note 2)*                                                                          $260,329,406
   Repurchase Agreement                                                                                       17,429,000
   Cash                                                                                                              268
   Cash denominated in foreign currencies**                                                                           32
   Receivable for investments sold                                                                                    --
   Receivable for Trust shares sold                                                                              455,601
   Dividends receivable                                                                                          210,179
   Interest receivable                                                                                               629
   Net variation margin on financial futures contracts (Note 7)                                                       --
   Other assets                                                                                                    8,514
                                                                                                     -------------------
      Total assets                                                                                           278,433,629
                                                                                                     -------------------
LIABILITIES
   Payables for:
      Investments purchased                                                                                           --
      When-issued / delayed delivery investments (Note 2)                                                             --
      Trust shares redeemed                                                                                      226,977
      Net variation margin on financial futures contracts (Note 7)                                                    --
      Outstanding written options+ (Note 9)                                                                           --
      Distribution and services fees--Class B                                                                     43,810
      Distribution and services fees--Class E                                                                      3,404
      Collateral on securities on loan                                                                        18,939,536
      Investment advisory fee payable (Note 3)                                                                   148,567
      Administration fee payable                                                                                   9,827
      Custodian and accounting fees payable                                                                       13,521
   Accrued expenses                                                                                               33,414
                                                                                                     -------------------
      Total liabilities                                                                                       19,419,056
                                                                                                     -------------------
NET ASSETS                                                                                                  $259,014,573
                                                                                                     ===================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                          $211,537,423
   Accumulated net realized gain (loss)                                                                       25,465,716
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and
    foreign currency                                                                                          22,022,039
   Undistributed (distributions in excess of) net investment income                                              (10,605)
                                                                                                     -------------------
      Total                                                                                                 $259,014,573
                                                                                                     ===================
NET ASSETS
   Class A                                                                                                  $  7,828,335
                                                                                                     ===================
   Class B                                                                                                   222,374,248
                                                                                                     ===================
   Class E                                                                                                    28,811,990
                                                                                                     ===================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                       584,757
                                                                                                     ===================
   Class B                                                                                                    16,677,292
                                                                                                     ===================
   Class E                                                                                                     2,155,373
                                                                                                     ===================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                                  $      13.39
                                                                                                     ===================
   Class B                                                                                                         13.33
                                                                                                     ===================
   Class E                                                                                                         13.37
                                                                                                     ===================

--------------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                        $238,307,367
**Cost of cash denominated in foreign currencies                                                                      32
+Cost of written options                                                                                              --

                                                                                                         Met/AIM
                                                                                                     Small Cap Growth
                                                                                                        Portfolio
                                                                                                     ----------------
ASSETS
   Investments, at value (Note 2)*                                                                       $480,446,248
   Repurchase Agreement                                                                                    28,727,000
   Cash                                                                                                           216
   Cash denominated in foreign currencies**                                                                        --
   Receivable for investments sold                                                                            940,618
   Receivable for Trust shares sold                                                                           413,171
   Dividends receivable                                                                                        28,933
   Interest receivable                                                                                          1,037
   Net variation margin on financial futures contracts (Note 7)                                                26,950
   Other assets                                                                                                13,284
                                                                                                     ----------------
      Total assets                                                                                        510,597,457
                                                                                                     ----------------
LIABILITIES
   Payables for:
      Investments purchased                                                                                 1,606,727
      When-issued / delayed delivery investments (Note 2)                                                          --
      Trust shares redeemed                                                                                    32,013
      Net variation margin on financial futures contracts (Note 7)                                                 --
      Outstanding written options+ (Note 9)                                                                    45,580
      Distribution and services fees--Class B                                                                  75,974
      Distribution and services fees--Class E                                                                   1,329
      Collateral on securities on loan                                                                     99,753,495
      Investment advisory fee payable (Note 3)                                                                313,761
      Administration fee payable                                                                               12,696
      Custodian and accounting fees payable                                                                    32,766
   Accrued expenses                                                                                            37,184
                                                                                                     ----------------
      Total liabilities                                                                                   101,911,525
                                                                                                     ----------------
NET ASSETS                                                                                               $408,685,932
                                                                                                     ================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                       $356,144,191
   Accumulated net realized gain (loss)                                                                     3,120,878
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and
    foreign currency                                                                                       50,963,048
   Undistributed (distributions in excess of) net investment income                                        (1,542,185)
                                                                                                     ----------------
      Total                                                                                              $408,685,932
                                                                                                     ================
NET ASSETS
   Class A                                                                                               $  7,227,520
                                                                                                     ================
   Class B                                                                                                390,500,832
                                                                                                     ================
   Class E                                                                                                 10,957,580
                                                                                                     ================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                    579,904
                                                                                                     ================
   Class B                                                                                                 31,548,276
                                                                                                     ================
   Class E                                                                                                    881,473
                                                                                                     ================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                               $      12.46
                                                                                                     ================
   Class B                                                                                                      12.38
                                                                                                     ================
   Class E                                                                                                      12.43
                                                                                                     ================

-----------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                     $429,632,682
**Cost of cash denominated in foreign currencies                                                                   --
+Cost of written options                                                                                       30,382

                                                                                                     Goldman Sachs
                                                                                                     Mid-Cap Value
                                                                                                       Portfolio
                                                                                                     -------------
ASSETS
   Investments, at value (Note 2)*                                                                    $116,456,645
   Repurchase Agreement                                                                                  4,196,000
   Cash                                                                                                    270,003
   Cash denominated in foreign currencies**                                                                     --
   Receivable for investments sold                                                                       1,381,217
   Receivable for Trust shares sold                                                                        281,415
   Dividends receivable                                                                                    154,199
   Interest receivable                                                                                          12
   Net variation margin on financial futures contracts (Note 7)                                                 --
   Other assets                                                                                              3,773
                                                                                                     -------------
      Total assets                                                                                     122,743,264
                                                                                                     -------------
LIABILITIES
   Payables for:
      Investments purchased                                                                              1,131,231
      When-issued / delayed delivery investments (Note 2)                                                       --
      Trust shares redeemed                                                                                     --
      Net variation margin on financial futures contracts (Note 7)                                              --
      Outstanding written options+ (Note 9)                                                                     --
      Distribution and services fees--Class B                                                               22,869
      Distribution and services fees--Class E                                                                   --
      Collateral on securities on loan                                                                          --
      Investment advisory fee payable (Note 3)                                                              74,124
      Administration fee payable                                                                             3,388
      Custodian and accounting fees payable                                                                  8,469
   Accrued expenses                                                                                         13,902
                                                                                                     -------------
      Total liabilities                                                                                  1,253,983
                                                                                                     -------------
NET ASSETS                                                                                            $121,489,281
                                                                                                     =============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                                    $112,420,025
   Accumulated net realized gain (loss)                                                                    651,603
   Unrealized appreciation (depreciation) on investments, futures contracts, options contracts and
    foreign currency                                                                                     8,348,093
   Undistributed (distributions in excess of) net investment income                                         69,560
                                                                                                     -------------
      Total                                                                                           $121,489,281
                                                                                                     =============
NET ASSETS
   Class A                                                                                            $  2,644,460
                                                                                                     =============
   Class B                                                                                             118,844,821
                                                                                                     =============
   Class E                                                                                                      --
                                                                                                     =============
CAPITAL SHARES OUTSTANDING
   Class A                                                                                                 249,000
                                                                                                     =============
   Class B                                                                                              11,190,150
                                                                                                     =============
   Class E                                                                                                      --
                                                                                                     =============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                                            $      10.62
                                                                                                     =============
   Class B                                                                                                   10.62
                                                                                                     =============
   Class E                                                                                                      --
                                                                                                     =============

------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                                  $108,108,552
**Cost of cash denominated in foreign currencies                                                                --
+Cost of written options                                                                                        --

                       See notes to financial statements

Harris Oakmark       Janus        J.P. Morgan    J.P. Morgan     Lord Abbett
International  Aggressive Growth  Quality Bond  Select Equity  America's Value
  Portfolio        Portfolio       Portfolio      Portfolio       Portfolio
-------------- -----------------  ------------  -------------  ---------------
  $698,221,724      $548,973,773  $233,439,654   $123,547,839      $16,699,696
    22,857,000                --            --      3,326,000        1,766,000
           923            63,060        12,083            913              883
       141,974                --         4,419             --               --
            --         9,065,586    31,900,054        942,519           52,935
     1,494,842           348,541        43,988             --           58,867
     1,751,777           368,827            --        102,353           26,341
            95                --     1,152,640             21           73,356
            --                --            --         10,350               --
        20,043            16,589         4,961          3,738              590
-------------- -----------------  ------------  -------------  ---------------
   724,488,378       558,836,376   266,557,799    127,933,733       18,678,668
-------------- -----------------  ------------  -------------  ---------------
     5,481,666        12,987,824       832,503      1,306,709          282,490
            --                --    89,963,877             --               --
        98,379            65,129        66,751        233,487               --
            --                --       108,969             --               --
            --                --            --             --               --
       106,693            87,398        13,324          2,114            3,461
         5,620               646            --             --               --
   117,663,480        41,375,108     5,017,598      1,325,096               --
       400,965           335,205        74,831         63,542            2,425
        18,509            16,817         6,019          4,589              369
        30,907            14,804        19,935          9,447            7,956
        36,079            32,823        26,196         20,442            8,531
-------------- -----------------  ------------  -------------  ---------------
   123,842,298        54,915,754    96,130,003      2,965,426          305,232
-------------- -----------------  ------------  -------------  ---------------
  $600,646,080      $503,920,622  $170,427,796   $124,968,307      $18,373,436
============== =================  ============  =============  ===============
  $522,096,336      $459,444,356  $159,577,121   $148,991,605      $16,769,326
     5,303,108        (4,955,729)    4,581,927    (35,848,878)          25,624
    69,787,947        50,114,089      (520,259)    10,456,649        1,395,770
     3,458,689          (682,094)    6,789,007      1,368,931          182,716
-------------- -----------------  ------------  -------------  ---------------
  $600,646,080      $503,920,622  $170,427,796   $124,968,307      $18,373,436
============== =================  ============  =============  ===============
  $ 14,974,272      $ 57,926,867  $104,071,803   $114,510,131      $        --
============== =================  ============  =============  ===============
   537,745,031       440,625,047    66,355,993     10,458,176       18,373,436
============== =================  ============  =============  ===============
    47,926,777         5,368,708            --             --               --
============== =================  ============  =============  ===============
     1,184,352         7,935,993     8,795,171      8,751,798               --
============== =================  ============  =============  ===============
    42,748,741        60,830,915     5,648,145        804,309        1,473,573
============== =================  ============  =============  ===============
     3,804,938           740,410            --             --               --
============== =================  ============  =============  ===============
  $      12.64      $       7.30  $      11.83   $      13.08      $        --
============== =================  ============  =============  ===============
         12.58              7.24         11.75          13.00            12.47
============== =================  ============  =============  ===============
         12.60              7.25            --             --               --
============== =================  ============  =============  ===============

------------------------------------------------------------------------------
  $628,449,024      $498,859,354  $233,721,927   $113,105,848      $15,303,926
       143,496                --            --             --               --
            --                --            --             --               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2004 (UNAUDITED)



                                                                                 Lord Abbett       Lord Abbett
                                                                                Bond Debenture  Growth and Income
                                                                                  Portfolio         Portfolio
                                                                                --------------  -----------------
ASSETS
   Investments, at value (Note 2)*                                              $1,272,633,301     $2,644,280,307
   Repurchase Agreement                                                             36,176,000        114,038,000
   Cash                                                                              2,102,822                853
   Cash denominated in foreign currencies**                                                 --                 --
   Receivable for investments sold                                                   8,927,879          8,978,989
   Receivable for Trust shares sold                                                  1,302,015          1,900,077
   Dividends receivable                                                                     --          2,515,340
   Interest receivable                                                              17,620,747                475
   Other assets                                                                         36,717             75,966
                                                                                --------------  -----------------
      Total assets                                                               1,338,799,481      2,771,790,007
                                                                                --------------  -----------------
LIABILITIES
   Payables for:
      Investments purchased                                                          9,844,957         15,086,523
      Trust shares redeemed                                                             70,104            986,705
      Distribution and services fees--Class B                                          178,062            273,089
      Distribution and services fees--Class E                                            3,802                 --
      Collateral on securities on loan                                             185,878,912         83,599,402
      Investment advisory fee payable (Note 3)                                         528,856          1,120,437
      Administration fee payable                                                        37,680             82,651
      Custodian and accounting fees payable                                             26,953             31,276
   Accrued expenses                                                                    110,921            152,017
                                                                                --------------  -----------------
      Total liabilities                                                            196,680,247        101,332,100
                                                                                --------------  -----------------
NET ASSETS                                                                      $1,142,119,234     $2,670,457,907
                                                                                ==============  =================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                              $1,070,555,614     $2,327,824,263
   Accumulated net realized gain (loss)                                            (20,940,775)       (30,878,235)
   Unrealized appreciation (depreciation) on investments and foreign currency       19,222,918        349,296,175
   Undistributed (distributions in excess of) net investment income                 73,281,477         24,215,704
                                                                                --------------  -----------------
      Total                                                                     $1,142,119,234     $2,670,457,907
                                                                                ==============  =================
NET ASSETS
   Class A                                                                      $  227,804,514     $1,293,571,185
                                                                                ==============  =================
   Class B                                                                         882,770,116      1,376,886,722
                                                                                ==============  =================
   Class E                                                                          31,544,604                 --
                                                                                ==============  =================
CAPITAL SHARES OUTSTANDING
   Class A                                                                          18,776,834         51,078,084
                                                                                ==============  =================
   Class B                                                                          73,289,793         54,701,063
                                                                                ==============  =================
   Class E                                                                           2,611,540                 --
                                                                                ==============  =================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                      $        12.13     $        25.33
                                                                                ==============  =================
   Class B                                                                               12.04              25.17
                                                                                ==============  =================
   Class E                                                                               12.08                 --
                                                                                ==============  =================

-------------------------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                            $1,253,410,389     $2,294,984,256
**Cost of cash denominated in foreign currencies                                            --                 --

                                                                                    Lord Abbett
                                                                                Growth Opportunities
                                                                                     Portfolio
                                                                                --------------------
ASSETS
   Investments, at value (Note 2)*                                                       $67,611,294
   Repurchase Agreement                                                                      537,000
   Cash                                                                                          627
   Cash denominated in foreign currencies**                                                       --
   Receivable for investments sold                                                         1,003,936
   Receivable for Trust shares sold                                                           21,507
   Dividends receivable                                                                        4,673
   Interest receivable                                                                            --
   Other assets                                                                                1,657
                                                                                --------------------
      Total assets                                                                        69,180,694
                                                                                --------------------
LIABILITIES
   Payables for:
      Investments purchased                                                                1,406,319
      Trust shares redeemed                                                                   50,077
      Distribution and services fees--Class B                                                  6,261
      Distribution and services fees--Class E                                                     --
      Collateral on securities on loan                                                     9,508,216
      Investment advisory fee payable (Note 3)                                                47,075
      Administration fee payable                                                               2,490
      Custodian and accounting fees payable                                                    8,103
   Accrued expenses                                                                           20,874
                                                                                --------------------
      Total liabilities                                                                   11,049,415
                                                                                --------------------
NET ASSETS                                                                               $58,131,279
                                                                                ====================
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                                       $54,212,687
   Accumulated net realized gain (loss)                                                   (2,451,948)
   Unrealized appreciation (depreciation) on investments and foreign currency              6,570,898
   Undistributed (distributions in excess of) net investment income                         (200,358)
                                                                                --------------------
      Total                                                                              $58,131,279
                                                                                ====================
NET ASSETS
   Class A                                                                               $26,717,434
                                                                                ====================
   Class B                                                                                31,413,845
                                                                                ====================
   Class E                                                                                        --
                                                                                ====================
CAPITAL SHARES OUTSTANDING
   Class A                                                                                 2,792,418
                                                                                ====================
   Class B                                                                                 3,317,875
                                                                                ====================
   Class E                                                                                        --
                                                                                ====================
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                               $      9.57
                                                                                ====================
   Class B                                                                                      9.47
                                                                                ====================
   Class E                                                                                        --
                                                                                ====================

-----------------------------------------------------------------------------------------------------
*Investments at cost, excluding Repurchase Agreement                                     $61,040,396
**Cost of cash denominated in foreign currencies                                                  --

                       See notes to financial statements

 Lord Abbett  MFS Research                Neuberger Berman     Oppenheimer
Mid-Cap Value International Money Market    Real Estate    Capital Appreciation
  Portfolio     Portfolio    Portfolio       Portfolio          Portfolio
------------- ------------- ------------  ---------------- --------------------
 $261,250,715  $591,243,044 $202,346,374      $131,011,363         $704,660,286
    4,915,000    17,526,000    9,943,000         7,001,000           39,255,000
          701           605          637               690                  986
           --       957,694           --                --                   --
      187,441            --           --           265,698            4,707,175
      106,438       779,486       79,769           752,673            1,376,168
      215,621       455,606           --           577,147              579,062
           13            73       10,315                29                  164
        7,830        16,044        6,371             4,336               23,219
------------- ------------- ------------  ---------------- --------------------
  266,683,759   610,978,552  212,386,466       139,612,936          750,602,060
------------- ------------- ------------  ---------------- --------------------
      812,390       119,148           --           409,202            6,500,339
      102,327       164,695    1,418,277                --                   --
       26,359        83,454           --            25,399              138,007
           --         1,127       41,490               302                   --
   15,095,523   101,839,532           --                --           33,459,308
      137,987       380,928       67,880            76,413              336,248
        8,160        15,509        7,126             4,562               22,790
        9,646        50,849        8,783             8,469               21,381
       21,880        39,366       18,648            13,902               45,900
------------- ------------- ------------  ---------------- --------------------
   16,214,272   102,694,608    1,562,204           538,249           40,523,973
------------- ------------- ------------  ---------------- --------------------
 $250,469,487  $508,283,944 $210,824,262      $139,074,687         $710,078,087
============= ============= ============  ================ ====================
 $193,662,097  $456,837,150 $210,828,873      $130,500,753         $634,441,695
    8,522,111     9,825,888           --         1,014,587           32,550,353
   46,287,240    39,340,377           --         6,965,436           42,535,295
    1,998,039     2,280,529       (4,611)          593,911              550,744
------------- ------------- ------------  ---------------- --------------------
 $250,469,487  $508,283,944 $210,824,262      $139,074,687         $710,078,087
============= ============= ============  ================ ====================
 $116,846,797  $ 79,256,822 $  4,480,237      $  2,931,803         $ 16,906,207
============= ============= ============  ================ ====================
  133,622,690   419,648,868  206,344,025       133,134,604          693,171,880
============= ============= ============  ================ ====================
           --     9,378,254           --         3,008,280                   --
============= ============= ============  ================ ====================
    5,986,731     7,720,089    4,480,237           283,381            1,985,594
============= ============= ============  ================ ====================
    6,894,061    40,991,679  206,351,584        12,876,747           81,913,719
============= ============= ============  ================ ====================
           --       914,841           --           290,889                   --
============= ============= ============  ================ ====================
 $      19.52  $      10.27 $       1.00      $      10.35         $       8.51
============= ============= ============  ================ ====================
        19.38         10.24         1.00             10.34                 8.46
============= ============= ============  ================ ====================
           --         10.25           --             10.34                   --
============= ============= ============  ================ ====================

-------------------------------------------------------------------------------
 $214,963,475  $551,896,787 $202,346,374      $124,045,927         $662,125,326
           --       963,056           --                --                   --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF ASSETS AND LIABILITIES

JUNE 30, 2004 (UNAUDITED)

                                                                         PIMCO Inflation     PIMCO           PIMCO
                                                                         Protected Bond  PEA Innovation   Total Return
                                                                            Portfolio      Portfolio       Portfolio
                                                                         --------------- --------------  --------------
ASSETS
   Investments, at value (Note 2)*                                        $1,293,973,302   $227,046,441  $1,452,920,620
   Repurchase Agreement                                                        2,784,000      7,055,000       3,493,000
   Cash                                                                              395            475           9,439
   Cash denominated in foreign currencies**                                        9,689             --       8,617,559
   Receivable for investments sold                                            14,043,109      2,984,010     334,395,696
   Receivable for Trust shares sold                                            1,015,870        565,685       1,751,374
   Dividends receivable                                                               --         24,416              --
   Interest receivable                                                         1,613,164             29       5,836,625
   Net variation margin on financial futures contracts (Note 7)                   15,813             --       4,598,500
   Open swap contracts at fair value (Note 10)                                 2,090,396             --              --
   Unrealized appreciation on forward currency contracts (Note 8)                  5,353             --         116,796
   Other assets                                                                   20,535          6,121          41,080
                                                                         --------------- --------------  --------------
     Total assets                                                          1,315,571,626    237,682,177   1,811,780,689
                                                                         --------------- --------------  --------------
LIABILITIES
   Due to bank                                                                        --             --              --
   Payables for:
     Investments purchased                                                   672,949,992      7,652,836       1,407,601
     When-issued / delayed delivery investments (Note 2)                              --             --     262,489,941
     Trust shares redeemed                                                            75         68,758         203,849
     Securities sold short, at value (Note 2)+                                14,215,042             --     223,431,623
     Open swap contracts at fair value (Note 10)                                      --             --       7,989,194
     Unrealized depreciation on forward currency contracts (Note 8)                   --             --              --
     Outstanding written options++ (Note 9)                                       17,128             --         797,132
     Distribution and services fees - Class B                                    124,357         23,276         194,263
     Distribution and services fees - Class E                                         --          2,587          17,302
     Collateral on securities on loan                                                 --     41,303,627              --
     Interest payable swap position                                                   --             --         585,268
     Investment advisory fee payable (Note 3)                                    248,837        203,644         529,944
     Administration fee payable                                                   19,060          6,811          42,917
     Custodian and accounting fees payable                                         7,987         19,681          42,375
   Accrued expenses                                                               20,463         28,721         100,590
                                                                         --------------- --------------  --------------
     Total liabilities                                                       687,602,941     49,309,941     497,831,999
                                                                         --------------- --------------  --------------
NET ASSETS                                                                $  627,968,685   $188,372,236  $1,313,948,690
                                                                         =============== ==============  ==============
NET ASSETS REPRESENTED BY:
   Paid in surplus                                                        $  614,210,200   $183,728,300  $1,266,301,690
   Accumulated net realized gain (loss)                                        7,165,630      5,415,472      (9,912,924)
   Unrealized appreciation (depreciation) on investments, futures
    contracts, options contracts, swap contracts and foreign currency          5,719,650       (133,277)      3,450,627
   Undistributed (distributions in excess of) net investment income              873,205       (638,259)     54,109,297
                                                                         --------------- --------------  --------------
     Total                                                                $  627,968,685   $188,372,236  $1,313,948,690
                                                                         =============== ==============  ==============
NET ASSETS
   Class A                                                                $      279,553   $ 47,130,736  $  207,415,088
                                                                         =============== ==============  ==============
   Class B                                                                   627,689,132    119,582,497     963,241,848
                                                                         =============== ==============  ==============
   Class E                                                                            --     21,659,003     143,291,754
                                                                         =============== ==============  ==============
CAPITAL SHARES OUTSTANDING
   Class A                                                                        26,398      9,869,562      17,750,941
                                                                         =============== ==============  ==============
   Class B                                                                    59,392,249     25,247,795      83,040,918
                                                                         =============== ==============  ==============
   Class E                                                                            --      4,562,116      12,328,496
                                                                         =============== ==============  ==============
NET ASSET VALUE AND OFFERING PRICE PER SHARE
   Class A                                                                $        10.59   $       4.78  $        11.68
                                                                         =============== ==============  ==============
   Class B                                                                         10.57           4.74           11.60
                                                                         =============== ==============  ==============
   Class E                                                                            --           4.75           11.62
                                                                         =============== ==============  ==============

------------------------------------------------------------------------------------------------------------------------
* Investments at cost, excluding Repurchase Agreement                     $1,288,179,047   $227,179,718  $1,451,990,477
**Cost of cash denominated in foreign currencies                                   9,797             --       8,633,725
+ Proceeds of securities sold short                                           14,043,109             --     220,334,108
++Cost of written options                                                        560,202             --       6,049,918

                       See notes to financial statements

     Met/Putnam         Met/Putnam    Third Avenue   T. Rowe Price       Turner
Capital Opportunities    Research    Small Cap Value Mid-Cap Growth  Mid-Cap Growth
      Portfolio         Portfolio       Portfolio      Portfolio       Portfolio
---------------------  ------------  --------------- --------------  --------------
          $59,228,832  $106,471,572     $550,970,600   $465,720,967    $100,937,365
              115,000     4,184,000       50,575,000        365,000       7,800,000
                   34            --              441            230             868
                   --            --          551,373             --              --
            2,471,387     3,672,956        1,485,000      1,451,293       3,350,787
                  233        17,550          916,276        519,359         243,098
               27,745       145,412          568,268         96,357          18,714
                   25         1,877           92,544         15,815              33
                   --            --               --             --              --
                   --            --               --             --              --
                   --            --               --             --              --
                1,514         3,389           15,907         13,092           3,407
---------------------  ------------  --------------- --------------  --------------
           61,844,770   114,496,756      605,175,409    468,182,113     112,354,272
---------------------  ------------  --------------- --------------  --------------
                   --        17,273               --             --              --
            2,273,048     4,409,822        4,086,587        700,559       2,760,095
                   --            --               --             --              --
               43,255        13,215               76        183,389              --
                   --            --               --             --              --
                   --            --               --             --              --
                   --         4,742               --             --              --
                   --            --               --             --              --
                  651        17,718           93,293         60,229          20,706
                   --            --               --          2,184              --
            8,625,123     2,509,775      116,451,178     69,209,561              --
                   --            --               --             --              --
               34,901        71,020          281,111        273,286          69,151
                2,234         4,186           14,658         14,501           3,163
               17,612        15,024           12,630         21,954           8,469
               17,996        18,874           32,206         47,149          13,901
---------------------  ------------  --------------- --------------  --------------
           11,014,820     7,081,649      120,971,739     70,512,812       2,875,485
---------------------  ------------  --------------- --------------  --------------
          $50,829,950  $107,415,107     $484,203,670   $397,669,301    $109,478,787
=====================  ============  =============== ==============  ==============
          $53,897,117  $106,220,610     $386,830,701   $340,840,506    $102,569,698
           (8,286,059)   (3,375,728)       8,323,845      6,222,923        (216,912)

            5,108,126     4,269,392       87,655,590     52,229,346       7,221,408
              110,766       300,833        1,393,534     (1,623,474)        (95,407)
---------------------  ------------  --------------- --------------  --------------
          $50,829,950  $107,415,107     $484,203,670   $397,669,301    $109,478,787
=====================  ============  =============== ==============  ==============
          $47,531,979  $ 19,927,259     $  2,197,979   $ 73,713,634    $  2,593,070
=====================  ============  =============== ==============  ==============
            3,297,971    87,487,848      482,005,691    305,108,041     106,885,717
=====================  ============  =============== ==============  ==============
                   --            --               --     18,847,626              --
=====================  ============  =============== ==============  ==============
            3,765,279     2,459,732          168,977     10,720,751         249,000
=====================  ============  =============== ==============  ==============
              263,253    10,871,806       37,144,531     44,790,640      10,262,061
=====================  ============  =============== ==============  ==============
                   --            --               --      2,756,601              --
=====================  ============  =============== ==============  ==============
          $     12.62  $       8.10     $      13.01   $       6.88    $      10.41
=====================  ============  =============== ==============  ==============
                12.53          8.05            12.98           6.81           10.42
=====================  ============  =============== ==============  ==============
                   --            --               --           6.84              --
=====================  ============  =============== ==============  ==============

------------------------------------------------------------------------------------
          $54,120,706  $102,197,436     $463,312,335   $413,491,663    $ 93,715,957
                   --            --          554,535             --              --
                   --            --               --             --              --
                   --            --               --             --              --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                        Met/AIM            Met/AIM
                                                                                  Mid Cap Core Equity  Small Cap Growth
                                                                                       Portfolio          Portfolio
INVESTMENT INCOME:
    Dividends (1)                                                                         $ 1,316,813       $   148,180
    Interest (2)                                                                              150,647           165,870
                                                                                  -------------------  ----------------
       Total investment income                                                              1,467,460           314,050
                                                                                  -------------------  ----------------
EXPENSES:
    Investment advisory fee (Note 3)                                                          990,965         1,326,629
    Deferred Expense Reimbursement (Note 3)                                                   122,843            48,748
    Administration fees                                                                        30,750            32,882
    Custody and accounting fees                                                                43,544           104,092
    Distribution fee - Class B                                                                303,571           347,583
    Distribution fee - Class E                                                                 18,158             7,653
    Transfer agent fees                                                                        12,403            12,359
    Audit                                                                                      10,178            10,178
    Legal                                                                                       8,808             8,808
    Trustee fees and expenses                                                                   7,526             7,526
    Shareholder reporting                                                                       9,661             5,361
    Insurance                                                                                   2,328             2,448
    Organizational expense                                                                         --                --
    Other                                                                                         208               208
                                                                                  -------------------  ----------------
       Total expenses                                                                       1,560,943         1,914,475
       Less fees waived and expenses reimbursed by the adviser                                     --                --
       Less broker commission recapture                                                       (84,846)          (61,558)
                                                                                  -------------------  ----------------
    Net expenses                                                                            1,476,097         1,852,917
                                                                                  -------------------  ----------------
    Net investment income                                                                      (8,637)       (1,538,867)
                                                                                  -------------------  ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED
TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                         25,841,566         4,393,215
       Futures contracts                                                                           --           107,738
       Options contracts                                                                           --           196,430
       Swap contracts                                                                              --                --
       Foreign currency related transactions                                                       --                --
                                                                                  -------------------  ----------------
          Net realized gain on investments, futures contracts, options contracts, swap contracts and foreign currency related
            transactions                                                                   25,841,566         4,697,383
                                                                                  -------------------  ----------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                              28,622,011        38,922,960
          End of period                                                                    22,022,039        50,963,048
                                                                                  -------------------  ----------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                   (6,599,972)       12,040,088
                                                                                  -------------------  ----------------
    Net realized and unrealized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
       transactions                                                                        19,241,594        16,737,471
                                                                                  -------------------  ----------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                           $19,232,957       $15,198,604
                                                                                  ===================  ================

-------------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                        $     1,239       $       211
(2)Interest income includes security lending income of:                                         9,289            54,800
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                                                                                  Goldman Sachs
                                                                                  Mid-Cap Value
                                                                                   Portfolio*
INVESTMENT INCOME:
    Dividends (1)                                                                    $  228,528
    Interest (2)                                                                          1,971
                                                                                  -------------
       Total investment income                                                          230,499
                                                                                  -------------
EXPENSES:
    Investment advisory fee (Note 3)                                                    101,244
    Deferred Expense Reimbursement (Note 3)                                                  --
    Administration fees                                                                   3,388
    Custody and accounting fees                                                           8,469
    Distribution fee - Class B                                                           32,697
    Distribution fee - Class E                                                               --
    Transfer agent fees                                                                   2,403
    Audit                                                                                 4,482
    Legal                                                                                 3,417
    Trustee fees and expenses                                                             1,667
    Shareholder reporting                                                                 2,294
    Insurance                                                                               124
    Organizational expense                                                                2,490
    Other                                                                                   299
                                                                                  -------------
       Total expenses                                                                   162,974
       Less fees waived and expenses reimbursed by the adviser                           (2,035)
       Less broker commission recapture                                                      --
                                                                                  -------------
    Net expenses                                                                        160,939
                                                                                  -------------
    Net investment income                                                                69,560
                                                                                  -------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, FUTURES CONTRACTS,
OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY RELATED
TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                      651,603
       Futures contracts                                                                     --
       Options contracts                                                                     --
       Swap contracts                                                                        --
       Foreign currency related transactions                                                 --
                                                                                  -------------
          Net realized gain on investments, futures contracts, options contracts, swap contracts and foreign currency related
            transactions                                                                651,603
                                                                                  -------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                                --
          End of period                                                               8,348,093
                                                                                  -------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency              8,348,093
                                                                                  -------------
    Net realized and unrealized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
       transactions                                                                   8,999,696
                                                                                  -------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                      $9,069,256
                                                                                  =============

------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                   $    1,063
(2)Interest income includes security lending income of:                                      --
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                       See notes to financial statements

Harris Oakmark        Janus        J.P. Morgan    J.P. Morgan     Lord Abbett
International   Aggressive Growth  Quality Bond  Select Equity  America's Value
  Portfolio         Portfolio       Portfolio      Portfolio       Portfolio
--------------  -----------------  ------------  -------------  ---------------
   $ 7,756,141        $ 1,318,834   $        --    $   923,646       $  156,783
       175,201            126,877     2,977,870         26,206          106,746
--------------  -----------------  ------------  -------------  ---------------
     7,931,342          1,445,711     2,977,870        949,852          263,529
--------------  -----------------  ------------  -------------  ---------------
     1,893,528          1,436,643       448,103        399,518           42,614
        70,893            132,811        25,206             --               --
        47,204             40,626        18,780         14,719            1,240
       183,379             72,347        64,163         35,849           25,350
       498,045            427,948        77,065         12,580           16,390
        27,023                 --            --             --               --
        11,787             11,133         6,671          6,814            2,883
        11,466             10,178        10,504          9,949            9,571
         8,808              8,808         8,696          8,808            9,560
         7,525              7,526         7,526          7,526            7,434
        16,772             14,093         8,309          2,086              235
         2,951              2,768         3,076          2,111               86
            --                 --            --             --               --
           208                208           208            208              208
--------------  -----------------  ------------  -------------  ---------------
     2,779,589          2,165,089       678,307        500,168          115,571
            --                 --            --             --          (45,419)
       (74,598)           (43,003)           --        (11,792)              --
--------------  -----------------  ------------  -------------  ---------------
     2,704,991          2,122,086       678,307        488,376           70,152
--------------  -----------------  ------------  -------------  ---------------
     5,226,351           (676,375)    2,299,563        461,476          193,377
--------------  -----------------  ------------  -------------  ---------------
     5,261,590          5,334,508     1,186,203     10,579,451           53,774
            --                 --       411,107         62,837               --
            --                 --       (17,984)            --               --
            --                 --        90,390             --               --
        78,182            (62,133)           77             11               --
--------------  -----------------  ------------  -------------  ---------------
     5,339,772          5,272,375     1,669,793     10,642,299           53,774
--------------  -----------------  ------------  -------------  ---------------
    51,180,253         36,494,001     3,805,405     16,763,074          893,601
    69,787,947         50,114,089      (520,259)    10,456,649        1,395,770
--------------  -----------------  ------------  -------------  ---------------
    18,607,694         13,620,088    (4,325,664)    (6,306,425)         502,169
--------------  -----------------  ------------  -------------  ---------------
    23,947,466         18,892,463    (2,655,871)     4,335,874          555,943
--------------  -----------------  ------------  -------------  ---------------
   $29,173,817        $18,216,088   $  (356,308)   $ 4,797,350       $  749,320
==============  =================  ============  =============  ===============

--------------------------------------------------------------------------------
   $   932,114        $    90,427   $        --    $       204       $      171
       158,367             27,402         8,549            445               --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                  Lord Abbett       Lord Abbett
                                                                                 Bond Debenture  Growth and Income
                                                                                   Portfolio         Portfolio
                                                                                 --------------  -----------------
INVESTMENT INCOME:
    Dividends (1)                                                                  $  1,256,648       $ 20,213,087
    Interest (2)                                                                     35,685,400            224,661
                                                                                 --------------  -----------------
       Total investment income                                                       36,942,048         20,437,748
                                                                                 --------------  -----------------
EXPENSES:
    Investment advisory fee (Note 3)                                                  3,237,677          6,474,928
    Deferred Expense Reimbursement (Note 3)                                                  --            415,534
    Administration fees                                                                 112,162            235,336
    Custody and accounting fees                                                          97,291            117,122
    Distribution fee - Class B                                                        1,090,863          1,575,758
    Distribution fee - Class E                                                           20,912                 --
    Transfer agent fees                                                                  12,499              7,627
    Audit                                                                                10,504             10,178
    Legal                                                                                 8,808              8,808
    Trustee fees and expenses                                                             7,526              7,498
    Shareholder reporting                                                                38,293            118,919
    Insurance                                                                            12,439             39,026
    Organization expense                                                                     --                 --
    Other                                                                                   808                398
                                                                                 --------------  -----------------
       Total expenses                                                                 4,649,782          9,011,132
       Less fees waived and expenses reimbursed by the adviser                               --                 --
       Less broker commission recapture                                                      --           (102,764)
                                                                                 --------------  -----------------
    Net expenses                                                                      4,649,782          8,908,368
                                                                                 --------------  -----------------
    Net investment income                                                            32,292,266         11,529,380
                                                                                 --------------  -----------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AND FOREIGN
CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                   10,211,134         45,007,951
       Foreign currency related transactions                                                 --                176
                                                                                 --------------  -----------------
          Net realized gain on investments and foreign currency related
            transactions                                                             10,211,134         45,008,127
                                                                                 --------------  -----------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                        59,281,208        316,767,202
          End of period                                                              19,222,918        349,296,175
                                                                                 --------------  -----------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                             (40,058,290)        32,528,973
                                                                                 --------------  -----------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       swap contracts and foreign currency related transactions                     (29,847,156)        77,537,100
                                                                                 --------------  -----------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                               $  2,445,110       $ 89,066,480
                                                                                 ==============  =================

--------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                 $      2,850       $    151,404
(2)Interest income includes security lending income of:                                 139,173             66,500
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                                                                                     Lord Abbett
                                                                                 Growth Opportunities
                                                                                      Portfolio
                                                                                 --------------------
INVESTMENT INCOME:
    Dividends (1)                                                                          $   79,344
    Interest (2)                                                                               16,376
                                                                                 --------------------
       Total investment income                                                                 95,720
                                                                                 --------------------
EXPENSES:
    Investment advisory fee (Note 3)                                                          199,460
    Deferred Expense Reimbursement (Note 3)                                                        --
    Administration fees                                                                         7,895
    Custody and accounting fees                                                                23,516
    Distribution fee - Class B                                                                 36,781
    Distribution fee - Class E                                                                     --
    Transfer agent fees                                                                         6,616
    Audit                                                                                       9,948
    Legal                                                                                       8,808
    Trustee fees and expenses                                                                   7,499
    Shareholder reporting                                                                       1,249
    Insurance                                                                                   1,125
    Organization expense                                                                           --
    Other                                                                                         208
                                                                                 --------------------
       Total expenses                                                                         303,105
       Less fees waived and expenses reimbursed by the adviser                                 (9,872)
       Less broker commission recapture                                                            --
                                                                                 --------------------
    Net expenses                                                                              293,233
                                                                                 --------------------
    Net investment income                                                                    (197,513)
                                                                                 --------------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, AND FOREIGN
CURRENCY RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                          3,066,055
       Foreign currency related transactions                                                       --
                                                                                 --------------------
          Net realized gain on investments and foreign currency related
            transactions                                                                    3,066,055
                                                                                 --------------------
    Unrealized appreciation (depreciation) on investments and foreign currency
          Beginning of period                                                               7,568,257
          End of period                                                                     6,570,898
                                                                                 --------------------
    Net change in unrealized appreciation (depreciation) on investments and
       foreign currency                                                                      (997,359)
                                                                                 --------------------
    Net realized and unrealized gain (loss) on investments and foreign currency
       swap contracts and foreign currency related transactions                             2,068,696
                                                                                 --------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                       $1,871,183
                                                                                 ====================

------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                         $      563
(2)Interest income includes security lending income of:                                         4,503
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                       See notes to financial statements

                                                            Oppenheimer
 Lord Abbett  MFS Research                Neuberger Berman    Capital
Mid-Cap Value International  Money Market   Real Estate     Appreciation
  Portfolio     Portfolio     Portfolio      Portfolio*      Portfolio
------------- -------------  ------------ ----------------  ------------
  $ 1,754,583   $ 4,533,013    $       --       $  724,429  $  3,751,009
       21,641       166,551     1,015,642            5,724        85,194
------------- -------------  ------------ ----------------  ------------
    1,776,224     4,699,564     1,015,642          730,153     3,836,203
------------- -------------  ------------ ----------------  ------------
      749,556     1,327,427       375,031          107,085     2,012,375
           --       141,102            --               --       242,110
       22,888        37,241        20,254            4,562        65,538
       29,896       233,618        25,416            8,469        97,375
      144,064       326,603       228,582           36,449       825,938
           --         6,087            --              442            --
        6,872        12,503         7,207            2,403         6,893
        9,948        11,466         7,898            4,482        10,178
        8,808         8,808         8,808            3,417         8,808
        7,525         7,499         7,526            1,667         7,525
        3,879        13,011         3,249            2,294        28,179
        2,702         4,053         2,926              124         5,812
           --            --            --            2,490            --
          208           212            --              299           378
------------- -------------  ------------ ----------------  ------------
      986,346     2,129,630       686,897          174,183     3,311,109
           --            --            --           (2,877)           --
           --        (4,714)           --          (35,064)      (30,012)
------------- -------------  ------------ ----------------  ------------
      986,346     2,124,916       686,897          136,242     3,281,097
------------- -------------  ------------ ----------------  ------------
      789,878     2,574,648       328,745          593,911       555,106
------------- -------------  ------------ ----------------  ------------
    5,852,139    25,700,989            --        1,014,587    31,846,686
           --        (1,168)           --               --            --
------------- -------------  ------------ ----------------  ------------
    5,852,139    25,699,821            --        1,014,587    31,846,686
------------- -------------  ------------ ----------------  ------------
   32,994,154    43,809,369            --               --    65,608,886
   46,287,240    39,340,377            --        6,965,436    42,535,295
------------- -------------  ------------ ----------------  ------------
   13,293,086    (4,468,992)           --        6,965,436   (23,073,591)
------------- -------------  ------------ ----------------  ------------
   19,145,225    21,230,829            --        7,980,023     8,773,095
------------- -------------  ------------ ----------------  ------------
  $19,935,103   $23,805,477    $  328,745       $8,573,934  $  9,328,201
============= =============  ============ ================  ============

-------------------------------------------------------------------------
  $     4,530   $   514,647    $       --       $    2,333  $     75,644
        8,963       134,739            --               --        50,547

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF OPERATIONS

FOR THE SIX MONTHS ENDED JUNE 30, 2004 (UNAUDITED)

                                                                                          PIMCO
                                                                                        Inflation         PIMCO
                                                                                      Protected Bond  PEA Innovation
                                                                                        Portfolio       Portfolio
                                                                                      --------------  --------------
INVESTMENT INCOME:
    Dividends (1)                                                                        $        --     $   157,682
    Interest (2)                                                                           2,974,491          40,208
                                                                                      --------------  --------------
       Total investment income                                                             2,974,491         197,890
                                                                                      --------------  --------------
EXPENSES:
    Investment advisory fee (Note 3)                                                       1,244,253         738,670
    Deferred Expense Reimbursement (Note 3)                                                       --              --
    Administration fees                                                                       49,568          19,710
    Custody and accounting fees                                                               41,374          46,778
    Distribution fee - Class B                                                               620,944         105,933
    Distribution fee - Class E                                                                    --          15,064
    Transfer agent fees                                                                        6,434          12,152
    Audit                                                                                      9,598          10,178
    Legal                                                                                      9,398           8,808
    Trustee fees and expenses                                                                  7,434           7,526
    Shareholder reporting                                                                      9,364           3,097
    Insurance                                                                                  3,354           1,356
    Organizational expense                                                                        --              --
    Other                                                                                        208             208
                                                                                      --------------  --------------
       Total expenses                                                                      2,001,929         969,480
       Less fees waived and expenses reimbursed by the adviser                                    --              --
       Less broker commission recapture                                                           --        (138,347)
                                                                                      --------------  --------------
    Net expenses                                                                           2,001,929         831,133
                                                                                      --------------  --------------
    Net investment income                                                                    972,562        (633,243)
                                                                                      --------------  --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                         7,548,960       6,632,053
       Futures contracts                                                                     (41,194)             --
       Options contracts                                                                     (26,250)             --
       Swap contracts                                                                      1,379,140              --
       Foreign currency related transactions                                                  37,379              --
                                                                                      --------------  --------------
          Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
            transactions                                                                   8,898,035       6,632,053
                                                                                      --------------  --------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                              4,499,574       6,369,136
          End of period                                                                    5,719,650        (133,277)
                                                                                      --------------  --------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                   1,220,076      (6,502,413)
                                                                                      --------------  --------------
    Net realized and unrealized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
       transactions                                                                       10,118,111         129,640
                                                                                      --------------  --------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                          $11,090,673     $  (503,603)
                                                                                      ==============  ==============

----------------------------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                       $        --     $    21,470
(2)Interest income includes security lending income of:                                           --          36,030
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                                                                                         PIMCO
                                                                                      Total Return
                                                                                       Portfolio
                                                                                      ------------
INVESTMENT INCOME:
    Dividends (1)                                                                      $    17,427
    Interest (2)                                                                        15,593,286
                                                                                      ------------
       Total investment income                                                          15,610,713
                                                                                      ------------
EXPENSES:
    Investment advisory fee (Note 3)                                                     3,270,326
    Deferred Expense Reimbursement (Note 3)                                                     --
    Administration fees                                                                    128,837
    Custody and accounting fees                                                            127,121
    Distribution fee - Class B                                                           1,218,878
    Distribution fee - Class E                                                             100,219
    Transfer agent fees                                                                     13,136
    Audit                                                                                   10,503
    Legal                                                                                    8,808
    Trustee fees and expenses                                                                7,525
    Shareholder reporting                                                                   74,217
    Insurance                                                                               16,657
    Organizational expense                                                                      --
    Other                                                                                    3,036
                                                                                      ------------
       Total expenses                                                                    4,979,263
       Less fees waived and expenses reimbursed by the adviser                                  --
       Less broker commission recapture                                                         --
                                                                                      ------------
    Net expenses                                                                         4,979,263
                                                                                      ------------
    Net investment income                                                               10,631,450
                                                                                      ------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FUTURES
CONTRACTS, OPTIONS CONTRACTS, SWAP CONTRACTS AND FOREIGN CURRENCY
RELATED TRANSACTIONS
    Net realized gain (loss) on:
       Investments                                                                      (1,904,985)
       Futures contracts                                                                 3,790,601
       Options contracts                                                                   184,020
       Swap contracts                                                                     (223,875)
       Foreign currency related transactions                                                 9,436
                                                                                      ------------
          Net realized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
            transactions                                                                 1,855,197
                                                                                      ------------
    Unrealized appreciation (depreciation) on investments, futures contracts, options contracts, swap contracts and foreign currency
          Beginning of period                                                           12,175,545
          End of period                                                                  3,450,627
                                                                                      ------------
    Net change in unrealized appreciation (depreciation) on investments, futures
       contracts, options contracts, swap contracts and foreign currency                (8,724,918)
                                                                                      ------------
    Net realized and unrealized gain (loss) on investments, futures contracts, options contracts, swap contracts and foreign currency related
       transactions                                                                     (6,869,721)
                                                                                      ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                        $ 3,761,729
                                                                                      ============

---------------------------------------------------------------------------------------------------
(1)Dividend income is net of withholding taxes of:                                     $        --
(2)Interest income includes security lending income of:                                     76,543
 *For the period 5/1/2004 (commencement of operations) through 6/30/2004

                       See notes to financial statements

     Met/Putnam         Met/Putnam   Third Avenue    T. Rowe Price       Turner
Capital Opportunities    Research   Small Cap Value  Mid-Cap Growth  Mid-Cap Growth
      Portfolio         Portfolio      Portfolio       Portfolio       Portfolio*
---------------------  -----------  ---------------  --------------  --------------
          $   392,431  $   863,374      $ 3,303,185     $   660,246      $   39,936
               22,991       24,083          240,428         168,555           2,132
---------------------  -----------  ---------------  --------------  --------------
              415,422      887,457        3,543,613         828,801          42,068
---------------------  -----------  ---------------  --------------  --------------
              220,913      474,812        1,529,368       1,566,801          98,456
                   --           --               --         280,094              --
                7,418       13,736           41,071          44,521           3,163
               37,519       42,197           49,921          60,607           8,469
                3,851      121,549          503,027         443,523          29,726
                   --           --               --          10,875              --
                7,740        6,993            7,671          12,018           2,403
                9,949        9,949            9,513          10,178           4,482
                8,808        8,809            8,808           8,808           3,417
                7,526        7,525            7,526           7,526           1,667
                   --        2,627           16,244           9,852           2,294
                  856        1,466            3,055           3,736             124
                   --           --               --              --           2,490
                   76          208              208             208             298
---------------------  -----------  ---------------  --------------  --------------
              304,656      689,871        2,176,412       2,458,747         156,989
                   --      (19,410)              --              --          (5,273)
                   --      (14,745)              --         (19,735)        (14,241)
---------------------  -----------  ---------------  --------------  --------------
              304,656      655,716        2,176,412       2,439,012         137,475
---------------------  -----------  ---------------  --------------  --------------
              110,766      231,741        1,367,201      (1,610,211)        (95,407)
---------------------  -----------  ---------------  --------------  --------------
            4,162,666    7,909,549        6,270,381      26,455,675        (216,912)
                   --           --               --      (1,015,561)             --
                   --           --               --              --              --
                   --           --               --              --              --
                   --         (125)          (3,416)             --              --
---------------------  -----------  ---------------  --------------  --------------
            4,162,666    7,909,424        6,266,965      25,440,114        (216,912)
---------------------  -----------  ---------------  --------------  --------------
            6,400,725   12,227,828       52,139,186      52,431,771              --
            5,108,126    4,269,392       87,655,590      52,229,346       7,221,408
---------------------  -----------  ---------------  --------------  --------------
           (1,292,599)  (7,958,436)      35,516,404        (202,425)      7,221,408
---------------------  -----------  ---------------  --------------  --------------
            2,870,067      (49,012)      41,783,369      25,237,689       7,004,496
---------------------  -----------  ---------------  --------------  --------------
          $ 2,980,833  $   182,729      $43,150,570     $23,627,478      $6,909,089
=====================  ===========  ===============  ==============  ==============

------------------------------------------------------------------------------------
          $       138  $     3,651      $   102,814     $     6,112      $       --
                8,444        1,305           63,776          36,715              --

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                          Met/AIM                           Met/AIM
                                                Mid Cap Core Equity Portfolio     Small Cap Growth Portfolio
                                                ----------------------------      --------------------------
                                                Period Ended    Year Ended        Period Ended   Year Ended
                                                June 30, 2004  December 31,       June 30, 2004 December 31,
                                                 (Unaudited)       2003            (Unaudited)      2003
                                                ------------------------------    ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $     (8,637)  $    (78,825)      $ (1,538,867) $ (1,218,582)
   Net realized gain (loss) on investments,
       futures contracts, options contracts
       and currency related transactions          25,841,566      2,398,416          4,697,383     1,248,513
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts
       and foreign currency related
       transactions                               (6,599,972)    30,237,070         12,040,088    41,334,926
                                                ------------   ------------   -   ------------  ------------
   Net increase in net assets resulting from
       operations                                 19,232,957     32,556,661         15,198,604    41,364,857
                                                ------------   ------------   -   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --         (3,323)                --            --
     Class B                                              --             --                 --            --
     Class E                                              --            (38)                --            --
   From net realized gains
     Class A                                              --        (35,056)                --            --
     Class B                                              --     (1,640,022)                --            --
     Class E                                              --       (154,430)                --            --
                                                ------------   ------------   -   ------------  ------------
   Net decrease in net assets resulting from
       distributions                                      --     (1,832,869)                --            --
                                                ------------   ------------   -   ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                       3,666,979      3,035,428          2,271,990     5,571,606
     Class B                                      74,417,146    154,746,959        171,251,200   134,139,727
     Class E                                       7,810,570     13,507,687          3,964,855     9,321,197
   Net asset value of shares issued through
       acquisition
     Class A                                              --             --                 --            --
     Class B                                              --             --                 --            --
     Class E                                              --             --                 --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --         38,379                 --            --
     Class B                                              --      1,640,022                 --            --
     Class E                                              --        154,467                 --            --
   Cost of shares repurchased
     Class A                                        (787,024)    (3,929,539)        (1,510,864)   (8,690,614)
     Class B                                     (80,588,052)    (4,591,756)        (1,719,908)  (11,975,712)
     Class E                                        (787,746)      (574,008)        (1,975,124)   (4,130,987)
                                                ------------   ------------   -   ------------  ------------
   Net increase in net assets from capital
       share transactions                          3,731,873    164,027,639        172,282,149   124,235,217
                                                ------------   ------------   -   ------------  ------------
TOTAL INCREASE IN NET ASSETS                      22,964,830    194,751,431        187,480,753   165,600,074
   Net assets at beginning of year               236,049,743     41,298,312        221,205,179    55,605,105
                                                ------------   ------------   -   ------------  ------------
   Net assets at end of year                    $259,014,573   $236,049,743       $408,685,932  $221,205,179
                                                ============   ============   =   ============  ============
   Net assets at end of period includes
       undistributed (distributions
       in excess of) net investment income      $    (10,605)  $     (1,968)      $ (1,542,185) $     (3,318)
                                                ============   ============   =   ============  ============

* For the period 5/1/2004 (commencement of operations) through 6/30/2004

                       See notes to financial statements

     Goldman Sachs                Harris Oakmark                 Janus Aggressive
Mid-Cap Value Portfolio       International Portfolio            Growth Portfolio
------------------------    ----------------------------    ---------------------------
     Period Ended           Period Ended   Year Ended       Period Ended   Year Ended
    June 30, 2004*          June 30, 2004 December 31,      June 30, 2004 December 31,
      (Unaudited)            (Unaudited)      2003           (Unaudited)      2003
------------------------    ----------------------------    ---------------------------
     $     69,560           $  5,226,351  $    255,709      $   (676,375) $   (480,097)

          651,603              5,339,772     2,359,172         5,272,375     4,479,938

        8,348,093             18,607,694    51,536,541        13,620,088    38,621,922
     ------------       -   ------------  ------------  -   ------------  ------------
        9,069,256             29,173,817    54,151,422        18,216,088    42,621,763
     ------------       -   ------------  ------------  -   ------------  ------------
               --                     --       (72,010)               --            --
               --                     --    (2,219,746)               --            --
               --                     --      (191,391)               --            --
               --                     --       (20,578)               --            --
               --                     --      (713,780)               --            --
               --                     --       (57,951)               --            --
     ------------       -   ------------  ------------  -   ------------  ------------
               --                     --    (3,275,456)               --            --
     ------------       -   ------------  ------------  -   ------------  ------------
        2,490,000              8,503,287     8,155,873        39,717,344     3,893,275
      109,953,455            235,486,636   228,384,565       204,701,211   165,915,346
               --             25,204,829    26,534,559         1,723,234     1,904,656
               --                     --            --                --    13,480,356
               --                     --            --                --     6,029,324
               --                     --            --                --     1,825,954
               --                     --        92,588                --            --
               --                     --     2,933,526                --            --
               --                     --       249,342                --            --
               --             (2,518,209)   (6,437,137)       (4,446,271)   (4,356,693)
          (23,430)           (12,271,849)   (7,138,795)      (31,918,789)   (3,885,240)
               --             (2,934,934)   (7,824,450)         (600,111)     (453,848)
     ------------       -   ------------  ------------  -   ------------  ------------
      112,420,025            251,469,760   244,950,071       209,176,618   184,353,130
     ------------       -   ------------  ------------  -   ------------  ------------
      121,489,281            280,643,577   295,826,037       227,392,706   226,974,893
               --            320,002,503    24,176,466       276,527,916    49,553,023
     ------------       -   ------------  ------------  -   ------------  ------------
     $121,489,281           $600,646,080  $320,002,503      $503,920,622  $276,527,916
     ============       =   ============  ============  =   ============  ============
     $     69,560           $  3,458,689  $ (1,767,662)     $   (682,094) $     (5,718)
     ============       =   ============  ============  =   ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                        J.P. Morgan                     J.P. Morgan
                                                  Quality Bond Portfolio          Select Equity Portfolio
                                                --------------------------      --------------------------
                                                Period Ended   Year Ended       Period Ended   Year Ended
                                                June 30, 2004 December 31,      June 30, 2004 December 31,
                                                 (Unaudited)      2003           (Unaudited)      2003
                                                ----------------------------    ---------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income                        $  2,299,563  $  4,414,359      $    461,476  $    907,455
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        1,669,793     4,088,290        10,642,299    (1,670,452)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts and foreign
       currency related transactions              (4,325,664)   (2,044,540)       (6,306,425)   35,518,181
                                                ------------  ------------  -   ------------  ------------
   Net increase (decrease) in net assets
       resulting from operations                    (356,308)    6,458,109         4,797,350    34,755,184
                                                ------------  ------------  -   ------------  ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --    (4,650,537)               --      (660,335)
     Class B                                              --    (2,210,520)               --       (35,437)
     Class E                                              --            --                --            --
   From net realized gains
     Class A                                              --            --                --            --
     Class B                                              --            --                --            --
     Class E                                              --            --                --            --
                                                ------------  ------------  -   ------------  ------------
   Net decrease in net assets resulting from
       distributions                                      --    (6,861,057)               --      (695,772)
                                                ------------  ------------  -   ------------  ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                       1,252,396     4,996,780             7,181       222,343
     Class B                                      10,801,371    26,658,651           847,257       978,050
     Class E                                              --            --                --            --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --     4,650,537                --       660,335
     Class B                                              --     2,210,520                --        35,437
     Class E                                              --            --                --            --
   Cost of shares repurchased
     Class A                                     (12,686,357)  (29,129,302)      (12,812,587)  (18,691,034)
     Class B                                      (1,018,697)   (2,323,295)         (336,053)     (498,791)
     Class E                                              --            --                --            --
                                                ------------  ------------  -   ------------  ------------
   Net increase (decrease) in net assets
       from capital share transactions            (1,651,287)    7,063,891       (12,294,202)  (17,293,660)
                                                ------------  ------------  -   ------------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           (2,007,595)    6,660,943        (7,496,852)   16,765,752
   Net assets at beginning of year               172,435,391   165,774,448       132,465,159   115,699,407
                                                ------------  ------------  -   ------------  ------------
   Net assets at end of year                    $170,427,796  $172,435,391      $124,968,307  $132,465,159
                                                ============  ============  =   ============  ============
   Net assets at end of period includes
       undistributed (distributions
       in excess of) net investment income      $  6,789,007  $  4,615,407      $  1,368,931  $    907,455
                                                ============  ============  =   ============  ============

* For the period 5/1/2003 (commencement of operations) through 12/31/2003.

                       See notes to financial statements

       Lord Abbett                     Lord Abbett
America's Value Portfolio       Bond Debenture Portfolio
-------------------------    ------------------------------
Period Ended  Period Ended    Period Ended     Year Ended
June 30, 2004 December 31,    June 30, 2004   December 31,
 (Unaudited)     2003*         (Unaudited)        2003
---------------------------  -------------------------------
 $   193,377   $  122,213    $   32,292,266  $   41,262,780

      53,774       44,690        10,211,134       1,040,118

     502,169      893,601       (40,058,290)     74,061,963
 -----------   ----------    --------------  --------------
     749,320    1,060,504         2,445,110     116,364,861
 -----------   ----------    --------------  --------------
          --     (137,103)               --      (3,790,704)
          --           --                --     (11,830,812)
          --           --                --        (350,671)
          --      (70,479)               --              --
          --           --                --              --
          --           --                --              --
 -----------   ----------    --------------  --------------
          --     (207,582)               --     (15,972,187)
 -----------   ----------    --------------  --------------
          --           --        14,710,923      27,516,248
  10,231,720    8,075,711       239,290,335     517,289,685
          --           --        10,138,343      23,507,252
          --           --                --       3,790,704
          --      207,583                --      11,830,813
          --           --                --         350,671
          --           --       (23,214,080)    (33,993,683)
  (1,580,402)    (163,418)     (115,383,826)    (32,180,605)
          --           --        (1,528,441)     (4,912,701)
 -----------   ----------    --------------  --------------
   8,651,318    8,119,876       124,013,254     513,198,384
 -----------   ----------    --------------  --------------
   9,400,638    8,972,798       126,458,364     613,591,058
   8,972,798           --     1,015,660,870     402,069,812
 -----------   ----------    --------------  --------------
 $18,373,436   $8,972,798    $1,142,119,234  $1,015,660,870
 ===========   ==========    ==============  ==============

 $   182,716   $   (8,129)   $   73,281,477  $   42,154,519
 ===========   ==========    ==============  ==============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                          Lord Abbett
                                                  Growth and Income Portfolio              Lord Abbett
                                                ------------------------------      Growth Opportunities Portfolio
                                                                                    ------------------------------
                                                 Period Ended     Year Ended        Period Ended     Year Ended
                                                 June 30, 2004   December 31,       June 30, 2004   December 31,
                                                  (Unaudited)        2003            (Unaudited)        2003
                                                --------------------------------    ------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $   11,529,380  $   16,719,205       $  (197,513)   $  (272,858)
   Net realized gain (loss) on investments
       and foreign currency related
       transactions                                 45,008,127     (19,337,579)        3,066,055      3,685,583
   Net change in unrealized appreciation
       (depreciation) on investments and
       foreign currency related transactions        32,528,973     464,649,005          (997,359)     8,095,598
                                                --------------  --------------  -    -----------    -----------
   Net increase in net assets resulting from
       operations                                   89,066,480     462,030,631         1,871,183     11,508,323
                                                --------------  --------------  -    -----------    -----------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                                --     (10,764,233)               --             --
     Class B                                                --      (4,755,429)               --             --
     Class E                                                --              --                --             --
   From net realized gains
     Class A                                                --              --                --             --
     Class B                                                --              --                --             --
     Class E                                                --              --                --             --
                                                --------------  --------------  -    -----------    -----------
   Net decrease in net assets resulting from
       distributions                                        --     (15,519,662)               --             --
                                                --------------  --------------  -    -----------    -----------
CAPITAL SHARE TRANSACTIONS (NOTES 4 AND 12):
   Proceeds from shares sold
     Class A                                       165,375,752     120,935,065         1,360,306      2,360,678
     Class B                                       357,349,583     554,777,532         3,403,629      4,309,011
     Class E                                                --              --                --             --
   Net asset value of shares issued through
       acquisition
     Class A                                                --      10,764,233                --     21,444,194
     Class B                                                --       4,755,429                --      3,877,765
     Class E                                                --              --                --             --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                                --      10,764,233                --             --
     Class B                                                --       4,755,429                --             --
     Class E                                                --              --                --             --
   Cost of shares repurchased
     Class A                                       (87,579,736)   (123,176,231)       (3,197,773)    (4,075,868)
     Class B                                      (102,485,342)     (8,900,035)         (534,507)    (1,667,438)
     Class E                                                --              --                --             --
                                                --------------  --------------  -    -----------    -----------
   Net increase in net assets from capital
       share transactions                          332,660,257     574,675,655         1,031,655     26,248,342
                                                --------------  --------------  -    -----------    -----------
TOTAL INCREASE IN NET ASSETS                       421,726,737   1,021,186,624         2,902,838     37,756,665
   Net assets at beginning of year               2,248,731,170   1,227,544,546        55,228,441     17,471,776
                                                --------------  --------------  -    -----------    -----------
   Net assets at end of period                  $2,670,457,907  $2,248,731,170       $58,131,279    $55,228,441
                                                ==============  ==============  =    ===========    ===========
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $   24,215,704  $   12,686,324       $  (200,358)   $    (2,845)
                                                ==============  ==============  =    ===========    ===========

                       See notes to financial statements

                                         MFS Research
        Lord Abbett                International Portfolio
  Mid-Cap Value Portfolio        ---------------------------
-----------------------------
Period Ended    Year Ended       Period Ended    Year Ended
June 30, 2004  December 31,      June 30, 2004  December 31,
 (Unaudited)       2003           (Unaudited)       2003
-----------------------------    ----------------------------
 $    789,878  $  1,261,948       $  2,574,648  $    937,184

    5,852,139     3,153,035         25,699,821     7,670,590

   13,293,086    33,263,405         (4,468,992)   44,397,088
 ------------  ------------  -    ------------  ------------
   19,935,103    37,678,388         23,805,477    53,004,862
 ------------  ------------  -    ------------  ------------
           --      (539,103)                --      (334,144)
           --      (505,069)                --    (1,026,225)
           --            --                 --       (37,867)
           --    (1,323,324)                --            --
           --    (1,451,505)                --            --
           --            --                 --            --
 ------------  ------------  -    ------------  ------------
           --    (3,819,001)                --    (1,398,236)
 ------------  ------------  -    ------------  ------------
   23,662,871     5,212,528         15,877,953     6,925,398
   23,613,322    30,035,072        216,504,449   122,539,079
           --            --          5,059,925     4,144,092
           --            --                 --    49,225,451
           --            --                 --     1,499,021
           --            --                 --            --
           --     1,862,427                 --       334,144
           --     1,956,574                 --     1,026,225
           --            --                 --        37,867
   (6,998,240)   (7,190,245)        (7,166,476)  (11,306,194)
     (488,218)     (665,205)        (2,987,449)  (43,701,146)
           --            --         (2,929,966)     (478,727)
 ------------  ------------  -    ------------  ------------
   39,789,735    31,211,151        224,358,436   130,245,210
 ------------  ------------  -    ------------  ------------
   59,724,838    65,070,538        248,163,913   181,851,836
  190,744,649   125,674,111        260,120,031    78,268,195
 ------------  ------------  -    ------------  ------------
 $250,469,487  $190,744,649       $508,283,944  $260,120,031
 ============  ============  =    ============  ============
 $  1,998,039  $  1,208,161       $  2,280,529  $   (294,119)
 ============  ============  =    ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                   Money Market Portfolio           Neuberger Berman
                                                ----------------------------      Real Estate Portfolio
                                                                                  ---------------------
                                                Period Ended     Year Ended           Period Ended
                                                June 30, 2004   December 31,         June 30, 2004*
                                                 (Unaudited)        2003               (Unaudited)
                                                ------------------------------    ---------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $     328,745  $     754,465          $    593,911
   Net realized gain (loss) on investments
       options contracts, swap contracts and
       foreign currency related transactions               --         12,497             1,014,587
   Net change in unrealized appreciation
       (depreciation) on investments options
       contracts, swap contracts and foreign
       currency related transactions                       --             --             6,965,436
                                                -------------  -------------  -       ------------
   Net increase (decrease) in net assets
       resulting from operations                      328,745        766,962             8,573,934
                                                -------------  -------------  -       ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                          (13,917)       (22,039)                   --
     Class B                                         (314,828)      (744,923)                   --
     Class E                                               --             --                    --
   From net realized gains
     Class A                                               --             --                    --
     Class B                                               --             --                    --
     Class E                                               --             --                    --
                                                -------------  -------------  -       ------------
   Net decrease in net assets resulting from
       distributions                                 (328,745)      (766,962)                   --
                                                -------------  -------------  -       ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                        2,623,172     16,078,401             2,859,419
     Class B                                      141,692,154   (221,367,123)          125,087,556
     Class E                                               --             --             2,895,945
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                           13,917         26,703                    --
     Class B                                          314,969        744,955                    --
     Class E                                               --             --                    --
   Cost of shares repurchased
     Class A                                       (3,410,675)   (10,856,104)              (20,028)
     Class B                                     (105,075,123)  (181,235,075)             (285,276)
     Class E                                               --             --               (36,863)
                                                -------------  -------------  -       ------------
   Net increase (decrease) in net assets
       from capital share transactions             36,158,414     46,126,003           130,500,753
                                                -------------  -------------  -       ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS            36,158,414     46,126,003           139,074,687
   Net assets at beginning of year                174,665,848    128,539,845                    --
                                                -------------  -------------  -       ------------
   Net assets at end of period                  $ 210,824,262  $ 174,665,848          $139,074,687
                                                =============  =============  =       ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $      (4,611) $      (4,611)         $    593,911
                                                =============  =============  =       ============

 * For the period 5/1/2004 (commencement of operations) through 6/30/2004 ** For the period 5/1/2003 (commencement of operations) through 12/31/2003

                       See notes to financial statements

    Oppenheimer Capital                     PIMCO
   Appreciation Portfolio        Inflation Protected Bond Portfolio
-----------------------------    ----------------------------------
Period Ended    Year Ended       Period Ended      Period Ended
June 30, 2004  December 31,      June 30, 2004     December 31,
 (Unaudited)       2003           (Unaudited)         2003**
-----------------------------    ----------------------------------
$     555,106  $    (95,996)     $    972,562      $    697,403

   31,846,686     3,248,539         8,898,035         5,650,645
  (23,073,591)   77,850,960         1,220,076         4,499,574
-------------  ------------  -   ------------       ------------
    9,328,201    81,003,503        11,090,674        10,847,622
-------------  ------------  -   ------------       ------------
           --            --                --            (4,745)
           --            --                --        (1,085,411)
           --            --                --                --
           --            --                --           (23,013)
           --            --                --        (7,066,642)
           --            --                --                --
-------------  ------------  -   ------------       ------------
           --            --                --        (8,179,811)
-------------  ------------  -   ------------       ------------
   16,875,672       196,009           287,738         1,095,308
  242,278,150   348,213,281       254,058,340       367,720,499
           --            --                --                --
           --            --                --            27,758
           --            --                --         8,152,053
           --            --                --                --
     (800,704)     (673,058)       (1,175,389)           (1,021)
 (108,843,160)     (591,691)       (3,682,998)      (12,272,087)
           --            --                --                --
-------------  ------------  -   ------------       ------------
  149,509,958   347,144,541       249,487,691       364,722,510
-------------  ------------  -   ------------       ------------
  158,838,159   428,148,044       260,578,364       367,390,321
  551,239,928   123,091,884       367,390,321                --
-------------  ------------  -   ------------       ------------
$ 710,078,087  $551,239,928      $627,968,685      $367,390,321
=============  ============  =   ============       ============

$     550,744  $     (4,362)     $    873,205      $    (98,301)
=============  ============  =   ============       ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                           PIMCO                             PIMCO
                                                 PEA Innovation Portfolio           Total Return Portfolio
                                                --------------------------      ------------------------------
                                                Period Ended   Year Ended        Period Ended     Year Ended
                                                June 30, 2004 December 31,       June 30, 2004   December 31,
                                                 (Unaudited)      2003            (Unaudited)        2003
                                                ----------------------------    -------------------------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $   (633,243) $   (680,727)     $   10,631,450  $   16,440,144
   Net realized gain (loss) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                        6,632,053    19,832,646           1,855,197      17,644,491
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts, options contracts,
       swap contracts and foreign currency
       related transactions                       (6,502,413)    7,557,713          (8,724,918)      4,165,503
                                                ------------  ------------  -   --------------  --------------
   Net increase (decrease) in net assets
       resulting from operations                    (503,603)   26,709,632           3,761,729      38,250,138
                                                ------------  ------------  -   --------------  --------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --            --                  --      (2,208,989)
     Class B                                              --            --                  --      (9,374,791)
     Class E                                              --            --                  --      (1,300,818)
   From net realized gains
     Class A                                              --            --                  --      (1,814,197)
     Class B                                              --            --                  --      (8,082,307)
     Class E                                              --            --                  --      (1,079,008)
                                                ------------  ------------  -   --------------  --------------
   Net decrease in net assets resulting from
       distributions                                      --            --                  --     (23,860,110)
                                                ------------  ------------  -   --------------  --------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                      17,443,178    47,831,642          25,382,396      66,737,321
     Class B                                      60,120,608    45,140,135         202,339,307     578,544,219
     Class E                                       8,471,124    13,812,222          30,058,437      95,455,841
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --            --                  --       4,023,186
     Class B                                              --            --                  --      17,457,098
     Class E                                              --            --                  --       2,379,826
   Cost of shares repurchased
     Class A                                     (16,192,888)  (23,728,230)        (13,685,883)    (35,211,581)
     Class B                                      (6,696,885)   (9,838,939)       (135,051,403)   (140,037,920)
     Class E                                      (1,761,461)   (1,802,449)         (6,441,227)     (8,065,787)
                                                ------------  ------------  -   --------------  --------------
   Net increase (decrease) in net assets
       from capital share transactions            61,383,676    71,414,381         102,601,627     581,282,203
                                                ------------  ------------  -   --------------  --------------
TOTAL INCREASE (DECREASE) IN NET ASSETS           60,880,073    98,124,013         106,363,356     595,672,231
   Net assets at beginning of year               127,492,163    29,368,150       1,207,585,334     611,913,103
                                                ------------  ------------  -   --------------  --------------
   Net assets at end of period                  $188,372,236  $127,492,163      $1,313,948,690  $1,207,585,334
                                                ============  ============  =   ==============  ==============
   Net assets at end of period includes
       undistributed (distributions
       in excess of) net investment income      $   (638,259) $     (5,015)     $   54,109,297  $   45,031,897
                                                ============  ============  =   ==============  ==============

                       See notes to financial statements

        Met/Putnam                          Met/Putnam
Capital Opportunities Portfolio         Research Portfolio
--------------------------------    ---------------------------
Period Ended      Year Ended        Period Ended   Year Ended
June 30, 2004    December 31,       June 30, 2004 December 31,
 (Unaudited)         2003            (Unaudited)      2003
--------------------------------    ---------------------------
 $   110,766     $    31,165        $    231,741  $    400,254

   4,162,666       2,391,863           7,909,424     3,459,116

  (1,292,599)      9,804,968          (7,958,436)   15,541,523
 -----------     -----------    -   ------------  ------------
   2,980,833      12,227,996             182,729    19,400,893
 -----------     -----------    -   ------------  ------------
          --              --                  --        (6,783)
          --              --                  --            --
          --              --                  --            --
          --              --                  --            --
          --              --                  --            --
          --              --                  --            --
 -----------     -----------    -   ------------  ------------
          --              --                  --        (6,783)
 -----------     -----------    -   ------------  ------------
     295,893         271,623             101,063       374,563
     351,534         646,146          21,657,775    49,293,533
          --              --                  --            --
          --              --                  --         6,783
          --              --                  --            --
          --              --                  --            --
  (5,616,351)     (8,979,374)         (3,380,066)   (8,878,105)
    (206,364)       (371,559)        (24,976,105)   (6,814,837)
          --              --                  --            --
 -----------     -----------    -   ------------  ------------

  (5,175,288)     (8,433,164)         (6,597,333)   33,981,937
 -----------     -----------    -   ------------  ------------
  (2,194,455)      3,794,832          (6,414,604)   53,376,047
  53,024,405      49,229,573         113,829,711    60,453,664
 -----------     -----------    -   ------------  ------------
 $50,829,950     $53,024,405        $107,415,107  $113,829,711
 ===========     ===========    =   ============  ============

 $   110,766     $        --        $    300,833  $     69,092
 ===========     ===========    =   ============  ============

                       See notes to financial statements

MET INVESTORS SERIES TRUST

STATEMENTS OF CHANGES IN NET ASSETS

                                                       Third Avenue                                           Turner Mid-Cap
                                                 Small Cap Value Portfolio           T. Rowe Price           Growth Portfolio
                                                --------------------------      Mid-Cap Growth Portfolio     ----------------
                                                                              -----------------------------
                                                Period Ended   Year Ended     Period Ended    Year Ended       Period Ended
                                                June 30, 2004 December 31,    June 30, 2004  December 31,     June 30, 2004*
                                                 (Unaudited)      2003         (Unaudited)       2003          (Unaudited)
                                                ----------------------------  -----------------------------  ----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
   Net investment income (loss)                 $  1,367,201  $    693,813    $  (1,610,211) $ (1,098,670)     $    (95,407)
   Net realized gain (loss) on investments,
       futures contracts and foreign
       currency related transactions               6,266,965     3,911,471       25,440,114     7,978,194          (216,912)
   Net change in unrealized appreciation
       (depreciation) on investments,
       futures contracts and foreign
       currency related transactions              35,516,404    53,011,091         (202,425)   52,933,868         7,221,408
                                                ------------  ------------    -------------  ------------      ------------
   Net increase (decrease) in net assets
       resulting from operations                  43,150,570    57,616,375       23,627,478    59,813,392         6,909,089
                                                ------------  ------------    -------------  ------------      ------------
DISTRIBUTIONS TO SHAREHOLDERS:
   From net investment income
     Class A                                              --       (21,351)              --            --                --
     Class B                                              --      (692,095)              --            --                --
     Class E                                              --            --               --            --                --
   From net realized gains
     Class A                                              --       (36,854)              --            --                --
     Class B                                              --    (1,784,097)              --            --                --
     Class E                                              --            --               --            --                --
                                                ------------  ------------    -------------  ------------      ------------
   Net decrease in net assets resulting from
       distributions                                      --    (2,534,397)              --            --                --
                                                ------------  ------------    -------------  ------------      ------------
CAPITAL SHARE TRANSACTIONS (NOTE 4):
   Proceeds from shares sold
     Class A                                       1,166,909       880,623       39,757,339    17,278,066         2,490,000
     Class B                                     141,577,104   222,099,823      122,529,350   197,317,420       100,088,845
     Class E                                              --            --        7,280,014     7,170,861                --
   Net asset value of shares issued through
       dividend reinvestment
     Class A                                              --        58,205               --            --                --
     Class B                                              --     2,476,193               --            --                --
     Class E                                              --            --               --            --                --
   Cost of shares repurchased
     Class A                                      (5,538,731)     (551,941)      (5,295,504)   (5,220,378)               --
     Class B                                     (10,231,955)   (3,533,554)    (143,203,514)   (3,556,860)           (9,147)
     Class E                                              --            --         (358,944)     (147,755)               --
                                                ------------  ------------    -------------  ------------      ------------
   Net increase (decrease) in net assets
       from capital share transactions           126,973,327   221,429,349       20,708,741   212,841,354       102,569,698
                                                ------------  ------------    -------------  ------------      ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS          170,123,897   276,511,327       44,336,219   272,654,746       109,478,787
   Net assets at beginning of year               314,079,773    37,568,446      353,333,082    80,678,336                --
                                                ------------  ------------    -------------  ------------      ------------
   Net assets at end of period                  $484,203,670  $314,079,773    $ 397,669,301  $353,333,082      $109,478,787
                                                ============  ============    =============  ============      ============
   Net assets at end of period includes
       undistributed (distributions in
       excess of) net investment income         $  1,393,534  $     26,333    $  (1,623,474) $    (13,263)     $    (95,407)
                                                ============  ============    =============  ============      ============

* For the period 5/1/2004 (commencement of operations) through 6/30/2004

                       See notes to financial statements

                     (THIS PAGE INTENTIONALLY LEFT BLANK)

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
      MET/AIM MID CAP CORE EQUITY PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $12.33      $ 0.02 (a)     $ 1.04 (a)    $  1.06    $     --
       12/31/2003                                          9.85        0.01 (a)       2.58 (a)       2.59     (0.01)+
       01/02/2002 to 12/31/2002 (b)                       10.98        0.03 (a)      (1.15)(a)     (1.12)      0.00 +
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                            12.29          --           1.04 (a)       1.04        --
       12/31/2003                                          9.83       (0.01)(a)       2.57 (a)       2.56       -- +
       12/31/2002                                         11.02          -- (a)      (1.18)(a)     (1.18)       -- +
       10/09/2001 to 12/31/2001 (c)                       10.00          --+(a)       1.03 (a)       1.03      (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2004--(Unaudited)                            12.32        0.01 (a)       1.04 (a)       1.05        --
       12/31/2003                                          9.84          -- (a)       2.58 (a)       2.58       -- +
       04/01/2002 to 12/31/2002 (d)                       11.60        0.01 (a)      (1.76)(a)     (1.75)       -- +
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
      MET/AIM SMALL CAP GROWTH PORTFOLIO              ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $12.03      $(0.05)(a)     $ 0.48 (a)    $  0.43    $     --
       12/31/2003                                          8.65       (0.08)(a)       3.46 (a)       3.38        --
       01/02/2002 to 12/31/2002 (b)                       11.85       (0.11)(a)      (3.09)(a)     (3.20)          --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                            11.97       (0.06)(a)       0.47 (a)       0.41        --
       12/31/2003                                          8.62       (0.11)(a)       3.46 (a)       3.35        --
       12/31/2002                                         11.89       (0.08)(a)      (3.19)(a)     (3.27)        --
       10/09/2001 to 12/31/2001 (c)                       10.00       (0.02)(a)       1.91 (a)       1.89        --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2004--(Unaudited)                            12.01       (0.06)(a)       0.48 (a)       0.42        --
       12/31/2003                                          8.64       (0.10)(a)       3.47 (a)       3.37        --
       04/01/2002 to 12/31/2002 (d)                       11.54       (0.05)(a)      (2.85)(a)     (2.90)        --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
      GOLDMAN SACHS MID-CAP VALUE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
      05/01/2004 to 06/30/2004 (e) (Unaudited)           $10.00      $ 0.03 (a)     $ 0.59 (a)    $  0.62    $     --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class B
      05/01/2004 to 06/30/2004 (e) (Unaudited)            10.00        0.01 (a)       0.61 (a)       0.62        --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
      HARRIS OAKMARK INTERNATIONAL PORTFOLIO          ------------ -------------- -------------- ---------- ----------

       Class A
       6/30/04--(Unaudited)                              $11.89      $ 0.15 (a)     $ 0.60 (a)    $  0.75    $     --
       12/31/2003                                          8.89       (0.08)(a)       3.22 (a)       3.14      (0.11)
       01/02/2002 to 12/31/2002 (b)                       10.81        0.06 (a)      (1.97)(a)     (1.91)      (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class B
       6/30/04--(Unaudited)                               11.84        0.14 (a)       0.60 (a)       0.74        --
       12/31/2003                                          8.87        0.02 (a)       3.08 (a)       3.10      (0.10)
       12/31/2002                                         10.84        0.01 (a)      (1.97)(a)     (1.96)      (0.01)
       10/09/2001 to 12/31/2001 (c)                       10.00       (0.02)(a)       0.99 (a)       0.97      (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class E
       6/30/04--(Unaudited)                               11.85        0.15 (a)       0.60 (a)       0.75        --
       12/31/2003                                          8.87        0.03 (a)       3.08 (a)       3.11      (0.10)
       04/01/2002 to 12/31/2002 (d)                       10.70       (0.01)(a)      (1.81)(a)     (1.82)      (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
      JANUS AGGRESSIVE GROWTH PORTFOLIO               ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $ 7.03      $   -- (a)     $ 0.27 (a)    $  0.27    $     --
       12/31/2003                                          5.37       (0.01)(a)       1.67 (a)       1.66        --
       01/02/2002 to 12/31/2002 (b)                        7.44        0.01 (a)      (2.08)(a)     (2.07)     (0.00)+
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                             6.99       (0.01)(a)       0.26 (a)       0.25        --
       12/31/2003                                          5.37       (0.02)(a)       1.64 (a)       1.62        --
       12/31/2002                                          7.40       (0.01)(a)      (2.05)(a)     (2.06)     (0.00)+
       02/12/2001 to 12/31/2001 (f)                       10.00          --+(a)      (2.60)(a)     (2.60)        --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2004--(Unaudited)                             6.99       (0.01)(a)       0.27 (a)       0.26        --
       04/17/2003 to 12/31/2003 (g)                        5.65       (0.01)(a)       1.35 (a)       1.34        --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
      MET/AIM MID CAP CORE EQUITY PORTFOLIO           -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                         (0.10)
       01/02/2002 to 12/31/2002 (b)                       (0.01)
-------------------------------------------           -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                         (0.10)
       12/31/2002                                         (0.01)
       10/09/2001 to 12/31/2001 (c)                           --
-------------------------------------------           -------------

       Class E
       06/30/2004--(Unaudited)                                --
       12/31/2003                                         (0.10)
       04/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------------           -------------
      MET/AIM SMALL CAP GROWTH PORTFOLIO              -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                             --
       01/02/2002 to 12/31/2002 (b)                           --
-------------------------------------------           -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       12/31/2002                                             --
       10/09/2001 to 12/31/2001 (c)                           --
-------------------------------------------           -------------

       Class E
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       04/01/2002 to 12/31/2002 (d)                           --
-------------------------------------------           -------------
      GOLDMAN SACHS MID-CAP VALUE PORTFOLIO           -------------

       Class A
      05/01/2004 to 06/30/2004 (e) (Unaudited)           $    --
-------------------------------------------           -------------

       Class B
      05/01/2004 to 06/30/2004 (e) (Unaudited)                --
-------------------------------------------           -------------
      HARRIS OAKMARK INTERNATIONAL PORTFOLIO          -------------

       Class A
       6/30/04--(Unaudited)                              $    --
       12/31/2003                                         (0.03)
       01/02/2002 to 12/31/2002 (b)                           --
-------------------------------------------           -------------

       Class B
       6/30/04--(Unaudited)                                   --
       12/31/2003                                         (0.03)
       12/31/2002                                             --
       10/09/2001 to 12/31/2001 (c)                       (0.12)
-------------------------------------------           -------------

       Class E
       6/30/04--(Unaudited)                                   --
       12/31/2003                                         (0.03)
       04/01/2002 to 12/31/2002 (d)                           --
-------------------------------------------           -------------
      JANUS AGGRESSIVE GROWTH PORTFOLIO               -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                             --
       01/02/2002 to 12/31/2002 (b)                           --
-------------------------------------------           -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (f)                           --
-------------------------------------------           -------------

       Class E
       06/30/2004--(Unaudited)                                --
       04/17/2003 to 12/31/2003 (g)                           --
-------------------------------------------           -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. Thereafter, broker rebates included in expenses before reimbursement.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--10/09/2001.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO                    RATIO OF NET
                                                   RATIO OF    AVERAGE NET  RATIO OF EXPENSES INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER TO AVERAGE NET    INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE     TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    REIMBURSEMENT**   ASSETS         TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

  $     --     $13.39      8.60 %       $  7.8       0.84%*     N/A%            0.76%*(h)         0.28 %*        52.9 %
    (0.11)      12.33       26.42          4.5         0.93    0.92               0.96(h)            0.10         52.9
    (0.01)       9.85     (10.18)          4.2        0.90*    0.86*                1.64*          0.26 *         37.1
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      13.33        8.46        222.4        1.10*     N/A              1.01*(h)         (0.02)*         52.9
    (0.10)      12.29       26.03        211.8         1.19    1.19               1.15(h)          (0.08)         52.9
    (0.01)       9.83     (10.73)         32.8         1.15    1.12                  1.91              --         37.1
    (0.01)      11.02       10.26          4.5        1.15*     N/A                 7.18*         (0.06)*         18.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      13.37        8.52         28.8        0.99*     N/A              0.91*(h)          0.12 *         52.9
    (0.10)      12.32       26.35         19.8         1.09    1.08               1.07(h)            0.02         52.9
    (0.01)       9.84     (15.17)          4.3        1.05*    1.02*                1.75*          0.13 *         37.1
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

  $     --     $12.46      3.57 %       $  7.2       1.01%*     N/A%            0.98%*(h)        (0.80)%*       20.1 %
        --      12.03       39.08          6.2         1.04     N/A                  1.16          (0.78)         29.8
        --       8.65     (27.00)          6.7        1.05*    1.03*                2.10*         (0.64)*        19.50
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.38        3.43        390.5        1.27*     N/A              1.23*(h)         (1.05)*         20.1
        --      11.97       38.86        206.3         1.30     N/A                  1.36          (1.04)         29.8
        --       8.62     (27.50)         47.1         1.30    1.28                  2.32          (0.87)         19.5
        --      11.89       18.90          7.6        1.30*     N/A                 5.22*         (0.92)*          5.1
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.43        3.50         11.0        1.16*     N/A              1.13*(h)         (0.95)*         20.1
        --      12.01       39.00          8.6         1.20     N/A                  1.25          (0.94)         29.1
        --       8.64     (25.13)          1.8        1.20*    1.18*                2.23*         (0.77)*         19.5
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

  $     --     $10.62      6.20 %       $  2.6       0.95%*     N/A%               2.25%*          1.51%*        9.0 %
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      10.62        6.25        118.8        1.17*     N/A                 1.17*          0.51 *          9.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

  $     --     $12.64      6.31 %       $ 15.0       0.98%*     N/A%            0.94%*(h)          2.51 %        3.2 %
    (0.14)      11.89       35.36          8.4         1.16    1.15               1.21(h)            0.80         22.1
    (0.01)       8.89     (17.64)          4.8        1.10*    1.08*                2.49*          0.68 *         82.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.58        6.25        537.7        1.23*     N/A              1.20*(h)          2.32 *          3.2
    (0.13)      11.84       34.96        288.0         1.43    1.43               1.33(h)            0.17         22.1
    (0.01)       8.87     (18.09)         17.9         1.35    1.31                  2.64            0.15         82.0
    (0.13)      10.84        9.69          5.8        1.35*     N/A                 5.69*         (0.07)*         22.5
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.60        6.33         47.9        1.13*     N/A              1.10*(h)          2.51 *          3.2
    (0.13)      11.85       35.14         23.6         1.33    1.33               1.24(h)            0.24         22.1
    (0.01)       8.87     (16.99)          1.5        1.25*    1.22*                2.42*         (0.16)*         82.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

  $     --     $ 7.30      3.84 %       $ 57.9       0.90%*     N/A%*           0.83%*(h)        (0.09)%*       59.7 %
        --       7.03       30.91         19.9         0.89    0.89               0.90(h)          (0.09)         91.5
   (0.00)+       5.37     (27.78)          2.7         0.85    0.77                  1.43            0.11         92.7
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --       7.24        3.58        440.6        1.15*     N/A*             1.08*(h)         (0.39)*         59.7
        --       6.99       30.90        252.6         1.14    1.13               1.18(h)          (0.37)         91.5
   (0.00)+       5.34     (27.83)         46.8         1.10    1.00                  1.69          (0.18)         92.7
        --       7.40     (26.00)         15.2        1.10*     N/A                 4.03*         (0.11)*         98.4
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --       7.25        3.72          5.4        1.05*     N/A              0.98*(h)         (0.31)*         59.7
        --       6.99       23.72          4.1        1.10*    1.05*             1.04*(h)         (0.26)*         91.5
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

(d) Commencement of operations--04/01/2002.
(e) Commencement of operations--05/01/2004.
(f) Commencement of operations--02/12/2001.
(g) Commencement of operations--04/17/2003.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
       J.P. MORGAN QUALITY BOND PORTFOLIO             ------------ -------------- -------------- ---------- ----------

        Class A
        6/30/2004--(Unaudited)                           $11.85      $0.16 (a)      $(0.18)(a)    $(0.02)    $    --
        12/31/2003                                        11.87       0.33 (a)        0.14 (a)       0.47     (0.49)
        12/31/2002                                        11.41       0.55 (a)        0.47 (a)       1.02     (0.56)
        12/31/2001                                        11.19       0.64 (a)        0.13 (a)       0.77     (0.55)
        12/31/2000                                        10.67           0.75            0.42       1.17     (0.65)
        12/31/1999                                        11.02           0.46          (0.63)     (0.17)     (0.12)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

        Class B
        6/30/2004--(Unaudited)                            11.78       0.15 (a)       (0.18)(a)     (0.03)       --
        12/31/2003                                        11.82       0.30 (a)        0.14 (a)       0.44     (0.49)
        12/31/2002                                        11.40       0.48 (a)        0.50 (a)       0.98     (0.56)
        04/03/2001 to 12/31/2001 (b)                      11.52       0.39 (a)        0.04 (a)       0.43     (0.55)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
       J.P. MORGAN SELECT EQUITY PORTFOLIO            ------------ -------------- -------------- ---------- ----------

        Class A
        6/30/2004--(Unaudited)                           $12.60      $0.05 (a)      $ 0.43 (a)    $  0.48    $    --
        12/31/2003                                         9.49       0.08 (a)        3.10 (a)       3.18     (0.07)
        12/31/2002                                        12.86       0.05 (a)       (3.35)(a)     (3.30)     (0.07)
        12/31/2001                                        14.03       0.06 (a)       (0.89)(a)     (0.83)     (0.06)
        12/31/2000                                        16.11           0.06          (1.00)     (0.94)     (0.08)
        12/31/1999                                        16.07           0.07            1.45       1.52     (0.04)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

        Class B
        6/30/2004--(Unaudited)                            12.54       0.03 (a)        0.43 (a)       0.46       --
        12/31/2003                                         9.45       0.06 (a)        3.08 (a)       3.14     (0.05)
        12/31/2002                                        12.83       0.03 (a)       (3.34)(a)     (3.31)     (0.07)
        04/03/2001 to 12/31/2001 (b)                      12.35       0.03 (a)        0.79 (a)       0.82     (0.06)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
       LORD ABBETT AMERICA'S VALUE PORTFOLIO          ------------ -------------- -------------- ---------- ----------

        Class B
        6/30/2004--(Unaudited)                           $11.80      $0.18 (a)      $ 0.49 (a)    $  0.67    $    --
        05/01/2003 to 12/31/2003 (c)                      10.00       0.28 (a)        1.81 (a)       2.09     (0.19)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
       LORD ABBETT BOND DEBENTURE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

        Class A
        6/30/04--(Unaudited)                             $12.04      $0.36 (a)      $(0.27)(a)    $  0.09    $    --
        12/31/2004                                        10.24       0.73 (a)        1.27 (a)       2.00     (0.20)
        12/31/2002                                        11.22       0.77 (a)       (0.79)(a)     (0.02)     (0.96)
        12/31/2001                                        11.75       0.90 (a)       (0.48)(a)       0.42     (0.95)
        12/31/2000                                        12.48           1.00          (0.90)       0.10     (0.83)
        12/31/1999                                        12.38           0.71          (0.29)       0.42     (0.24)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

        Class B
        6/30/04--(Unaudited)                              11.97       0.34 (a)       (0.27)(a)       0.07       --
        12/31/2003                                        10.21       0.69 (a)        1.46 (a)       2.15     (0.20)
        12/31/2002                                        11.20       0.72 (a)       (0.76)(a)     (0.04)     (0.95)
        03/22/2001 to 12/31/2001 (d)                      12.03       0.64 (a)       (0.52)(a)       0.12     (0.95)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

        Class E
        6/30/04--(Unaudited)                              12.00       0.35 (a)       (0.27)(a)       0.08       --
        12/31/2003                                        10.22       0.70 (a)        1.28 (a)       1.98     (0.20)
        04/01/2002 to 12/31/2002 (e)                      11.27       0.53 (a)       (0.62)(a)     (0.09)     (0.96)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
       LORD ABBETT GROWTH AND INCOME PORTFOLIO        ------------ -------------- -------------- ---------- ----------

        Class A
        6/30/2004--(Unaudited)                           $24.41      $0.13 (a)      $ 0.79 (a)    $  0.92    $    --
        12/31/2003                                        18.86       0.23 (a)        5.56 (a)       5.79     (0.24)
        12/31/2002                                        25.05       0.21 (a)       (4.67)(a)     (4.46)     (0.21)
        12/31/2001                                        26.82       0.25 (a)       (1.80)(a)     (1.55)     (0.22)
        12/31/2000                                        24.07         --                3.26       3.26     (0.28)
        01/08/1999 to 12/31/1999 (f)                      21.60       0.27 (a)        2.20 (a)       2.47       --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

        Class B
        6/30/04--(Unaudited)                              24.29       0.10 (a)        0.78 (a)       0.88         --
        12/31/2003                                        18.78       0.18 (a)        5.54 (a)       5.72     (0.21)
        12/31/2002                                        25.01       0.17 (a)       (4.67)(a)     (4.50)     (0.21)
        03/22/2001 to 12/31/2001 (d)                      23.59       0.13 (a)        1.51 (a)       1.64     (0.22)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
       J.P. MORGAN QUALITY BOND PORTFOLIO             -------------

        Class A
        6/30/2004--(Unaudited)                           $    --
        12/31/2003                                            --
        12/31/2002                                            --
        12/31/2001                                            --
        12/31/2000                                            --
        12/31/1999                                        (0.06)
-------------------------------------------           -------------

        Class B
        6/30/2004--(Unaudited)                                --
        12/31/2003                                            --
        12/31/2002                                            --
        04/03/2001 to 12/31/2001 (b)                          --
-------------------------------------------           -------------
       J.P. MORGAN SELECT EQUITY PORTFOLIO            -------------

        Class A
        6/30/2004--(Unaudited)                           $    --
        12/31/2003                                            --
        12/31/2002                                            --
        12/31/2001                                        (0.28)
        12/31/2000                                        (1.06)
        12/31/1999                                        (1.44)
-------------------------------------------           -------------

        Class B
        6/30/2004--(Unaudited)                                --
        12/31/2003                                            --
        12/31/2002                                            --
        04/03/2001 to 12/31/2001 (b)                      (0.28)
-------------------------------------------           -------------
       LORD ABBETT AMERICA'S VALUE PORTFOLIO          -------------

        Class B
        6/30/2004--(Unaudited)                           $    --
        05/01/2003 to 12/31/2003 (c)                      (0.10)
-------------------------------------------           -------------
       LORD ABBETT BOND DEBENTURE PORTFOLIO           -------------

        Class A
        6/30/04--(Unaudited)                             $    --
        12/31/2004                                            --
        12/31/2002                                            --
        12/31/2001                                            --
        12/31/2000                                            --
        12/31/1999                                        (0.08)
-------------------------------------------           -------------

        Class B
        6/30/04--(Unaudited)                                  --
        12/31/2003                                        (0.19)
        12/31/2002                                            --
        03/22/2001 to 12/31/2001 (d)                          --
-------------------------------------------           -------------

        Class E
        6/30/04--(Unaudited)                                  --
        12/31/2003                                            --
        04/01/2002 to 12/31/2002 (e)                          --
-------------------------------------------           -------------
       LORD ABBETT GROWTH AND INCOME PORTFOLIO        -------------

        Class A
        6/30/2004--(Unaudited)                           $    --
        12/31/2003                                            --
        12/31/2002                                        (1.52)
        12/31/2001                                            --
        12/31/2000                                        (0.23)
        01/08/1999 to 12/31/1999 (f)                          --
-------------------------------------------           -------------

        Class B
        6/30/04--(Unaudited)                                  --
        12/31/2003                                            --
        12/31/2002                                        (1.52)
        03/22/2001 to 12/31/2001 (d)                          --
-------------------------------------------           -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. Thereafter, broker rebates included in expenses before reimbursement.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--04/03/2001.
(c) Commencement of operations--05/01/2003.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO                    RATIO OF NET
                                                   RATIO OF    AVERAGE NET  RATIO OF EXPENSES INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER TO AVERAGE NET    INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE     TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    REIMBURSEMENT**   ASSETS         TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $11.83     (0.17) %     $  104.1      0.70%*     N/A%              0.67%*(h)       2.77%*        341.7%
    (0.49)      11.85         4.01        115.6        0.67     N/A               0.67(h)           2.74         613.4
    (0.56)      11.87         8.94        134.9        0.60     N/A               0.71              4.63         282.5
    (0.55)      11.41         7.03        126.0        0.60     N/A               0.70              5.59         229.4
    (0.65)      11.19        11.42         93.2        0.64     N/A               0.72              6.33         221.9
    (0.18)      10.67       (1.54)         95.6        0.64     N/A               0.71              5.67         369.5
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      11.75       (0.25)         66.3       0.95*     N/A               0.92*(h)         2.51*         341.7
    (0.49)      11.78         3.78         56.8        0.92     N/A               0.91(h)           2.49         613.4
    (0.56)      11.82         8.59         30.8        0.85     N/A               0.96              4.05         282.5
    (0.55)      11.40         3.87          7.3       0.85*     N/A               0.95*            4.40*         229.4
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $13.08       3.81 %     $  114.5      0.74%*     N/A%              0.74%*          0.73%*         55.8%
    (0.07)      12.60        33.50        122.9        0.76    0.75                N/A              0.78          80.2
    (0.07)       9.49      (25.65)        108.9        0.79    0.79                N/A              0.47          63.7
    (0.34)      12.86       (6.05)        189.6        0.73     N/A                N/A              0.43          79.3
    (1.14)      14.03       (6.18)        227.4        0.75     N/A                N/A              0.39          77.6
    (1.48)      16.11         9.71        249.7        0.77     N/A                N/A              0.55         133.8
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      13.00         3.67         10.5       0.99*     N/A               0.99*            0.49*          55.8
    (0.05)      12.54        33.20          9.6        1.01    1.00                N/A              0.03          80.2
    (0.07)       9.45      (25.83)          6.8        1.05    1.05                N/A              0.25          63.7
    (0.34)      12.83         6.56          5.3       0.98*     N/A                N/A             0.28*          79.3
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $12.47       5.59 %     $   18.4      1.07%*     N/A%              1.76%*          2.95%*         11.7%
    (0.29)      11.80        21.05          9.0       1.05*     N/A               3.44*            3.78*          56.2
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $12.13       0.75 %     $  227.8      0.62%*     N/A%              0.62%*          5.90%*         18.7%
    (0.20)      12.04        19.52        234.6        0.70     N/A               0.67(h)           6.52          36.9
    (0.96)      10.24       (0.39)        202.1        0.70     N/A               0.77              7.43          45.8
    (0.95)      11.22         3.76        154.2        0.72     N/A               0.75              7.76          66.2
    (0.83)      11.75         0.87        155.2        0.85     N/A               0.86              7.78          64.9
    (0.32)      12.48         3.40        170.2        0.85     N/A               0.86              6.74          46.7
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.04         0.58        882.8       0.87*     N/A               0.87*            5.65*          18.7
    (0.39)      11.97        19.15        758.2        0.96     N/A               0.91(h)           6.11          36.9
    (0.95)      10.21       (0.57)        197.4        0.95     N/A               1.05              7.12          45.8
    (0.95)      11.20         1.17         31.8       0.95*     N/A               0.98*            7.38*          66.2
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.08         0.67         31.5       0.78*     N/A               0.78*            5.75*          18.7
    (0.20)      12.00        19.35         22.8        0.86     N/A               0.81(h)           6.10          36.9
    (0.96)      10.22    (1.03)(c)          2.5       0.85*     N/A               0.98*            7.12*          45.8
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $25.33       3.77 %     $1,293.6      0.60%*     N/A%              0.60%*(h)       1.07%*         15.0%
    (0.24)      24.41        31.06      1,167.7        0.62    0.61               0.62(h)           1.13          37.0
    (1.73)      18.86      (17.95)        890.2        0.65    0.63               0.67              0.94          55.4
    (0.22)      25.05       (5.77)      1,205.5        0.64     N/A               0.64              1.04          69.7
    (0.51)      26.82        14.68        944.6        0.70     N/A                N/A              1.32          51.7
        --      24.07        11.38        887.0       0.70*     N/A                N/A*            1.24*          70.8
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      25.17         3.62      1,376.9       0.85*     N/A               0.85*(h)         0.81*          15.0
    (0.21)      24.29        30.73      1,081.0        0.86    0.86+              0.86(h)           0.87          37.0
    (1.73)      18.78      (18.12)        337.3       0.90^    0.88               0.93              0.78          55.4
    (0.22)      25.01         6.96         98.7       0.89*     N/A               0.89*            0.72*          69.7
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

(d) Commencement of operations--03/22/2001.
(e) Commencement of operations--04/01/2002.
(f) Commencement of operations--01/08/1999.
(g) Commencement of operations--03/22/2001.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTOR SERIES TRUST

FINANCIAL HIGHLIGHTS


                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

      Class A
      6/30/04--(Unaudited)                               $ 9.24      $(0.03)(a)    $  0.36 (a)    $  0.33    $    --
      12/31/2003                                           6.78       (0.05)(a)       2.51 (a)       2.46         --
      12/31/2002                                           8.95       (0.04)(a)      (2.13)(a)     (2.17)         --
      05/01/2001 to 12/31/2001 (b)                         9.58       (0.03)(a)      (0.60)(a)     (0.63)         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      6/30/04--(Unaudited)                                 9.16       (0.04)(a)       0.35 (a)       0.31         --
      12/31/2003                                           6.75       (0.07)(a)       2.48 (a)       2.41         --
      12/31/2002                                           8.93       (0.06)(a)      (2.12)(a)     (2.18)         --
      02/12/2001 to 12/31/2001 (c)                        10.00       (0.06)(a)      (1.01)(a)     (1.07)         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     LORD ABBETT MID-CAP VALUE PORTFOLIO              ------------ -------------- -------------- ---------- ----------

      Class A
      6/30/2004--(Unaudited)                             $17.80      $ 0.08 (a)    $  1.64 (a)    $  1.72    $    --
      12/31/2003                                          14.41        0.15 (a)       3.62 (a)       3.77     (0.11)
      12/31/2002                                          16.64        0.16 (a)      (1.71)(a)     (1.55)     (0.07)
      12/31/2001                                          16.92        0.14 (a)       1.14 (a)       1.28     (0.08)
      12/31/2000                                          11.17            0.08           5.79       5.87     (0.04)
      12/31/1999                                          10.58            0.04           0.56       0.60     (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      6/30/2004--(Unaudited)                              17.70        0.06 (a)       1.62 (a)       1.68         --
      12/31/2003                                          14.35        0.11 (a)       3.61 (a)       3.72     (0.10)
      12/31/2002                                          16.62        0.13 (a)      (1.72)(a)     (1.59)     (0.07)
      04/03/2001 to 12/31/2001 (d)                        16.41        0.08 (a)       1.69 (a)       1.77     (0.08)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     MFS RESEARCH INTERNATIONAL PORTFOLIO             ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $ 9.81      $ 0.08 (a)    $  0.38 (a)    $  0.46    $    --
      12/31/2003                                           7.49        0.06 (a)       2.34 (a)       2.40     (0.08)
      12/31/2002                                           8.48        0.06 (a)      (1.04)(a)     (0.98)     (0.01)
      05/01/2001 to 12/31/2001 (b)                         9.55       (0.01)(a)      (1.04)(a)     (1.05)     (0.02)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                              9.79        0.07 (a)       0.38 (a)       0.45         --
      12/31/2003                                           7.47        0.05 (a)       2.33 (a)       2.38     (0.06)
      12/31/2002                                           8.48        0.03 (a)      (1.03)(a)     (1.00)     (0.01)
      02/12/2001 to 12/31/2001 (c)                        10.00        0.01 (a)      (1.52)(a)     (1.51)     (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class E
      06/30/2004--(Unaudited)                              9.80        0.08 (a)       0.37 (a)       0.45         --
      12/31/2003                                           7.48        0.05 (a)       2.34 (a)       2.39     (0.07)
      12/31/2002                                           8.48        0.03 (a)      (1.02)(a)     (0.99)     (0.01)
      10/31/2001 to 12/31/2001 (e)                         8.15       (0.01)(a)       0.35 (a)       0.34     (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     MONEY MARKET PORTFOLIO                           ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $ 1.00      $       --    $        --    $    --    $    --
      12/31/2003                                           1.00        0.01 (a)      (0.01)(a)         --         --
      01/02/2002 to 12/31/2002 (e)                         1.00        0.02 (a)     (0.01)+(a)       0.01     (0.01)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                              1.00              --             --         --         --
      12/31/2003                                           1.00              --             --         --         --
      12/31/2002                                           1.00        0.01 (a)       -- + (a)       0.01     (0.01)
      02/12/2001 to 12/31/2001 (f)                         1.00        0.03 (a)       -- + (a)       0.03     (0.03)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     NEUBERGER BERMAN REAL ESTATE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

      Class A
      05/01/2004 to 06/30/2004 (g) (Unaudited)           $10.00      $ 0.05 (a)    $  0.30 (a)    $  0.35    $    --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      05/01/2004 to 06/30/2004 (g) (Unaudited)            10.00        0.07 (a)       0.27 (a)       0.34         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class E
      05/01/2004 to 06/30/2004 (g) (Unaudited)            10.00        0.07 (a)       0.27 (a)       0.34         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO       -------------

      Class A
      6/30/04--(Unaudited)                               $    --
      12/31/2003                                              --
      12/31/2002                                              --
      05/01/2001 to 12/31/2001 (b)                            --
-------------------------------------------           -------------

      Class B
      6/30/04--(Unaudited)                                    --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (c)                            --
-------------------------------------------           -------------
     LORD ABBETT MID-CAP VALUE PORTFOLIO              -------------

      Class A
      6/30/2004--(Unaudited)                             $    --
      12/31/2003                                          (0.27)
      12/31/2002                                          (0.61)
      12/31/2001                                          (1.48)
      12/31/2000                                          (0.08)
      12/31/1999                                              --
-------------------------------------------           -------------

      Class B
      6/30/2004--(Unaudited)                                  --
      12/31/2003                                          (0.27)
      12/31/2002                                          (0.61)
      04/03/2001 to 12/31/2001 (d)                        (1.48)
-------------------------------------------           -------------
     MFS RESEARCH INTERNATIONAL PORTFOLIO             -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                              --
      12/31/2002                                              --
      05/01/2001 to 12/31/2001 (b)                            --
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (c)                            --
-------------------------------------------           -------------

      Class E
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      10/31/2001 to 12/31/2001 (e)                            --
-------------------------------------------           -------------
     MONEY MARKET PORTFOLIO                           -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                              --
      01/02/2002 to 12/31/2002 (e)                            --
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (f)                            --
-------------------------------------------           -------------
     NEUBERGER BERMAN REAL ESTATE PORTFOLIO           -------------

      Class A
      05/01/2004 to 06/30/2004 (g) (Unaudited)           $    --
-------------------------------------------           -------------

      Class B
      05/01/2004 to 06/30/2004 (g) (Unaudited)                --
-------------------------------------------           -------------

      Class E
      05/01/2004 to 06/30/2004 (g) (Unaudited)                --
-------------------------------------------           -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. Thereafter, broker rebates included in expenses before reimbursement.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--05/01/2001.
(c) Commencement of operations--02/12/2001.

                       See notes to financial statements

                                                                RATIO OF
                                                                EXPENSES TO                    RATIO OF NET
                                                    RATIO OF    AVERAGE NET  RATIO OF EXPENSES INVESTMENT
              NET ASSET              NET ASSETS END EXPENSES TO ASSETS AFTER TO AVERAGE NET    INCOME (LOSS)
TOTAL         VALUE END              OF PERIOD      AVERAGE NET BROKER       ASSETS BEFORE     TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS)  ASSETS**    REBATES**    REIMBURSEMENT**   ASSETS         TURNOVER RATE
------------- --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $ 9.57      3.46 %        $ 26.7       0.90%*         N/A%    0.93%*               (0.56)%*        43.5%
        --       9.24       36.43          27.6         0.90         N/A     1.04                   (0.57)        119.0
        --       6.78     (24.25)           3.8         0.85         N/A     1.69                   (0.52)         89.6
        --       8.95      (6.58)           0.9        0.85*         N/A     5.19*                 (0.54)*         89.1
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

        --       9.47        3.38          31.4        1.15*         N/A     1.18*                 (0.81)*         43.5
        --       9.16       35.70          27.6         1.14         N/A     1.39                   (0.83)        119.0
        --       6.75     (24.41)          13.7         1.10         N/A     1.98                   (0.77)         89.6
        --       8.93     (10.70)           8.4        1.10*         N/A     5.44*                 (0.78)*         89.1
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $19.52      9.66 %        $116.8       0.78%*         N/A%    0.78%*                0.88 %*         9.8%
    (0.38)      17.80       26.15          90.8         0.83         N/A     0.82(h)                  0.98         18.8
    (0.68)      14.41      (9.31)          74.0         0.89        0.89     0.90                     1.04         29.0
    (1.56)      16.64        8.10          75.1         0.92         N/A     0.94                     0.86         40.0
    (0.12)      16.92       52.87          60.0         1.26         N/A      N/A                     0.79         66.4
    (0.01)      11.17        5.71          29.4         1.25         N/A     1.41                     0.50         64.3
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

        --      19.38        9.49         133.6        1.03*         N/A     1.03*                   0.61*          9.8
    (0.37)      17.70       25.87         100.0         1.08         N/A+    1.06(h)                 0.73^         18.8
    (0.68)      14.35      (9.58)          51.6         1.14        1.14+    1.16                    0.83^         29.0
    (1.56)      16.62       11.33          16.9        1.15*         N/A     1.17*                   0.68*         40.0
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $10.27      4.69 %        $ 79.3       1.04%*         N/A%    0.97%*(h)             1.69 %*        48.3%
    (0.08)       9.81       32.20          67.3         1.09        1.09     1.11                     0.68         99.0
    (0.01)       7.49     (11.52)           9.4         1.00        1.00     1.86                     0.73        114.1
    (0.02)       8.48     (11.04)           3.7        1.00*         N/A*    5.08*                 (0.01)*        133.6
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

                10.24        4.60         419.6        1.30*         N/A     1.22*(h)                1.46*         48.3
    (0.06)       9.79       32.04         186.0         1.33        1.33     1.39                     0.56         99.0
    (0.01)       7.47     (11.80)          67.1         1.25        1.25     2.07                     0.34        114.1
    (0.01)       8.48     (15.14)          14.7        1.25*         N/A*    5.33*                   0.13*        133.6
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

                10.25        4.59           9.4        1.20*         N/A     1.12*(h)                1.59*         48.3
    (0.07)       9.80       32.09           6.9         1.23        1.23     1.28                     0.59         99.0
    (0.01)       7.48     (11.65)           1.8         1.15        1.15     1.82                     0.34        114.1
    (0.01)       8.48        4.22            --        1.15*         N/A*    5.23*                 (1.02)*        133.6
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $ 1.00      0.30 %        $  4.5       0.49%*         N/A%    0.49%*                0.60 %*         N/A%
        --       1.00        0.68           5.3         0.50         N/A     0.50                     0.62          N/A
    (0.01)       1.00        1.31            --         0.50         N/A     0.51                     1.57          N/A
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

        --       1.00        0.17         206.3        0.74*         N/A     0.74*                   0.34*          N/A
        --       1.00        0.43         169.4         0.74         N/A     0.74                     0.42          N/A
    (0.01)       1.00        1.09         128.5         0.75         N/A     0.86                     1.04          N/A
    (0.03)       1.00        2.82          26.5        0.75*         N/A     2.42*                   2.37*          N/A
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $10.35      3.50 %        $  2.9       0.90%*         N/A%    1.58%*                3.15 %*        17.6%
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

        --      10.34        3.40         133.1        0.89*         N/A     0.89*                   3.89*         17.6
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

        --      10.34        3.40           3.0        1.01*         N/A     1.01*                   4.32*         17.6
----------    --------- ------------ -------------- ----------- ------------ ----------------- -------------- -------------

(d) Commencement of operations--04/03/2001.
(e) Commencement of operations--10/31/2001.
(f) Commencement of operations--01/02/2002.
(g) Commencement of operations--05/01/2004.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS



                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $ 8.33      $ 0.03 (a)     $ 0.15 (a)    $  0.18    $    --
      12/31/2003                                           6.47        0.01 (a)       1.85 (a)       1.86         --
      01/02/2002 to 12/31/2002 (b)                         8.57        0.01+(a)      (2.11)(a)     (2.10)     0.00 +
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                              8.29        0.01 (a)       0.16 (a)       0.17      --
      12/31/2003                                           6.45          --           1.84 (a)       1.84      --
      12/31/2002                                           8.57          --+(a)      (2.12)(a)     (2.12)     0.00 +
      02/12/2001 to 12/31/2001 (c)                        10.00          --+(a)      (1.43)(a)     (1.43)       -- +
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $10.29      $ 0.03 (a)     $ 0.27 (a)    $  0.30    $    --
      05/01/2003 to 12/31/2003 (d)                        10.00        0.05 (a)       0.49 (a)       0.54     (0.04)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                             10.29        0.02 (a)       0.26 (a)       0.28         --
      05/01/2003 to 12/31/2003 (d)                        10.00        0.04 (a)       0.49 (a)       0.53     (0.03)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     PIMCO PEA INNOVATION PORTFOLIO                   ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $ 4.83      $(0.02)(a)     $(0.03)(a)    $(0.05)    $    --
      12/31/2003                                           3.06       (0.04)(a)       1.81 (a)       1.77         --
      12/31/2002                                           6.18       (0.04)(a)      (3.08)(a)     (3.12)         --
      05/01/2001 to 12/31/2001 (e)                         8.06       (0.04)(a)      (1.84)(a)     (1.88)         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                              4.79       (0.02)(a)      (0.03)(a)     (0.05)         --
      12/31/2003                                           3.04       (0.05)(a)       1.80 (a)       1.75         --
      12/31/2002                                           6.16       (0.04)(a)      (3.08)(a)     (3.12)         --
      02/12/2001 to 12/31/2001 (c)                        10.00       (0.06)(a)      (3.78)(a)     (3.84)         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class E
      06/30/2004--(Unaudited)                              4.80       (0.02)(a)      (0.03)(a)     (0.05)         --
      12/31/2003                                           3.05       (0.05)(a)       1.80 (a)       1.75         --
      12/31/2002                                           6.17       (0.03)(a)      (3.09)(a)     (3.12)         --
      10/31/2001 to 12/31/2001 (f)                         5.24       (0.01)(a)       0.94 (a)       0.93         --
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     PIMCO TOTAL RETURN PORTFOLIO                     ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $11.61      $ 0.11 (a)     $(0.04)(a)    $  0.07    $    --
      12/31/2003                                          11.34        0.39 (a)       0.12 (a)       0.51     (0.13)
      12/31/2002                                          10.35        0.38 (a)       0.61 (a)       0.99         --
      05/01/2001 to 12/31/2001 (e)                        10.03        0.27 (a)       0.40 (a)       0.67     (0.20)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                             11.54        0.09 (a)      (0.03)(a)       0.06         --
      12/31/2003                                          11.29        0.26 (a)       0.23 (a)       0.49     (0.13)
      12/31/2002                                          10.33        0.67 (a)       0.29 (a)       0.96         --
      02/12/2001 to 12/31/2001 (c)                        10.00        0.32 (a)       0.34 (a)       0.66     (0.18)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class E
      06/30/2004--(Unaudited)                             11.56        0.10 (a)      (0.04)(a)       0.06         --
      12/31/2003                                          11.30        0.27 (a)       0.23 (a)       0.50     (0.13)
      12/31/2002                                          10.33        0.03 (a)       0.94 (a)       0.97         --
      10/31/2001 to 12/31/2001 (f)                        10.65        0.07 (a)      (0.26)(a)     (0.19)     (0.09)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       ------------ -------------- -------------- ---------- ----------

      Class A
      06/30/2004--(Unaudited)                            $11.92      $ 0.03 (a)     $ 0.67 (a)    $  0.70    $    --
      12/31/2003                                           9.26        0.01 (a)       2.65 (a)       2.66         --
      12/31/2002                                          11.74          --+(a)      (2.47)(a)     (2.47)     (0.01)
      12/31/2001                                          14.82        0.02 (a)      (1.22)(a)     (1.20)     (0.02)
      12/31/2000                                          17.27            0.02         (1.78)     (1.76)       -- +
      12/31/1999                                          11.98            0.01           5.31       5.32     (0.03)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------

      Class B
      06/30/2004--(Unaudited)                             11.84        0.01 (a)           0.68       0.69         --
      12/31/2003                                           9.23       (2.00)(a)       4.61 (a)       2.61         --
      12/31/2002                                          11.72       (0.02)(a)      (2.46)(a)     (2.48)     (0.01)
      04/03/2001 to 12/31/2001 (g)                        12.25          --+(a)       1.35 (a)       1.35     (0.02)
-------------------------------------------           ------------ -------------- -------------- ---------- ----------


                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     OPPENHEIMER CAPITAL APPRECIATION PORTFOLIO       -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                              --
      01/02/2002 to 12/31/2002 (b)                            --
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (c)                            --
-------------------------------------------           -------------
     PIMCO INFLATION PROTECTED BOND PORTFOLIO         -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      05/01/2003 to 12/31/2003 (d)                        (0.21)
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      05/01/2003 to 12/31/2003 (d)                        (0.21)
-------------------------------------------           -------------
     PIMCO PEA INNOVATION PORTFOLIO                   -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                              --
      12/31/2002                                              --
      05/01/2001 to 12/31/2001 (e)                            --
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (c)                            --
-------------------------------------------           -------------

      Class E
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      10/31/2001 to 12/31/2001 (f)                            --
-------------------------------------------           -------------
     PIMCO TOTAL RETURN PORTFOLIO                     -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                          (0.11)
      12/31/2002                                              --
      05/01/2001 to 12/31/2001 (e)                        (0.15)
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                          (0.11)
      12/31/2002                                              --
      02/12/2001 to 12/31/2001 (c)                        (0.15)
-------------------------------------------           -------------

      Class E
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                          (0.11)
      12/31/2002                                              --
      10/31/2001 to 12/31/2001 (f)                        (0.04)
-------------------------------------------           -------------
     MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO       -------------

      Class A
      06/30/2004--(Unaudited)                            $    --
      12/31/2003                                              --
      12/31/2002                                              --
      12/31/2001                                          (1.86)
      12/31/2000                                          (0.69)
      12/31/1999                                              --
-------------------------------------------           -------------

      Class B
      06/30/2004--(Unaudited)                                 --
      12/31/2003                                              --
      12/31/2002                                              --
      04/03/2001 to 12/31/2001 (g)                        (1.86)
-------------------------------------------           -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. Thereafter, broker rebates included in expenses before reimbursement.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--01/02/2002.
(c) Commencement of operations--02/12/2001.

                       See notes to financial statements

                                                               RATIO OF
                                                               EXPENSES TO                    RATIO OF NET
                                                   RATIO OF    AVERAGE NET  RATIO OF EXPENSES INVESTMENT
              NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER TO AVERAGE NET    INCOME (LOSS)
TOTAL         VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE     TO AVERAGE NET PORTFOLIO
DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    REBATES**    REIMBURSEMENT**   ASSETS         TURNOVER RATE
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $ 8.51        2.16 %     $ 17.0       0.70%*     N/A%            0.71%*(h)         0.83 %*        39.3%
        --       8.33       28.75          0.2         0.72    0.72               0.75(h)            0.07         36.6
      0.00       6.47      (24.47)         0.7         0.75     N/A                  0.99            0.17         20.6
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --       8.46        2.05        693.1        1.00*     N/A              0.91*(h)          0.16 *         39.3
        --       8.29       28.53        551.0         0.99    0.99               0.98(h)          (0.03)         36.6
      0.00       6.45      (24.73)       122.4         1.00     N/A                  1.22          (0.02)         20.6
        --       8.57      (14.27)        26.9        1.00*     N/A                 3.21*          0.04 *         29.7
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $10.59        2.92%      $  0.3       0.54%*     N/A%*              0.54%*         0.64 %*       611.6%
    (0.25)      10.29        5.47          1.1         0.70     N/A                  0.74           0.72*        935.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      10.57        2.72        627.7        0.80*     N/A                 0.80*          0.39 *        611.6
    (0.24)      10.29        5.35        366.2        0.84*     N/A                 0.84*          0.64 *        935.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $ 4.78       (1.24)%     $ 47.1       0.92%*     N/A%               0.92%*        (0.66)%*       103.7%
        --       4.83       57.84         47.2         1.10    1.04                  1.26          (0.89)        313.0
        --       3.06      (50.49)        13.0         1.10    1.04                  1.73          (0.90)        227.2
        --       6.18      (23.33)        16.1        1.10*     N/A                 3.97*         (0.90)*        346.9
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --       4.74       (1.04)       119.6        1.16*     N/A                 1.15*         (0.91)*        103.7
        --       4.79       57.57         64.8         1.35    1.29                  1.52          (1.14)        313.0
        --       3.04      (50.65)        15.2         1.35    1.27                  1.96          (1.13)        227.2
        --       6.16      (38.40)         9.6        1.35*     N/A                 4.21*         (1.01)*        346.9
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --       4.75       (1.04)        21.6        1.07*     N/A                 1.07*         (0.80)*       103.70
        --       4.80       57.88         15.5         1.25    1.22                  1.37          (1.07)        313.0
        --       3.05      (50.57)         1.2         1.25    1.12                  1.83          (0.97)        227.2
        --       6.17       17.75           --        1.25*     N/A                 4.11*         (1.18)*        346.9
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $11.68        0.60 %     $207.4       0.56%*     N/A%              0.56 %*         1.82 %*       201.9%
    (0.24)      11.61        4.53        194.5         0.59     N/A               0.57(h)            3.33        547.1
        --      11.34        9.57        155.0         0.65     N/A               0.64(h)            3.54        479.0
    (0.35)      10.35        6.68         59.1        0.65*     N/A                 1.15*          3.76 *        346.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      11.60        0.52        963.2        0.81*     N/A                0.81 *           1.58*        201.9
    (0.24)      11.54        4.53        893.8         0.83     N/A               0.82(h)            2.29        547.1
        --      11.29        9.29        427.7         0.90     N/A               0.90(h)            3.34        479.0
    (0.33)      10.33        6.68         46.2        0.90*     N/A                 1.40*          3.48 *        346.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      11.62        0.52        143.3        0.71*     N/A                 0.71*           1.66*        201.9
    (0.24)      11.56        4.44        119.3         0.73     N/A               0.71(h)            2.29        547.1
        --      11.30        9.39         29.2         0.80     N/A               0.80(h)            3.49        479.0
    (0.13)      10.33       (1.81)         0.1        0.80*     N/A                 1.30*          3.71 *        346.0
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

   $    --     $12.62        5.87 %     $ 47.5       1.16%*     N/A%                 N/A%         0.44 %*        42.5%
        --      11.92       28.73         50.0         1.25    1.25                   N/A            0.08        231.2
    (0.01)       9.26      (21.05)        47.1         1.20    1.20                   N/A            0.01         77.6
    (1.88)      11.74       (8.42)        76.8         1.09     N/A                   N/A            0.14         79.9
    (0.69)      14.82      (10.55)        97.9         1.03     N/A                   N/A            0.17        107.1
    (0.03)      17.27       44.56        109.3         1.05     N/A                  1.09            0.11        123.5
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

        --      12.53        5.83          3.3        1.41*     N/A                   N/A          0.23 *         42.5
        --      11.84       28.28          2.9         1.50    1.50                   N/A          (0.20)        231.2
    (0.01)       9.23      (21.19)         2.1         1.47    1.47                   N/A          (0.23)         77.6
    (1.88)      11.72       10.61          0.9        1.40*     N/A                   N/A         (0.10)*         79.9
--------      --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

(d) Commencement of operations--05/01/2003.
(e) Commencement of operations--05/01/2001.
(f) Commencement of operations--10/31/2001.
(g) Commencement of operations--04/03/2001.
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

MET INVESTORS SERIES TRUST

FINANCIAL HIGHLIGHTS

                                                      NET ASSET                   NET REALIZED/             DIVIDENDS
                                                      VALUE                       UNREALIZED     TOTAL FROM FROM NET
                                                      BEGINNING OF NET INVESTMENT GAIN (LOSS) ON INVESTMENT INVESTMENT
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: PERIOD       INCOME (LOSS)  INVESTMENTS    OPERATIONS INCOME
     MET/PUTNAM RESEARCH PORTFOLIO                    ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $ 8.01      $ 0.02 (a)     $ 0.07 (a)    $  0.09    $    --
       12/31/2003                                          6.43        0.06 (a)       1.52 (a)       1.58         --
       12/31/2002                                          8.14        0.05 (a)      (1.73)(a)     (1.68)     (0.03)
       10/16/2001 to 12/31/2001 (b)                        7.59        0.01 (a)       0.55 (a)       0.56     (0.01)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                             7.97        0.01 (a)       0.07 (a)       0.08         --
       12/31/2003                                          6.41        0.03 (a)       1.53 (a)       1.56         --
       12/31/2002                                          8.13        0.03 (a)      (1.72)(a)     (1.69)     (0.03)
       02/12/2001 to 12/31/2001 (c)                       10.00        0.02 (a)      (1.86)(a)     (1.84)     (0.03)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     THIRD AVENUE SMALL CAP VALUE PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $11.62      $ 0.03 (a)     $ 1.36 (a)    $  1.39    $    --
       12/31/2003                                          8.29        0.05 (a)       3.39 (a)       3.44     (0.04)
       05/01/2002 to 12/31/2002 (d)                       10.00        0.04 (a)      (1.72)(a)     (1.68)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                            11.61        0.04 (a)       1.33 (a)       1.37         --
       12/31/2003                                          8.28        0.05 (a)       3.38 (a)       3.43     (0.03)
       05/01/2002 to 12/31/2002 (d)                       10.00        0.04 (a)      (1.73)(a)     (1.69)     (0.02)
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     T. ROWE PRICE MID-CAP GROWTH PORTFOLIO           ------------ -------------- -------------- ---------- ----------

       Class A
       06/30/2004--(Unaudited)                           $ 6.39      $(0.02)(a)     $ 0.51 (a)    $  0.49    $    --
       12/31/2003                                          4.66       (0.02)(a)       1.75 (a)       1.73         --
       12/31/2002                                          8.37       (0.02)(a)      (3.66)(a)     (3.68)         --
       05/01/2001 to 12/31/2001 (e)                        9.76       (0.02)(a)      (1.37)(a)     (1.39)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
       06/30/2004--(Unaudited)                             6.34       (0.03)(a)       0.50 (a)       0.47         --
       12/31/2003                                          4.64       (0.04)(a)       1.74 (a)       1.70         --
       12/31/2002                                          8.34       (0.03)(a)      (3.64)(a)     (3.67)         --
       02/12/2001 to 12/31/2001 (c)                       10.00       (0.04)(a)      (1.62)(a)     (1.66)         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class E
       06/30/2004--(Unaudited)                             6.36       (0.02)(a)       0.50 (a)       0.48         --
       12/31/2003                                          4.65       (0.03)(a)       1.74 (a)       1.71         --
       12/31/2002                                          8.36       (0.02)(a)      (3.66)(a)     (3.68)         --
       10/31/2001 to 12/31/2001 (f)                        7.42       (0.01)(a)       0.95 (a)       0.94         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------
     TURNER MID-CAP GROWTH PORTFOLIO                  ------------ -------------- -------------- ---------- ----------

       Class A
      05/01/2004 to 06/30/2004 (g) (Unaudited)           $10.00      $(0.02)(a)     $ 0.43 (a)    $  0.41    $    --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

       Class B
      05/01/2004 to 06/30/2004 (g) (Unaudited)            10.00       (0.01)(a)       0.43 (a)       0.42         --
-------------------------------------                 ------------ -------------- -------------- ---------- ----------

                                                      DISTRIBUTIONS
                                                      FROM NET
                                                      REALIZED
SELECTED PER SHARE DATA FOR THE YEAR OR PERIOD ENDED: CAPITAL GAINS
     MET/PUTNAM RESEARCH PORTFOLIO                    -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                             --
       12/31/2002                                             --
       10/16/2001 to 12/31/2001 (b)                           --
-------------------------------------                 -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       12/31/2002                                             --
       02/12/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------
     THIRD AVENUE SMALL CAP VALUE PORTFOLIO           -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                         (0.07)
       05/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------                 -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                         (0.07)
       05/01/2002 to 12/31/2002 (d)                       (0.01)
-------------------------------------                 -------------
     T. ROWE PRICE MID-CAP GROWTH PORTFOLIO           -------------

       Class A
       06/30/2004--(Unaudited)                           $    --
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       05/01/2001 to 12/31/2001 (e)                           --
-------------------------------------                 -------------

       Class B
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       02/12/2001 to 12/31/2001 (c)                           --
-------------------------------------                 -------------

       Class E
       06/30/2004--(Unaudited)                                --
       12/31/2003                                             --
       12/31/2002                                         (0.03)
       10/31/2001 to 12/31/2001 (f)                           --
-------------------------------------                 -------------
     TURNER MID-CAP GROWTH PORTFOLIO                  -------------

       Class A
      05/01/2004 to 06/30/2004 (g) (Unaudited)           $    --
-------------------------------------                 -------------

       Class B
      05/01/2004 to 06/30/2004 (g) (Unaudited)                --
-------------------------------------                 -------------

*  Annualized
** Prior to 05/01/2003, broker rebates were excluded from the calculation of the expense limitation. Thereafter, broker rebates included in expenses before reimbursement.
+ Rounds to less than $0.005 per share
N/A Not Applicable
(a) Per share amounts based on average shares outstanding during the period.
(b) Commencement of operations--10/16/2001.
(c) Commencement of operations--02/12/2001.

                       See notes to financial statements

                                                                     RATIO OF
                                                                     EXPENSES TO                    RATIO OF NET
                                                         RATIO OF    AVERAGE NET  RATIO OF EXPENSES INVESTMENT
                    NET ASSET              NET ASSETS    EXPENSES TO ASSETS AFTER TO AVERAGE NET    INCOME (LOSS)
                    VALUE END              END OF PERIOD AVERAGE NET BROKER       ASSETS BEFORE     TO AVERAGE NET PORTFOLIO
TOTAL DISTRIBUTIONS OF PERIOD TOTAL RETURN (IN MILLIONS) ASSETS**    RE-BATES**   REIMBURSEMENT**   ASSETS         TURNOVER RATE
------------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

      $    --        $ 8.10        1.12 %     $ 20.0       0.90%*     N/A%               0.93%*         0.59 %*        58.3%
           --          8.01         24.61       23.0         0.88    0.87                  1.06            0.88        128.1
       (0.03)          6.43       (20.61)       26.6         0.85    0.78                  1.13            0.64        170.1
       (0.01)          8.14          7.32       35.5        0.85*     N/A                 1.69*          0.43 *        128.0
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

           --          8.05          1.00       87.4        1.15*     N/A                 1.18*          0.35 *         58.3
           --          7.97         24.34       90.8         1.14    1.13                  1.27            0.36        128.1
       (0.03)          6.41       (20.81)       33.8         1.10    1.03                  1.38            0.44        170.1
       (0.03)          8.13       (18.33)       22.7        1.10*     N/A                 1.94*          0.33 *        128.0
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

      $    --        $13.01       11.96 %     $  2.2       0.80%*     N/A%               0.80%*         0.42 %*         4.6%
       (0.11)         11.62         41.52        6.2         0.93     N/A               0.92(h)            0.54         14.6
       (0.03)          8.29    (16.78)(d)        4.2        0.95*     N/A*                2.07*          0.75 *          8.0
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

           --         12.98         11.80      482.0        1.07*     N/A                 1.07*          0.67 *          4.6
       (0.10)         11.61         41.41      307.9         1.18     N/A               1.13(h)            0.49         14.6
       (0.03)          8.28       (16.90)       33.4        1.20*     N/A*                1.69*          0.80 *          8.0
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

      $    --        $ 6.88        7.67 %     $ 73.7       0.95%*     N/A%            0.83%*(h)        (0.54)%*        38.8%
           --          6.39         37.12       34.8         0.91    0.83               0.92(h)          (0.37)         56.5
       (0.03)          4.66       (44.00)       16.0         0.80    0.73                  1.10          (0.34)        157.2
           --          8.37       (14.24)       13.5        0.80*     N/A*                2.35*         (0.35)*         86.3
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

           --          6.81          7.41      305.1        1.20*     N/A              1.06*(h)         (0.80)*         38.8
           --          6.34         36.64      307.7         1.18    1.12               1.16(h)          (0.64)         56.5
       (0.03)          4.64       (44.04)       62.6         1.05    0.96                  1.41          (0.54)        157.2
           --          8.34       (16.60)       23.4        1.05*     N/A*                2.60*         (0.53)*         86.3
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

           --          6.84          7.55       18.8        1.10*     N/A              0.97*(h)         (0.70)*         38.8
           --          6.36         36.77       10.8         1.08    1.01               1.06(h)          (0.54)         56.5
       (0.03)          4.65       (44.05)        2.1         0.95    0.84                  1.34          (0.38)        157.2
           --          8.36         12.67         --        0.95*     N/A*                2.49*         (0.70)*         86.3
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------
------------------- --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

      $    --        $10.41        4.10 %     $  2.6       1.00%*     N/A%               2.27%*        (0.69)%*        25.5%
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

           --         10.42          4.10      106.9        1.12*     N/A                 1.12*         (0.78)*         25.5
----------          --------- ------------ ------------- ----------- ------------ ----------------- -------------- -------------

(d) Commencement of operations--05/01/2002.
(e) Commencement of operations--05/01/2001.
(f) Commencement of operations--10/31/2001.
(g) Commencement of operations--05/01/2004
(h) Excludes effect of Deferred Expense Reimbursement--See note 3 of financial statements.

                       See notes to financial statements

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)


1. ORGANIZATION

Met Investors Series Trust (the "Trust") is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers twenty-four portfolios, three of which are non-diversified (each, a "Portfolio" and collectively, the "Portfolios") each of which operates as a distinct investment vehicle of the Trust. As of June 30, 2004, the Portfolios included in the Trust are as follows: Met/AIM Mid Cap Core Equity Portfolio, Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Growth Portfolio (commenced operations 5/1/2004), Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, J.P. Morgan Select Equity Portfolio, Lord Abbett America's Value Portfolio, Lord Abbett Bond Debenture Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Growth Opportunities Portfolio, Lord Abbett Mid-Cap Value Portfolio, MFS Research International Portfolio, Money Market Portfolio (formerly PIMCO Money Market Portfolio), Neuberger Berman Real Estate Portfolio (commenced operations 5/1/2004), Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO PEA Innovation Portfolio (formerly PIMCO Innovation Portfolio), PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, Met/Putnam Research Portfolio, Third Avenue Small Cap Value Portfolio, T. Rowe Price Mid-Cap Growth Portfolio and Turner Mid-Cap Growth Portfolio (commenced operations 5/1/2004).

The Trust currently offers three classes of shares: Class A Shares are offered by all Portfolios except Lord Abbett America's Value Portfolio. Class B Shares are offered by all Portfolios. Class E Shares are offered by the Met/AIM Mid Cap Core Equity Portfolio, the Met/AIM Small Cap Growth Portfolio, the Harris Oakmark International Portfolio, the Janus Aggressive Growth Portfolio, the Lord Abbett Bond Debenture Portfolio, the MFS Research International Portfolio, the Neuberger Berman Real Estate Portfolio, the PIMCO PEA Innovation Portfolio, the PIMCO Total Return Portfolio, and the T. Rowe Price Mid-Cap Growth Portfolio. Shares of each Class of the Portfolios represent an equal pro rata interest in the Portfolios and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of each Portfolio and certain Portfolio-level expenses reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of each Portfolio. Each class of shares differs in its respective distribution expenses and certain other class-specific expense reductions.

The Trust was established under an Agreement and Declaration of Trust dated as of July 27, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of the Cova Series Trust approved the reorganization of the Funds of the Cova Series Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Cova Series Trust dated as of December 8, 2000. At a special meeting of shareholders held on January 26, 2001, the shareholders of Security First Trust approved the reorganization of the Series of the Security First Trust as Portfolios of the Trust pursuant to an Agreement and Plan of Reorganization between the Trust and Security First Trust dated as of December 8, 2000.

2. SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

A. SECURITY VALUATION - Portfolio securities for which the primary market is on a domestic or foreign exchange (except the NASDAQ) will be valued at the last sale price on the day of valuation or, if there was no sale that day, at the last reported bid price, using prices as of the close of trading. Portfolio securities traded over-the-counter and quoted on NASDAQ are valued at the NASDAQ Official Closing Price ("NOCP"). The NOCP is a "normalized" price. At 4.00:02, the NOCP is set by reviewing the last eligible sale price. The NOCP is reviewed against the bid or ask prices at that time. If the NOCP is outside the bid and the ask prices then the official closing price will be "normalized" to the bid or ask price. Portfolio securities not quoted on NASDAQ that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, will be valued at the most recently quoted bid price provided by the principal market makers. In the case of any securities which are not actively trade or are restricted as to resale, reliable market quotations may not be considered to be readily available. These investments are stated at fair value as determined under the direction of the Board of Trustees. Such fair value may be determined by utilizing information furnished by a pricing service which determines valuations for normal, institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term securities with remaining maturities of less than 60 days are valued at amortized cost, which approximates market value. The Money Market Portfolio values its investments using amortized cost. With respect to Portfolios other than the Money Market Portfolio, foreign securities traded outside the United States are generally valued as of the time their trading is complete, which is usually different from the close of the New York Stock Exchange. Occasionally, events affecting the value of such securities may occur between such times and the close of the New York Stock Exchange that will not be reflected in the computation of the Portfolio's net asset value. If events materially affecting the value of such securities occur during such period, theses securities will be valued at their fair value according to procedures decided upon in good faith by the Trust's Board of Trustees. Futures contracts and options are valued based upon their daily settlement prices. Forward currency exchange contracts are valued daily at forward foreign currency exchange rates. Investments in mutual funds are valued at the daily net asset value of the mutual fund.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

B. SECURITY TRANSACTIONS - Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Portfolios may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Portfolios segregate assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made.

C. INVESTMENT INCOME AND EXPENSES - Dividend income is recorded on the ex-dividend date. Interest income and expenses are recorded when earned or incurred, respectively. Foreign income and foreign capital gains realized on some foreign securities may be subject to foreign withholding taxes, which are accrued as applicable. Premium and discount on securities purchased are amortized and accreted, respectively, to interest income using the interest method.

D. FEDERAL INCOME TAXES - The Trust's policy is to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income, including net realized gains, if any, to its shareholders. Accordingly, the Portfolios have not recorded a provision for federal income taxes. In addition, any Portfolios subject to federal excise tax regulations will distribute substantially all of their net investment income and net capital gains, if any, in each calendar year in order to avoid the payment of federal excise taxes.

Distributions from net investment income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. As a result, distributions from net investment income and net realized capital gains may differ from their ultimate characterization for federal income tax purposes due to timing differences. For the Met/AIM Small Cap Growth Portfolio, J.P. Morgan Quality Bond Portfolio,
J.P. Morgan Select Equity Portfolio and PIMCO Total Return Portfolio, net realized gains and losses may differ for financial and tax reporting purposes primarily as a result of timing differences related to open futures at year end.

The Portfolios utilize the provisions of the federal income tax laws that provide for the carryforward of capital losses for eight years, offsetting such losses against any future net realized capital gains. At December 31, 2003, the accumulated capital loss carryforwards and expiration dates by the Portfolios were as follows:

                                                        Expiring    Expiring    Expiring    Expiring    Expiring
Portfolio                                     Total    12/31/2011  12/31/2010  12/31/2009  12/31/2008  12/31/2007
---------                                  ----------- ----------- ----------- ----------- ----------- ----------

Met/AIM Small Cap Growth Portfolio         $ 1,311,826 $         0 $ 1,311,826 $         0 $         0 $        0

Janus Aggressive Growth Portfolio*           9,284,679           0   3,200,647   4,963,859   1,120,173          0

J.P. Morgan Select Equity Portfolio         43,056,108  11,292,859  19,278,948  12,484,301           0          0

Lord Abbett Bond Debenture Portfolio        31,186,747           0           0  13,543,143  14,798,015  2,845,589

Lord Abbett Growth and Income Portfolio**   61,073,061  17,378,060  16,316,570  27,378,431           0          0

Lord Abbett Growth Opportunities
  Portfolio***                               5,403,027           0   5,403,027           0           0          0

MFS Research International Portfolio****    14,966,512           0   6,377,357   8,589,155           0          0

PIMCO Total Return Portfolio                 1,659,570   1,659,570           0           0           0          0

Met/Putnam Capital Opportunities Portfolio  12,379,397           0  12,179,845     199,552           0          0

Met/Putnam Research Portfolio                8,390,210           0   3,562,723   4,827,487           0          0

T. Rowe Price Mid-Cap Growth Portfolio      18,741,851           0  18,741,851           0           0          0

*Janus Aggressive Growth Portfolio acquired losses of $7,266,413 in the merger with Janus Growth Portfolio on April 28th, 2003 which are subject to an annual limitation of $1,021,923.
**Lord Abbett Growth and Income Portfolio acquired losses of $36,551,530 in the merger with J.P. Morgan Enhanced Index Portfolio on April 28th 2003 which are subject to an annual limitation of $5,221,647.
***Lord Abbett Growth Opportunities acquired losses of $5,789,957 in the merger with Lord Abbett Developing Growth Portfolio on April 28th 2003 which are subject to an annual limitation of $771,861.
****MFS Research International Portfolio acquired losses of $16,413,372 in the merger with J.P. Morgan International Equity Portfolio on April 28th 2003 which are subject to an annual limitation of $2,138,073.

E. DISTRIBUTION OF INCOME AND GAINS - Each Portfolio intends to distribute substantially all of its net investment income and net realized capital gains, if any, annually (except in the case of the Money Market Portfolio which declares distributions daily and pays monthly).

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

F. FUTURES CONTRACTS - A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or as a temporary substitute for purchasing or selling specific securities.

Upon entering into a futures contract, the Portfolios (except for the Money Market Portfolio, Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio which do not enter into futures contracts) are required to make initial margin deposits with the broker or segregate liquid investments to satisfy the broker's margin requirements. Initial margin deposits are recorded as assets and held in a segregated account at the custodian. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking to market" the contract on a daily basis to reflect the value of the contract's settlement price at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities to the broker depending upon whether unrealized gains or losses, respectively, are incurred. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and its basis in the contract.

Risks of entering into futures contracts include the possibility that there may be an illiquid market and that the change in the value of the contract may not correlate with changes in the value of the underlying securities.

G. OPTIONS CONTRACTS - A purchased option contract gives the buyer the right, but not the obligation, to buy (call) or sell (put) an underlying item at a fixed exercise price during a specified period. These contracts are generally used by the Portfolios (except for the Money Market Portfolio and the Third Avenue Small Cap Value Portfolio and Turner Mid-Cap Growth Portfolio) to provide the return of an index without purchasing all of the securities underlying the index or as a substitute for purchasing or selling specific securities.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When a purchased option expires, the Portfolio will realize a loss equal to the premium paid. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less the cost of the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid.

The premium received for a written option is recorded as a liability. The liability is marked-to-market daily based on the option's quoted market price. When an option expires or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a written put option is exercised, the amount of the premium originally received will reduce the cost of the underlying security purchased.

The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a call option is that the Portfolio may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Portfolio may incur a loss if the market price of the underlying security decreases and the option is exercised. This loss can be greater than premium received. In addition, the Portfolio could be exposed to risks if the counterparties to the transactions are unable to meet the terms of the contracts.

H. FORWARD FOREIGN CURRENCY CONTRACTS - Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth Portfolio, Goldman Sachs Mid-Cap Value Portfolio, Harris Oakmark International Portfolio, Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, Lord Abbett America's Value Portfolio, MFS Research International Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio, PIMCO PEA Innovation Portfolio, PIMCO Total Return Portfolio, Met/Putnam Capital Opportunities Portfolio, Met/Putnam Research Portfolio, Third Avenue Small Cap Value Portfolio and T. Rowe Price Mid-Cap Growth Portfolio may enter into forward foreign currency contracts to hedge their portfolio holdings against future movements in certain foreign currency exchange rates. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency contracts to sell limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to risks if the counterparties to the contracts are unable to meet the terms of the contracts.

I. SECURITY LENDING - The Portfolios may lend their securities to certain qualified brokers who borrow securities in order to complete certain transactions. By lending its investment securities, the Portfolio attempts to increase its net investment income through the receipt of interest on

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

the loan. Any gain or loss in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would accrue to the account of the Portfolio. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risks may also arise to the extent that the value of the collateral decreases below the value of the securities loaned.

Upon entering into a securities lending transaction, the Portfolio receives cash or other securities as collateral in an amount equal to or exceeding 100% of the current market value of the loaned securities. Any cash received as collateral is generally invested by State Street Bank and Trust Company ("State Street"), acting in its capacity as securities lending agent (the Agent), in the State Street Navigator Securities Lending Prime Portfolio which is a money market fund registered under the Investment Company Act of 1940. A portion of the dividends received on the collateral is rebated to the borrower of the securities and the remainder is split between the Agent and the Portfolio.

J. FOREIGN CURRENCY TRANSLATION - Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the rate of exchange at the end of the period. Purchases and sales of securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income is translated at rates of exchange prevailing when interest is accrued or dividends are recorded.

The Portfolio does not isolate that portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from activity in forward foreign currency contracts, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, from changes in the exchange rates of foreign currency held, and from changes in the contract value of forward foreign currency contracts.

K. SHORT SALES - The Met/AIM Mid Cap Core Equity, Met/AIM Small Cap Growth, Janus Aggressive Growth, Lord Abbett America's Value, J.P. Morgan Select Equity Portfolio, MFS Research International, PIMCO Inflation Protected Bond, PIMCO Total Return, Met/Putnam Capital Opportunities and T. Rowe Price Mid-Cap Growth Portfolios may enter into a "short sale" of securities in circumstances in which, at the time the short position is open, the Portfolio owns an equal amount of the securities sold short or owns preferred stocks or debt securities, convertible or exchangeable without payment of further consideration, into an equal number of securities sold short. This kind of short sale, which is referred to as one "against the box," may be entered into by each Portfolio to, for example, lock in a sale price for a security the Portfolio does not wish to sell immediately.

The PIMCO Total Return and PIMCO Inflation Protected Bond Portfolios may also make short sales of a security it does not own, in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer. The Portfolio then is obligated to replace the security borrowed by purchasing it at market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to pay to the lender any dividends or interest which accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. Until the Portfolio replaces a borrowed security, the Portfolio will segregate with its custodian, or earmark, cash or other liquid assets at such a level that (i) the amount segregated, or earmark, plus the amount deposited with the broker as collateral will equal the current value of the security sold short and (ii) the amount segregated plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time it was sold short. The Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. The Portfolio will realize a gain if the security declines in price between those dates. This result is the opposite of what one would expect from a cash purchase of a long position in a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of any premium, dividends or interest the Portfolio may be required to pay in connection with a short sale. No more than one third of the Portfolio's net assets will be, when added together: (i) deposited as collateral for the obligation to replace securities borrowed to effect short sales; and (ii) segregated in connection with short sales.

L. SWAP AGREEMENTS - Among the strategic transactions into which the Janus Aggressive Growth Portfolio, J.P. Morgan Quality Bond Portfolio, Neuberger Berman Real Estate Portfolio, Oppenheimer Capital Appreciation Portfolio, PIMCO Inflation Protected Bond Portfolio and PIMCO Total Return Portfolio, may enter are interest rate swaps and the purchase or sale of related caps and floors. A Portfolio may enter into these transactions primarily to manage its exposure to interest rates, to protect against currency fluctuations, or to preserve a return or spread on a particular investment. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. An index

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



2. SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

swap is an agreement to swap cash flows on a notional amount based on changes in the values of the reference indices. The purchase of a cap entitles the purchaser, to the extent that a specific index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such cap. The purchase of a floor entitles the purchaser to receive payments on a notional principal amount from the party selling such floor to the extent that a specified index falls below a predetermined interest rate or amount.

A portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the instrument, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments,

A portfolio will segregate an amount of cash or liquid high grade securities having a value equal to the accrued excess. Caps and floors require segregation of assets with a value equal to the Portfolio's net obligations, if any. If there is a default by the counterparty, a Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

In addition the PIMCO Inflation Protected Bond Portfolio and the PIMCO Total Return Portfolio may enter into credit default swap contracts for investment purposes. As the seller in a credit default swap contract, the Portfolio would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the counterparty in the event of a default by a third party, such as a U.S. or foreign corporate issuer, on the debt obligation. In return, the Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Portfolio would be subject to investment exposure on the notional amount of the swap. The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio, in which case the Portfolio would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment may expire worthless and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk-the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default.

Swap agreements are marked daily by prices that are retrieved from independent pricing platforms (e.g. Bloomberg) or from brokers. Fair values will be provided if independent prices are unavailable. The change in value, if any, is recorded as unrealized gain or loss in the Statements of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss in the Statements of Operations. Net periodic payments are included as part of interest income on the Statement of Operations.

M. REPURCHASE AGREEMENTS - The Portfolios may enter into repurchase agreements with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. The Portfolio accrues interest for the difference between the amount it pays for the securities and the amount it receives upon resale. At the time the Portfolio enters into a repurchase agreement, the value of the collateral securities including accrued interest will be equal to or exceed the value of the repurchase agreement and, for repurchase agreements that mature in more than one day, the seller will agree that the value of the collateral securities including accrued interest will continue to be at least equal to the value of the repurchase agreement.

N. FORWARD COMMITMENTS, WHEN-ISSUED AND DELAYED DELIVERY SECURITIES - All Portfolios except the Neuberger Berman Real Estate Portfolio and Turner Mid-Cap Growth Portfolio may purchase securities on a when-issued or delayed delivery basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the purchaser is not entitled to any of the interest earned prior to settlement. Upon making a commitment to purchase a security on a when-issued, delayed delivery or forward commitment basis, the Portfolio will hold liquid assets in a segregated account at the Portfolio's custodian bank worth at least the equivalent of the amount due. The liquid assets will be monitored on a daily basis and adjusted as necessary to maintain the necessary value.

O. DIRECTED BROKERAGE AGREEMENT - The Trust has entered into a directed brokerage arrangement with State Street Brokerage ("SSB"). Under this arrangement, the Portfolios direct certain trades to SSB in return for a recapture credit. SSB will either issue a cash rebate to the Portfolio or to a third-party service provider. Amounts paid to each Portfolio are shown separately as an expense reduction on the Statements of Operations of each respective Portfolio.

3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust is managed by Met Investors Advisory LLC. (the "Manager") which, subject to the supervision and direction of the Trustees of the Trust, has overall responsibility for the general management and administration of the Trust. The Manager has entered into advisory agreements with AIM Capital Management, Inc., Goldman Sachs Asset Management, L.P., Harris Associates L.P., Janus Capital Management LLC, J.P. Morgan Investment Management Inc., Lord, Abbett & Co. LLC, Massachusetts Financial Services Company, Neuberger Berman Management Inc., OppenheimerFunds Inc., Pacific Investment Management Company LLC (PIMCO), PEA Capital LLC., Putnam Investment Management, LLC, Third Avenue Management LLC., T. Rowe Price Associates, Inc. and Turner Investment Partners, Inc., (the "Advisers") for investment advisory services in connection with the investment management of the Portfolios.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Subject to the supervision and direction of the Trustees of the Trust, the Manager supervises the Advisers and has full discretion with respect to the retention or renewal of the advisory agreements. The Manager pays the Advisers a fee based on the Portfolio's average daily net assets.

Under the terms of the Portfolios' investment advisory agreement, the Portfolios pay the Manager a monthly fee based upon annual rates applied to each of the Portfolios' average daily net assets as follows:

                                           Management Fees earned by
                                           Met Investors Advisory LLC
                                              For the period ended
Portfolio                                        June 30, 2004        % per annum Average Daily Assets
---------                                  -------------------------- ----------- --------------------

Met/AIM Mid Cap Core Equity Portfolio              $  990,965             0.75%   First $150 Million

                                                                          0.70%   Over $150 Million

Met/AIM Small Cap Growth Portfolio                  1,326,629             0.90%   All

Goldman Sachs Mid-Cap Value Portfolio*                101,244             0.75%   First $200 Million

                                                                          0.70%   Over $200 Million

Harris Oakmark International Portfolio              1,893,528             0.85%   First $500 Million

                                                                          0.80%   Over $500 Million

Janus Aggressive Growth Portfolio                   1,436,643             0.80%   First $100 Million

                                                                          0.75%   Over $100 Million up to $500 Million

                                                                          0.70%   Over $500 Million

J.P. Morgan Quality Bond Portfolio                    448,103             0.55%   First $75 Million

                                                                          0.50%   Over $75 Million

J.P. Morgan Select Equity Portfolio                   399,518             0.65%   First $50 Million

                                                                          0.60%   Over $50 Million

Lord Abbett America's Value Portfolio                  42,614             0.65%   First $500 Million

                                                                          0.60%   Over $500 Million

Lord Abbett Bond Debenture Portfolio                3,237,677             0.60%   First $500 Million

                                                                          0.55%   Over $500 Million

Lord Abbett Growth and Income Portfolio             6,474,928             0.60%   First $800 Million

                                                                          0.55%   Over $800 Million up to $1.5 Billion

                                                                          0.45%   Over $1.5 Billion

Lord Abbett Growth Opportunities Portfolio            199,460             0.70%   First $200 Million

                                                                          0.65%   Over $200 Million up to $500 Million

                                                                         0.625%   Over $500 Million

Lord Abbett Mid-Cap Value Portfolio                   749,556             0.70%   First $200 Million

                                                                          0.65%   Over $200 Million up to $500 Million

                                                                         0.625%   Over $500 Million

MFS Research International Portfolio                1,327,427             0.80%   First $200 Million

                                                                          0.75%   Over $200 Million up to $500 Million

                                                                          0.70%   Over $500 Million up to $1 Billion

                                                                          0.65%   Over $1 Billion

Money Market Portfolio                                375,031             0.40%   All

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

                                           Management Fees earned by
                                           Met Investors Advisory LLC
                                              For the period ended
Portfolio                                        June 30, 2004        % per annum Average Daily Assets
---------                                  -------------------------- ----------- --------------------

Neuberger Berman Real Estate Portfolio*            $  107,085             0.70%   First $200 Million

                                                                          0.65%   Over $200 Million to $750 Million

                                                                          0.55%   Over $750 Million

Oppenheimer Capital Appreciation Portfolio          2,012,375             0.65%   First $150 Million

                                                                         0.625%   Over $150 Million up to $300 Million

                                                                          0.60%   Over $300 Million up to $500 Million

                                                                          0.55%   Over $500 Million

PIMCO Inflation Protected Bond Portfolio            1,244,253             0.50%   All

PIMCO PEA Innovation Portfolio                        738,670             0.95%   All

PIMCO Total Return Portfolio                        3,270,326             0.50%   All

Met/Putnam Capital Opportunities Portfolio            220,913             0.85%   All

Met/Putnam Research Portfolio                         474,812             0.80%   First $150 Million

                                                                          0.70%   Over $150 Million

Third Avenue Small Cap Value Portfolio              1,529,368             0.75%   All

T. Rowe Price Mid-Cap Growth Portfolio              1,566,801             0.75%   All

Turner Mid-Cap Growth Portfolio*                       98,456             0.80%   First $300 Million

                                                                          0.70%   Over $300 Million

*For the period from 5/1/2004 (Commencement of operations) through 6/30/2004

State Street provides Custodian, Administration and Transfer Agency services to the Trust.

MetLife Investors Variable Annuity Account One, MetLife Investors Variable Annuity Account Eight and MetLife Investors Variable Life Account One are separate accounts of MetLife Investors Insurance Company. MetLife Investors Variable Annuity Account Five and MetLife Investors Variable Life Account Five are separate accounts of MetLife Investors Insurance Company of California. MetLife Investors USA Separate Account A is a separate account of MetLife Investors USA Insurance Company. First MetLife Investors Variable Annuity Account One is a separate account of First MetLife Investors Insurance Company. As of June 30, 2004, MetLife Investors Insurance Company, MetLife Investors Insurance Company of California, MetLife Investors USA Insurance Company, First MetLife Investors Insurance Company, Metropolitan Life Insurance Company, Metropolitan Life Insurance Company-Zenith Variable Annuity, MetLife Investors Group-Security Savings Plan 401k, New England Life Insurance Company, New England Life Insurance Company-Zenith Variable Annuity, and General American Life Insurance Company owned all the shares of beneficial interest of the Portfolios.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

The Manager has entered into an expense limitation agreement with the Trust ("Expense Limitation Agreement") in the interest of limiting expenses of each Portfolio until April 30, 2005 (excluding the J.P. Morgan Select Equity Portfolio, Lord Abbett Growth and Income Portfolio, Lord Abbett Mid-Cap Value Portfolio, Money Market Portfolio, PIMCO Total Return Portfolio and the Met/Putnam Capital Opportunities Portfolio). Pursuant to that Expense Limitation Agreement, the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Portfolio's business and amounts payable pursuant to a plan adopted in accordance with Rule 12b-1 under the 1940 Act are limited to the following respective expense ratios as a percentage of each Portfolio's average daily net assets:

                                                                             Expenses Deferred in
-                                                                     ----------------------------------
                                                                        2001     2002     2003    2004
-                                             Maximum Expense Ratio   -------- -------- -------- -------
                                              under current Expense       Subject to repayment until
                                              Limitation Agreement               December 31,
-                                           ----------------------    ----------------------------------
Portfolio                                   Class A  Class B Class E    2006     2007     2008    2009
---------                                   -------  ------- -------  -------- -------- -------- -------

Met/AIM Mid Cap Core Equity Portfolio        0.95%    1.20%   1.10%   $     -- $     -- $     -- $    --

Met/AIM Small Cap Growth Portfolio           1.05%    1.30%   1.20%         --  221,212  113,088      --

Goldman Sachs Mid-Cap Value Portfolio        0.95%    1.20%   1.10%**      N/A      N/A      N/A   5,969

Harris Oakmark International Portfolio       1.20%    1.45%   1.35%         --       --       --      --

Janus Aggressive Growth Portfolio            0.90%    1.15%   1.05%     49,943  159,172       --      --

J.P. Morgan International Equity Portfolio*   N/A      N/A     N/A          --   37,487   70,165      --

J.P. Morgan Quality Bond Portfolio           0.70%    0.95%   0.85%**   84,631  162,747       --      --

Lord Abbett America's Value Portfolio        0.85%**  1.10%   1.00%**       --       --   76,985  45,419

Lord Abbett Bond Debenture Portfolio         0.75%    1.00%   0.90%         --       --       --      --

Lord Abbett Developing Growth Portfolio*      N/A      N/A     N/A      84,349  119,049   54,030      --

Lord Abbett Growth Opportunities Portfolio   0.90%    1.15%   1.05%**  175,679  124,154  102,238   9,872

MFS Research International Portfolio         1.10%    1.35%   1.25%    322,886  326,312  185,166      --

Money Market Portfolio                        N/A      N/A     N/A     142,951   78,237   13,354      --

Neuberger Berman Real Estate Portfolio       0.90%    1.15%   1.05%        N/A      N/A      N/A      --

Oppenheimer Capital Appreciation Portfolio   0.75%    1.00%   0.90%**       --       --       --      --

PIMCO Inflation Protected Bond Portfolio     0.65%    0.90%   0.80%**       --       --       --      --

PIMCO PEA Innovation Portfolio               1.10%    1.35%   1.25%    219,301  171,885   75,381      --

Met/Putnam Research Portfolio                0.90%    1.15%   1.05%**  176,669  152,623  118,946  19,410

Third Avenue Small Cap Value Portfolio       0.95%    1.20%   1.10%**       --       --       --      --

T. Rowe Price Mid-Cap Growth Portfolio       0.95%    1.20%   1.10%         --   87,689       --      --

Turner Mid-Cap Growth Portfolio              1.00%    1.25%   1.15%**      N/A      N/A      N/A   6,554

*Portfolios merged into other portfolios within the Trust. Any repayment will be paid from surviving portfolios. See note 12
**Class not offered 06/30/2004

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



3. INVESTMENT MANAGEMENT AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES - CONTINUED

Certain Portfolios (detailed below) changed expense ratios effective May 1, 2004:

                                                  Maximum Expense Ratio
                                                  under current Expense
                                                  Limitation Agreement
        -                                        ---------------------
        Portfolio                                Class A Class B Class E
        ---------                                ------- ------- -------

        Lord Abbett America's Value Portfolio     0.80%*  1.05%   0.95%*

        PIMCO Inflation Protected Bond Portfolio  0.70%   0.95%   0.85%

        Third Avenue Small Cap Value Portfolio    1.00%   1.25%   1.15%

*Class not offered 6/30/2004

If in any year in which the Management Agreement is still in effect, the estimated aggregate Portfolio Operating Expenses of such Portfolio for the fiscal year are less than the Maximum Expense Ratio for that year, (subject to approval by the Trust's Board of Trustees) the manager shall be entitled to Reimbursement by such Portfolio to the extent that the charge does not cause the expenses in such subsequent year to exceed the Maximum Expense Ratios as stated above. The Portfolios are not obligated to repay any expense paid by the Manager more than five years after the end of the fiscal year in which such expense was incurred.

The Trust has distribution agreements with MetLife Investors Distribution Company ("MIDC" or the "Distributor") in which MIDC serves as the Distributor for the Trust's Class A, Class B and Class E shares. MIDC is a wholly-owned subsidiary of MetLife Investors Group, Inc. which is a wholly-owned subsidiary of Metlife, Inc. The Class B and Class E Distribution Plans provide that the Trust, on behalf of each Portfolio, may pay annually up to 0.50% and 0.25% respectively of the average daily net assets of a Portfolio attributable to its Class B and Class E shares in respect to activities primarily intended to result in the sale of Class B and Class E shares. However, under Class B and Class E Distribution Agreements, payments to the Distributor for activities pursuant to the Class B Distribution Plan and Class E Distribution Plan are limited to payments at an annual rate equal to 0.25% and 0.15% of average daily net assets of a Portfolio attributable to its' Class B and Class E shares, respectively. Under terms of the Class B and Class E Distribution Plans and Distribution Agreements, each Portfolio is authorized to make payments monthly to the Distributor that may be used to pay or reimburse entities providing distribution and shareholder servicing with respect to the Class B and Class E shares for such entities' fees or expenses incurred or paid in that regard.

During the period ended June 30, 2004 the following Portfolios paid brokerage commissions to affiliated brokers/dealers:

 Portfolio                              Affiliate                    Commission
 ---------                              ---------                    ----------

 Goldman Sachs Mid-Cap Value Portfolio  Goldman Sachs & Co.           $  3,225

 J.P. Morgan Select Equity Portfolio    J.P. Morgan Securities, Inc.       162

 Neuberger Berman Real Estate Portfolio Lehman Brothers, Inc.           49,140

                                        Neuberger Berman LLC               290

 Third Avenue Small Cap Value Portfolio M. J. Whitman LLC              420,876

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest for the year or period ended noted below were as follows:

                                                              SHARES ISSUED    SHARES ISSUED             NET INCREASE
                                                              IN CONNECTION    THROUGH                   (DECREASE) IN
                                       BEGINNING  SHARES      WITH ACQUISITION DIVIDEND      SHARES      SHARES        ENDING
                                       SHARES     SOLD        (NOTE 12)        REINVEST      REPURCHASED OUTSTANDING   SHARES
MET/AIM MID CAP CORE EQUITY PORTFOLIO  ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class A
  06/30/2004                              362,141    283,871            --             --       (61,255)     222,616      584,757
  12/31/2003                              428,695    282,305            --          3,148      (352,007)    (66,554)      362,141
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class B
  06/30/2004                           17,228,218  5,858,534            --             --    (6,409,460)   (550,926)   16,677,292
  12/31/2003                            3,338,502 14,202,681            --        134,870      (447,835)  13,889,716   17,228,218
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class E
  06/30/2004                            1,605,958    612,139            --             --       (62,724)     549,415    2,155,373
  12/31/2003                              434,774  1,214,883            --         12,682       (56,381)   1,171,184    1,605,958
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------
MET/AIM SMALL CAP GROWTH PORTFOLIO     ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class A
  06/30/2004                              517,669    185,528            --             --      (123,293)      62,235      579,904
  12/31/2003                              777,758    541,035            --             --      (801,124)   (260,089)      517,669
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class B
  06/30/2004                           17,244,856 14,445,841            --             --      (142,421)  14,303,420   31,548,276
  12/31/2003                            5,462,796 13,082,731            --             --    (1,300,671)  11,782,060   17,244,856
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class E
  06/30/2004                              719,424    322,413            --             --      (160,364)     162,049      881,473
  12/31/2003                              203,685    896,778            --             --      (381,039)     515,739      719,424
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------
GOLDMAN SACHS MID-CAP GROWTH PORTFOLIO ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class A
  5/1/2004-6/30/2004                           --    249,000            --             --             --     249,000      249,000
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class B
  5/1/2004-6/30/2004                           -- 11,192,469            --             --        (2,319)  11,190,150   11,190,150
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------
HARRIS OAKMARK INTERNATIONAL PORTFOLIO ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class A
  06/30/2004                              702,614    689,398            --             --      (207,660)     481,738    1,184,352
  12/31/2003                              535,641    779,494            --          8,058      (620,579)     166,973      702,614
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class B
  06/30/2004                           24,326,339 19,428,184            --             --    (1,005,782)  18,422,402   42,748,741
  12/31/2003                            2,015,362 22,848,205            --        256,203      (793,431)  22,310,977   24,326,339
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class E
  06/30/2004                            1,994,880  2,049,326            --             --      (239,268)   1,810,058    3,804,938
  12/31/2003                              172,860  2,568,149            --         21,758      (767,887)   1,822,020    1,994,880
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------
JANUS AGGRESSIVE GROWTH PORTFOLIO      ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class A
  06/30/2004                            2,830,143  5,734,787*           --             --      (628,937)   5,105,850    7,935,993
  12/31/2003                              506,384    619,922     2,479,616             --      (775,779)   2,323,759    2,830,143
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class B
  06/30/2004                           36,151,783 29,352,736*           --             --    (4,673,604)  24,679,132   60,830,915
  12/31/2003                            8,766,860 26,884,475     1,148,231             --      (647,783)  27,384,923   36,151,783
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

  Class E
  06/30/2004                              582,085    243,866            --             --       (85,541)     158,325      740,410
  04/18/2003-12/31/2003                        --    299,543       352,762             --       (70,220)     582,085      582,085
--------------------------             ---------- ----------  ---------------- ------------- ----------- ------------- ----------

* Includes shares issued in exchange for securities received in-kind.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                  SHARES ISSUED    SHARES ISSUED             NET INCREASE
                                                                  IN CONNECTION    THROUGH                   (DECREASE) IN
                                           BEGINNING  SHARES      WITH ACQUISITION DIVIDEND      SHARES      SHARES
                                           SHARES     SOLD        (NOTE 12)        REINVEST      REPURCHASED OUTSTANDING
J.P. MORGAN QUALITY BOND PORTFOLIO         ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                                9,755,805    104,680            --             --    (1,065,314)    (960,634)
  12/31/2003                               11,364,340    415,025            --        391,789    (2,415,349)  (1,608,535)
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                                4,822,157    912,019            --             --       (86,031)      825,988
  12/31/2003                                2,609,032  2,219,191            --        187,332      (193,398)    2,213,125
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
J.P. MORGAN SELECT EQUITY PORTFOLIO        ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                                9,749,873        554            --             --      (998,629)    (998,075)
  12/31/2003                               11,480,415     20,382            --         53,210    (1,804,134)  (1,730,542)
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                                  764,473     66,303            --             --       (26,467)       39,836
  12/31/2003                                  718,404     91,164            --          2,869       (47,964)       46,069
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
LORD ABBETT AMERICA'S VALUE PORTFOLIO      ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                                  760,468    843,203            --             --      (130,098)      713,105
  5/1/2003-12/31/2003                              --    757,123            --         17,879       (14,534)      760,468
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
LORD ABBETT BOND DEBENTURE PORTFOLIO       ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                               19,483,208  1,207,756            --             --    (1,914,130)    (706,374)
  12/31/2003                               19,736,383  2,436,588            --        316,684    (3,006,447)    (253,175)
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                               63,345,723 19,755,691            --             --    (9,812,621)    9,943,070
  12/31/2003                               19,347,224 45,901,571            --        994,186    (2,896,258)   43,999,499
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class E
  06/30/2004                                1,902,823    835,217            --             --      (126,500)      708,717
  12/31/2003                                  243,035  2,053,109            --         29,394      (422,715)    1,659,788
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
LORD ABBETT GROWTH AND INCOME PORTFOLIO    ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                               47,841,392  6,769,870*           --             --    (3,533,178)    3,236,692
  12/31/2003                               47,207,857    349,332     5,782,283        562,101    (6,060,181)      633,535
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                               44,508,255 14,463,614            --             --    (4,270,806)   10,192,808
  12/31/2003                               17,964,532 26,494,832       249,263        249,106      (449,478)   26,543,723
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                                2,991,030    142,762            --             --      (341,374)    (198,612)
  12/31/2003                                  561,210    287,670     2,703,556             --      (561,406)    2,429,820
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                                3,011,260    363,944            --             --       (57,329)      306,615
  12/31/2003                                2,024,805    550,052       652,415             --      (216,012)      986,455
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------
LORD ABBETT MID-CAP VALUE PORTFOLIO        ---------- ----------  ---------------- ------------- ----------- -------------

  Class A
  06/30/2004                                5,097,742  1,263,346            --             --      (374,357)      888,989
  12/31/2003                                5,138,713    340,333            --        106,303      (487,607)     (40,971)
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------

  Class B
  06/30/2004                                5,648,894  1,271,003            --             --       (25,836)    1,245,167
  12/31/2003                                3,598,974  1,983,088            --        112,318       (45,486)    2,049,920
--------------------------                 ---------- ----------  ---------------- ------------- ----------- -------------


                                           ENDING
                                           SHARES
J.P. MORGAN QUALITY BOND PORTFOLIO         ----------

  Class A
  06/30/2004                                8,795,171
  12/31/2003                                9,755,805
--------------------------                 ----------

  Class B
  06/30/2004                                5,648,145
  12/31/2003                                4,822,157
--------------------------                 ----------
J.P. MORGAN SELECT EQUITY PORTFOLIO        ----------

  Class A
  06/30/2004                                8,751,798
  12/31/2003                                9,749,873
--------------------------                 ----------

  Class B
  06/30/2004                                  804,309
  12/31/2003                                  764,473
--------------------------                 ----------
LORD ABBETT AMERICA'S VALUE PORTFOLIO      ----------

  Class B
  06/30/2004                                1,473,573
  5/1/2003-12/31/2003                         760,468
--------------------------                 ----------
LORD ABBETT BOND DEBENTURE PORTFOLIO       ----------

  Class A
  06/30/2004                               18,776,834
  12/31/2003                               19,483,208
--------------------------                 ----------

  Class B
  06/30/2004                               73,288,793
  12/31/2003                               63,346,723
--------------------------                 ----------

  Class E
  06/30/2004                                2,611,540
  12/31/2003                                1,902,823
--------------------------                 ----------
LORD ABBETT GROWTH AND INCOME PORTFOLIO    ----------

  Class A
  06/30/2004                               51,078,084
  12/31/2003                               47,841,392
--------------------------                 ----------

  Class B
  06/30/2004                               54,701,063
  12/31/2003                               44,508,255
--------------------------                 ----------
LORD ABBETT GROWTH OPPORTUNITIES PORTFOLIO ----------

  Class A
  06/30/2004                                2,792,418
  12/31/2003                                2,991,030
--------------------------                 ----------

  Class B
  06/30/2004                                3,317,875
  12/31/2003                                3,011,260
--------------------------                 ----------
LORD ABBETT MID-CAP VALUE PORTFOLIO        ----------

  Class A
  06/30/2004                                5,986,731
  12/31/2003                                5,097,742
--------------------------                 ----------

  Class B
  06/30/2004                                6,894,061
  12/31/2003                                5,648,894
--------------------------                 ----------

* Includes shares issued in exchange for securities received in-kind.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                 SHARES ISSUED    SHARES ISSUED               NET INCREASE
                                                                 IN CONNECTION    THROUGH                     (DECREASE) IN
                                         BEGINNING   SHARES      WITH ACQUISITION DIVIDEND      SHARES        SHARES
                                         SHARES      SOLD        (NOTE 12)        REINVEST      REPURCHASED   OUTSTANDING
MFS RESEARCH INTERNATIONAL PORTFOLIO     ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  06/30/2004                               6,859,905   1,573,589           --             --        (713,405)     860,184
  12/31/2003                               1,252,032     868,603    6,123,890         36,090      (1,420,710)   5,607,873
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  06/30/2004                              18,995,260  22,290,573           --             --        (294,154)  21,996,419
  12/31/2003                               8,979,538  15,429,499      210,873        120,805      (5,745,455)  10,015,722
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class E
  06/30/2004                                 702,510     501,617           --             --        (289,286)     212,331
  12/31/2003                                 239,795     514,508           --          4,358         (56,151)     462,715
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------
MONEY MARKET PORTFOLIO                   ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  06/30/2004                               5,253,823   2,623,172           --         13,917      (3,410,675)   (773,586)
  12/31/2003                                   4,823  16,078,401           --         26,703     (10,856,104)   5,249,000
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  06/30/2004                             169,419,583 141,692,154           --        314,969    (105,075,122)  36,932,001
  12/31/2003                             128,542,580 221,367,123           --        744,955    (181,235,074)  40,877,004
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO   ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  5/1/2004-6/30/2004                              --     285,379           --             --          (1,998)     283,381
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  5/1/2004-6/30/2004                              --  12,905,225           --             --         (28,478)  12,876,747
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class E
  5/1/2004-6/30/2004                              --     294,450           --             --          (3,561)     290,889
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------
OPPENHEIMER CAPITAL APPRECIATION
 PORTFOLIO                               ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  06/30/2004                                  28,096   2,054,247           --             --         (96,749)   1,957,498
  12/31/2003                                 107,094      27,163           --             --        (106,161)    (78,998)
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  06/30/2004                              66,468,580  28,897,305           --             --     (13,452,166)  15,445,139
  12/31/2003                              18,967,760  47,586,120           --             --         (85,300)  47,500,820
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------
PIMCO INFLATION PROTECTED BOND PORTFOLIO ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  06/30/2004                                 111,760      27,402           --             --        (112,764)    (85,362)
  05/01/2003-12/31/2003                           --     109,164           --          2,695             (99)     111,760
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  06/30/2004                              35,579,307  24,162,813           --             --        (349,871)  23,812,942
  05/01/2003-12/31/2003                           --  36,016,510           --        790,694      (1,227,897)  35,579,307
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------
PIMCO PEA INNOVATION PORTFOLIO           ----------- ----------- ---------------- ------------- ------------- -------------

  Class A
  06/30/2004                               9,777,927   3,469,752           --             --      (3,378,117)      91,635
  12/31/2003                               4,239,751  11,776,642           --             --      (6,238,466)   5,538,176
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class B
  06/30/2004                              13,511,798  13,125,546           --             --      (1,389,549)  11,735,997
  12/31/2003                               5,002,191  10,986,748           --             --      (2,477,141)   8,509,607
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------

  Class E
  06/30/2004                               3,233,733   1,701,103           --             --        (372,720)   1,328,383
  12/31/2003                                 391,985   3,252,487           --             --        (410,739)   2,841,748
-----------------------                  ----------- ----------- ---------------- ------------- ------------- -------------


                                         ENDING
                                         SHARES
MFS RESEARCH INTERNATIONAL PORTFOLIO     -----------

  Class A
  06/30/2004                               7,720,089
  12/31/2003                               6,859,905
-----------------------                  -----------

  Class B
  06/30/2004                              40,991,679
  12/31/2003                              18,995,260
-----------------------                  -----------

  Class E
  06/30/2004                                 914,841
  12/31/2003                                 702,510
-----------------------                  -----------
MONEY MARKET PORTFOLIO                   -----------

  Class A
  06/30/2004                               4,480,237
  12/31/2003                               5,253,823
-----------------------                  -----------

  Class B
  06/30/2004                             206,351,584
  12/31/2003                             169,419,584
-----------------------                  -----------
NEUBERGER BERMAN REAL ESTATE PORTFOLIO   -----------

  Class A
  5/1/2004-6/30/2004                         283,381
-----------------------                  -----------

  Class B
  5/1/2004-6/30/2004                      12,876,747
-----------------------                  -----------

  Class E
  5/1/2004-6/30/2004                         290,889
-----------------------                  -----------
OPPENHEIMER CAPITAL APPRECIATION
 PORTFOLIO                               -----------

  Class A
  06/30/2004                               1,985,594
  12/31/2003                                  28,096
-----------------------                  -----------

  Class B
  06/30/2004                              81,913,719
  12/31/2003                              66,468,580
-----------------------                  -----------
PIMCO INFLATION PROTECTED BOND PORTFOLIO -----------

  Class A
  06/30/2004                                  26,398
  05/01/2003-12/31/2003                      111,760
-----------------------                  -----------

  Class B
  06/30/2004                              59,392,249
  05/01/2003-12/31/2003                   35,579,307
-----------------------                  -----------
PIMCO PEA INNOVATION PORTFOLIO           -----------

  Class A
  06/30/2004                               9,869,562
  12/31/2003                               9,777,927
-----------------------                  -----------

  Class B
  06/30/2004                              25,247,795
  12/31/2003                              13,511,798
-----------------------                  -----------

  Class E
  06/30/2004                               4,562,116
  12/31/2003                               3,233,733
-----------------------                  -----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



4. SHARES OF BENEFICIAL INTEREST - CONTINUED

                                                                 SHARES ISSUED    SHARES ISSUED              NET INCREASE
                                                                 IN CONNECTION    THROUGH                    (DECREASE) IN
                                           BEGINNING  SHARES     WITH ACQUISITION DIVIDEND      SHARES       SHARES
                                           SHARES     SOLD       (NOTE 12)        REINVEST      REPURCHASED  OUTSTANDING
PIMCO TOTAL RETURN PORTFOLIO               ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2004                               16,754,205  2,168,257        --                 --    (1,171,521)      996,736
  12/31/2003                               13,670,264  5,767,117        --            346,229    (3,029,405)    3,083,941
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2004                               77,453,916 17,348,732        --                 --   (11,761,730)    5,587,002
  12/31/2003                               37,877,688 50,149,451        --          1,511,437   (12,084,660)   39,576,228
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class E
  06/30/2004                               10,321,229  2,567,260        --                 --      (559,993)    2,007,267
  12/31/2003                                2,581,495  8,230,893        --            205,689      (696,848)    7,739,734
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2004                                4,199,765     23,702        --                 --      (458,188)    (434,486)
  12/31/2003                                5,090,538     27,928        --                 --      (918,701)    (890,773)
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2004                                  251,419     28,776        --                 --       (16,942)       11,834
  12/31/2003                                  225,283     65,426        --                 --       (39,290)       26,136
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------
MET/PUTNAM RESEARCH PORTFOLIO              ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2004                                2,867,640     12,405        --                 --      (420,313)    (407,908)
  12/31/2003                                4,142,922     56,418        --                860    (1,332,558)  (1,275,280)
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2004                               11,397,509  2,692,173        --                 --    (3,217,876)    (525,703)
  12/31/2003                                5,276,904  7,127,679        --                 --    (1,007,074)    6,120,605
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO     ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2004                                  530,380     93,835        --                 --      (455,238)    (361,403)
  12/31/2003                                  501,011     87,619        --              5,110       (63,360)       29,369
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B
  06/30/2004                               26,528,195 11,478,917        --                 --      (862,581)   10,616,336
  12/31/2003                                4,036,604 22,669,156        --            217,592      (395,157)   22,491,591
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO     ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  06/30/2004                                5,451,817  6,073,202        --                 --      (804,268)    5,268,934
  12/31/2003                                3,432,300  3,028,605        --                 --    (1,009,088)    2,019,517
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B                                                                                                              --
  06/30/2004                               48,525,129 18,734,058        --                 --   (22,468,547)  (3,734,489)
  12/31/2003                               13,488,219 35,743,200        --                 --      (706,290)   35,036,910
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class E
  06/30/2004                                1,701,812  1,109,356        --                 --       (54,567)    1,054,789
  12/31/2003                                  450,608  1,279,932        --                 --       (28,728)    1,251,204
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------
TURNER MID-CAP GROWTH PORTFOLIO            ---------- ---------- ---------------- ------------- ------------ -------------

  Class A
  5/1/2004-6/30/2004                               --    249,000        --                 --             --      249,000
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------

  Class B
  5/1/2004-6/30/2004                               -- 10,262,972        --                 --          (911)   10,262,061
-------------------------                  ---------- ---------- ---------------- ------------- ------------ -------------


                                           ENDING
                                           SHARES
PIMCO TOTAL RETURN PORTFOLIO               ----------

  Class A
  06/30/2004                               17,750,941
  12/31/2003                               16,754,205
-------------------------                  ----------

  Class B
  06/30/2004                               83,040,918
  12/31/2003                               77,453,916
-------------------------                  ----------

  Class E
  06/30/2004                               12,328,496
  12/31/2003                               10,321,229
-------------------------                  ----------
MET/PUTNAM CAPITAL OPPORTUNITIES PORTFOLIO ----------

  Class A
  06/30/2004                                3,765,279
  12/31/2003                                4,199,765
-------------------------                  ----------

  Class B
  06/30/2004                                  263,253
  12/31/2003                                  251,419
-------------------------                  ----------
MET/PUTNAM RESEARCH PORTFOLIO              ----------

  Class A
  06/30/2004                                2,459,732
  12/31/2003                                2,867,642
-------------------------                  ----------

  Class B
  06/30/2004                               10,871,806
  12/31/2003                               11,397,509
-------------------------                  ----------
THIRD AVENUE SMALL CAP VALUE PORTFOLIO     ----------

  Class A
  06/30/2004                                  168,977
  12/31/2003                                  530,380
-------------------------                  ----------

  Class B
  06/30/2004                               37,144,531
  12/31/2003                               26,528,195
-------------------------                  ----------
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO     ----------

  Class A
  06/30/2004                               10,720,751
  12/31/2003                                5,451,817
-------------------------                  ----------

  Class B
  06/30/2004                               44,790,640
  12/31/2003                               48,525,129
-------------------------                  ----------

  Class E
  06/30/2004                                2,756,601
  12/31/2003                                1,701,812
-------------------------                  ----------
TURNER MID-CAP GROWTH PORTFOLIO            ----------

  Class A
  5/1/2004-6/30/2004                          249,000
-------------------------                  ----------

  Class B
  5/1/2004-6/30/2004                       10,262,061
-------------------------                  ----------

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



5. INVESTMENT TRANSACTIONS

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the period ended June 30, 2004 were as follows:

                                                      Purchase                        Sales
-                                          ------------------------------ ------------------------------
                                           U.S. Government Non-Government U.S. Government Non-Government
-                                          --------------- -------------- --------------- --------------

Met/AIM Mid Cap Core Equity Portfolio      $           --   $158,273,213  $           --   $128,281,252

Met/AIM Small Cap Growth Portfolio                     --    221,194,274              --     56,026,151

Goldman Sachs Mid-Cap Value Portfolio                  --    114,221,487              --      6,764,539

Harris Oakmark International Portfolio                 --    267,698,216              --     13,728,800

Janus Aggressive Growth Portfolio                      --    302,670,872              --    224,779,381

J.P. Morgan Quality Bond Portfolio            511,693,829     37,100,625     511,981,465    121,400,196

J.P. Morgan Select Equity Portfolio                    --     70,280,553              --     83,005,654

Lord Abbett America's Value Portfolio                  --      9,047,396              --      1,443,400

Lord Abbett Bond Debenture Portfolio           31,059,375    346,193,541              --    198,474,249

Lord Abbett Growth and Income Portfolio                --    628,266,906              --    351,727,141

Lord Abbett Growth Opportunities Portfolio             --     26,042,812              --     24,670,415

Lord Abbett Mid-Cap Value Portfolio                    --     64,866,928              --     20,506,228

MFS Research International Portfolio                   --    377,166,799              --    162,535,233

Neuberger Berman Real Estate Portfolio                 --    137,911,629              --     14,880,290

Oppenheimer Capital Appreciation Portfolio             --    403,795,292              --    245,077,011

PIMCO Inflation Protected Bond Portfolio    4,143,130,820    228,031,946   3,872,219,256    104,892,455

PIMCO PEA Innovation Portfolio                         --    217,875,929              --    158,526,881

PIMCO Total Return Portfolio                1,991,541,444    170,365,190   2,214,482,245    116,576,464

Met/Putnam Capital Opportunities Portfolio             --     22,061,575              --     26,444,711

Met/Putnam Research Portfolio                          --     66,265,991              --     71,455,182

Third Avenue Small Cap Value Portfolio                 --    138,916,932              --     16,684,996

T. Rowe Price Mid-Cap Growth Portfolio                 --    169,952,566              --    151,462,294

Turner Mid-Cap Growth Portfolio                        --    110,722,854              --     16,789,985

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                                 JUNE 30, 2004



5. INVESTMENT TRANSACTIONS - CONTINUED

At June 30, 2004, the cost of securities for federal income tax purposes and the unrealized appreciation (depreciation) of investments for federal income tax purposes for each Portfolio was as follows:

                                              Federal        Gross                      Net Unrealized
                                             Income Tax    Unrealized  Gross Unrealized Appreciation/
Portfolio                                       Cost      Appreciation  (Depreciation)  (Depreciation)
---------                                  -------------- ------------ ---------------- --------------

Met/AIM Mid Cap Core Equity Portfolio      $  255,736,367 $ 23,434,258   $ (1,412,219)   $ 22,022,039

Met/AIM Small Cap Growth Portfolio            458,359,682   60,216,015     (9,402,449)     50,813,566

Goldman Sachs Mid-Cap Value Portfolio         112,304,552    8,783,524       (435,431)      8,348,093

Harris Oakmark International Portfolio        651,306,024   71,570,163     (1,797,463)     69,772,700

Janus Aggressive Growth Portfolio             498,859,354   54,143,817     (4,029,398)     50,114,419

J.P. Morgan Quality Bond Portfolio            233,721,927    1,591,529     (1,873,802)       (282,273)

J.P. Morgan Select Equity Portfolio           116,431,848   12,650,989     (2,208,998)     10,441,991

Lord Abbett America's Value Portfolio          17,069,926    1,532,404       (136,634)      1,395,770

Lord Abbett Bond Debenture Portfolio        1,289,586,389   42,365,920    (23,143,008)     19,222,912

Lord Abbett Growth and Income Portfolio     2,409,022,256  408,573,220    (59,277,169)    349,296,051

Lord Abbett Growth Opportunities Portfolio     61,577,396    8,184,579     (1,613,681)      6,570,898

Lord Abbett Mid-Cap Value Portfolio           219,878,475   50,927,130     (4,639,891)     46,287,239

MFS Research International Portfolio          569,422,787   43,574,027     (4,227,770)     39,346,257

Neuberger Berman Real Estate Portfolio        131,046,927    6,973,297         (7,861)      6,965,436

Oppenheimer Capital Appreciation Portfolio    701,380,326   53,618,600    (11,083,630)     42,534,960

PIMCO Inflation Protected Bond Portfolio    1,290,963,047    6,229,310       (435,055)      5,794,255

PIMCO PEA Innovation Portfolio                234,234,718    9,153,160     (9,286,437)       (133,277)

PIMCO Total Return Portfolio                1,455,483,477    5,056,102     (4,125,959)        930,143

Met/Putnam Capital Opportunities Portfolio     54,235,706    6,786,075     (1,677,949)      5,108,126

Met/Putnam Research Portfolio                 106,381,436    6,207,726     (1,933,590)      4,274,136

Third Avenue Small Cap Value Portfolio        513,887,335   91,100,509     (3,442,244)     87,658,265

T. Rowe Price Mid-Cap Growth Portfolio        413,856,663   60,791,005     (8,561,701)     52,229,304

Turner Mid-Cap Growth Portfolio               101,515,957    7,829,265       (607,857)      7,221,408

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



6. SECURITY LENDING

As of June 30, 2004, certain Portfolios had loaned securities which were collateralized by short term investments. The value of securities on loan and the value of the related collateral were as follows:

                                                   Value of     Value of
                                                  Securities   Collateral
                                                 ------------ ------------

      Met/AIM Mid-Cap Core Equity Portfolio      $ 18,596,042 $ 18,939,536

      Met/AIM Small Cap Growth Portfolio           97,777,228   99,753,495

      Harris Oakmark International Portfolio      112,415,415  117,663,480

      Janus Aggressive Growth Portfolio            40,493,953   41,375,108

      J.P. Morgan Quality Bond Portfolio            4,936,077    5,017,598

      J.P. Morgan Select Equity Portfolio           1,314,372    1,325,096

      Lord Abbett Bond Debenture Portfolio        182,282,498  185,878,912

      Lord Abbett Growth and Income Portfolio      82,041,259   83,599,402

      Lord Abbett Growth Opportunities Portfolio    9,293,772    9,508,216

      Lord Abbett Mid-Cap Value Portfolio          14,787,708   15,095,523

      MFS Research International Portfolio         97,039,454  101,839,532

      Oppenheimer Capital Appreciation Portfolio   32,644,833   33,459,308

      PIMCO PEA Innovation Portfolio               40,478,636   41,303,627

      Met/Putnam Capital Opportunities Portfolio    8,409,435    8,625,123

      Met/Putnam Research Portfolio                 2,400,649    2,509,775

      Third Avenue Small Cap Value Portfolio      114,664,861  116,451,178

      T. Rowe Price Mid-Cap Growth Portfolio       67,906,184   69,209,561

7. FUTURES CONTRACTS

The futures contracts outstanding as of June 30, 2004 and the description and unrealized appreciation or depreciation were as follows:


                                                                                                                Number of
                                                           Description                      Expiration Date     Contracts
                                          ---------------------------------------------- ---------------------- ---------
Met/AIM Small Cap Growth Portfolio:       Russell 2000 Index Futures                     September 2004 - Long       14
J.P. Morgan Quality Bond Portfolio:       U.S. Treasury Note 5 Year Futures              September 2004 - Long       14
                                          U.S. Treasury Note 2 Year Futures              September 2004 - Long       57
                                          U.S. Treasury Bond Futures                     September 2004 - Long        2
                                          U.S. Treasury Note 10 Year Futures             September 2004 - Short   (209)
J.P. Morgan Select Equity Portfolio:      S&P Index Futures                              September 2004 - Long        9
PIMCO Inflation Protected Bond Portfolio: U.S. Treasury Note 10 Year Futures             September 2004 - Long       22
PIMCO Total Return Portfolio:             Euro Dollar Futures                            December 2004 - Long        34
                                          Euro Dollar Futures                            March 2005 - Long          732
                                          Euro Dollar Futures                            June 2005 - Long           879
                                          Euro Dollar Futures                            December 2005 - Long       152
                                          Germany Federal Republic Bonds 10 Year Futures September 2004 - Long    1,444
                                          Germany Federal Republic Bonds 5 Year Futures  September 2004 - Long      187
                                          U.S. Treasury Note 10 Year Futures             September 2004 - Long    3,444
                                          U.S. Treasury Note 5 Year Futures              September 2004 - Long    2,228
                                          Municipal 10 Year Future Notes                 September 2004 - Long       24
                                          U.S. Treasury Bond Futures                     September 2004 - Short   (523)
                                          Germany Federal Republic Bonds 5 Year Futures  September 2004 - Short     (3)

                                                         Unrealized
                                            Notional   Appreciation/
                                             Value     (Depreciation)
                                          ------------ --------------
Met/AIM Small Cap Growth Portfolio:          4,146,450     $164,780
J.P. Morgan Quality Bond Portfolio:         $1,521,625        7,339
                                            12,001,172       13,082
                                               212,750        4,243
                                          (22,849,578)    (290,638)
J.P. Morgan Select Equity Portfolio:         2,565,900       14,657
PIMCO Inflation Protected Bond Portfolio:    2,405,219        9,625
PIMCO Total Return Portfolio:                8,286,225        9,775
                                           177,564,900    (598,688)
                                           212,344,425    (277,263)
                                            36,483,800    (361,006)
                                           199,023,571      987,842
                                            25,124,642       47,555
                                           376,526,063    5,131,422
                                           242,155,750    1,098,875
                                             2,403,750       18,469
                                          (55,634,125)  (1,209,438)
                                             (403,069)        (987)

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



8. FORWARD FOREIGN CURRENCY CONTRACTS

Open forward foreign currency contracts at June 30, 2004, were as follows:

PIMCO INFLATION PROTECTED BOND PORTFOLIO

Forward Foreign Currency Contracts to Sell:

                                                                 Net Unrealized
                                         Value at    In Exchange Appreciation/
   Settlement Date Contacts to Deliver June 30, 2004 for U.S. $  (Depreciation)
   --------------- ------------------- ------------- ----------- --------------

      7/20/2004         416,000   EUR    $506,524      511,877       $5,353
                                                                     ------

                                                                     $5,353
                                                                     ======

EUR - Euro
U.S. $ - United States Dollar

PIMCO TOTAL RETURN PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                         In     Net Unrealized
                                         Value at     Exchange  Appreciation/
   Settlement Date Contacts to Deliver June 30, 2004 for U.S. $ (Depreciation)
   --------------- ------------------- ------------- ---------- --------------

      7/26/2004          807,840  BRL   $   260,846     266,834    $ (5,988)

      8/24/2004          808,656  BRL       255,434     244,603      10,831

      9/17/2004        1,149,000  BRL       359,414     352,995       6,419

      8/6/2004        51,729,750  CLP        80,775      83,000      (2,225)

      8/18/2004      248,512,800  CLP       388,861     388,909         (48)

      9/17/2004      232,105,660  CLP       364,118     358,742       5,376

      9/8/2004        36,436,500  CNY     4,408,219   4,500,000     (91,781)

      9/8/2004        36,443,250  CNY     4,409,035   4,500,000     (90,965)

      9/26/2004       35,538,750  CNY     4,403,623   4,500,000     (96,377)

      7/20/2004        2,500,000  EUR     3,044,013   3,045,993      (1,980)

      7/26/2004        5,583,817  HKD       716,499     717,631      (1,132)

      8/24/2004        2,115,344  HKD       271,681     272,035        (354)

      9/20/2004        2,977,289  HKD       382,663     382,700         (37)

      9/21/2004       17,228,820  INR       372,864     379,573      (6,709)

      9/21/2004        8,591,800  INR       185,943     189,330      (3,387)

      7/21/2004    1,415,090,000  JPY    12,952,260  12,905,800      46,460

      7/26/2004      832,437,000  KRW       718,978     712,185       6,793

      8/24/2004      316,744,000  KRW       273,011     265,535       7,476

      9/20/2004      451,940,000  KRW       388,838     385,878       2,960

      8/27/2004        7,953,681  MXP       682,975     682,983          (8)

      9/21/2004        4,293,813  MXP       367,013     372,827      (5,814)

      8/24/2004        2,137,828  PEN       614,801     610,372       4,429

      9/20/2004        1,325,499  PEN       380,762     379,581       1,181

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2004 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

       7/23/2004    20,405,820    RUB     $698,915      695,969     $   2,946

       8/19/2004     7,754,720    RUB      264,497      262,427         2,070

       9/20/2004    10,930,820    RUB      371,094      370,788           306

       7/26/2004     1,210,533    SGD      703,549      714,283       (10,734)

       8/24/2004       459,857    SGD      267,420      268,232          (812)

       9/20/2004       652,919    SGD      379,976      380,079          (103)

       8/24/2004    20,289,808    SKK      618,024      603,145        14,879

       9/21/2004    12,736,830    SKK      387,265      383,293         3,972

       8/24/2004     9,008,368    TWD      268,331      268,706          (375)

       9/20/2004    12,719,430    TWD      379,228      378,836           392

       8/24/2004     4,138,534    ZAR      658,452      603,206        55,246

       9/21/2004     2,613,089    ZAR      413,550      399,708        13,842
                                                                    ---------

                                                                    $(133,251)
                                                                    =========

Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2004 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

       9/8/2004     36,472,500    CNY    $ 4,412,574   4,500,000     $ 87,426

       9/8/2004     36,407,250    CNY      4,404,680   4,452,343       47,663

       7/20/2004     8,994,000    EUR     10,951,141  11,066,874      115,733

       8/24/2004     2,490,000    ZAR        396,166     395,640         (526)

       9/21/2004     1,526,000    ZAR        241,506     241,257         (249)
                                                                     --------

                                                                     $250,047
                                                                     ========

BRL - Brazilian Real
CLP - Chilean Peso
CN - China Yuan Renminbi
EUR - Euro
HKD - Hong Kong Dollar
INR - Indian Rupee
JPY - Japanese Yen
KRW - South Korean Won
MXP - Mexican Peso
PEN - Peruvian Nuevo Sol
RUB - Russian Ruble
SGD - Singapore Dollar
SKK - Slovakian Koruna
TWD - Taiwan Dollar
ZAR - South African Rand
U.S. $ - United States Dollar

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



8. FORWARD FOREIGN CURRENCY CONTRACTS - CONTINUED

MET/PUTNAM RESEARCH PORTFOLIO

Forward Foreign Currency Contracts to Buy:

                                                                   Net Unrealized
                                           Value at    In Exchange Appreciation/
    Settlement Date Contracts to Deliver June 30, 2004 for U.S. $  (Depreciation)
    --------------- -------------------- ------------- ----------- --------------

       9/15/2004    237,610,500    KRW     $204,502      202,567       $1,935
                                                                       ------

                                                                       $1,935
                                                                       ======

Forward Foreign Currency Contracts to Sell:

                                                                  Net Unrealized
                                          Value at    In Exchange Appreciation/
    Settlement Date Contacts to Deliver June 30, 2004 for U.S. $  (Depreciation)
    --------------- ------------------- ------------- ----------- --------------

       9/15/2004      1,019,700   CAD    $  759,765      748,376     $(11,389)

       9/15/2004        689,300   GBP     1,241,247    1,248,453        7,206

       9/15/2004     52,721,300   JPY       483,801      483,536         (265)

       9/15/2004    237,610,500   KRW       204,502      202,273       (2,229)
                                                                     --------

                                                                     $ (6,677)
                                                                     ========


CAD - Canadian Dollar
GBP - British Pound
KRW - South Korean Won
JPY - Japanese Yen
U.S. $ - United States Dollar

9. OPTIONS

During the period ended June 30, 2004 the following option contracts were written:

                                 Met/AIM             J.P. Morgan              PIMCO                      PIMCO
                             Small Cap Growth        Quality Bond      Inflation Protected Bond       Total Return
                                Portfolio             Portfolio             Portfolio                  Portfolio
                           -------------------  ---------------------  ------------------------ -----------------------
                           Number of             Number of             Number of                 Number of
                           Contracts  Premium    Contracts    Premium  Contracts     Premium     Contracts     Premium
                           --------- ---------  -----------  --------   ----------    --------  -----------  ----------
Options outstanding at
  December 31, 2003.......     230   $  32,033   10,500,000  $ 39,375  64,000,000    $560,202   372,600,228  $5,679,905
Options written...........   1,536     248,330           --        --          --          --     5,800,572     561,533
Options bought back.......    (748)   (110,764) (10,500,000)  (39,375)         --          --            --          --
Options closed and expired    (862)   (139,317)          --        --          --          --          (228)   (191,520)
                             -----   ---------  -----------  --------   ----------    --------  -----------  ----------
Options outstanding at
  June 30, 2004...........     156   $  30,282           --        --  64,000,000    $560,202   378,400,572  $6,049,918
                             =====   =========  ===========  ========   ==========    ========  ===========  ==========

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



10. SWAP AGREEMENTS

Open swap agreements at June 30, 2004, were as follows:

PIMCO INFLATION PROTECTED BOND PORTFOLIO

                Expiration
Notional Amount    Date                               Description                              Value
--------------- ---------- ----------------------------------------------------------------- ----------

10,900,000  USD 12/18/2033 Agreement with Bank of America N.A. dated 3/2/2004 to receive     $  311,535
                           semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 6.00%.

14,600,000  USD 12/15/2014 Agreement with J.P. Morgan Chase Bank dated 6/2/2004 to pay          377,822
                           semi-annually the notional amount multiplied by 5.00% and to receive semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

21,600,000  USD 12/15/2014 Agreement with Bank of America N.A. dated 5/27/2004 to receive       558,941
                           semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA and to pay semi-annually the notional amount
                           multiplied by 5.00%.

   400,000  EUR  3/15/2007 Agreement with Merrill Lynch Capital Services, Inc., dated             5,184
                           2/10/2004 to receive annually the notional amount multiplied
                           4.00% and to pay annually the notional amount multiplied by the 6 month EUR-EURIBOR-TELERATE.

   500,000  EUR 3/15/2007  Agreement with J.P. Morgan Chase Bank dated 4/12/2004 to               6,530
                           receive annually the notional amount multiplied by 4.00% and to pay annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-TELERATE.

35,200,000  EUR 6/17/2015  Agreement with J.P. Morgan Chase Bank dated 4/27/2004 to             830,384
                           receive annually the notional amount multiplied by 5.00% and to pay annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-TELERATE.
                                                                                             ----------

                                                                                             $2,090,396
                                                                                             ==========

EUR - Euro
USD - United States Dollar

PIMCO TOTAL RETURN PORTFOLIO

                Expiration
Notional Amount    Date                               Description                              Value
--------------- ---------- ------------------------------------------------------------------ --------

1,700,000  USD   9/30/2004 Agreement with Bank of America N.A. dated 3/31/2004 to receive     $(3,957)
                           if positive and to pay if negative, monthly through 9/30/2004, the index return of the Lehamn Brothers ERISA Eligible Investment
                           Grade Commercial Mortgage-Backed Securities Daily Index in
                           exchange for an amount to be paid monthly equal to the USD-
                           LIBOR-BBA rate minus 0.63%.

4,000,000  USD   9/30/2004 Agreement with Morgan Stanley Capital Services, Inc., dated         (9,236)
                           3/16/2004 to receive monthly through 9/30/2004, the index
                           return of the Lehamn Brothers ERISA Eligible Investment Grade
                           Commercial Mortgage-Backed Securities Daily Index in exchange for an amount to be paid monthly equal to the USD-LIBOR-BBA rate minus 0.65%.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



10. SWAP AGREEMENTS - CONTINUED

                Expiration
Notional Amount    Date                               Description                               Value
--------------- ---------- ----------------------------------------------------------------- -----------

   500,000  USD  1/16/2005 Agreement with Merrill Lynch Capital Services, Inc., dated             41,110
                           1/24/2003 to receive semi-annually the notional amount
                           multiplied 16.50% and to pay par in the event of default of
                           Federative Republic of Brazil 8.00% due 4/15/14.

 3,375,000  USD  5/20/2005 Agreement with Morgan Stanley Capital Services, Inc. dated              9,447
                           11/10/2003 to receive semi-annually the notional amount
                           multiplied by 0.625% and to pay par in the event of default of
                           United Mexican States 11.50% due 5/15/26.

29,000,000  USD  8/15/2007 Agreement with Goldman Sachs Capital Markets, LP dated                283,246
                           8/6/2003 to receive semi-annually the notional amount multiplied
                           4.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-LIBOR-BBA.

   300,000  USD 12/20/2008 Agreement with J.P. Morgan Chase Bank dated 10/15/03 to pay           (5,557)
                           quarterly the notional amount multiplied by 1.35% and to receive par in the event of default of Capital One Financing Corporation
                           8.750% due 2/01/07.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay                (5,110)
                           quarterly the notional amount multiplied by 0.53% and to receive par in the event of default of Lockheed Martin Corporation 8.20%
                           due 12/1/2009.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay quarterly     (12,653)
                           the notional amount multiplied by 0.97% and to receive par in the event of default of Goodrich Corporation 7.625% due 12/15/2012.

 1,200,000  USD 12/20/2008 Agreement with Lehman Brothers dated 10/14/2003 to pay                (2,144)
                           quarterly the notional amount multiplied by 0.48% and to receive par in the event of default of Northrop Grumman Corporation
                           7.125% due 2/15/2011.

19,600,000  USD 12/15/2009 Agreement with Bank of America N.A. dated 5/27/2004 to receive      (578,894)
                           semi-annually the notional amount multiplied by the 4.00% and to pay semi-annually the notional amount multiplied by the 3 month
                           USD-LIBOR-BBA.

39,800,000  USD 12/15/2009 Agreement with J.P. Morgan Chase Bank dated 6/2/04 to receive     (1,175,966)
                           semi-annually the notional amount multiplied by 4.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA.

21,000,000  USD 12/15/2014 Agreement with Bank of America N.A. dated 5/27/04 to receive        (543,415)
                           semi-annually the notional amount multiplied by 5.00% and to pay semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA.

 1,900,000  USD 12/15/2024 Agreement with Bank of America N.A. dated 6/16/04 to pay semi-       (49,152)
                           annually the notional amount multiplied by 6.00% and to receive semi-annually the notional amount multiplied by the 3 month USD-
                           LIBOR-BBA.

25,900,000  EUR  6/16/2014 Agreement with J.P. Morgan Chase Bank dated 12/3/2003 to          (1,476,571)
                           receive annually the notional amount multiplied by 5.00% and to pay annually the notional amount multiplied by the 6 month EUR-
                           EURIBOR-TELERATE.

12,100,000  EUR  3/15/2007 Agreement with Merrill Lynch Capital Services, Inc., dated            156,817
                           2/10/2004 to receive annually the notional amount multiplied
                           4.00% and to pay annually the notional amount multiplied by the 6 month EUR-EURIBOR-TELERATE.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



10. SWAP AGREEMENTS - CONTINUED

                 Expiration
Notional Amount     Date                                Description                                 Value
---------------  ---------- -------------------------------------------------------------------- ------------

 17,600,000  EUR 3/15/2007  Agreement with J.P. Morgan Chase Bank dated 4/12/2004 to                  229,877
                            receive annually the notional amount multiplied by 4.00% and to pay annually the notional amount multiplied by the 6 month EUR-
                            EURIBOR-TELERATE.

 11,700,000  EUR 6/17/2012  Agreement with Goldman Sachs Capital Markets, LP dated                  (752,603)
                            4/8/2002 to receive annually the notional amount multiplied by the 6 month EURIBOR and to pay annually the notional amount multiplied by 5.00%.

 68,800,000  EUR 6/16/2014  Agreement with Goldman Sachs Capital Markets, LP dated                (3,922,320)
                            12/23/03 to receive annually the notional amount multiplied by the 6 month EUR-EURIBOR-TELERATE and to pay annually the
                            notional amount multiplied by 5.00%.

148,900,000  SEK 6/17/2008  Agreement with Merrill Lynch Capital Services, Inc., dated               (46,360)
                            7/28/2003 to receive annually the notional amount multiplied
                            4.50% and to pay annually the notional amount multiplied by the 3 month SEK-STIBOR-SIDE.

241,400,000  SEK 6/17/2008  Agreements with J.P. Morgan Chase Bank dated 6/17/2003 and               (75,159)
                            6/18/2003 to receive annually the notional amount multiplied by
                            4.50% and to pay annually the notional amount multiplied by the
                            SEK-STIBOR-SIDE.

162,500,000  SEK 6/17/2008  Agreement with Morgan Stanley Capital Services, Inc., dated 6/3/2004     (50,594)
                            to receive annually (commencing 2006) the notional amount
                            multiplied 4.50% and to pay annually (commencing 2006) the notional amount multiplied by the 3 month SEK-STIBOR-SIDE.
                                                                                                 ------------

                                                                                                 $(7,978,194)
                                                                                                 ============

EUR - Euro
SEK - Swedish Krona
USD - United States Dollar

11. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid the period ended December 31, 2003 and 2002 were as follows:

                                               Ordinary Income     Long-Term Capital Gain          Total
-                                          ----------------------- ---------------------- ------------------------
                                              2003        2002        2003       2002        2003         2002
-                                          ----------- ----------- ---------- ----------- ----------- ------------

Met/AIM Mid Cap Core Portfolio             $ 1,832,869 $    35,706 $       -- $        -- $ 1,832,869 $     35,706

Harris Oakmark International Portfolio       3,002,349      25,711    273,106          --   3,275,455       25,711

Janus Aggressive Growth Portfolio                   --       3,835         --          --          --        3,835

J.P. Morgan Quality Bond Portfolio           6,861,057   7,428,949         --          --   6,861,057    7,428,949

J.P. Morgan Select Equity Portfolio            695,772     887,100         --          --     695,772      887,100

Lord Abbett America's Value Portfolio          207,582          --         --          --     207,582           --

Lord Abbett Bond Debenture Portfolio        15,972,187  18,063,089         --          --  15,972,187   18,063,089

Lord Abbett Growth and Income Portfolio     15,519,662  12,838,805         --  89,637,114  15,519,662  102,475,919

Lord Abbett Mid-Cap Value Portfolio          1,044,172   2,762,182  2,774,829   2,878,267   3,819,001    5,640,449

MFS Research International Portfolio         1,398,236      96,053         --          --   1,398,236       96,053

Money Market Portfolio                         766,962     746,672         --          --     766,962      746,672

Oppenheimer Capital Appreciation Portfolio          --       4,593         --          --          --        4,593

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



11. DISTRIBUTIONS TO SHAREHOLDERS - CONTINUED

                                               Ordinary Income     Long-Term Capital Gain        Total
-                                          ----------------------- ---------------------- --------------------
                                              2003        2002        2003        2002       2003       2002
-                                          ----------- -----------  -----------   ----    ----------- --------

PIMCO Inflation Protected Bond Portfolio   $ 8,015,505 $        -- $   164,306    $--     $ 8,179,811 $     --

PIMCO Total Return Portfolio                21,621,640          --   2,238,470     --      23,860,110       --

Met/Putnam Capital Opportunities Portfolio          --      48,895          --     --              --   48,895

Met/Putnam Research Portfolio                    6,783     280,416          --     --           6,783  280,416

Third Avenue Small Cap Value Portfolio       1,983,734     127,430     550,664     --       2,534,398  127,430

T. Rowe Price Mid-Cap Growth Portfolio              --     460,015          --     --              --  460,015

As of December 31, 2003, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

                                           Undistributed Undistributed   Unrealized       Loss
                                             Ordinary      Long-Term    Appreciation  Carryforwards
                                              Income         Gain      (Depreciation) and Deferrals     Total
-                                          ------------- ------------- -------------- ------------- ------------

Met/AIM Mid Cap Core Equity Portfolio       $        --   $       --    $ 28,369,554  $   (125,361) $ 28,244,193

Met/AIM Small Cap Growth Portfolio                   --           --      38,642,116    (1,357,795)   37,284,321

Harris Oakmark International Portfolio           75,212           --      49,301,701       (19,223)   49,357,690

Janus Aggressive Growth Portfolio                    --           --      35,550,368    (9,290,397)   26,259,971

J.P. Morgan Quality Bond Portfolio            5,408,250    2,259,067       3,427,948       (32,333)   11,062,932

J.P. Morgan Select Equity Portfolio             907,452           --      13,328,005   (43,056,108)  (28,820,651)

Lord Abbett America's Value Portfolio               793           --         862,126        (8,128)      854,791

Lord Abbett Bond Debenture Portfolio         42,393,038           --      57,905,549   (31,186,746)   69,111,841

Lord Abbett Growth and Income Portfolio      12,686,324           --     301,953,901   (61,073,061)  253,567,164

Lord Abbett Growth Opportunities Portfolio           --           --       7,453,281    (5,405,872)    2,047,409

Lord Abbett Mid-Cap Value Portfolio           1,208,160    6,548,820      32,859,734    (3,744,425)   36,872,289

MFS Research International Portfolio          1,492,995           --      41,125,668   (14,985,680)   27,632,983

Money Market Portfolio                               --           --              --        (4,611)       (4,611)

Oppenheimer Capital Appreciation Portfolio    2,196,684           --      64,116,630        (4,956)   66,308,358

PIMCO Inflation Protected Bond Portfolio        360,091           --       2,294,997       (98,301)    2,556,787

PIMCO PEA Innovation Portfolio                  152,852           --       4,999,702        (5,016)    5,147,538

PIMCO Total Return Portfolio                 45,449,307           --       1,558,600    (8,830,686)   38,177,221

Met/Putnam Capital Opportunities Portfolio           --           --       6,331,389   (12,379,397)   (6,048,008)

Met/Putnam Research Portfolio                        --           --       9,416,760    (8,321,710)    1,095,050

Third Avenue Small Cap Value Portfolio        1,454,108      923,581      51,843,183       (11,077)   54,209,795

T. Rowe Price Mid-Cap Growth Portfolio               --           --      51,956,391   (18,755,114)   33,201,277

The difference between book basis and tax basis is attributable primarily to the tax deferral of losses on wash sales.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



12. ACQUISITIONS

On April 28, 2003, Janus Aggressive Growth Portfolio ("Janus Aggressive") acquired all the net assets of Met Series Fund Janus Growth Portfolio ("Janus Growth") pursuant to a plan of reorganization approved by Janus Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,479,616 Class A shares of Janus Aggressive (valued at $13.9 million) in exchange for the 2,470,823 Class A shares of Janus Growth, 1,148,231 Class B shares of Janus Aggressive (valued at $6.4 million) in exchange for the 1,142,102 Class B shares of Janus Growth and 352,762 Class E shares of Janus Aggressive (valued at $2.0 million) in exchange for the 350,256 Class E shares of Janus Growth outstanding on April 25, 2003. Janus Growth Class A net assets at that date ($13.9 million), including $455,087 of unrealized appreciation and approximately $5.3 million of accumulated net realized losses, were combined with those of Janus Aggressive Class A. Janus Growth Class B net assets at that date ($6.4 million), including $389,287 of unrealized appreciation and $1.7 million of accumulated net realized losses, were combined with those of Janus Aggressive Class B. Janus Growth Class E net assets at that date ($2.0 million), including $145,985 of unrealized appreciation and $268,280 of accumulated net realized losses, were combined with those of Janus Aggressive Class E. The aggregate Class A net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $63,022 and $13,935,443, respectively. The aggregate Class A net assets of Janus Aggressive immediately after the acquisition were $13,998,465. The aggregate Class B net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $76,388,239 and $6,418,611, respectively. The aggregate Class B net assets of Janus Aggressive immediately after the acquisition were $82,806,850. The aggregate Class E net assets of Janus Aggressive and Janus Growth immediately before the acquisition were $9,897 and $1,971,939, respectively. The aggregate Class E net assets of Janus Aggressive immediately after the acquisition were $1,981,836.

On April 28, 2003, MFS Research International Portfolio ("MFS Research") acquired all the net assets of J.P. Morgan International Equity Portfolio ("International Equity") pursuant to a plan of reorganization approved by International Equity shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 6,123,890 Class A shares of MFS Research (valued at $45.0 million) in exchange for the 6,495,035 Class A shares of International Equity and 210,873 Class B shares of MFS Research (valued at $1.5 million) in exchange for the 224,646 Class B shares of International Equity outstanding on April 25, 2003. International Equity Class A net assets at that date ($45.0 million), including $4.2 million of unrealized depreciation and approximately $39.9 million of accumulated net realized losses, were combined with those of MFS Research Class A. International Equity Class B net assets at that date ($1.5 million), including $48,788 of unrealized appreciation and $406,843 of accumulated net realized losses, were combined with those of MFS Research Class B. The aggregate Class A net assets of MFS Research and International Equity immediately before the acquisition were $7,612,751 and $45,010,593, respectively. The aggregate Class A net assets of MFS Research immediately after the acquisition were $52,623,344. The aggregate Class B net assets of MFS Research and International Equity immediately before the acquisition were $104,817,626 and $1,548,933, respectively. The aggregate Class B net assets of MFS Research immediately after the acquisition were $106,365,435.

On April 28, 2003, Lord Abbett Growth and Income Portfolio ("Growth and Income") acquired all the net assets of J.P. Morgan Enhanced Index Portfolio ("Enhanced Index") pursuant to a plan of reorganization approved by Enhanced Index shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 5,782,283 Class A shares of Growth and Income (valued at $109.3 million) in exchange for the 9,854,387 Class A shares of Enhanced Index and 249,263 Class B shares of Growth and Income (valued at $4.7 million) in exchange for the 424,220 Class B shares of Enhanced Index outstanding on April 25, 2003. Enhanced Index Class A net assets at that date ($109.3 million), including $15.2 million of unrealized depreciation and approximately $63.3 million of accumulated net realized losses, were combined with those of Growth and Income Class A. Enhanced Index Class B net assets at that date ($4.7 million), including $117,866 of unrealized appreciation and $1.3 million of accumulated net realized losses, were combined with those of Growth and Income Class B. The aggregate Class A net assets of Growth and Income and Enhanced Index immediately before the acquisition were $854,552,441 and $109,285,155, respectively. The aggregate Class A net assets of Growth and Income immediately after the acquisition were $963,837,596. The aggregate Class B net assets of Growth and Income and Enhanced Index immediately before the acquisition were $441,832,788 and $4,696,113, respectively. The aggregate Class B net assets of Growth and Income immediately after the acquisition were $446,528,901.

On April 28, 2003, Lord Abbett Growth Opportunities Portfolio ("Growth Opportunities") acquired all the net assets of Lord Abbett Developing Growth Portfolio ("Developing Growth") pursuant to a plan of reorganization approved by Developing Growth shareholders on April 25, 2003. The acquisition was accomplished by a tax-free exchange of 2,703,556 Class A shares of Growth Opportunities (valued at $19.1 million) in exchange for the 2,505,390 Class A shares of Developing Growth and 652,415 Class B shares of Growth Opportunities (valued at $4.6 million) in exchange for the 602,691 Class B shares of Developing Growth outstanding on April 25, 2003. Developing Growth Class A net assets at that date ($19.1 million), including $2.3 million of unrealized depreciation and approximately $12.0 million of accumulated net realized losses, were combined with those of Growth Opportunities Class A. Developing Growth Class B net assets at that date ($4.6 million), including $708,713 of unrealized appreciation and $1.8 million of accumulated net realized losses, were combined with those of Growth Opportunities Class B.
The aggregate Class A net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $1,867,758 and $19,141,178, respectively. The aggregate Class A net assets of Growth Opportunities immediately after the acquisition were $21,089,936. The aggregate Class B net assets of Growth Opportunities and Developing Growth immediately before the acquisition were $14,985,098 and $4,586,478, respectively. The aggregate Class B net assets of Growth Opportunities immediately after the acquisition were $19,571,576.

                          MET INVESTORS SERIES TRUST
                         NOTES TO FINANCIAL STATEMENTS
                           JUNE 30, 2004 (UNAUDITED)



13. REORGANIZATIONS:

The following Portfolio reorganizations will be presented to the Board of Trustees on August 19, 2004, for approval. If approved, the reorganizations will be presented to shareholders on or about October 1, 2004. If approved by shareholders, the reorganizations will occur on or about November 22, 2004.

The proposed reorganizations provide for the acquisition of all the assets of:

J.P. Morgan Quality Bond Portfolio in exchange for shares of PIMCO Total Return Portfolio; J.P. Morgan Select Equity Portfolio in exchange for shares of Capital Guardian U.S. Equity Portfolio (a series of Metropolitan Series Fund, Inc.); Met/Putnam Research Portfolio in exchange for shares of Oppenheimer Capital Appreciation Portfolio. All Portfolios are series of Met Investors Series Trust unless otherwise noted.

14. PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (800) 848-3854 and on the Securities and Exchange Commission's website at http://www.sec.gov.

15. PROXY VOTING RECORD

No later than August 31, 2004 the Trust, on behalf of each of its series, will file with the Securities and Exchange Commission its proxy voting record for the 12-month period ending June 30 on Form N-PX. Form N-PX must be filed by the Trust each year by August 31. Once filed, the most recent Form N-PX will be available without charge, upon request, by calling (800) 848-3854 or on the Securities and Exchange Commission's website at http://www.sec.gov.

Item 2. Code of Ethics.

Item applicable only to annual reports on Form N-CSR.

Item 3. Audit Committee Financial Expert.

Item applicable only to annual reports on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Item applicable only to annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Item not applicable for periods ending before July 9, 2004.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 10. Controls and Procedures.

(a) Within 90 days of the filing date of this Form N-CSR, Elizabeth M. Forget, the registrant's President and Jeffrey A. Tupper, the registrant's Chief Financial Officer and Treasurer, reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the "Procedures") and evaluated their effectiveness. Based on their evaluation, Ms. Forget and Mr. Tupper have concluded that the Procedures are effective to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b) There have been no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11. Exhibits

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940 are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) of the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MET INVESTORS SERIES TRUST


By: /s/ Elizabeth M. Forget
    -------------------------------------
    Elizabeth M. Forget
    President

Date: August 26, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Elizabeth M. Forget
    -------------------------------------
    Elizabeth M. Forget
    President

Date: August 26, 2004


By: /s/ Jeffrey A. Tupper
    -------------------------------------
    Jeffrey A. Tupper
    Chief Financial Officer and Treasurer

Date: August 26, 2004